Filed Pursuant to Rule 433
                                                    Registration No.: 333-130524



                              ABFC 2007-WMC1 TRUST
                             FREE WRITING PROSPECTUS

                STATEMENT REGARDING THIS FREE WRITING PROSPECTUS

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, the underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or by e-mailing a request to dg.prospectus_distribution@bofasecurities.com.

                    IMPORTANT NOTICE REGARDING THE CONDITIONS
                 FOR THIS OFFERING OF ASSET-BACKED CERTIFICATES

Because the asset-backed securities are being offered on a "when, as and if issued" basis, any contract of sale will terminate, by its terms, without any further obligation or liability between us, if the securities themselves, or the particular class to which the contract relates, are not issued. Because the asset-backed securities are subject to modification or revision, any such contract also is conditioned upon the understanding that no material change will occur with respect to the relevant class of securities prior to the closing date. If a material change does occur with respect to such class, our contract will terminate, by its terms, without any further obligation or liability between us (the "Automatic Termination"). If an Automatic Termination occurs, we will provide you with revised offering materials reflecting the material change and give you an opportunity to purchase such class. To indicate your interest in purchasing the class, you must communicate to us your desire to do so within such timeframe as may be designated in connection with your receipt of the revised offering materials.

This free writing prospectus is being delivered to you solely to provide you with information about the offering of the securities referred to in this free writing prospectus and to solicit an offer to purchase the securities, when, as and if issued. Any such offer to purchase made by you will not be accepted and will not constitute a contractual commitment by you to purchase any of the securities until we have accepted your offer to purchase securities. You may withdraw your offer to purchase securities at any time prior to our acceptance of your offer.

The information in this free writing prospectus supersedes information contained in any prior similar free writing prospectus relating to these securities prior to the time of your commitment to purchase.

This free writing prospectus is not an offer to sell or solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.

The depositor's most recent base prospectus referred to in this free writing prospectus is the base prospectus (the "prospectus") dated October 31, 2007 and is incorporated in this free writing prospectus by reference and may be accessed by clicking on the following hyperlink:

http://www.sec.gov/Archives/edgar/data/1054340/000091412107002409/
as10693602-424b3.txt

     IMPORTANT NOTICE RELATING TO AUTOMATICALLY GENERATED EMAIL DISCLAIMERS

ANY DISCLAIMERS OR OTHER NOTICES THAT MAY APPEAR BELOW THIS DOCUMENT ARE NOT APPLICABLE TO THIS COMMUNICATION AND SHOULD BE DISREGARDED. SUCH DISCLAIMERS OR OTHER NOTICES WERE AUTOMATICALLY GENERATED AS A RESULT OF THIS COMMUNICATION BEING SENT VIA BLOOMBERG OR ANOTHER EMAIL SYSTEM.

FREE WRITING PROSPECTUS
(For use with the Prospectus dated October 31, 2007)

                          $1,421,335,000 (Approximate)
                        Asset Backed Funding Corporation
                                    Depositor

                              ABFC 2007-WMC1 Trust
                                 Issuing Entity

                      Bank of America, National Association
                                     Sponsor

                             Wells Fargo Bank, N.A.
                                 Master Servicer

                          Saxon Mortgage Services, Inc.
                                    Servicer

 Asset Backed Funding Corporation Asset-Backed Certificates, Series 2007-WMC1
     Principal and interest payable monthly, commencing in November 2007

--------------------------------------------------------------------------------
Carefully consider the "Risk Factors" beginning on page 22 of this free writing prospectus and on page 10 of the prospectus.

Neither the offered certificates nor the underlying mortgage loans are insured or guaranteed by any governmental agency or instrumentality.

The offered certificates represent interests in the issuing entity only and will not be obligations of or represent interests in the depositor, the sponsor or any other entity.

--------------------------------------------------------------------------------

The Issuing Entity Will Issue -

o   Four classes of senior certificates.

o Nine classes of subordinated Class M Certificates all of which are subordinate to, and provide credit enhancement for, the senior certificates. Each class of Class M Certificates is also subordinated to and provides credit enhancement for each class of Class M Certificates, if any, with a lower number.

o One class of subordinated Class B Certificates which is subordinate to, and provides credit enhancement for, the senior certificates and the Class M Certificates.

o   The Class CE, Class P, Class R and Class R-X Certificates.

The classes of offered certificates are listed and their sizes and basic payment characteristics are described under the heading "Offered Certificates" in the table beginning on page 6.

The Assets of the Issuing Entity Will Include -

o Two loan groups of first lien residential mortgage loans. The mortgage loans will consist of fixed-rate and adjustable-rate sub-prime mortgage loans. A majority of the mortgage loans are balloon loans.

Credit Enhancement Will Consist of -

o Excess Interest - Certain excess interest received from the mortgage loans will be used to cover losses.

o Overcollateralization - As of the cut-off date, the assets of the trust will exceed the aggregate certificate principal balance of the certificates, resulting in overcollateralization. Certain excess interest received from the mortgage loans will also be applied as payments of principal on the certificates to maintain a required level of overcollateralization.

o Subordination - Each class of subordinated certificates is subordinate to the senior certificates and to those classes of subordinated certificates higher in order of payment priority. Under certain circumstances described herein, the Class A-1B Certificates will be subordinate to the Class A-1A Certificates.

o Cross-Collateralization - Under certain circumstances described herein, payments on the mortgage loans in one loan group may be used to make distributions to holders of senior certificates relating to the other loan group.

Interest Rate Support Will Consist of -

o Interest Rate Swap Agreement - Net swap payments received by the trust pursuant to an interest rate swap agreement with Credit Suisse International, as swap provider, will be available to make distributions on the related certificates.

This free writing prospectus is not required to contain all information that is required to be included in the prospectus and the prospectus supplement. The information in this free writing prospectus is preliminary and is subject to completion or change. The information in this free writing prospectus supersedes information contained in any prior free writing prospectus relating to these securities. This free writing prospectus is not an offer to sell or a solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.

The underwriter will purchase the offered certificates from the depositor and will offer the offered certificates to investors at varying prices to be determined at the time of sale. The depositor expects that the offered certificates will be available for delivery to investors in book-entry form through The Depository Trust Company, Clearstream or Euroclear on or about November 5, 2007.

                         Banc of America Securities LLC
          The date of this free writing prospectus is November 1, 2007.

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----

SUMMARY OF FREE WRITING PROSPECTUS...........................................8
RISK FACTORS................................................................22
  Recent developments in the residential
    mortgage market may adversely affect the
    performance or market value of your
    certificates............................................................22
  Credit quality of subprime mortgage loans
    and less stringent underwriting standards
    applicable to subprime mortgage loans and
    the resultant potential for delinquencies
    on the mortgage loans could lead to losses
    on your certificates....................................................23
  There are risks involving unpredictability
    of prepayments and the effect of
    prepayments on yields...................................................23
  High loan-to-value ratios increase risk of
    loss....................................................................24
  Adjustable rate mortgage loan borrowers may
    be more likely to prepay................................................24
  There is a risk that interest payments on
    the mortgage loans may be insufficient to
    maintain overcollateralization..........................................25
  Effects of mortgage interest rates and other
    factors on the certificate interest rates
    of the offered certificates.............................................25
  There are risks relating to alternatives to
    foreclosure.............................................................26
  Delinquency reporting methodology may affect
    the level of reportable delinquencies...................................26
  The interest rate swap agreement is subject
    to counterparty risk....................................................26
  There is no assurance that amounts will be
    received under the interest rate swap
    agreement...............................................................26
  The credit rating of the swap provider could
    affect the rating of the offered
    certificates............................................................27
  Payments due to swap provider may result in
    losses on certificates..................................................27
  Some of the mortgage loans have an initial
    interest only period, which may result in
    increased delinquencies and losses or rates
    of prepayment...........................................................27
  The rate of default on mortgage loans that
    are secured by investor properties may be
    higher than on other mortgage loans.....................................28
  Balloon mortgage loans increase the risk of
    loss....................................................................28
  There are risks relating to simultaneous
    second mortgage loans...................................................28
  Lack of income verification may increase the
    risk of loss............................................................29
  There are risks relating to geographic
    concentration of the mortgage loans.....................................29
  Wildfires in California may adversely affect
    holders of the certificates.............................................29
  Residential real estate values may fluctuate
    and adversely affect your investment....................................30
  Credit scores may not accurately predict the
    likelihood of default...................................................30
  The recording of the mortgages in the name
    of MERS may affect the yield on your
    certificates............................................................31
  The transfer of servicing may result in
    higher delinquencies and defaults which may
    adversely affect the yield on your
    certificates............................................................31
  In the event the originator is not able to
    repurchase or replace defective mortgage
    loans, you may suffer losses on your
    certificates............................................................31
  There are risks in holding subordinated
    certificates............................................................31
  There are additional risks in holding the
    Class A-1B Certificates.................................................32
  Decrement tables are based upon assumptions
    and models..............................................................32
  The rights of the NIMS Insurer could
    adversely affect the offered certificates...............................33
  United States military operations may
    increase risk of shortfalls in interest.................................33
THE MORTGAGE POOL...........................................................35
  General...................................................................35
  The Index.................................................................38
  Terms of the Mortgage Loans...............................................38
THE ORIGINATOR..............................................................38
  General...................................................................38
UNDERWRITING STANDARDS......................................................39
THE MASTER SERVICER, SECURITIES ADMINISTRATOR
  AND CUSTODIAN.............................................................50
THE SERVICER................................................................51
  General...................................................................51
THE SPONSOR.................................................................54
STATIC POOL INFORMATION.....................................................54
THE DEPOSITOR...............................................................54
THE ISSUING ENTITY..........................................................55
THE TRUSTEE.................................................................55
THE SWAP PROVIDER...........................................................56
THE CREDIT RISK MANAGER.....................................................56
THE POOLING AND SERVICING AGREEMENT.........................................57
  General...................................................................57
  Assignment of the Mortgage Loans..........................................57

  Repurchase or Substitution of Mortgage Loans..............................58
  Payments on Mortgage Loans; Deposits to
    Collection Account and Distribution Account.............................60
  Servicer Modifications....................................................60
  Advances..................................................................60
  Subservicers..............................................................62
  Compensation and Payment of Expenses of the
    Servicer, the Master Servicer, the
    Securities Administrator, the Trustee, the
    Custodian and the Credit Risk Manager...................................62
  Optional Termination......................................................63
  Optional Purchase of Defaulted Mortgage Loans.............................64
  Events of Servicing Termination...........................................64
  Rights upon Event of Servicing Termination................................64
  Voting Rights.............................................................65
  Amendment.................................................................65
  Rights of the NIMS Insurer under the Pooling
    and Servicing Agreement.................................................65
DESCRIPTION OF THE CERTIFICATES.............................................66
  General...................................................................66
  Allocation of Available Funds.............................................66
  Interest Distributions....................................................66
  Principal Distributions...................................................69
  Allocation of Losses......................................................78
  Application of Monthly Excess Cashflow
    Amounts.................................................................79
  Certificate Interest Rates................................................83
  Interest Rate Swap Agreement..............................................84
  Distributions from the Swap Account.......................................88
  Calculation of One-Month LIBOR............................................90
YIELD, PREPAYMENT AND MATURITY CONSIDERATIONS...............................90
  Weighted Average Lives....................................................92
FEDERAL INCOME TAX CONSEQUENCES.............................................94
  General...................................................................94
  Taxation of Regular Interests.............................................94
  Taxation of the Basis Risk Arrangements...................................95
  REMIC Taxes and Reporting.................................................96
ERISA CONSIDERATIONS........................................................97
LEGAL INVESTMENT............................................................99
REPORTS TO CERTIFICATEHOLDERS...............................................99
LEGAL MATTERS..............................................................100
RATINGS....................................................................100
INDEX OF FREE WRITING PROSPECTUS DEFINITIONS...............................101
APPENDIX A: MORTGAGE LOAN DATA.............................................A-1
APPENDIX B: DECREMENT TABLES...............................................B-1
APPENDIX C: ASSUMED MORTGAGE LOAN
  CHARACTERISTICS..........................................................C-1
APPENDIX D: INTEREST RATE SWAP AGREEMENT
  NOTIONAL AMOUNT SCHEDULE.................................................D-1

             IMPORTANT NOTICE ABOUT INFORMATION PRESENTED IN THIS
                  FREE WRITING PROSPECTUS AND THE PROSPECTUS


    The depositor describes the certificates in two separate documents that progressively provide more detail:

    o the prospectus, which provides general information, some of which may not apply to your certificates, and

    o this free writing prospectus, which incorporates and includes the appendices, and describes the specific terms of your certificates.

    Cross-references are included in this free writing prospectus and the prospectus to captions in these materials where you can find further related discussions. The foregoing table of contents and the table of contents included in the prospectus provide the location of these captions.

    You can find a listing of the pages where capitalized terms used in this free writing prospectus and the prospectus are defined under the caption "Index of Free Writing Prospectus Definitions" beginning on page 101 in this document and under the caption "Index of Prospectus Definitions" beginning on page 134 in the prospectus. Any capitalized terms used but not defined in this free writing prospectus have the meanings assigned in the prospectus. This free writing prospectus and the prospectus contain forward-looking statements relating to future economic performance or projections and other financial items. Such forward-looking statements, together with related qualifying language and assumptions, are found in the material, including each of the tables, set forth under "Risk Factors" and "Yield, Prepayment and Maturity Considerations" and in the appendices. Forward-looking statements are also found elsewhere in this free writing prospectus and the prospectus, and may be identified by, among other things, the use of forward-looking words such as "expects," "intends," "anticipates," "estimates," "believes," "may" or other comparable words. These statements involve known and unknown risks, uncertainties and other important factors that could cause the actual results or performance to differ materially from such forward-looking statements. Those risks, uncertainties and other factors include, among others, general economic and business conditions, competition, changes in political, social and economic conditions, regulatory initiatives and compliance with government regulations, customer preference and various other matters, many of which are beyond the depositor's control. These forward-looking statements speak only as of the date of this free writing prospectus. The depositor expressly disclaims any obligation or undertaking to update or revise forward-looking statements to reflect any change in the depositor's expectations or any change in events, conditions or circumstances on which any forward-looking statement is based.


                             EUROPEAN ECONOMIC AREA

    In relation to each member state of the European Economic Area which has implemented the Prospectus Directive (each, a "Relevant Member State"), the underwriter has represented and agreed that with effect from and including the date on which the Prospectus Directive is implemented in that Relevant Member State (the "Relevant Implementation Date"), it has not made and will not make an offer of certificates to the public in that Relevant Member State prior to the publication of a prospectus in relation to the offered certificates which has been approved by the competent authority in that Relevant Member State or, where appropriate, approved in another Relevant Member State and notified to the competent authority in that Relevant Member State, all in accordance with the Prospectus Directive, except that it may, with effect from and including the Relevant Implementation Date, make an offer of certificates to the public in that Relevant Member State at any time:

            (1) to legal entities which are authorized or regulated to operate in the financial markets or, if not so authorized or regulated, whose corporate purpose is solely to invest in securities;

            (2) to any legal entity which has two or more of (1) an average of at least 250 employees during the last financial year; (2) a total balance sheet of more than (euro)43,000,000 and (3) an annual net turnover of more than (euro)50,000,000, as shown in its last annual or consolidated accounts; or

            (3) in any other circumstances which do not require the publication by the issuing entity of a prospectus pursuant to Article 3 of the Prospectus Directive.

    For the purposes of this provision, the expression an "offer of certificates to the public" in relation to any offered certificates in any Relevant Member State means the communication in any form and by any means of sufficient information on the terms of the offer and the certificates to be offered so as to enable an investor to decide to purchase or subscribe the certificates, as the same may be varied in that Member State by any measure implementing the Prospectus Directive in that Member State and the expression "Prospectus Directive" means Directive 2003/71/EC and includes any relevant implementing measure in each Relevant Member State.

                                 UNITED KINGDOM

    The underwriter has represented and agreed that:

            (1) it has only communicated or caused to be communicated and will only communicate or cause to be communicated an invitation or inducement to engage in investment activity (within the meaning of Section 21 of the Financial Services and Markets Act 2000 (the "FSMA")) received by it in connection with the issue or sale of the offered certificates in circumstances in which Section 21(1) of the FSMA does not apply to the trust; and

            (2) it has complied and will comply with all applicable provisions of the FSMA with respect to anything done by it in relation to the offered certificates in, from or otherwise involving the United Kingdom.

                       NOTICE TO UNITED KINGDOM INVESTORS

    The distribution of this free writing prospectus and the prospectus, if made by a person who is not an authorized person under the FSMA, is being made only to, or directed only at persons who (1) are outside the United Kingdom, or (2) have professional experience in matters relating to investments, or (3) are persons falling within Articles 49(2)(a) through (d) ("high net worth companies, unincorporated associations, etc.") or 19 (Investment Professionals) of the Financial Services and Markets Act 2000 (Financial Promotion) Order 2005 (all such persons together being referred to as the "Relevant Persons"). This free writing prospectus and the prospectus must not be acted on or relied on by persons who are not Relevant Persons. Any investment or investment activity to which this free writing prospectus and the prospectus relates, including the offered certificates, is available only to Relevant Persons and will be engaged in only with Relevant Persons.

    Potential investors in the United Kingdom are advised that all, or most, of the protections afforded by the United Kingdom regulatory system will not apply to an investment in the offered certificates and that compensation will not be available under the United Kingdom Financial Services Compensation Scheme.

               THE ABFC 2007-WMC1 TRUST ASSET-BACKED CERTIFICATES



                   Initial
                 Certificate     Certificate
                  Principal       Interest                                Interest        Minimum      Incremental   Certificate
    Class         Balance(1)        Rate         Principal Types(2)       Types(2)     Denomination   Denomination     Form(3)
--------------   -------------   -----------   ---------------------   -------------   ------------   ------------   -----------
Offered
Certificates
Class A-1A        $631,248,000       (6)           Super Senior,       Floating Rate      $25,000          $1        Book-Entry
                                                    Sequential
                                                Pay/Pass-Through(7)
Class A-1B        $103,995,000       (6)       Super Senior Support,   Floating Rate      $25,000          $1        Book-Entry
                                                    Sequential
                                               Pay/Pass-Through (7)
Class A-2A        $306,052,000       (6)        Senior, Sequential     Floating Rate      $25,000          $1        Book-Entry
                                                Pay/Pass-Through(7)
Class A-2B         $74,622,000       (6)        Senior, Sequential     Floating Rate      $25,000          $1        Book-Entry
                                               Pay/Pass-Through (7)
Class M-1          $42,617,000       (6)           Subordinated        Floating Rate      $25,000          $1        Book-Entry
Class M-2          $42,616,000       (6)           Subordinated        Floating Rate      $25,000          $1        Book-Entry
Class M-3          $58,400,000       (6)           Subordinated        Floating Rate      $25,000          $1        Book-Entry
Class M-4          $36,303,000       (6)           Subordinated        Floating Rate      $25,000          $1        Book-Entry
Class M-5          $36,303,000       (6)           Subordinated        Floating Rate      $25,000          $1        Book-Entry
Class M-6          $26,044,000       (6)           Subordinated        Floating Rate      $25,000          $1        Book-Entry
Class M-7          $21,308,000       (6)           Subordinated        Floating Rate      $25,000          $1        Book-Entry
Class M-8          $19,730,000       (6)           Subordinated        Floating Rate      $25,000          $1        Book-Entry
Class M-9          $22,097,000       (6)           Subordinated        Floating Rate      $25,000          $1        Book-Entry
Non-Offered
Certificates
Class B-1          $30,778,000       (6)           Subordinated        Floating Rate      $25,000          $1        Book-Entry
Class CE               N/A           (8)           Subordinated             N/A             N/A            N/A       Definitive
Class P                N/A           (8)                N/A                 N/A             N/A            N/A       Definitive
Class R                N/A           (8)           Subordinated             N/A             N/A            N/A       Definitive
Class R-X              N/A           (8)           Subordinated             N/A             N/A            N/A       Definitive



                     Final        Initial Ratings of
                   Scheduled       Certificates(5)
                  Distribution   --------------------
    Class           Date(4)       S&P          Fitch
--------------   -------------    ----         -----
Offered
Certificates
Class A-1A       June 25, 2037     AAA           AAA
Class A-1B       June 25, 2037     AAA           AAA
Class A-2A       June 25, 2037     AAA           AAA
Class A-2B       June 25, 2037     AAA           AAA
Class M-1        June 25, 2037     AA+           AA+
Class M-2        June 25, 2037     AA            AA
Class M-3        June 25, 2037     AA-           AA-
Class M-4        June 25, 2037     A+            A+
Class M-5        June 25, 2037      A             A
Class M-6        June 25, 2037     A-            A-
Class M-7        June 25, 2037    BBB+          BBB+
Class M-8        June 25, 2037     BBB           BBB
Class M-9        June 25, 2037    BBB-          BBB-
Non-Offered
Certificates
Class B-1        June 25, 2037     BB+           BB+
Class CE              N/A          N/A           N/A
Class P               N/A          N/A           N/A
Class R               N/A          N/A           N/A
Class R-X             N/A          N/A           N/A


(1) Approximate. The initial certificate principal balances of the offered certificates may vary by a total of plus or minus 5%.

(2) See "Description of the Certificates--Categories of Classes of Securities" in the prospectus for a description of these principal and interest types and see "Description of the Certificates--Interest Distributions," "--Principal Distributions" and "--Allocation of Losses" in this free writing prospectus for a description of the effects of subordination.

(3) See "Description of the Securities--Book-Entry Registration and Definitive Securities" in the prospectus.

(4) The final scheduled distribution date represents the distribution date in the month following the latest maturity date of any mortgage loan in the mortgage pool. The actual final payment on your certificates could occur earlier or later than the final scheduled distribution date.

(5) The offered certificates will not be issued unless they receive at least the ratings set forth in this table. See "Ratings" in this free writing prospectus.

(6) Interest will accrue on these certificates during each interest accrual period at a per annum rate equal to the least of (i) the sum of one-month LIBOR plus the applicable certificate margin set forth in the table below,
    (ii) the pool maximum rate cap and (iii) the pool cap as described under "Description of the Certificates--Certificate Interest Rates" in this free writing prospectus. During each interest accrual period relating to the distribution dates after the optional termination date, the margins will increase to the margins set forth in the table below if the optional termination right is not exercised. Interest will be calculated based on the methodology in the table below. One-month LIBOR for the initial interest accrual period will be [_]%.


                                      Certificate Margin
                                      after the Optional     Interest
      Class      Certificate Margin   Termination Date      Calculations
    ----------   ------------------   ------------------    ------------
    Class A-1A        [_____]%             [_____]%         Actual/360
    Class A-1B        [_____]%             [_____]%         Actual/360
    Class A-2A        [_____]%             [_____]%         Actual/360
    Class A-2B        [_____]%             [_____]%         Actual/360
    Class M-1         [_____]%             [_____]%         Actual/360
    Class M-2         [_____]%             [_____]%         Actual/360
    Class M-3         [_____]%             [_____]%         Actual/360
    Class M-4         [_____]%             [_____]%         Actual/360
    Class M-5         [_____]%             [_____]%         Actual/360
    Class M-6         [_____]%             [_____]%         Actual/360
    Class M-7         [_____]%             [_____]%         Actual/360
    Class M-8         [_____]%             [_____]%         Actual/360
    Class M-9         [_____]%             [_____]%         Actual/360
    Class B-1         [_____]%             [_____]%         Actual/360

(7) As described under "Description of the Certificates--Principal Distributions," these certificates may have the characteristics of either a sequential pay security or a pass-through security.

(8) The Class CE, Class P, Class R and Class R-X Certificates are entitled to certain distributions as specified in the pooling and servicing agreement.

--------------------------------------------------------------------------------

                       SUMMARY OF FREE WRITING PROSPECTUS

    Because this is a summary, it does not contain all the information that may be important to you. You should read the entire prospectus and this free writing prospectus carefully before you decide to purchase a certificate. If capitalized terms are not defined in this free writing prospectus, they are defined in the prospectus.

Issuing Entity

ABFC 2007-WMC1 Trust, a New York common law trust.

Title of Series

Asset Backed Funding Corporation Asset-Backed Certificates, Series 2007-WMC1

Sponsor

Bank of America, National Association

Depositor

Asset Backed Funding Corporation

Originator

WMC Mortgage Corp.

Master Servicer

Wells Fargo Bank, N.A.

Servicer

Saxon Mortgage Services, Inc.

Securities Administrator

Wells Fargo Bank, N.A.

Trustee

U.S. Bank National Association

Credit Risk Manager

Clayton Fixed Income Services Inc.

Custodian

Wells Fargo Bank, N.A.

Swap Provider

Credit Suisse International

NIMS Insurer

After the closing date, a separate entity may be established to issue net interest margin securities secured by all or a portion of the Class CE and Class P Certificates. Those net interest margin securities may or may not have the benefit of a financial guaranty insurance policy that guarantees payments on those securities. The insurer that would issue any financial guaranty insurance policy, if any, is referred to in this free writing prospectus as the "NIMS Insurer." The references to the NIMS Insurer in this free writing prospectus are applicable only if there is a NIMS Insurer.

Closing Date

On or about November 5, 2007.

Cut-off Date

October 1, 2007.

Distribution Date

The 25th day of each month (or if not a business day, the next business day) beginning in November, 2007.

Determination Date

The 15th day of each month in which a distribution date occurs (or, if not a business day, the immediately preceding business day).

Record Date

For the offered certificates, the business day immediately preceding a distribution date; provided, however, that if a certificate becomes a definitive certificate, the record date for that certificate will be the last business day of the month immediately preceding the month in which the related distribution date occurs.

Collection Period

The period from the second day of the calendar month preceding the month in which a distribution date occurs through the first day of the calendar month in which the distribution date occurs.

Prepayment Period

The period commencing on the 16th day of the calendar month preceding the calendar month in which a distribution date occurs (or, in the case of the first distribution date, on the cut-off date) and ending on the 15th day of the calendar month in which that distribution date occurs.

The Transaction Parties

    Prior to the closing date, the sponsor purchased all of the mortgage loans from the originator. On the closing date, the sponsor will sell the mortgage loans to the depositor, who will in turn deposit them into a New York common law trust, which is the issuing entity. The trust will be formed by a pooling and servicing agreement, dated as of the cut-off date, among the depositor, the master servicer, the securities administrator, the servicer and the trustee. The servicer will service the mortgage loans in accordance with the pooling and servicing agreement and the master servicer will monitor the servicing of the mortgage loans by the servicer in accordance with the pooling and servicing agreement. The servicer and the master servicer will provide information to the securities administrator necessary for the securities administrator to calculate distributions and other information regarding the certificates.

    The transfers of the mortgage loans from the sponsor to the depositor to the issuing entity in exchange for the certificates is illustrated below:


               --------------

                  Sponsor

               --------------                  Offered        --------------
                   |    ^                   Certificates
                   |    |                ------------------->  Underwriter
Mortgage Loans     |    |               |    ----------------
                   v    |  Cash         |   |                 --------------
               --------------           |   |                     |     ^
                              ----------    |                     |     |
                 Depositor    <-------------            Offered   |     | Cash
                                    Cash             Certificates |     |
               --------------                                     |     |
                   |    ^                                         v     |
Mortgage Loans     |    |                                     --------------
                   |    |  All Certificates
                   v    |                                        Investors
                --------------
                                                              --------------
                    Issuing
                    Entity

                --------------


The Certificates

    A summary chart of the initial certificate principal balances, certificate interest rates, principal types, interest types, denominations, certificate forms, final scheduled distribution dates and ratings of the certificates is set forth in the table beginning on page 6.

    The certificates represent all of the beneficial ownership interest in the trust.

                   Classifications of Classes of Certificates

--------------------------------------------------------------------------------
Offered Certificates:                A-1A, A-1B, A-2A, A-2B, M-1, M-2, M-3, M-4,
                                     M-5, M-6, M-7, M-8 and M-9
--------------------------------------------------------------------------------
Non-Offered Certificates:            B-1, CE, P, R and R-X
--------------------------------------------------------------------------------
Senior Certificates or Class A       A-1A, A-1B, A-2A and A-2B
Certificates:
--------------------------------------------------------------------------------
Group 1 Certificates                 A-1A and A-1B
--------------------------------------------------------------------------------
Group 2 Certificates                 A-2A and A-2B
--------------------------------------------------------------------------------
Class M Certificates:                M-1, M-2, M-3, M-4, M-5, M-6, M-7, M-8
                                     and M-9
--------------------------------------------------------------------------------
Class B Certificates:                B-1
--------------------------------------------------------------------------------
Subordinated Certificates:           M-1, M-2, M-3, M-4, M-5, M-6, M-7, M-8,
                                     M-9, B-1, CE, R and R-X
--------------------------------------------------------------------------------
Floating Rate Certificates:          A-1A, A-1B, A-2A, A-2B, M-1, M-2, M-3, M-4,
                                     M-5, M-6, M-7, M-8, M-9 and B-1
--------------------------------------------------------------------------------
Super Senior Certificates:           A-1A
--------------------------------------------------------------------------------
Super Senior Support Certificates:   A-1B
--------------------------------------------------------------------------------
Residual Certificates:               R and R-X
--------------------------------------------------------------------------------
Prepayment Charge Certificates:      P
--------------------------------------------------------------------------------

The Mortgage Pool

    On the closing date, the issuing entity will acquire a pool of fixed and adjustable-rate, first lien subprime mortgage loans, designated herein as the "mortgage loans." All of the mortgage loans were originally originated or acquired by WMC Mortgage Corp. in accordance with the underwriting guidelines described under "Underwriting Standards" in this free writing prospectus.

    For purposes of calculating principal and interest distributions on the senior certificates, the mortgage loans have been divided into two groups, designated as the "group 1 mortgage loans" and the "group 2 mortgage loans." The group 1 mortgage loans consist only of those mortgage loans with original principal balances that conform to Freddie Mac guidelines. The group 2 mortgage loans consist of all other remaining mortgage loans, which may or may not have original principal balances conforming to Freddie Mac guidelines. Other than certain cross-collateralization payments, the Group 1 Certificates generally represent interests in the group 1 mortgage loans and the Group 2 Certificates generally represent interests in the group 2 mortgage loans. The remaining classes of certificates represent interests in all of the group 1 mortgage loans and the group 2 mortgage loans.

Mortgage Loan Statistics

    The mortgage loans will consist of fixed and adjustable-rate mortgage loans with the following characteristics as of the cut-off date (percentages are based on the aggregate principal balance of the mortgage loans):


                                                       Range, Total or
                                                          Percentage       Weighted Average
                                                     ------------------    -----------------

Number of Mortgage Loans........................            5,673                 --
Aggregate Outstanding Principal Balance.........      $1,578,384,711.31           --
Outstanding Principal Balance...................        $27,765.22 to        $278,227.52
                                                        $1,436,690.25

Original Principal Balance......................        $27,900.00 to        $278,861.25
                                                        $1,439,600.00

Current Mortgage Interest Rate..................      4.490% to 11.620%         7.827%
Credit Risk Manager Fee Rate....................            0.015%                --
Servicing Fee Rate..............................            0.500%                --
Remaining Term to Maturity......................      170 to 355 months       352 months
Original Term to Maturity.......................      180 to 360 months       360 months
Original Loan-to-Value Ratio....................      12.30% to 100.00%         83.10%
Debt-to-Income Ratio(1).........................       1.00% to 61.00%          42.78%
Credit Scores...................................          500 to 823             643
Latest Maturity Date............................         May 1, 2037              --
Percentage of Fixed-Rate Mortgage Loans.........            6.35%                 --
Percentage of Adjustable-Rate Mortgage Loans....            93.65%                --
Percentage of Balloon Loans.....................            60.57%                --
Percentage of Interest Only Mortgage Loans......            17.49%                --
Percentage of Mortgage Loans Secured by Investor                                --
  Properties....................................            3.36%
Percentage of Mortgage Loans with "Simultaneous                                   --
  Seconds"......................................            38.40%
Percentage with Prepayment Charges..............            68.79%                --
Maximum Single Five-Digit Zip Code Concentration        0.42% (92336)             --
Geographic Concentration of Mortgaged Properties
  in Excess of 5.00% of the Aggregate
  Outstanding Principal Balance:
  California....................................            42.50%                --
  Florida.......................................            9.63%                 --
  New York......................................            9.33%                 --
For the Adjustable-Rate Mortgage Loans Only:
  Gross Margin..................................       2.750% to 8.325%         6.426%
  Minimum Mortgage Interest Rate................      4.490% to 13.350%         7.788%
  Maximum Mortgage Interest Rate................      10.990% to 18.000%       14.293%
  Initial Periodic Rate Cap.....................       1.000% to 5.020%         3.272%
  Subsequent Periodic Rate Cap..................       1.000% to 2.000%         1.001%
  Months to First or Next Adjustment Date.......       2 to 114 months        30 months

--------------

(1) Excluding the mortgage loans for which no Debt-to-Income Ratio was calculated.

Group 1 Mortgage Loan Statistics

    The group 1 mortgage loans will consist of fixed and adjustable-rate mortgage loans with the following characteristics as of the cut-off date (percentages are based on the aggregate principal balance of the group 1 mortgage loans):


                                                     Range, Total or
                                                        Percentage         Weighted Average
                                                    ------------------    -----------------

Number of Mortgage Loans........................           4,621                   --
Aggregate Outstanding Principal Balance.........     $1,039,948,252.63             --
Outstanding Principal Balance...................       $27,765.22 to          $225,048.31
                                                        $785,332.83

Original Principal Balance......................       $27,900.00 to          $225,605.16
                                                        $790,000.00

Current Mortgage Interest Rate..................     4.490% to 11.620%           8.054%
Credit Risk Manager Fee Rate....................           0.015%                  --
Servicing Fee Rate..............................           0.500%                  --
Remaining Term to Maturity......................     170 to 355 months         352 months
Original Term to Maturity.......................     180 to 360 months         360 months
Original Loan-to-Value Ratio....................     12.30% to 100.00%           83.32%
Debt-to-Income Ratio(1).........................      1.00% to 61.00%            42.90%
Credit Scores...................................         500 to 823               635
Latest Maturity Date............................        May 1, 2037                --
Percentage of Fixed-Rate Mortgage Loans.........           7.06%                   --
Percentage of Adjustable-Rate Mortgage Loans....           92.94%                  --
Percentage of Balloon Loans.....................           61.15%                  --
Percentage of Interest Only Mortgage Loans......           11.67%                  --
Percentage of Mortgage Loans Secured by Investor                                 --
  Properties....................................           4.55%
Percentage of Mortgage Loans with "Simultaneous                                    --
  Seconds"......................................           37.67%
Percentage with Prepayment Charges..............           65.87%                  --
Maximum Single Five-Digit Zip Code Concentration       0.41% (92335)               --
Geographic Concentration of Mortgaged Properties
  in Excess of 5.00% of the Aggregate
  Outstanding Principal Balance:
  California....................................           32.54%                  --
  Florida.......................................           12.36%                  --
  New York......................................           8.99%                   --
  Illinois......................................           5.66%                   --
  New Jersey....................................           5.53%                   --
For the Adjustable-Rate Mortgage Loans Only:
  Gross Margin..................................      2.750% to 8.200%           6.524%
  Minimum Mortgage Interest Rate................     4.490% to 13.350%           8.010%
  Maximum Mortgage Interest Rate................     10.990% to 18.000%         14.515%
  Initial Periodic Rate Cap.....................      1.000% to 5.020%           3.160%
  Subsequent Periodic Rate Cap..................      1.000% to 1.000%           1.000%
  Months to First or Next Adjustment Date.......      2 to 114 months          25 months

------------

(1) Excluding the mortgage loans for which no Debt-to-Income Ratio was calculated.

Group 2 Mortgage Loan Statistics

The group 2 mortgage loans will consist of fixed and adjustable-rate mortgage loans with the following characteristics as of the cut-off date (percentages are based on the aggregate principal balance of the group 2 mortgage loans):


                                                     Range, Total or
                                                        Percentage         Weighted Average
                                                    ------------------    -----------------

Number of Mortgage Loans........................           1,052                   --
Aggregate Outstanding Principal Balance.........      $538,436,458.68              --
Outstanding Principal Balance...................       $43,877.44 to          $511,821.73
                                                       $1,436,690.25

Original Principal Balance......................       $44,000.00 to          $512,793.21
                                                       $1,439,600.00

Current Mortgage Interest Rate..................     4.675% to 11.120%           7.389%
Credit Risk Manager Fee Rate....................           0.015%                  --
Servicing Fee Rate..............................           0.500%                  --
Remaining Term to Maturity......................     173 to 355 months         352 months
Original Term to Maturity.......................     180 to 360 months         360 months
Original Loan-to-Value Ratio....................     13.92% to 100.00%           82.70%
Debt-to-Income Ratio(1).........................      1.00% to 61.00%            42.54%
Credit Scores...................................         500 to 813               660
Latest Maturity Date............................        May 1, 2037                --
Percentage of Fixed-Rate Mortgage Loans.........           4.96%                   --
Percentage of Adjustable-Rate Mortgage Loans....           95.04%                  --
Percentage of Balloon Loans.....................           59.46%                  --
Percentage of Interest Only Mortgage Loans......           28.74%                  --
Percentage of Mortgage Loans Secured by Investor                                   --
  Properties....................................           1.06%
Percentage of Mortgage Loans with "Simultaneous                                    --
  Seconds"......................................           39.82%
Percentage with Prepayment Charges..............           74.44%                  --
Maximum Single Five-Digit Zip Code Concentration       0.89% (91306)               --
Geographic Concentration of Mortgaged Properties
  in Excess of 5.00% of the Aggregate
  Outstanding Principal Balance:

  California....................................           61.74%                  --
  New York......................................           10.00%                  --
For the Adjustable-Rate Mortgage Loans Only:
  Gross Margin..................................      2.750% to 8.325%           6.241%
  Minimum Mortgage Interest Rate................     4.675% to 11.120%           7.368%
  Maximum Mortgage Interest Rate................     11.175% to 17.620%         13.874%
  Initial Periodic Rate Cap.....................      1.000% to 5.000%           3.483%
  Subsequent Periodic Rate Cap..................      1.000% to 2.000%           1.002%
  Months to First or Next Adjustment Date.......      5 to 114 months          38 months

-----------

(1) Excluding the mortgage loans for which no Debt-to-Income Ratio was calculated.

The characteristics of the mortgage pool may change because:

    o Before the closing date, the depositor may remove mortgage loans from the mortgage pool. The depositor also may substitute new mortgage loans for mortgage loans in the mortgage pool prior to the closing date.

    o After the certificates are issued, mortgage loans may be removed from the trust because of repurchases by the originator or the sponsor for breaches of representations or, in the case of the sponsor, failure to deliver required documents. Under certain circumstances and only during the two-year period following the closing date, the sponsor may instead make substitutions for these mortgage loans.

See "The Pooling and Servicing Agreement--Repurchase or Substitution of Mortgage Loans" in this free writing prospectus for a discussion of the circumstances under which the originator or the sponsor is required to repurchase or substitute for mortgage loans. These removals and/or substitutions may result in changes in the mortgage loan characteristics shown above. These changes may affect the weighted average lives and yields to maturity of the related offered certificates.

    Additional information on the mortgage pool is set forth under "The Mortgage Pool" and in the tables in Appendix A to this free writing prospectus and information regarding repurchases and substitutions of the mortgage loans after the closing date will be available on the trust's monthly distribution reports on Form 10-D. See "Reports to Certificateholders" in this free writing prospectus.

Fees and Expenses

    The servicing fees for the mortgage loans are payable out of the interest payments on the mortgage loans, prior to any payments to the credit risk manager, the swap provider or distributions to certificateholders. The servicing fees accrue on the mortgage loans at the servicing fee rate set forth in the tables above. In addition to the servicing fees, the servicer will be entitled to retain as additional servicing compensation (i) all servicer-related fees, including assumption fees, modification fees, extension fees, bad check fees, late payment charges and interest paid on principal prepayments during the portion of a prepayment period occurring in the month of a distribution date, to the extent collected from mortgagors, (ii) any interest or other income earned on funds held in the collection account and any escrow accounts and (iii) any profits from the liquidation of mortgage loans.

    The credit risk manager is entitled to the credit risk manager fee payable from the interest portion of collections described below under "--Distributions--General."

    The master servicer's compensation will consist of all investment income earned on amounts on deposit in the distribution account. The fees of the securities administrator, the custodian and the trustee incurred in connection with their respective responsibilities under the pooling and servicing agreement will be payable by the master servicer without reimbursement from the trust. Any co-trustee, if applicable, will be paid pursuant to the pooling and servicing agreement, without reimbursement from the trust.

    The depositor, the master servicer, the securities administrator, the servicer, the custodian and the trustee are entitled to indemnification and reimbursement of certain expenses from the trust under the pooling and servicing agreement prior to distributions to certificateholders as discussed in the prospectus under the headings "Description of the Agreements--Material Terms of the Pooling and Servicing Agreements and Underlying Servicing Agreements--Certain Matters Regarding Servicers and the Master Servicer" and "--Certain Matters Regarding the Trustee."

    See "The Pooling and Servicing Agreement--Compensation and Payment of Expenses of the Servicer, the Master Servicer, the Securities Administrator, the Trustee, the Custodian and the Credit Risk Manager" in this free writing prospectus for more information about fees and expenses of the servicer, the master servicer, the securities administrator, the trustee, the custodian and the credit risk manager.

    The swap provider may be entitled to receive certain net swap payments as further described under "--Interest Rate Swap Agreement."

Distributions--General

    Interest distributions on the certificates will be made on each distribution date from the interest portion of collections related to the related loan group, in the case of the senior certificates, or both loan groups, in the case of the subordinated certificates, less certain expenses (such as servicing fees, reimbursements for advances made by the servicer, certain amounts payable to the swap provider and payment of other expenses and indemnities described in this free writing prospectus), and principal distributions on the certificates will be made on each distribution date from the principal portion of collections related to the related loan group, in the case of the senior certificates, or both loan groups, in the case of the subordinated certificates, less amounts payable to the swap provider (to the extent not paid from the interest portion of collections), in the following order of priority:


--------------------------------------------------------------------------------
                                    Interest
--------------------------------------------------------------------------------
first, to the credit risk manager, the credit risk manager fee relating to each loan group;
--------------------------------------------------------------------------------
second, to the senior certificates of the related group to pay interest;
--------------------------------------------------------------------------------
third, to the senior certificates of the related group to pay any interest previously earned but not paid;
--------------------------------------------------------------------------------
fourth, to the senior certificates of the other group to pay interest (to the extent not paid in priority second above);
--------------------------------------------------------------------------------
fifth, to the senior certificates of the other group to pay any interest previously earned but not paid (to the extent not paid in priority third above);
--------------------------------------------------------------------------------
sixth, from the remaining interest collections for both loan groups, to pay interest to each class of Class M Certificates in numerical order, beginning with the Class M-1 Certificates;
--------------------------------------------------------------------------------
seventh, from the remaining interest collections for both loan groups, to pay interest to the Class B-1 Certificates; and
--------------------------------------------------------------------------------
eighth, to be distributed as part of monthly excess cashflow.
--------------------------------------------------------------------------------
                   Principal (Before the Stepdown Date or when
                         a Trigger Event is in Effect)
--------------------------------------------------------------------------------
first, to the senior certificates of the related group to pay principal;*
--------------------------------------------------------------------------------
second, to the senior certificates of the other groups to pay principal (to the extent not paid in priority first above);*
--------------------------------------------------------------------------------
third, from the remaining principal collections for both loan groups, to pay principal to each class of Class M Certificates in numerical order, beginning with the Class M-1 Certificates;
--------------------------------------------------------------------------------
fourth, from the remaining principal collections for both loan groups, to pay principal to the Class B-1 Certificates; and
--------------------------------------------------------------------------------
fifth, to be distributed as part of monthly excess cashflow.
--------------------------------------------------------------------------------
                 Principal (On or After the Stepdown Date and as
                     long as no Trigger Event is in Effect)
--------------------------------------------------------------------------------
first, to the senior certificates of the related group to pay principal, up to their principal distribution amount;*

--------------------------------------------------------------------------------
second, to the senior certificates of the other group to pay principal (to the extent not paid in priority first above), up to their principal distribution amount;*
--------------------------------------------------------------------------------
third, from the remaining principal collections for both loan groups, to pay principal to each class of Class M Certificates in numerical order, up to such class' principal distribution amount, beginning with the Class M-1 Certificates;
--------------------------------------------------------------------------------
fourth, from the remaining principal collections for both loan groups, to pay principal to the Class B-1 Certificates, up to its principal distribution amount; and
--------------------------------------------------------------------------------
fifth, to be distributed as part of monthly excess cashflow.
--------------------------------------------------------------------------------

    * Principal distributions to the senior certificates of a group will be made as set forth in "Description of the Certificates--Principal Distributions."

    On each distribution date, the sum of excess interest, remaining principal collections and excess overcollateralization amounts will be distributed in the following order of priority:

--------------------------------------------------------------------------------
                                 Excess Cashflow
--------------------------------------------------------------------------------
first, pro rata, to the senior certificates, to pay any remaining current interest;
--------------------------------------------------------------------------------
second, pro rata, to the senior certificates, to pay any interest previously earned but not paid;
--------------------------------------------------------------------------------
third, to the Class A-1B Certificates, to reimburse for realized losses applied to that class;
--------------------------------------------------------------------------------
fourth, to each class of Class M Certificates, first to pay current interest, then to pay interest previously earned but not paid and finally to reimburse for realized losses applied to that class, in numerical order, beginning with the Class M-1 Certificates;
--------------------------------------------------------------------------------
fifth, to the Class B-1 Certificates, first to pay current interest, then to pay interest previously earned but not paid and finally to reimburse for realized losses applied to that class;
--------------------------------------------------------------------------------
sixth, to the senior certificates, pro rata, then to the Class M Certificates, sequentially in numerical order, and then to the Class B-1 Certificates, to pay any cap carryover amounts for such classes;
--------------------------------------------------------------------------------
seventh, to the swap provider, any swap termination payments resulting from a swap provider trigger event; and
--------------------------------------------------------------------------------
eighth, to the Class CE, Class R and Class R-X Certificates, in the amounts specified in the pooling and servicing agreement.
--------------------------------------------------------------------------------

    The Class P Certificates will receive any prepayment charges paid by the mortgagors during the related prepayment period. The amount of interest and principal distributions on each class of certificates is more fully described under "Description of the Certificates--Interest Distributions," "--Principal Distributions" and "--Application of Monthly Excess Cashflow Amounts" in this free writing prospectus.

Interest Distributions

    On each distribution date, you will be entitled to receive interest accrued on your certificate during the related interest accrual period (less the amount of shortfalls allocated to your certificate due to the Servicemembers Civil Relief Act or similar state or local laws) and any interest which you earned previously but which you did not receive. The interest accrual period for all offered certificates and the Class B-1 Certificates is the period from the distribution date in the prior month (or the closing date, in the case of the first distribution date) through the day prior to the current distribution date. Interest will be calculated for all offered certificates and the Class B-1 Certificates on the basis of the actual number of days in the interest accrual period, based on a 360-day year.

    There are certain circumstances which could reduce the amount of interest paid to you. See "Description of the Certificates--Interest Distributions" in this free writing prospectus.

Principal Distributions

    On each distribution date you will receive a distribution of principal if there are funds available on that date for your class of certificates. However, as described above under "--Distributions--General," prior to the stepdown date or in the event (i) a three-month rolling average of mortgage loans two months or more past due or (ii) cumulative realized losses exceed certain thresholds described under "Description of the Certificates--Principal Distributions," principal distributions will be made to the senior certificates and no principal will be distributed on the subordinated certificates or distributed as part of monthly excess cashflow until the certificate principal balances of the senior certificates are reduced to zero. You should review the priority of payments described under "Description of the Certificates--Principal Distributions" in this free writing prospectus.

Credit Enhancement

    Credit enhancement is intended to reduce the potential risk of loss to holders of the certificates as a result of certain shortfalls in payments received on the mortgage loans. Credit enhancement can reduce the effect of shortfalls on all classes, or it can allocate shortfalls so they affect some classes before others. This transaction employs the following forms of credit enhancement. See "Description of the Certificates" in this free writing prospectus.

    Monthly Excess Interest

    Because more interest is expected to be paid by the mortgagors than is necessary to pay the interest earned on the certificates and to pay certain fees and expenses of the trust (including any net swap payment owed to the swap provider and any swap termination payment owed to the swap provider, other than a swap termination payment resulting from a swap provider trigger event), it is expected there will be excess interest each month. The excess interest will be used to maintain overcollateralization, to pay interest that was previously accrued but not paid to the certificates, to reimburse the certificates for losses and certain shortfalls that they experienced previously and to pay certain cap carryover amounts.

    Overcollateralization

    If the total assets in the trust exceed the total certificate principal balance of the certificates, there is overcollateralization. Overcollateralization will be available to absorb losses on the mortgage loans before such losses affect the offered certificates and the Class B-1 Certificates. On the closing date, the aggregate principal balance of the mortgage loans as of the cut-off date will exceed the total initial certificate principal balance of the certificates by approximately $126,271,711. This results in overcollateralization equal to approximately 8.00% of the aggregate principal balance of the mortgage loans as of the cut-off date. If the level of overcollateralization falls below the targeted overcollateralization amount for a distribution date, the excess interest for that distribution date will be paid to the offered certificates and the Class B-1 Certificates as principal. This will have the effect of reducing the total certificate principal balance of the certificates faster than the aggregate principal balance of the mortgage loans until the required level of overcollateralization is reached.

    Subordination

    On each distribution date, classes that are lower in order of payment priority will not receive payments until the classes that are higher in order of payment priority have been paid. If there are insufficient funds on a distribution date to pay all classes, the subordinated classes will be the first to forego payment. The chart below summarizes the relative seniority of the various classes of certificates and indicates the approximate initial and expected post-stepdown level of credit support provided to the various classes of certificates. The initial credit support percentage shown below is the sum of the initial certificate principal balance of the class or classes of certificates subordinate to a class or classes plus the initial overcollateralization amount as a percentage of the initial aggregate principal balance of the mortgage loans. The expected credit support percentage after stepdown is the sum of the expected certificate principal balance of the class or classes of certificates subordinate to a class or classes plus the targeted overcollateralization amount on the stepdown date as a percentage of the expected aggregate principal balance of the mortgage loans as of the end of the related collection period (after giving effect to expected principal prepayments in the related prepayment period).


-------------------- ----------------------- ---------------------- ---------------------------- ----------------
                                                 Initial Credit        Targeted Credit Support     Allocation of
Priority of Payment      Class or Classes      Support Percentage     Percentage after Stepdown       Losses
-------------------- ----------------------- ---------------------- ---------------------------- ----------------
                       Senior Certificates            29.30%                  58.60%                  N/A(1)
-------------------- ----------------------- ---------------------- ---------------------------- ----------------
                     Class M-1 Certificates           26.60%                  53.20%
                     ----------------------- ---------------------- ----------------------------
                     Class M-2 Certificates           23.90%                  47.80%
                     ----------------------- ---------------------- ----------------------------
                     Class M-3 Certificates           20.20%                  40.40%
         |           ----------------------- ---------------------- ----------------------------
         |           Class M-4 Certificates           17.90%                  35.80%                     ^
         |           ----------------------- ---------------------- ----------------------------        /|\
         |           Class M-5 Certificates           15.60%                  31.20%                   / | \
         |           ----------------------- ---------------------- ----------------------------      /  |  \
         |           Class M-6 Certificates           13.95%                  27.90%                     |
         |            ----------------------- ---------------------- ----------------------------        |
      \  |  /        Class M-7 Certificates           12.60%                  25.20%                     |
       \ | /         ----------------------- ---------------------- ----------------------------         |
        \|/          Class M-8 Certificates           11.35%                  22.70%                     |
         v           ----------------------- ---------------------- ----------------------------         |
                     Class M-9 Certificates            9.95%                  19.90%                     |
                     ----------------------- ---------------------- ----------------------------
                     Class B-1 Certificates            8.00%                  16.00%
-------------------- ----------------------- ---------------------- ---------------------------- ----------------

------------
(1) After the Class M and Class B-1 Certificates are reduced to zero, realized losses on the group 1 mortgage loans will reduce the certificate principal balance of the Class A-1B Certificates. The certificate principal balances of the Class A-1A, Class

    A-2A and Class A-2B Certificates will not be reduced by realized losses; however, under certain loss scenarios, there will not be enough interest and principal on the mortgage loans to pay such classes all interest and principal amounts to which they are entitled.


    In addition, the Class A-1B Certificates will provide subordination to the Class A-1A Certificates as described below. Initially, the certificate principal balance of the Class A-1B Certificates will represent approximately 14.1443% of the sum of the certificate principal balances of the Class A-1A and Class A-1B Certificates.

    On any Distribution Date prior to the subordination depletion date and (a) prior to the stepdown date or (b) on which a trigger event is in effect, the Class A-1B Certificates will not be entitled to any principal payments until the certificate principal balance of the Class A-1A Certificates has been reduced to zero.

    On any distribution date prior to the subordination depletion date and (a) on or after the stepdown date and (b) on which a trigger event is not in effect, the Class A-1B Certificates will receive principal, to the extent available on such distribution date, such that the certificate principal balance of the Class A-1B Certificates, after giving effect to principal due to the Class A-1B Certificates on such distribution date, will represent approximately 48.3092% of the sum of the certificate principal balances of the Class A-1A and Class A-1B Certificates, after giving effect to principal due to the Class A-1A and Class A-1B Certificates on such distribution date.

    Application of Realized Losses

    If, on any distribution date after the certificate principal balances of the certificates have been reduced by the amount of cash paid on that date, the total certificate principal balance of the certificates is greater than the aggregate principal balance of the mortgage loans, the certificate principal balance of the class of subordinated certificates that is lowest in order of payment priority will be reduced by the amount of such excess. In addition, after giving effect to the distribution of principal on any distribution date and after the certificate principal balances of the subordinated certificates and the overcollateralization amount have been reduced to zero, if the sum of the certificate principal balances of the Class A-1A and Class A-1B Certificates exceeds the principal balance of the group 1 mortgage loans, the certificate principal balance of the Class A-1B Certificates will be reduced by the amount of such excess. Once the certificate principal balance of a class is reduced by realized losses allocated to it, the amount of such reduction will not be reinstated (except in the case of subsequent recoveries). The certificate principal balances of the classes of senior certificates (other than the Class A-1B Certificates as described above) will not be reduced by these realized losses, although these classes may experience losses if the credit enhancements described in this free writing prospectus are exhausted.

    Cross-Collateralization

    As described under "Description of the Certificates--Interest Distributions" and "--Principal Distributions," payments on the group 1 mortgage loans may be used to make certain distributions to the holders of the Class A-2A and Class A-2B Certificates, and payments on the group 2 mortgage loans may be used to make certain distributions to the holders of the Class A-1A and Class A-1B Certificates.

Interest Rate Swap Agreement

    The securities administrator, on behalf of the trust, will enter into an interest rate swap agreement with Credit Suisse International, as swap provider. Under the interest rate swap agreement, for any distribution date prior to and including the distribution date in October 2011, the trust will be obligated to make fixed payments to the swap provider equal to the product of (x) 4.48%, (y) the notional amount (as set forth in Appendix D) for such distribution date and
(z) a fraction, the numerator of which is 30 (or, for the first distribution date, the number of days elapsed from the closing date to but excluding the first distribution date on a 30/360 basis) and the denominator of which is 360. During the equivalent period, the swap provider will be obligated under the interest rate swap agreement to make floating payments to the trust prior to each distribution date equal to the product of (x) one-month LIBOR (as determined pursuant to the interest rate swap agreement), (y) the notional amount (as set forth on the table in Appendix D) for that distribution date and
(z) a fraction, the numerator of which is the actual number of days elapsed from the previous distribution date to but excluding the current distribution date (or, for the first distribution date, the actual number of days elapsed from the closing date to but excluding the first distribution date), and the denominator of which is 360. To the extent that the fixed payment exceeds the floating payment with respect to any distribution date, amounts otherwise available to certificateholders will be applied to pay that excess to the swap provider, and to the extent that the floating payment exceeds the fixed payment with respect to any distribution date, the swap provider will pay that excess to the securities administrator for deposit into a segregated trust account held by the trust and established on the closing date. See "Description of the Certificates--Interest Rate Swap Agreement" in this free writing prospectus.

    Upon early termination of the interest rate swap agreement, the trust or the swap provider may be liable to make a swap termination payment to the other party (regardless of which party caused the termination). The swap termination payment will be computed in accordance with the procedures set forth in the interest rate swap agreement. In the event that the trust is required to make a swap termination payment, that payment will generally be paid on the business day prior to the related distribution date, and, until paid in full, one business day prior to any subsequent distribution dates, generally prior to any distribution to certificateholders. See "Description of the Certificates--Interest Rate Swap Agreement" and "--Distributions from the Swap Account" in this free writing prospectus.

    Net swap payments and swap termination payments payable by the trust (other than any swap termination payment resulting from a swap provider trigger event) will be deducted first from the interest collections for a month and then from principal collections for a month before distributions to certificateholders and will be deposited into the swap account before payment, on a first priority basis, to the swap provider.

Optional Termination

    The NIMS Insurer, if any, will have the option to purchase all the mortgage loans and any properties that the trust acquired in satisfaction of any of the mortgage loans, subject to certain conditions described under "The Pooling and Servicing Agreement--Optional Termination" in this free writing prospectus. If there is no NIMS Insurer, the majority holder of the Class CE Certificates will have the option. If the majority holder of the Class CE Certificates fails to exercise the option on the first possible date or is an affiliate of the sponsor, the servicer will have the option. This option can be exercised on any distribution date following the distribution date on which the aggregate principal balance of the mortgage loans, including the mortgage loans related to REO properties, is 10% or less of the aggregate principal balance of the mortgage loans on the cut-off date. Any such optional termination will be permitted only pursuant to a "qualified liquidation" as defined in Section 860F of the Internal Revenue Code of 1986, as amended. If the option is exercised, your certificate will be retired earlier than it would be otherwise and you will be entitled to the following amounts (to the extent that there is enough cash to make such payments):

    o   the outstanding certificate principal balance of your certificate;

    o one month's interest on this balance at the related certificate interest rate;

    o   any interest previously earned but not paid; and

    o any "cap carryover amount," as described in this free writing prospectus, from all previous distribution dates.

See "The Pooling and Servicing Agreement--Optional Termination" in this free writing prospectus.

Prepayment and Yield Considerations

    The yields to maturity and weighted average lives of the offered certificates will depend upon, among other things, the price at which such offered certificates are purchased, the amount and timing of principal payments on the applicable mortgage loans, the allocation of available funds to various classes of offered certificates, the amount and timing of mortgagor delinquencies and defaults on the applicable mortgage loans, the rate of liquidations and realized losses and the allocation of realized losses to various classes of offered certificates, and the relationship between payments made by the trust to the swap provider (if any) and payments made by the swap provider to the trust (if any).

    See "Yield, Prepayment and Maturity Considerations" in this free writing prospectus.

                Weighted Average Lives to Maturity (in years)(1)

         ARM PPC     0%     50%     75%     100%    125%    150%    200%
         -------   -----    ----    ----    ----    ----    ----    ----
 Class   FRM PPC     0%     50%     75%     100%    125%    150%    200%
 ----    -------   -----    ----    ----    ----    ----    ----    ----
 A-1A              22.70    2.87    1.62    1.07    0.87    0.73    0.51
 A-1B              29.34    8.27    6.43    2.57    1.89    1.52    1.27
 A-2A              22.40    2.07    1.33    1.00    0.82    0.68    0.48
 A-2B              29.39    9.98    6.24    2.43    1.80    1.50    1.22
 M-1               29.35    8.00    5.51    5.52    4.68    1.64    2.13
 M-2               29.35    7.90    5.35    6.05    4.38    3.53    2.39
 M-3               29.35    7.75    5.18    5.23    3.78    3.18    2.08
 M-4               29.35    7.57    5.01    4.64    3.36    2.77    1.86
 M-5               29.35    7.38    4.87    4.30    3.13    2.52    1.73
 M-6               29.35    7.17    4.71    4.06    2.96    2.34    1.66
 M-7               29.35    6.97    4.58    3.87    2.83    2.21    1.59
 M-8               29.35    6.76    4.42    3.71    2.70    2.11    1.56
 M-9               29.35    6.48    4.24    3.55    2.58    2.02    1.56

--------

(1) Determined as described under "Yield, Prepayment and Maturity
    Considerations" in this free writing prospectus.


         Weighted Average Lives to Optional Termination (in years)(1)(2)

         ARM PPC     0%     50%     75%     100%    125%    150%    200%
         -------   -----    ----    ----    ----    ----    ----    ----
 Class   FRM PPC     0%     50%     75%     100%    125%    150%    200%
 ----    -------   -----    ----    ----    ----    ----    ----    ----
 A-1A              22.70    2.81    1.58    1.07    0.87    0.73    0.51
 A-1B              29.34    7.92    6.20    2.57    1.89    1.52    1.27
 A-2A              22.40    2.07    1.33    1.00    0.82    0.68    0.48
 A-2B              29.39    9.49    5.93    2.43    1.80    1.50    1.22
 M-1               29.35    7.91    5.45    4.73    3.97    1.64    1.87
 M-2               29.35    7.89    5.35    5.64    4.21    2.97    2.22
 M-3               29.35    7.75    5.18    5.23    3.78    3.09    2.08
 M-4               29.35    7.57    5.01    4.64    3.36    2.77    1.86
 M-5               29.35    7.38    4.87    4.30    3.13    2.52    1.73
 M-6               29.35    7.17    4.71    4.06    2.96    2.34    1.66
 M-7               29.35    6.97    4.58    3.87    2.83    2.21    1.59
 M-8               29.35    6.76    4.42    3.71    2.70    2.11    1.56
 M-9               29.35    6.48    4.24    3.55    2.58    2.02    1.56

--------
(1) Determined as described under "Yield, Prepayment and Maturity
    Considerations" in this free writing prospectus.

(2) Assumes an optional purchase of the mortgage loans on the earliest distribution date on which it is permitted.

Federal Income Tax Consequences

    Elections will be made to treat the assets of the trust (exclusive of the arrangements intended to protect against basis risk for certain of the certificates, the interest rate swap agreement, the swap account, the cap carryover reserve account and prepayment charges) as comprised of multiple real estate mortgage investment conduits in a tiered structure for federal income tax purposes.

    The offered certificates will represent (i) regular interests in a REMIC, which will be treated as debt instruments of a REMIC, and (ii) interests in certain cap carryover amounts and the right to receive payments from and the obligation to make payments to the swap account. Each interest in cap carryover amounts and the right to receive payments from the cap carryover reserve account and the swap account and the obligation to make payments to the swap account will be treated as notional principal contracts for federal income tax purposes.

    For further information regarding the federal income tax consequences of investing in the offered certificates, see "Federal Income Tax Consequences" in this free writing prospectus and in the prospectus.

Legal Investment

    You are encouraged to consult with counsel to see if you are permitted to buy the offered certificates, since legal investment rules will vary depending on the type of entity purchasing the offered certificates, whether that entity is subject to regulatory authority, and if so, by whom.

    The Class A, Class M-1, Class M-2 and Class M-3 Certificates will constitute "mortgage related securities" for purposes of the Secondary Mortgage Market Enhancement Act of 1984, as amended, so long as they are rated in one of the two highest rating categories by at least one nationally recognized statistical rating agency. The Class M-4, Class M-5, Class M-6, Class M-7, Class M-8 and Class M-9 certificates will not constitute "mortgage related securities" for purposes of the Secondary Mortgage Market Enhancement Act of 1984, as amended. See "Legal Investment" in this free writing prospectus and in the prospectus.

ERISA Considerations

    If you are a fiduciary of any employee benefit plan or other retirement arrangement subject to the Employee Retirement Income Security Act of 1974, as amended, or Section 4975 of the Internal Revenue Code of 1986 or any materially similar provisions of applicable federal, state or local law, you are encouraged to consult with counsel as to whether you can buy or hold an offered certificate.

    Subject to the considerations and conditions described under "ERISA Considerations" in this free writing prospectus, it is expected that the offered certificates may be purchased by a pension or other employee benefit plan subject to the Employee Retirement Income Security Act of 1974, as amended, or
Section 4975 of the Internal Revenue Code of 1986, as amended. Prior to the termination of the interest rate swap agreement, plans or persons using assets of a plan may only purchase the offered certificates if the purchase and holding of such certificates also meets the requirements of an investor-based class exemption issued by the Department of Labor. A fiduciary of an employee benefit plan must determine that the purchase of a certificate is consistent with its fiduciary duties under applicable law and does not result in a prohibited transaction under applicable law. See "ERISA Considerations" in this free writing prospectus and in the prospectus.

Affiliations

    Bank of America, National Association, which is the sponsor, is the direct parent of the depositor and is an affiliate of the underwriter. There are no additional relationships, agreements or arrangements outside of this transaction among the transaction parties that are material to an understanding of the offered certificates.
--------------------------------------------------------------------------------

                                  RISK FACTORS

    The risk factors discussed below and under the heading "Risk Factors" in the prospectus describe the material risks of an investment in the offered certificates and should be carefully considered by all potential investors.

Recent developments in the residential mortgage market may adversely affect the performance or market value of your certificates

    Investors should note that the residential mortgage market in the United States has recently encountered a variety of difficulties and changed economic conditions that may adversely affect the performance or market value of your certificates.

    In recent months, delinquencies and losses with respect to residential mortgage loans generally have increased and may continue to increase, particularly in the subprime sector. In addition, in recent months residential property values in many states have declined or remained stable, after extended periods during which those values appreciated. A continued decline or an extended flattening in those values may result in additional increases in delinquencies and losses on residential mortgage loans generally, especially with respect to second homes and investor properties, and with respect to any residential mortgage loans where the aggregate loan amounts (including any subordinate loans) are close to or greater than the related property values.

    Another factor, that may have contributed to, and may in the future result in, higher delinquency rates is the increase in monthly payments on adjustable rate mortgage loans and the increased prevalence of interest only mortgage loans. Any increase in prevailing market interest rates may result in increased payments for borrowers who have adjustable rate mortgage loans. Similarly, borrowers whose mortgage loans provide for the payment of interest only during an initial period will experience increased monthly payments regardless of changes in prevailing market interest rates. Borrowers seeking to avoid these increased monthly payments by refinancing their mortgage loans may no longer be able to find available replacement loans at comparably low interest rates. A decline in housing prices may also leave borrowers with insufficient equity in their homes to permit them to refinance, and in addition many mortgage loans have prepayment charges that inhibit refinancing. A borrower's ability to refinance may also be limited by the reduction in the number of subprime originators as a result of the failure of their businesses or industry consolidation and by the recent imposition of more restrictive underwriting criteria by many other originators. Furthermore, borrowers who intend to sell their homes on or before the expiration of the fixed rate periods on their mortgage loans may find that they cannot sell their properties for an amount equal to or greater than the unpaid principal balance of their mortgage loans. These events, alone or in combination, may contribute to higher rates of delinquencies and losses on the mortgage loans.

    In addition, several residential mortgage loan originators who originate subprime mortgage loans have recently experienced serious financial difficulties and, in some cases, bankruptcy. Those difficulties have resulted in part from declining markets for their mortgage loans as well as from claims for repurchases of mortgage loans previously sold under provisions that require repurchase in the event of early payment defaults or for material breaches of representations and warranties made on the mortgage loans, such as fraud claims. These general market conditions may affect the performance of the mortgage loans backing your certificates, and, even if they do not affect performance, may adversely affect the market value of your certificates.

    Various federal, state and local regulatory authorities have taken or proposed actions that could hinder the ability of the servicer to foreclose promptly on defaulted mortgage loans or which are intended to encourage servicers to modify rather than to foreclose on defaulted mortgage loans. Any such actions may adversely affect the performance of the mortgage loans and the value of the certificates.

Credit quality of subprime mortgage loans and less stringent underwriting standards applicable to subprime mortgage loans and the resultant potential for delinquencies on the mortgage loans could lead to losses on your certificates

    All of the mortgage loans are subprime mortgage loans, which were made, in part, to borrowers who, for one reason or another, are not able, or do not wish, to obtain financing from traditional sources. These mortgage loans may be considered to be of a riskier nature than mortgage loans made by traditional sources of financing, so that the holders of the certificates may be deemed to be at greater risk than if the mortgage loans were made to other types of borrowers.

    The underwriting standards used in the origination of all of the subprime mortgage loans held by the issuing entity are generally less stringent than those of Fannie Mae or Freddie Mac with respect to a borrower's credit history and in certain other respects. Borrowers on the mortgage loans may have an impaired or unsubstantiated credit history. As a result of this less stringent approach to underwriting, the mortgage loans will likely experience higher rates of delinquencies, defaults and foreclosures than mortgage loans underwritten in a manner which is more similar to the Fannie Mae and Freddie Mac guidelines.

There are risks involving unpredictability of prepayments and the effect of prepayments on yields

    The rate of principal payments, the aggregate amount of distributions and the yields to maturity of the offered certificates will be related to the rate and timing of payments of principal on the applicable mortgage loans. The rate of principal payments on the mortgage loans will in turn be affected by the amortization schedules of the mortgage loans and by the rate of principal prepayments (including for this purpose prepayments resulting from refinancings, liquidations of the mortgage loans due to defaults, casualties or condemnations and repurchases by the sponsor, the originator or the servicer). Mortgagors may prepay their mortgage loans in whole or in part at any time. We cannot predict the rate at which mortgagors will repay their mortgage loans. A prepayment of a mortgage loan generally will result in a prepayment of the certificates.

    o If you purchase your certificates at a discount and principal is repaid more slowly than you anticipate, then your yield may be lower than you anticipate.

    o If you purchase your certificates at a premium and principal is repaid faster than you anticipate, then your yield may be lower than you anticipate.

    o The rate of prepayments on the mortgage loans will be sensitive to prevailing interest rates. Generally, if prevailing interest rates decline significantly below the interest rates on the fixed-rate mortgage loans, those mortgage loans are more likely to prepay than if prevailing rates remain above the interest rates on such mortgage loans. Conversely, if prevailing interest rates rise significantly, the prepayments on fixed-rate mortgage loans are likely to decrease. The prepayment behavior of the adjustable-rate mortgage loans and of the fixed-rate mortgage loans may respond to different factors, or may respond differently to the same factors. If at the time of their first adjustment, the interest rates on any of the adjustable-rate mortgage loans would be subject to adjustment to a rate higher than the then prevailing mortgage interest rates available to the related borrowers, such borrowers may prepay their adjustable-rate mortgage loans. Adjustable-rate mortgage loans may also suffer an increase in defaults and liquidations following upward adjustments of their interest rates, especially following their initial adjustments.

    o The rate of prepayments on pools of mortgage loans may vary significantly over time and may be influenced by a variety of economic, geographic and other factors, including changes in mortgagors' housing needs, job transfers, unemployment, mortgagors' net equity in the mortgaged properties and servicing decisions.

    o As of the cut-off date, certain of the mortgage loans required the mortgagor to pay a charge if the mortgagor prepays the mortgage loan during periods ranging from 6 months to three years after the mortgage loan was originated. See the mortgage loan tables under "Summary of Free Writing Prospectus" in this free writing prospectus for the percentages of these mortgage loans in each loan group and the mortgage pool. A prepayment charge may discourage a mortgagor from prepaying the mortgage loan during the applicable period. Such prepayment charges will be distributed to holders of the Class P

        Certificates and not to holders of the offered certificates. The servicer is entitled to waive prepayment charges, subject to certain conditions specified in the prospectus under "Description of the Agreements--Material Terms of the Pooling and Servicing Agreements and Underlying Servicing Agreements--Collection and Other Servicing Procedures." The servicer may also waive prepayment charges if the collection of any such prepayment charge would be considered "predatory" pursuant to written guidance published or issued by any applicable federal, state or local regulatory authority acting in its official capacity and having jurisdiction over such matters.

    o The originator and the sponsor may be required to purchase mortgage loans from the trust in the event certain breaches of representations and warranties have not been cured. In addition, certain parties have the option to purchase mortgage loans from the trust that are at least 90 days delinquent under the circumstances described under "The Pooling and Servicing Agreement--Optional Purchase of Defaulted Mortgage Loans" in this free writing prospectus. The removal of any delinquent Mortgage Loan by the Servicer pursuant to this option may have an effect on whether or not there exists, or continues to exist, a loss and delinquency trigger event, which determines the level of overcollateralization. Certain parties also have the right to purchase all of the mortgage loans and REO properties in the trust and thereby effect the early retirement of the certificates under the circumstances set forth under "The Pooling and Servicing Agreement--Optional Termination" in this free writing prospectus. The mortgage loan purchases described in this paragraph will have the same effect on the holders of the offered certificates as a prepayment of the mortgage loans.

    o The servicer will generally enforce due-on-sale clauses contained in the mortgage notes in connection with transfers of mortgaged properties.

    o If the rate of default and the amount of losses on the mortgage loans are higher than you expect, then your yield may be lower than you expect.

    o If the level of overcollateralization falls below the targeted overcollateralization amount for a distribution date, excess interest and, in certain situations, net swap payments will be paid to the certificates as principal. This will have the effect of reducing the total certificate principal balance of the certificates faster than the aggregate principal balance of the mortgage loans until the required level of overcollateralization is reached.

High loan-to-value ratios increase risk of loss

    Mortgage loans with high loan-to-value ratios leave the mortgagor with little to no equity in the related mortgaged property. See the mortgage loan tables in Appendix A to this free writing prospectus for information regarding the loan-to-value ratios of the mortgage loans. An overall decline in the residential real estate market, a rise in interest rates over a period of time and the general condition of a mortgaged property, as well as other factors, may have the effect of reducing the value of such mortgaged property from the appraised value at the time the loan-to-value ratio was calculated. If there is a reduction in value of the mortgaged property, the loan-to-value ratio may increase over what it was at the time of calculation. Such an increase may reduce the likelihood that liquidation proceeds or other proceeds will be sufficient to pay off the mortgage loan fully. There can be no assurance that the loan-to-value ratio of any mortgage loan determined at any time is less than or equal to its loan-to-value ratio as of an earlier date. Additionally, the value of a mortgaged property used in the calculation of the loan-to-value ratios of the mortgage loans may differ from the appraised value of such mortgaged property or the actual value of such mortgaged property.

Adjustable rate mortgage loan borrowers may be more likely to prepay

    Mortgage interest rates on the adjustable-rate mortgage loans at any time may not equal the prevailing mortgage interest rates for similar adjustable-rate mortgage loans, and accordingly the prepayment rate may be lower or higher than would otherwise be anticipated. Moreover, some mortgagors who prefer the certainty provided by fixed-rate mortgage loans may nevertheless obtain adjustable-rate mortgage loans at a time when they regard the mortgage interest rates (and, therefore, the payments) on fixed-rate mortgage loans as unacceptably high. These mortgagors may be induced to refinance adjustable-rate mortgage loans when the mortgage interest rates and monthly payments on comparable fixed-rate mortgage loans decline to levels which these mortgagors regard as acceptable, even though these mortgage interest rates and monthly payments may be significantly higher than the current mortgage interest rates and monthly payments on the mortgagors' adjustable-rate mortgage loans. The ability to refinance a mortgage loan will depend on a number of factors prevailing at the time refinancing is desired, such as, among other things, real estate values, the mortgagor's financial situation, prevailing mortgage interest rates, the mortgagor's equity in the related mortgaged property, tax laws and prevailing general economic conditions.

There is a risk that interest payments on the mortgage loans may be insufficient to maintain overcollateralization

    Because the weighted average of the interest rates on the mortgage loans is expected to be higher than the weighted average of the certificate interest rates on the certificates, the mortgage loans are expected to generate more interest than is needed to pay interest owed on the certificates as well as certain fees and expenses of the trust (including servicing and credit risk manager fees, any net swap payment owed to the swap provider and any swap termination payment owed to the swap provider, other than a swap termination payment resulting from a swap provider trigger event). After these financial obligations of the trust are covered, the available excess interest will be used to maintain overcollateralization. Any remaining interest will then be used to compensate for losses that occur on the mortgage loans. We cannot assure you, however, that enough excess interest will be generated to maintain the overcollateralization level required by the rating agencies. The factors described below, as well as the factors described in the next Risk Factor, will affect the amount of excess interest that the mortgage loans will generate:

    o When a mortgage loan is prepaid in full or repurchased, excess interest will generally be reduced because the mortgage loan will no longer be outstanding and generating interest or, in the case of a partial prepayment, will be generating less interest.

    o Every time a mortgage loan is liquidated or written off, excess interest will be reduced because that mortgage loan will no longer be outstanding and generating interest.

    o If the rates of delinquencies, defaults or losses on the mortgage loans are higher than expected, excess interest will be reduced by the amount necessary to compensate for any shortfalls in cash available on a distribution date to pay certificateholders.

    o The certificate interest rates of the offered certificates are based on one-month LIBOR while the adjustable-rate mortgage loans have rates that are adjustable based on six-month LIBOR and the fixed-rate mortgage loans have rates that do not adjust. As a result, the certificate interest rates on the offered certificates may increase relative to interest rates on the mortgage loans, thus requiring that more of the interest generated by the mortgage loans be applied to cover interest on the offered certificates.

Effects of mortgage interest rates and other factors on the certificate interest rates of the offered certificates

    The yields to maturity on the offered certificates may be affected by the inclusion of fixed-rate mortgage loans and the resetting of the mortgage interest rates on the adjustable-rate mortgage loans on their related adjustment dates due to the factors set forth below. The mortgage interest rates on the fixed-rate mortgage loans are fixed and will not vary with any index and the mortgage interest rates on the adjustable-rate mortgage loans are based on six month LIBOR and do not adjust for periods ranging from six months to ten years after the dates of their origination, while the certificate interest rates on the offered certificates are based on one-month LIBOR, are subject to the pool maximum rate cap and the pool cap, and are adjusted monthly. This mismatch of indices and adjustment frequency may cause the one-month LIBOR-based certificate interest rates on the offered certificates to increase relative to the mortgage interest rates on the mortgage loans, which would require a greater portion of the interest generated by the mortgage loans to be applied to cover interest accrued on the offered certificates, and could result in the limitation of the certificate interest rates on some or all of the offered certificates by the pool cap, and could therefore adversely affect the yield to maturity on such certificates. The pool cap is equal to the weighted average of the net mortgage interest rates on the mortgage loans (adjusted for net swap payment owed to the swap provider and any swap termination payment owed to the swap provider, other than a swap termination payment due to a swap termination trigger event). In addition, you should note that the pool cap will decrease if the mortgage loans with relatively high mortgage interest rates prepay at a faster rate than the other mortgage loans in the pool with relatively low mortgage interest rates, which will increase the likelihood that the pool cap will apply to limit the certificate interest rates on one or more classes of the offered certificates.

    If the certificate interest rate on any class of the offered certificates is limited by the pool cap for any distribution date, the resulting cap carryover amounts may be recovered by the holders of such classes of certificates on that same distribution date or on future distribution dates, to the extent that on that distribution date or future distribution dates there are any available funds remaining after certain other distributions on the offered certificates and the Class B-1 Certificates and the payment of certain fees and expenses of the trust (including any net swap payment owed to the swap provider and any swap termination payment owed to the swap provider, other than a swap termination payment due to a swap termination trigger event). You should note, however, that if the pass-through rate on any class of offered certificates is based on the pool maximum rate cap, the amount of cap carryover will be less during such period on those certificates than if the pass-through rate were based on one-month LIBOR plus the applicable certificate margin. The ratings on the offered certificates will not address the likelihood of any such recovery of cap carryover amounts by holders of such certificates.

    Amounts distributed on the offered certificates in respect of such shortfalls may be supplemented by net payments received from the swap provider under the interest rate swap agreement, to the extent that the floating payment payable by the swap provider exceeds the fixed payment payable by the trust on any distribution date, and such amount is available in the priorities described in this free writing prospectus. However, the amount received from the swap provider under the interest rate swap agreement may be insufficient to pay holders of the applicable certificates the full amount of interest which they would have received absent the limitations of the pool cap.

There are risks relating to alternatives to foreclosure

    Certain of the mortgage loans may become delinquent after the closing date. The servicer may either foreclose on any such mortgage loan or work out an agreement with the mortgagor if the delinquency is not cured, which may involve waiving or modifying certain terms of the mortgage loan. If the servicer extends the payment period or accepts a lesser amount than stated in the mortgage note in satisfaction of the mortgage note, your yield may be reduced.

Delinquency reporting methodology may affect the level of reportable delinquencies

     Investors should note that the method for calculating and reporting delinquencies for this transaction is the Office of Thrift Supervision (or OTS) method. The OTS method considers a mortgage loan to be delinquent if no payment is received through the due date in the month following the month in which the payment was due. Another method for calculating and reporting delinquencies, which is not used in this transaction, is the Mortgage Bankers Association (or
MBA) method. The MBA method considers a mortgage loan to be delinquent if no payment is received through the business day preceding the due date in the month following the month in which such payment was due. As a consequence, the rate of delinquencies reported using the OTS method may appear lower than if delinquencies were reported using the MBA method.

The interest rate swap agreement is subject to counterparty risk

    The assets of the trust include the interest rate swap agreement which will require the swap provider to make certain payments in the circumstances set forth herein under "Description of the Certificates--Interest Rate Swap Agreement." To the extent that payments on the certificates depend in part on payments to be received by the securities administrator under the interest rate swap agreement, the ability of the trust to make payments on the certificates will be subject to the credit risk of the swap provider. The credit ratings of the swap provider are lower than the ratings assigned to the senior certificates.

There is no assurance that amounts will be received under the interest rate swap agreement

    Any amounts received from the swap provider under the interest rate swap agreement will be applied as described in this free writing prospectus to pay interest, to maintain required overcollateralization, to pay cap carryover amounts and to pay unpaid realized loss amounts. However, no amounts will be payable by the swap provider unless the floating amount owed by the swap provider with respect to a distribution date exceeds the fixed amount owed to the swap provider with respect to that distribution date. This will only occur in periods when one month LIBOR (as determined pursuant to the interest rate swap agreement) exceeds 4.48%. No assurance can be made that any amounts will be received under the interest rate swap agreement, or that any such amounts that are received will be sufficient to pay interest, to maintain required overcollateralization, to pay cap carryover amounts or to pay unpaid realized loss amounts.

    In addition, to the extent that distributions on the offered certificates depend in part on payments to be received by the trust under the interest rate swap agreement, the ability of the securities administrator to make such distributions will be subject to the credit risk of the swap provider under the interest rate swap agreement. There can also be no assurance that in the event of an early termination of the interest rate swap agreement, the depositor will be able to obtain a replacement interest rate swap agreement. See "Description of the Certificates--Interest Rate Swap Agreement" in this free writing prospectus.

The credit rating of the swap provider could affect the rating of the offered certificates

    The swap provider has, as of the date of this free writing prospectus, the ratings set forth under "The Swap Provider" in this free writing prospectus. The ratings on the offered certificates are dependent in part on the credit ratings of the swap provider. If a credit rating of the swap provider is qualified, reduced or withdrawn and an arrangement satisfactory to rating agencies is not obtained in accordance with the terms of the interest rate swap agreement, the ratings on the offered certificates may be qualified, reduced or withdrawn. As a result, the value and marketability of the offered certificates may be adversely affected. See "Description of the Certificates--Interest Rate Swap Agreement" in this free writing prospectus.

Payments due to swap provider may result in losses on certificates

    Any net swap payment payable to the swap provider under the terms of the interest rate swap agreement will reduce amounts available for distribution to certificateholders and may reduce the certificate interest rates of the certificates. If the rate of prepayment on the mortgage loans is faster than anticipated, the schedule on which payments due under the interest rate swap agreement are calculated may exceed the aggregate principal balance of the mortgage loans, thereby increasing the relative proportion of interest collections on the mortgage loans that must be applied to make net swap payments to the swap provider. The combination of a rapid rate of prepayment and low prevailing interest rates could adversely affect the yields on the offered certificates. In addition, any swap termination payment payable to the swap provider (other than a swap termination payment resulting from a swap provider trigger event) in the event of early termination of the interest rate swap agreement will also reduce amounts available for distribution to certificateholders and may reduce the certificate interest rates of the certificates.

    Upon early termination of the interest rate swap agreement, the trust or the swap provider may be liable to make a swap termination payment to the other party (regardless of which party caused the termination). The swap termination payment will be computed in accordance with the procedures set forth in the interest rate swap agreement. In the event that the trust is required to make a swap termination payment, that payment will generally be paid prior to the related distribution date, and, until paid in full, prior to any subsequent distribution dates, generally prior to any distribution to certificateholders. This feature may result in losses on the certificates. Due to the priority of distributions, the subordinated certificates will bear the effects of any shortfalls resulting from a net swap payment or swap termination payment by the trust before such effects are borne by the senior certificates and one or more classes of subordinated certificates may suffer a loss as a result of such payment.

Some of the mortgage loans have an initial interest only period, which may result in increased delinquencies and losses or rates of prepayment

    Some of the mortgage loans do not require any scheduled payments of principal during their initial interest only period, but require scheduled payments of interest during this time. See the mortgage loan tables under "Summary of Free Writing Prospectus" in this free writing prospectus for the percentages of the mortgage loans in each loan group and the mortgage pool that are interest only mortgage loans. During this period, the payment due from the related mortgagor will be less than that of a traditional mortgage loan. In addition, the principal balance of the mortgage loan will not be reduced (except in the case of prepayments) because there will be no scheduled monthly payments of principal during this period. Accordingly, no principal payments will be distributed to the related certificates from these mortgage loans during their interest only period except in the case of a prepayment.

    After the initial interest only period, payments on an interest only mortgage loan will be recalculated to amortize fully its unpaid principal balance over its remaining life and the mortgagor will be required to make scheduled payments of both principal and interest. The required payment of principal will increase the burden on the mortgagor and may increase the risk of default under the related mortgage loan, particularly if the mortgagor is unable to refinance the mortgage loan due to the reduced availability of subprime mortgage loan credit, tighter underwriting standards or otherwise. This increase in the mortgagor's scheduled monthly payment will occur when the mortgagor's monthly interest payment may also be increasing as a result of an increase in the mortgage interest rate on an adjustment date. In underwriting interest only mortgage loans, originators generally do not consider the ability of mortgagors to make payments of principal at the end of the interest only period. Higher scheduled monthly payments may induce the related mortgagors to refinance their mortgage loans, which would result in higher prepayments. In addition, in default situations losses may be greater on these mortgage loans because they do not amortize during the initial period. Losses, to the extent not covered by credit enhancement, will be allocated to the certificates.

    The performance of mortgage loans with an initial interest only period may be significantly different from mortgage loans that amortize from origination. In particular, these mortgagors may be more likely to refinance their mortgage loans, which may result in higher prepayment speeds than would otherwise be the case.

The rate of default on mortgage loans that are secured by investor properties may be higher than on other mortgage loans

    Certain of the mortgage loans are expected to be secured by investor properties. See the mortgage loan tables under "Summary of Free Writing Prospectus" in this free writing prospectus for the percentages of the mortgage loans in each loan group and the mortgage pool that are secured by investor properties. An investor property is a property which, at the time of origination, the mortgagor represented would not be used as the mortgagor's primary residence or second home. Because the mortgagor is not living on the property, the mortgagor may be more likely to default on the mortgage loan than on a comparable mortgage loan secured by a primary residence, or to a lesser extent, a second home. In addition, income expected to be generated from an investor property may have been considered for underwriting purposes in addition to the income of the mortgagor from other sources. Should this income not materialize, it is possible the mortgagor would not have sufficient resources to make payments on the mortgage loan.

Balloon mortgage loans increase the risk of loss

    Certain of the mortgage loans are expected to be balloon mortgage loans. See the mortgage loan tables under "Summary of Free Writing Prospectus" in this free writing prospectus for the percentages of the mortgage loans in each loan group and the mortgage pool that are balloon mortgage loans. Balloon mortgage loans require a mortgagor to make a large scheduled lump sum payment of principal at the end of the loan term. If the mortgagor is unable to pay the lump sum or refinance such amount, you may suffer a loss. In addition, the servicer will not advance the unpaid principal balance remaining at maturity of a balloon mortgage loan.

There are risks relating to simultaneous second mortgage loans

    Certain of the mortgage loans may have been originated by the originator simultaneously with a second lien mortgage loan. See the mortgage loan tables under "Summary of Free Writing Prospectus" in this free writing prospectus for the percentages of the mortgage loans in each loan group and the mortgage pool that have been originated by the originator simultaneously with a second lien mortgage loan. With respect to mortgage loans that have junior lien mortgage loans encumbering the same mortgaged property, foreclosure frequency may be increased relative to mortgage loans that do not have subordinate financing behind them because mortgagors have less equity in the mortgaged property. Further, the servicer may declare a default on the junior lien loan even though the first lien loan is current, which would constitute a default on the first lien loan. In addition to the mortgage loans discussed above that have simultaneous subordinate financing provided by the originator, with respect to certain other mortgage loans, at the time of origination of the first lien mortgage loan, the related mortgaged property was also encumbered by a second lien mortgage to a mortgagee other than the originator. Investors should also note that any mortgagor may obtain subordinate financing at any time subsequent to the date of origination of their mortgage loan from the originator or from any other lender.

Lack of income verification may increase the risk of loss

    Certain of the mortgage loans were underwritten under "stated income" programs that permitted the mortgagor to be qualified on the basis of his or her monthly income as stated on the loan application, without independent verification by the originator. See the mortgage loan tables in Appendix A to this free writing prospectus for information regarding the mortgage loans underwritten under "stated income" programs. This may increase the possibility that, due to mortgagor error or fraud, the amount of credit extended exceeds the mortgagor's capacity to pay, particularly with respect to adjustable rate mortgage loans and interest only mortgage loans, on which the payments are likely to increase during the term of the mortgage loan. As a consequence, the rate of delinquencies and losses may be higher on such mortgage loans than on mortgage loans under which the mortgagor's income has been verified by the originator.

   There are risks relating to geographic concentration of the mortgage loans


    The following chart lists the states with the highest concentrations of mortgage loans in each loan group and in the mortgage pool, based on the aggregate principal balance of the mortgage loans in each loan group and in the mortgage pool as of the cut-off date.

       Loan Group 1              Loan Group 2              Mortgage Pool
  ----------------------      -------------------      --------------------
  California      32.54%      California    61.74%     California    42.50%
  Florida         12.36%      New York      10.00%     Florida        9.63%
  New York         8.99%                               New York       9.33%
  Illinois         5.66%
  New Jersey       5.53%

    California, Florida and several other states have experienced natural disasters, such as earthquakes, fires, floods and hurricanes, which may not be fully insured against and which may result in property damage and losses on the mortgage loans.

    In addition, the conditions below will have a disproportionate impact on the mortgage loans in general:

    o Economic conditions in states listed above which may or may not affect real property values may affect the ability of mortgagors to repay their loans on time.

    o Declines in the residential real estate markets in the states listed above may reduce the values of properties located in those states, which would result in an increase in the loan-to-value ratios.

    o Any increase in the market value of properties located in the states listed above would reduce the loan-to-value ratios and could, therefore, make alternative sources of financing available to the mortgagors at lower interest rates, which could result in an increased rate of prepayment of the mortgage loans.

Wildfires in California may adversely affect holders of the certificates

    As of the date of this free writing prospectus, Southern California was experiencing multiple severe wildfires resulting in significant property damage and the evacuation of numerous residents. A major disaster declaration has been issued for the counties of Los Angeles, Orange, Riverside, San Bernardino, San Diego, Santa Barbara and Ventura, entitling them to federal disaster assistance. Approximately 0.71% of mortgage loans in loan group 1, 1.52% of mortgage loans in loan group 2 and 0.98% of mortgage loans in the mortgage pool (in each case, by aggregate unpaid principal balance as of the cut-off date) are secured by mortgaged properties located in these counties. In addition, other counties may have been or may become affected by the wildfires. The depositor has not determined whether any of the mortgaged properties have been damaged by the wildfires. As a result, there can be no assurance that material damage to any mortgaged property in the affected region has not occurred.

    Under the mortgage loan purchase agreement, the sponsor will represent that, as of the closing date, each mortgaged property is undamaged by fire so as not to affect adversely the value of the mortgaged property as security for the mortgage loan or the use for which the premises was intended. In the event of a breach of such representation with respect to a mortgaged property, which materially and adversely affects the interests of certificateholders in the related mortgage loan, the sponsor will be obligated to repurchase or substitute for such mortgage loan. See "The Pooling and Servicing Agreement--Repurchase or Substitution of Mortgage Loans" in this free writing prospectus. Any such repurchases will have the same effect as prepayments of the affected mortgage loans.

    If any damage caused by the wildfires occurs after the closing date, the sponsor will not have any repurchase or substitution obligation as a result of such damage. In addition, although each mortgagor is required to maintain a standard hazard insurance policy on its mortgaged property, if the proceeds of such policy are not sufficient to cover the unpaid principal balance plus accrued interest on the related mortgage loan, any such shortfall may result in losses on your certificates. Further, to the extent that the insurance proceeds received with respect to any damaged mortgaged properties are not applied to the restoration thereof, the proceeds will be used to prepay the related mortgage loans in whole or in part.

     Any repurchases or prepayments of the mortgage loans may reduce the weighted average lives of the offered certificates and therefore would adversely affect the yields on any offered certificates which are purchased at a premium.

Residential real estate values may fluctuate and adversely affect your investment

    There can be no assurance that values of the mortgaged properties have remained or will remain at their levels on the dates of origination of the related mortgage loans. The value of any mortgaged property generally will change over time from its value on the appraisal or sales date. If residential real estate values generally or in a particular geographic area decline, the loan-to-value ratios of the mortgage loans shown in the tables in Appendix A might not be a reliable indicator of the rates of delinquencies, foreclosures and losses that could occur on the mortgage loans. If the residential real estate market should experience an overall decline in property values large enough to cause the outstanding balances of the mortgage loans and any secondary financing on the related mortgaged properties to equal or exceed the value of the mortgaged properties, delinquencies, foreclosures and losses could be higher than those now generally experienced in the mortgage lending industry or in the sponsor's prior securitizations involving the depositor.

    In addition, adverse economic conditions and other factors (which may or may not affect real property values) may affect the mortgagors' timely payment of scheduled payments of principal and interest on the mortgage loans and, accordingly, the actual rates of delinquencies, foreclosures and losses with respect to the mortgage pool. These other factors could include excessive building resulting in an oversupply of housing in a particular area or a decrease in employment reducing the demand for housing in an area. To the extent that credit enhancements do not cover such losses, your yield may be adversely impacted.

Credit scores may not accurately predict the likelihood of default

    The originator generally uses credit scores as part of its underwriting process. The tables in Appendix A show credit scores for the mortgagors obtained at the time of origination of their mortgage loans. A credit score purports only to be a measurement of the relative degree of risk a borrower represents to a lender, i.e., that a borrower with a higher score is statistically expected to be less likely to default in payment than a borrower with a lower score. In addition, it should be noted that credit scores were developed to indicate a level of default probability over a two-year period, which does not correspond to the life of most mortgage loans. Furthermore, credit scores were not developed specifically for use in connection with mortgage loans, but for consumer loans in general. Therefore, credit scores do not address particular mortgage loan characteristics that influence the probability of repayment by the borrower. None of the depositor, the sponsor or the originator makes any representations or warranties as to any borrower's current credit score or the actual performance of any mortgage loan or that a particular credit score should be relied upon as a basis for an expectation that a borrower will repay its mortgage loan according to its terms.

The recording of the mortgages in the name of MERS may affect the yield on your certificates

    The mortgages or assignments of mortgage for some of the mortgage loans have been recorded in the name of Mortgage Electronic Registration Systems, Inc., or MERS, solely as nominee for the originator and its successors and assigns, including the trust. Subsequent assignments of those mortgages are registered electronically through the MERS system. However, if MERS discontinues the MERS system and it becomes necessary to record an assignment of mortgage to the trustee, any related expenses will be paid by the trust and will reduce the amount available to make distributions on the certificates.

    The recording of mortgages in the name of MERS is a relatively new practice in the mortgage lending industry. Public recording officers and others may have limited, if any, experience with lenders seeking to foreclose mortgages, assignments of which are registered with MERS. Accordingly, delays and additional costs in commencing, prosecuting and completing foreclosure proceedings and conducting foreclosure sales of the mortgaged properties could result. Those delays and the additional costs could in turn delay the distribution of liquidation proceeds to certificateholders and increase the amount of losses on the mortgage loans.

The transfer of servicing may result in higher delinquencies and defaults which may adversely affect the yield on your certificates

    On October 30, 2007, Saxon Mortgage Services, Inc. replaced Litton Loan Servicing LP as the servicer of the mortgage loans. All transfers of servicing involve the risk of disruption in collections due to data input errors, misapplied or misdirected payments, system incompatibilities, the requirement to notify the mortgagors about the servicing transfer, delays caused by the transfer of the related servicing mortgage files and records to the new servicer and other reasons. As a result of this servicing transfer or any delays associated with the transfer, the rate of delinquencies and defaults on the related mortgage loans could increase at least for a period of time. We cannot assure you that there will be no disruptions associated with the transfer of servicing or, if there are disruptions, that they will not adversely affect the yield on your certificates.

In the event the originator is not able to repurchase or replace defective mortgage loans, you may suffer losses on your certificates

    The originator will make various representations and warranties related to the mortgage loans. If the originator fails to cure a material breach of its representations and warranties with respect to any mortgage loan in a timely manner, the originator will be required to repurchase the defective mortgage loan. In the event that the originator is not able to repurchase any defective mortgage loans, for financial or other reasons, you may suffer losses on your certificates. The inability of the originator to repurchase defective mortgage loans would likely cause the mortgage loans to experience higher rates of delinquencies, defaults and losses. As a result, shortfalls in the distributions due on your certificates could occur.

There are risks in holding subordinated certificates

    The protections afforded the senior certificates in this transaction create risks for the subordinated certificates. Prior to any purchase of any subordinated certificates, consider the following factors that may adversely impact your yield:

    o Because the subordinated certificates receive interest and principal distributions after the senior certificates receive such distributions, there is a greater likelihood that the subordinated certificates will not receive the distributions to which they are entitled on any distribution date.

    o If the servicer determines not to advance a delinquent payment on a mortgage loan because such amount is not recoverable from a mortgagor, there may be a shortfall in distributions on the certificates which will impact the subordinated certificates.

    o The portion of the shortfalls in the amount of interest collections on mortgage loans that are attributable to prepayments in full and are not covered by the servicer and shortfalls in interest collections arising from the timing of partial principal prepayments may result in a shortfall in distributions on the certificates, which will disproportionately impact the subordinated certificates.

    o The subordinated certificates are not expected to receive principal distributions until, at the earliest, November 2010 (unless the aggregate certificate principal balance of the senior certificates is reduced to zero prior to such date) or such later date as described in this free writing prospectus. As a result, the weighted average lives of such certificates will be longer than would be the case if distributions of principal were allocated among all of the certificates at the same time. As a result of the longer weighted average lives of the subordinated certificates, the holders of such certificates have a greater risk of suffering losses on their investments.

    o Losses resulting from the liquidation of defaulted mortgage loans will first reduce monthly excess cashflow and then reduce the level of overcollateralization, if any, for the certificates. Realized losses on the mortgage loans, to the extent they exceed the amount of excess interest and overcollateralization following distributions of principal on the related distribution date and any net swap payments received under the interest rate swap agreement, will be allocated to the subordinated certificates in reverse order of payment priority. After the certificate principal balance of the subordinated certificates and the overcollateralization amount have been reduced to zero, realized losses on the group 1 mortgage loans will reduce the certificate principal balance of the Class A-1B Certificates. No principal or interest will be distributable on the amount by which the certificate principal balance of a class has been reduced by a realized loss allocated to a subordinated certificate or a Class A-1B Certificate (except where a certificate principal balance has been increased by a subsequent recovery). A loss allocation results in a reduction in a certificate balance without a corresponding distribution of cash to the holder. A lower certificate balance will result in less interest accruing on the certificate.

    o The earlier in the transaction that a loss on a mortgage loan occurs, the greater the impact on yield.

    See "Description of the Certificates" and "Yield, Prepayment and Maturity Considerations" in this free writing prospectus for more detail.

There are additional risks in holding the Class A-1B Certificates

    If you are considering purchasing the Class A-1B Certificates, you should consider the risk that, to the extent the sum of the certificate principal balances of the Class A-1A and Class A-1B Certificates exceeds the aggregate principal balance of the group 1 mortgage loans (after giving effect to the distribution of principal on any distribution date and after the certificate principal balances of the subordinated certificates and the overcollateralization amount have been reduced to zero), the certificate principal balance of the Class A-1B Certificates will be reduced by the amount of such excess and no losses will be allocated to the Class A-1A Certificates. In addition, a lower certificate principal balance of the Class A-1B Certificates than would otherwise be the case if a portion of those losses were allocated to the Class A-1A Certificates will result in less interest accruing on your Class A-1B Certificates.

    See "Description of the Certificates--Allocation of Losses" in this free writing prospectus.

Decrement tables are based upon assumptions and models

    The decrement tables set forth in Appendix B have been prepared on the basis of the modeling assumptions described under "Yield, Prepayment and Maturity Considerations--Weighted Average Lives." There will likely be discrepancies between the characteristics of the actual mortgage loans included in each loan group and the characteristics of the assumed mortgage loans used in preparing the decrement tables. Any such discrepancy may have an effect upon the percentages of original certificate principal balances outstanding set forth in the decrement tables (and the weighted average lives of the offered certificates). In addition, to the extent that the mortgage loans that actually are included in a loan group have characteristics that differ from those assumed in preparing the decrement tables, the certificate principal balance of a class of offered certificates could be reduced to zero earlier or later than indicated by the decrement tables.

The rights of the NIMS Insurer could adversely affect the offered certificates

    After the closing date, a separate entity may be established to issue net interest margin securities secured by all or a portion of the Class CE and Class P Certificates. A NIMS Insurer may issue a financial guaranty insurance policy that guarantees payments on those securities. If the net interest margin securities are so insured, the NIMS Insurer will have a number of rights under the pooling and servicing agreement that could adversely affect certificateholders. Pursuant to the pooling and servicing agreement, unless the NIMS Insurer fails to make a required payment under the policy insuring the net interest margin securities or the NIMS Insurer is the subject of a bankruptcy proceeding, the NIMS Insurer will be entitled to exercise, among others, the following rights of the holders of the offered certificates, without their consent, and the holders of the offered certificates will be able to exercise such rights only with the prior written consent of the NIMS Insurer. Rights of the NIMS Insurer under the pooling and servicing agreement may include, but are not limited to, the following:

    o the right to direct the trustee to make investigations and take actions pursuant to the pooling and servicing agreement;

    o the right to purchase all of the mortgage loans and REO properties in the trust fund and thereby effect the early retirement of the certificates under the circumstances set forth under "The Pooling and Servicing Agreement--Optional Termination" in this free writing prospectus; and

    o the right to purchase mortgage loans delinquent in payment 90 days or more under the circumstances set forth under "The Pooling and Servicing Agreement--Optional Purchase of Defaulted Mortgage Loans."

    In addition, unless the NIMS Insurer fails to make a required payment under the policy insuring the net interest margin securities or the NIMS Insurer is the subject of a bankruptcy proceeding, the NIMS Insurer's consent will be required before, among other things,

    o   the appointment of any co-trustee;

    o   any otherwise permissible waivers of prepayment charges; or

    o   any amendment to the pooling and servicing agreement.

    Investors in the offered certificates should note that:

    o any insurance policy issued by the NIMS Insurer will not cover, and will not benefit in any manner whatsoever the offered certificates;

    o   the rights granted to the NIMS Insurer are extensive;

    o the interests of the NIMS Insurer may be inconsistent with, and adverse to the interests of the holders of the offered certificates and the NIMS Insurer has no obligation or duty to consider the interests of the offered certificates in connection with the exercise or nonexercise of the NIMS Insurer's rights; and

    o the NIMS Insurer's exercise of its rights and consents may negatively affect the offered certificates and the existence of the NIMS Insurer's rights, whether or not exercised, may adversely affect the liquidity of the offered certificates, relative to other asset-backed certificates backed by comparable mortgage loans and with comparable payment priorities and ratings.

United States military operations may increase risk of shortfalls in interest


    As a result of military operations in Afghanistan and Iraq, the United States has placed a substantial number of armed forces reservists and members of the National Guard on active duty status. It is possible that the number of reservists and members of the National Guard placed on active duty status may remain at high levels for an extended time. To the extent that a member of the military, or a member of the armed forces reserves or National Guard who is called to active duty, is a mortgagor of a mortgage loan in the trust, the interest rate limitation of the Servicemembers Civil Relief Act and any comparable state law, will apply. Substantially all of the mortgage loans have mortgage interest rates which exceed such limitation, if applicable. This may result in interest shortfalls on the mortgage loans, which, in turn, will be allocated ratably in reduction of accrued interest on all classes of interest-bearing certificates, irrespective of the availability of excess cash flow or other credit enhancement. None of the originator, the depositor, the underwriter, the sponsor, the servicer, the master servicer, the securities administrator or any other party has taken any action to determine whether any of the mortgage loans would be affected by such interest rate limitation. See "Description of the Certificates--Interest Distributions" in this free writing prospectus and "Certain Legal Aspects of the Mortgage Loans--Servicemembers Civil Relief Act" in the prospectus.

                                THE MORTGAGE POOL

    The descriptions of the Mortgage Loans and the Mortgaged Properties below and in Appendix A are based upon the expected characteristics of the Mortgage Loans included in the Mortgage Pool as of the close of business on the Cut-off Date. The Principal Balances of the Mortgage Loans shown have been adjusted for the scheduled principal payments due on or before the Cut-off Date (each, a "Cut-off Date Principal Balance").

    Prior to the Closing Date, Mortgage Loans may be removed from the loan groups and other Mortgage Loans may be substituted for them. The Depositor believes that the information set forth in this free writing prospectus with respect to the Mortgage Loans will be representative of the characteristics of the loan groups as they will be constituted on the Closing Date. Unless the context requires otherwise, references below and in Appendix A to percentages of the Mortgage Loans in a loan group are approximate percentages of the aggregate principal balance of the Mortgage Loans in the loan group as of the Cut-off Date and references below to percentages of all Mortgage Loans are approximate percentages of the aggregate principal balance of the Mortgage Loans in both loan groups as of the Cut-off Date.

General

    The assets included in the Trust will consist primarily of a pool (the "Mortgage Pool") of closed-end, fixed-rate and adjustable-rate subprime mortgage loans (the "Mortgage Loans"). The Mortgage Pool will be divided into two loan groups. The tables in "Summary of Free Writing Prospectus" and in Appendix A to this free writing prospectus set forth certain statistical information with respect to the Mortgage Loans in the first loan group, the Mortgage Loans in the second loan group and all of the Mortgage Loans in the Mortgage Pool. Due to rounding, the percentages shown may not total 100.00%.

    The "Principal Balance" of a Mortgage Loan, as of any date, is equal to the principal balance of such Mortgage Loan as of the Cut-off Date, less the sum of
(i) all collections and other amounts credited against the principal balance of any such Mortgage Loan and distributed to the certificateholders, (ii) the principal portion of Advances, (iii) any Deficient Valuation and (iv) any principal reduction resulting from a Servicer Modification. The "Pool Balance" is equal to the aggregate of the Principal Balances of the Mortgage Loans in both loan groups as of any date of determination.

    The Depositor will purchase the Mortgage Loans from the Sponsor pursuant to a mortgage loan purchase agreement (the "Mortgage Loan Purchase Agreement"), dated as of the Cut-off Date, between the Sponsor and the Depositor. Pursuant to the Pooling and Servicing Agreement, the Depositor will cause the Mortgage Loans to be assigned to the Trustee for the benefit of the certificateholders. See "The Pooling and Servicing Agreement" in this free writing prospectus.

    The Mortgage Loans were selected by the Sponsor, with advice from Banc of America Securities LLC (the "Underwriter") as to the characteristics of the Mortgage Loans in each loan group that will optimize marketability of the Certificates, from the Mortgage Loans purchased from the Originator, and were chosen to meet the requirements imposed by the rating agencies to achieve the credit support percentages listed under "Summary of Free Writing Prospectus--Credit Enhancement."

    Based on the representations made by the Originator, the Depositor believes that all of the Mortgage Loans in the Mortgage Pool were originated by WMC Mortgage Corp. generally in accordance with the underwriting standards described under "Underwriting Standards" in this free writing prospectus.

    The Originator made certain representations and warranties regarding the Mortgage Loans, as of June 29, 2007, in the mortgage loan purchase agreement, dated as of June 1, 2007 (the "WMC Mortgage Loan Purchase Agreement"), pursuant to which the Originator sold such Mortgage Loans to the Sponsor. These representations and warranties will be assigned by the Sponsor to the Depositor and by the Depositor to the Trustee for the benefit of the certificateholders. Upon certain breaches of such representations and warranties, the Originator, subject to certain limitations, will be obligated under the WMC Mortgage Loan Purchase Agreement to repurchase Mortgage

Loans in the circumstances set forth in "The Pooling and Servicing Agreement--Repurchase or Substitution of Mortgage Loans" in this free writing prospectus.

    Pursuant to the terms of the Mortgage Loan Purchase Agreement, the Sponsor will make to the Depositor (and the Depositor will assign to the Trustee for the benefit of certificateholders) only certain limited representations and warranties as of the Closing Date with respect to the Mortgage Loans, generally intended to address the accuracy of the Mortgage Loan Schedule and the payment and delinquency status of each Mortgage Loan. In the event of a breach of any such representation or warranty that does not constitute a breach of any representation or warranty made by the Originator, the Sponsor will be obligated to cure such breach or purchase or substitute the affected Mortgage Loans, as described under "The Pooling and Servicing Agreement--Repurchase or Substitution of Mortgage Loans" in this free writing prospectus.

    The Sponsor is selling the Mortgage Loans without recourse and will have no obligation with respect to the Offered Certificates in its capacity as seller other than the repurchase or substitution obligations with respect to its limited representations and warranties and its reimbursement obligation described under "The Pooling and Servicing Agreement--Repurchase or Substitution of Mortgage Loans" in this free writing prospectus.

    See "Description of the Agreements--Material Terms of the Pooling and Servicing Agreements and Underlying Servicing Agreements--Representations and Warranties; Repurchases" in the prospectus.

    The Mortgage Pool will consist of fixed-rate Mortgage Loans (the "Fixed-Rate Mortgage Loans") and adjustable-rate Mortgage Loans (the "Adjustable-Rate Mortgage Loans"). All of the Adjustable-Rate Mortgage Loans have an initial fixed mortgage interest rate for 6 months, two years, three years, five years, seven years or ten years.

    The Mortgage Loans are secured by mortgages, deeds of trust or other similar security instruments (each, a "Mortgage") which create first liens on one- to four-family residential properties consisting of one- to four-family dwelling units and individual condominium units (each, a "Mortgaged Property"). All of the Mortgage Loans have scheduled Monthly Payments due on the first day of the month (the day such Monthly Payments are due with respect to each Mortgage Loan, a "Due Date"). Each Mortgage Loan accrues interest at a per annum rate (the "Mortgage Interest Rate") specified in the related Mortgage Note.

    Certain of the Mortgage Loans will provide for interest only Monthly Payments for the first 60 or 120 months of the term of such Mortgage Loans (each, an "Interest Only Mortgage Loan"). See "Summary of Free Writing Prospectus--The Mortgage Pool" for the percentages of Interest Only Mortgage Loans in each loan group and the Mortgage Pool. The Monthly Payments for the Interest Only Mortgage Loans will include both accrued interest and principal on these Mortgage Loans beginning in the 61st or 121st month of the term of these Mortgage Loans. As a result of this payment structure, Monthly Payments beginning in the 61st or 121st month of the term of such Mortgage Loans may be significantly larger than the first 60 or 120 Monthly Payments required under the related Mortgage Notes.

    A majority of the Mortgage Loans will not fully amortize by their respective maturity dates (each, a "Balloon Loan"). See "Summary of Free Writing Prospectus--The Mortgage Pool" for the percentages of Balloon Loans in each loan group and the Mortgage Pool. The Monthly Payment for each Balloon Loan is based on an amortization schedule ranging from 480 months to 600 months, except for the final payment (the "Balloon Payment") which is due and payable on the 360th month following origination of such Mortgage Loan, depending on the terms of the related Mortgage Note. The amount of the Balloon Payment on each Balloon Loan is substantially in excess of the amount of the scheduled Monthly Payment for such Balloon Loan.

    Certain of the Mortgage Loans provide for payment by the mortgagor of a prepayment charge in limited circumstances on certain prepayments. See "Summary of Free Writing Prospectus--The Mortgage Pool" for the percentages of these Mortgage Loans in each loan group and the Mortgage Pool. No prepayment charge will be distributed to the holders of the Offered Certificates.

    The Adjustable-Rate Mortgage Loans provide for semi-annual adjustment to the Mortgage Interest Rate thereon and for corresponding adjustments to the Monthly Payment amount due thereon, in each case on each adjustment date applicable thereto (each such date, an "Adjustment Date"). On each Adjustment Date for each Adjustable-

Rate Mortgage Loan, the Mortgage Interest Rate thereon will be adjusted to equal the sum of Six-Month LIBOR (the "Index") and a fixed percentage amount (the "Gross Margin"). The Mortgage Interest Rate on each such Adjustable-Rate Mortgage Loan will not increase or decrease by more than a percentage specified in the related Mortgage Note on the first related Adjustment Date (the "Initial Periodic Rate Cap") and a percentage (which may be the same as the Initial Periodic Rate Cap) on any Adjustment Date thereafter (the "Periodic Rate Cap"). Each Mortgage Interest Rate on each Adjustable-Rate Mortgage Loan will not exceed a specified maximum Mortgage Interest Rate over the life of such Mortgage Loan (the "Maximum Mortgage Interest Rate") or be less than a specified minimum Mortgage Interest Rate over the life of such Mortgage Loan (the "Minimum Mortgage Interest Rate").

    Other than with respect to any Balloon Loans, effective with the first Monthly Payment due on each Adjustable-Rate Mortgage Loan after each related Adjustment Date, the Monthly Payment amount will be adjusted to an amount that will amortize fully the outstanding Principal Balance of the related Mortgage Loan over its remaining term, and pay interest at the Mortgage Interest Rate as so adjusted. Due to the application of the Periodic Rate Caps and the Maximum Mortgage Interest Rates, the Mortgage Interest Rate on each such Mortgage Loan, as adjusted on any related Adjustment Date, may be less than the sum of the Index and the related Gross Margin. See "--The Index" in this free writing prospectus.

    None of the Adjustable-Rate Mortgage Loans have Mortgage Interest Rates that may be converted to fixed Mortgage Interest Rates at the option of the related mortgagor. None of the Mortgage Loans provide for negative amortization.

    None of the Mortgage Loans were Delinquent as of the Cut-off Date, however approximately 0.24% of the Mortgage Loans (by aggregate principal balance of the Mortgage Loans as of the Cut-off Date) were Delinquent at least once prior to the Cut-off Date. Under the OTS method, a Mortgage Loan is "Delinquent" if the scheduled monthly payment of principal and interest on such Mortgage Loan which is payable by the related mortgagor under the related Mortgage Note (the "Monthly Payment") due on a Due Date is not paid by the close of business on the next scheduled Due Date for such Mortgage Loan. Thus, a Mortgage Loan for which the mortgagor failed to make the Monthly Payment due on October 1, 2007 will be reported as Delinquent on November 2, 2007 if the payment is not made by the close of business on November 1, 2007.

    The Servicer, or if the Servicer fails to do so, the Master Servicer, will be required to make servicing advances on Delinquent Mortgage Loans and make advances of delinquent payments of principal and interest on Delinquent Mortgage Loans (other than with respect to the Balloon Payment due on a Balloon Loan), each to the extent such advances are deemed recoverable, until the earliest of such time that the Trust acquires title to the Mortgage Loan, the Mortgage Loan is paid in full by the mortgagor, the Mortgage Loan (or the related Mortgaged Property) is disposed of by the Trust or until the recovery of all Liquidation Proceeds thereon. See "The Pooling and Servicing Agreement--Advances" in this free writing prospectus.

    Approximately 45.81% of the Mortgage Loans have Loan-to-Value Ratios in excess of 80% and do not have primary mortgage insurance. The "Loan-to-Value Ratio" of a Mortgage Loan as of any date of determination generally means the ratio, expressed as a percentage of (i) the principal amount of the Mortgage Loan as of such date of determination over (ii) the Value of the related Mortgaged Property. "Value" means with respect to any Mortgaged Property, the lesser of: (i) an amount determined by an appraisal done at origination of the Mortgage Loan; provided, however, the amount may be reduced to reflect the results of a review of such appraisal in accordance with the Originator's Underwriting Guidelines and (ii) the purchase price paid for the related Mortgaged Property by the Mortgagor with the proceeds of the Mortgage Loan; provided, however, that in the case of a refinanced Mortgage Loan, the value of the Mortgaged Property is based solely upon clause (i) above.

    "Credit Scores" are statistical credit scores obtained by many mortgage lenders in connection with the loan application to help assess a borrower's credit-worthiness. Credit Scores are generated by models developed by a third party and are made available to lenders through three national credit bureaus. The models were derived by analyzing data on consumers in order to establish patterns which are believed to be indicative of the borrower's probability of default. The Credit Score is based on a borrower's historical credit data, including, among other things, payment history, delinquencies on accounts, levels of outstanding indebtedness, length of credit history, types of credit, and bankruptcy experience. Credit Scores generally range from approximately 300 to approximately 850, with higher scores indicating an individual with a more favorable credit history compared to an individual with a lower score. The Credit Scores set forth in the table in Appendix A were obtained at either the time of origination of the Mortgage Loan or more recently. The Depositor makes no representations or warranties as to the actual performance of any Mortgage Loan or that a particular Credit Score should be relied upon as a basis for an expectation that the borrower will repay the Mortgage Loan according to its terms.

    The "Debt-to-Income Ratio" of a Mortgage Loan generally means the ratio, expressed as a percentage, of a Mortgagor's monthly debt obligations (including the monthly payment on the Mortgage Loan and related expenses such as property taxes and hazard insurance) to his or her gross monthly income. See "Summary of Free Writing Prospectus--The Mortgage Pool" and Appendix A to this free writing prospectus for information regarding the Debt-to-Income Ratios of the Mortgage Loans.

The Index

    The Index for all of the Adjustable-Rate Mortgage Loans is the average of interbank offered rates for six-month U.S. dollar deposits in the London market calculated as provided in the related note ("Six-Month LIBOR"). If Six-Month LIBOR becomes unpublished or is otherwise unavailable, the Servicer will select an alternative index which is based upon comparable information.

Terms of the Mortgage Loans

    The Mortgage Loans accrue interest on an actuarial basis over the original terms thereof, calculated based on a 360-day year of twelve 30-day months. When a full prepayment of principal is made on a Mortgage Loan during a month, the mortgagor is charged interest only on the days of the month actually elapsed up to the date of such prepayment, at a daily interest rate that is applied to the principal amount of the loan so prepaid. When a partial prepayment of principal is made on a Mortgage Loan during a month, the mortgagor generally is not charged interest on the amount of the partial prepayment during the month in which such prepayment is made.

                                 THE ORIGINATOR

General

    The information set forth in the following paragraphs has been provided by WMC Mortgage Corp. ("WMCMC" or the "Originator").

    WMCMC is a mortgage banking company incorporated in the State of California. Established in 1955, WMCMC has developed a national mortgage origination franchise, with special emphasis on originating single-family, alternative non-prime mortgage loans in each of the regions in which it competes. WMCMC historically originated both prime-quality mortgage loans and non-prime-quality mortgage loans. WMCMC sold its prime mortgage loan origination business in 1998 and, since April of 2000, originates prime mortgage loans only on a very limited basis. WMCMC was owned by a subsidiary of Weyerhaeuser Company until May 1997 when it was sold to WMC Finance Co., a company owned principally by affiliates of a private investment firm. On June 14, 2004, a subsidiary of the General Electric Company ("GE") acquired WMC Finance Co. On July 13, 2007, GE announced that it intends to sell WMCMC and had retained a financial adviser to pursue such sale.

    Until March 2000, WMCMC originated mortgage loans through both wholesale and retail channels, with wholesale originations accounting for approximately 85% of total origination volume prior to March 2000. As of March 2000, WMCMC changed its business model to underwrite and process 100% of its loans on the Internet via "WMC Direct" resulting in a substantial reduction in employees, underwriting centers and closing centers, and the elimination of all retail branches. In April 2005, WMCMC's headquarters relocated to Burbank, California from Woodland Hills, California. A majority of its business operations are presently conducted at Burbank. WMCMC's originations came primarily through its broker relationships. In 2004, 2005 and 2006, WMCMC originated $19,127,701,750, $31,794,995,806 and $33,169,005,879 of non-prime mortgage loans, respectively, including loans acquired by WMCMC from correspondent lenders.

    As of January 1, 2007, WMCMC assigned substantially all of its mortgage origination operations, including its broker relationships to GE Money Bank and transferred all of its employees to WMC-GEMB Mortgage Corp., a wholly owned operating subsidiary of GE Money Bank. On January 2, 2007, the mortgage lending operation of GE Money Bank commenced doing business as "WMC Mortgage" and began originating and acquiring mortgage loans. Such mortgage loans will be sold by GE Money Bank to WMCMC from time to time, but no less than once per month. WMCMC will sell or securitize such mortgage loans. WMCMC continues to originate or acquire a small amount of mortgage loans through its broker network. GE Money Bank and WMCMC originate or acquire mortgage loans based on the same underwriting guidelines. On March 8, 2007, in response to market conditions, (i) the mortgage lending operation of GE Money Bank reduced the number of its regional offices from eight to four, with locations in Addison, Texas, Orangeburg, New York, Costa Mesa, California, and San Ramon, California remaining open, in addition to its headquarters in Burbank, California, and (ii) WMC-GEMB Mortgage Corp. reduced its workforce by approximately 450 people. On March 22, 2007 and April 19, 2007, WMC-GEMB Mortgage Corp. reduced its workforce further by approximately 280 people and approximately 770 people, respectively. GE Money Bank's offices in Addison, Texas, Costa Mesa, California and San Ramon, California were also closed on April 19, 2007. As of September 28, 2007, WMC-GEMB Mortgage Corp. had approximately 535 employees. There can be no assurance that WMC-GEMB Mortgage Corp. will not further reduce its operations and/or workforce in response to competitive pressures in the subprime mortgage segment, a future decline in mortgage origination volumes at GE Money Bank or WMCMC or other market factors.

    GE Money Bank is an FDIC-insured federal savings bank that is regulated, supervised and examined by the Office of Thrift Supervision. The predecessor to GE Money Bank, GE Capital Consumer Card Co., was established in 1988 as a limited purpose credit card bank and converted to a federal savings bank in 2003. On February 7, 2005, Monogram Credit Card Bank of Georgia was merged with and into GE Capital Consumer Card Co., and the surviving entity changed its name to GE Money Bank. On February 5, 2006, all of the common stock of GE Money Bank was contributed by General Electric Capital Corporation to GE Consumer Finance, Inc., a newly created holding company. In addition to its mortgage activities, GE Money Bank is engaged in various other consumer lending activities including retail sales financing programs, private label credit cards, bank cards, consumer installment loans, and home improvement loans. In addition, GE Money Bank provides small business lines of credit to several of its retail clients. GE Money Bank is a wholly owned subsidiary of GE Consumer Finance, Inc., which is in turn a wholly owned subsidiary of General Electric Capital Corporation, which is in turn a wholly owned subsidiary of GE.

    As used in the description of the Underwriting Standards below, "WMC" shall refer collectively to GE Money Bank and WMCMC.

                             UNDERWRITING STANDARDS

    All of the Mortgage Loans acquired by the Sponsor from the Originator were underwritten generally in accordance with the Originator's Underwriting Guidelines as described below.

    The mortgage loans have been either (i) originated generally in accordance with the underwriting guidelines established by WMC (collectively, the "Underwriting Guidelines") or (ii) purchased by GE Money Bank or WMCMC after re-underwriting the mortgage loans generally in accordance with the Underwriting Guidelines. WMC also originates certain other mortgage loans that are underwritten to the guidelines of specific investors, however, such mortgage loans are not included among those sold to the Trust as described herein. The Underwriting Guidelines are primarily intended to (a) determine that the borrower has the ability to repay the mortgage loan in accordance with its terms and (b) determine that the related mortgaged property will provide sufficient value to recover the investment if the borrower defaults. On a case-by-case basis WMC may determine that, based upon compensating factors, a prospective mortgagor not strictly qualifying under the underwriting risk category or other guidelines described below warrants an underwriting exception. Compensating factors may include, but are not limited to, low debt-to-income ratio ("Debt Ratio"), good mortgage payment history, an abundance of cash reserves, excess disposable income, stable employment and time in residence at the applicant's current address. It is expected that a substantial number of the mortgage loans to be included in the Trust will represent such underwriting exceptions.

    On July 15, 2005, WMCMC launched a program called WMC Select. Using new credit matrices, WMC Select allows a borrower to choose loan features (such as rate, term, prepayment options, and other important features) based on the borrower's mortgage/housing history, credit depth, loan-to-value ratio ("LTV") and Debt Ratio. WMC Select allows WMC greater flexibility in qualifying the borrower for a loan since the borrower selects the loan features most important to him. WMC Select is offered by GE Money Bank.

    The mortgage loans in the trust will fall within the following documentation categories established by WMC: Full Documentation, Full-Alternative Documentation, Limited Documentation, Lite Documentation, Stated Income Documentation and Stated Income/Verified Assets (Streamlined) Documentation. In addition to single-family residences, certain of the mortgage loans will have been underwritten (in many cases, as described above, subject to exceptions for compensating factors) in accordance with programs established by WMC for the origination of mortgage loans secured by mortgages on condominiums, vacation and second homes, manufactured housing, two- to four-family properties and other property types. In addition, WMC has established specific parameters for jumbo loans, which are designated in the Underwriting Guidelines as mortgage loans with original principal balances in excess of $650,000 ($850,000 under WMC Select). However, WMC sometimes increases the original principal balance limits if borrowers meet other compensating credit factors.

    Under the Underwriting Guidelines, under certain loan products, WMC verifies the loan applicant's eligible sources of income for all products, calculates the amount of income from eligible sources indicated on the loan application, reviews the credit and mortgage payment history of the applicant and calculates the Debt Ratio to determine the applicant's ability to repay the loan, and reviews the mortgaged property for compliance with the Underwriting Guidelines. The Underwriting Guidelines are applied in accordance with a procedure which complies with applicable federal and state laws and regulations and require, among other things, (1) an appraisal of the mortgaged property which conforms to Uniform Standards of Professional Appraisal Practice and (2) an audit of such appraisal by a WMC-approved appraiser or by WMC's in-house collateral auditors (who may be licensed appraisers) and such audit may in certain circumstances consist of a second appraisal, a field review, a desk review or an automated valuation model.

    In general, loans with greater documentation standards are eligible for higher LTV and CLTV limits across all risk categories. Under the Underwriting Guidelines, cash out on refinance mortgage loans is generally available, but the amount is restricted for C grade loans and stated income interest only loans. All mortgage loans originated or purchased under the Underwriting Guidelines are based on loan application packages submitted through mortgage brokerage companies or on loan files (which include loan application documentation) submitted by correspondents. Loan application packages submitted through mortgage brokerage companies, containing in each case relevant credit, property and underwriting information on the loan request, are compiled by the applicable mortgage brokerage company and submitted to WMC for approval and funding. The mortgage brokerage companies receive a broker or origination fee charged to the mortgagor at the time the loan is made and/or a yield-spread premium for services provided to the borrower. No single mortgage brokerage company accounts for more than 3%, measured by outstanding principal balance, of the mortgage loans originated by WMC

    The Underwriting Guidelines require that the documentation accompanying each mortgage loan application include, among other things, a tri-merge credit report on the related applicant from a credit reporting company aggregator. The report typically contains information relating to such matters as credit history with local and national merchants and lenders, installment debt payments and any record of defaults, bankruptcy, repossession, suits or judgments. In most instances, WMC obtains a tri-merge credit score independent from the mortgage loan application from a credit reporting company aggregator. In the case of purchase money mortgage loans, WMC generally validates the source of funds for the down payment. In the case of mortgage loans originated under the Full Documentation category, the Underwriting Guidelines require documentation of income (which may consist of (1) a verification of employment form covering a specified time period which varies with LTV, (2) two most recent pay stubs and two years of tax returns or W-2s, (3) verification of deposits and/or (4) bank statements) and telephonic verification. Under the Full-Alternative Documentation category, only 24 months of bank statements are required (depending upon the LTV) and telephonic verification of employment, under the Limited Documentation category only 12 months of bank statements (or a W-2 for the most current year and a current pay stub) are required, and under the Lite Documentation category only six months of bank statements (or a current pay stub covering the six month period) are required. For mortgage loans originated under the Stated Income/Verified Assets (Streamlined) Documentation category, WMC requires verification of funds equal to two months of principal, interest, taxes and insurance, sourced and seasoned for at least sixty days. In the case of mortgage loans originated under the Stated Income Documentation and Stated Income/Verified Assets (Streamlined) Documentation categories, the Underwriting Guidelines require (1) that income be stated on the application, accompanied by proof of self employment in the case of self-employed individuals, (2) that a WMC pre-funding auditor conduct telephonic verification of employment, or in the case of self-employed individuals, telephonic verification of business line and (3) that stated income be consistent with type of work listed on the application.

    The general collateral requirements in the Underwriting Guidelines specify that a mortgaged property not have a condition rating of lower than "average." Each appraisal includes a market data analysis based on recent sales of comparable homes in the area. The general collateral requirements in the Underwriting Guidelines specify conditions and parameters relating to zoning, land-to-improvement ratio, special hazard zones, neighborhood property value trends, whether the property site is too isolated, whether the property site is too close to commercial businesses, whether the property site is rural, city or suburban, whether the property site is typical for the neighborhood in which it is located and whether the property site is sufficient in size and shape to support all improvements.

    The Underwriting Guidelines are less stringent than the standards generally acceptable to Fannie Mae and Freddie Mac with regard to the mortgagor's credit standing, Debt Ratios, documentation programs, and in certain other respects. Mortgagors who qualify under the Underwriting Guidelines may have payment histories and Debt Ratios that would not satisfy Fannie Mae and Freddie Mac underwriting guidelines and may have a record of major derogatory credit items such as outstanding judgments or prior bankruptcies. The Underwriting Guidelines establish the maximum permitted LTV for each loan type based upon these and other risk factors.

    WMC requires that mortgage loans have title insurance (which can be a short form title insurance policy for certain second lien mortgage loans acquired from correspondent lenders) and be secured by liens on real property. Some second lien mortgage loans purchased from correspondent lenders and which have an original principal balance of $50,000 or less do not have title insurance. WMC also requires that fire and extended coverage casualty insurance be maintained on the mortgaged property in an amount equal to the greater of full replacement or the amount of all mortgage liens on such mortgaged property. In addition, flood insurance is obtained where applicable and a tax service is used to monitor the payment of property taxes on all loans.

    Risk Categories. Under the Underwriting Guidelines, various risk categories are used to grade the likelihood that the mortgagor will satisfy the repayment conditions of the mortgage loan. These risk categories establish the maximum permitted LTV, maximum loan amount and the allowed use of loan proceeds given the borrower's mortgage payment history, the borrower's consumer credit history, the borrower's liens/charge-offs/bankruptcy history, the borrower's Debt Ratio, the borrower's use of proceeds (purchase or refinance), the documentation type and other factors. In general, higher credit risk mortgage loans are graded in categories that require lower Debt Ratios and permit more (or more recent) major derogatory credit items such as outstanding judgments or prior bankruptcies. Tax liens are not considered in determining risk category (but must be paid off or subordinated by the taxing authority in all circumstances); and derogatory medical collections are not considered in determining risk category and are not required to be paid off. The Underwriting Guidelines specify the following risk categories and associated criteria for grading the potential likelihood that an applicant will satisfy the repayment obligations of a mortgage loan. However, as described above, the following are guidelines only, and exceptions are made on a case-specific basis. In addition, variations of the following criteria are applicable under the programs established by WMC for the origination of jumbo loans in excess of $650,000 ($850,000 under WMC Select (for other than interest only loans); $950,000 for interest only loans under WMC Select) and for the origination of mortgage loans secured by mortgages on condominiums, vacation and second homes, manufactured housing and two- to four-family properties. Jumbo loans are originated under all documentation programs to borrowers with minimum Credit Scores of 620 (600 under WMC Select), a maximum Debt Ratio of 50% and who satisfy other requirements as set forth in the Underwriting Guidelines. WMC sometimes has special loan programs which increase the maximum principal balance limit for jumbo loans provided the borrowers meet other credit criteria.

    The Underwriting Guidelines described below are a summary of the guidelines as in effect during the period from January 1 through, but not including April 1, 2007, which is the period during which almost all of the mortgage loans which the Depositor has informed WMC that it expects to be included in the Trust were originated. A small percentage of the mortgage loans which the Depositor has informed WMC that it expects to be included in the Trust were originated or acquired by WMCMC under a prior set of Underwriting Guidelines which were less stringent than the Underwriting Guidelines described herein.

    Commencing March 7, 2007, loans originated under Stated Income Documentation or Stated Income/Verified Assets (Streamlined) Documentation are limited to borrowers who are self-employed, independent contractors and others paid through Form 1099 or certain sales positions with a large commission component as outlined in the Underwriting Guidelines, but are no longer available to wage earners.

    Commencing March 16, 2007, the Underwriting Guidelines permit mortgage loans with LTVs and CLTVs (in the case of mortgaged properties which secure more than one mortgage loan) of up to 95% (which is subject to reduction depending upon credit-grade, loan amount and property type). Prior to March 16, 2007, LTV and CLTV of up to 100% were permitted under the Underwriting Guidelines.

    Commencing March 22, 2007, WMC began following certain underwriting guidelines set forth in the Interagency Guidance on Nontraditional Mortgage Product Risks released September 29, 2006 by the federal financial regulatory agencies. In particular, WMC began qualifying applicants for "interest only" loans (i.e., mortgages where a borrower pays no loan principal for a fixed period of time) by evaluating the applicant's ability to repay the debt by final maturity at the fully indexed rate, assuming a fully amortizing repayment schedule.

    Risk Category "AA".

    Maximum loan amount:
    --------------------

        o $650,000 ($850,000 for WMC Select; $950,000 for Interest Only Full Documentation, Full- Alternative, Limited Documentation and Lite Documentation) for Full Documentation, Full-Alternative Documentation, and Limited Documentation (owner-occupied mortgaged property);

        o $550,000 ($850,000 for WMC Select) for Lite Documentation (owner-occupied mortgaged property);

        o $500,000 ($850,000 for WMC Select) for Stated Income Documentation (Self-Employed) (owner-occupied mortgaged property);

        o $550,000 ($700,000 for WMC Select) for Full Documentation and Full-Alternative Documentation (non-owner-occupied mortgaged property);

        o $500,000 ($650,000 for WMC Select) for Limited Documentation (non-owner-occupied mortgaged property);

        o $450,000 ($650,000 for WMC Select) for Lite Documentation (non-owner-occupied mortgaged property); and

        o $400,000 for Stated Income Documentation (Self-Employed) (non-owner-occupied mortgaged property).

        o Stated Income Documentation is not available for borrowers classified as "First time Homebuyers" with less than a 600 credit score or borrowers classified as wage earners.

        o WMC Select is not available for non-owner-occupied mortgaged properties under the Stated Income Documentation program.

    Mortgage payment history: No delinquency during the preceding 12 months.

    Consumer credit history: Minimum Credit Score of 640 (500 for WMC Select), minimum 2 year credit history with activity on at least one trade account in the last 12 months. First time Homebuyers require additional consumer credit requirements for 80/20 and 80/15 combo loans as follows:

        o 1 account with $5,000 high credit or 3 accounts, 1 with $3,000 high credit and

        o funds to cover at least 2 months of principal, interest, tax and insurance payments ("PITI") (sourced & seasoned) unless there is less than 50 % payment shock.

    Liens/charge-offs: If any individual derogatory credit item, judgment, or state and federal lien is over $5,000, including collections and charge-offs, and is dated within the 24 months prior to the date that the credit report is pulled, such item, judgment or lien must be paid (or $10,000 with a Credit Score of 660 or above). All adverse items on title must be paid at or prior to closing.

    Bankruptcy: Permitted if discharged two years or more prior to loan application (for borrowers with a Credit Score above 660, a shorter bankruptcy seasoning period is allowed). Under WMC Select, a prior bankruptcy is permitted if it was discharged 12 months or more prior to loan application and the LTV of the mortgage loan will be 85% or less. Under WMC Select, a prior bankruptcy is permitted if it was discharged 18 months or more prior to loan application and the LTV of the mortgage loan will be more than 85%.

    Notice of default ("NOD")/foreclosures: Permitted if discharged or cured two years or more prior to loan application. Under WMC Select, a prior NOD or foreclosure is permitted if it was discharged 12 months or more prior to loan application and the LTV of the mortgage loan will be 85% or less. Under WMC Select, a prior NOD or foreclosure is permitted if it was discharged 18 months or more prior to loan application and the LTV of the mortgage loan will be more than 85%.

    Maximum LTV:
    ------------

        o 100% for Full Documentation and Full-Alternative Documentation with a maximum loan amount of $500,000 and a Credit Score of 620 and above (owner-occupied Single Family Residence mortgaged property);

        o 100% for Limited Documentation, Lite Documentation and Express Documentation with a maximum loan amount of $333,700 ($337,000 for WMC Select) and a Credit Score of 640 and above (500 and above for WMC Select) (owner-occupied Single Family Residence mortgaged property);

        o 100% for Stated Income Documentation (Self-Employed) with a maximum loan amount of $333,700 ($337,000 for WMC Select) and a Credit Score of 660 and above (owner-occupied Single Family Residence mortgaged property);

        o 95% for Full Documentation, Full-Alternative Documentation, Limited Documentation and Lite Documentation with a maximum loan amount of $650,000 ($700,000 for WMC Select) and a minimum Credit Score of 640 (owner-occupied mortgaged property);

        o 95% for Stated Income Documentation (Self-Employed) with a maximum loan amount of $500,000 ($700,000 for WMC Select) and a minimum Credit Score of 640 (500 and above for WMC Select) (owner-occupied mortgaged property);

        o 90% for Full Documentation and Full-Alternative Documentation (non-owner-occupied mortgaged property);

        o 85% for Limited Documentation (non-owner-occupied mortgaged property); and

        o 80% (85% for WMC Select for Lite Documentation) for Lite Documentation and Stated Income Documentation (Self-Employed).

        o Stated Income Documentation (Wage Earner) is not available on non-owner-occupied mortgaged property.

        o WMC Select is not available for non-owner-occupied mortgaged properties under the Stated Income Documentation program.

    Maximum debt ratio: Limited to 55% for all documentation types except Stated Income Documentation, which is limited to 50%.

    Risk Category "A".

    Maximum loan amount:
    ------------------

        o $650,000 ($850,000 for WMC Select) for Full Documentation and Full-Alternative Documentation (owner-occupied mortgaged property);

        o $550,000 ($850,00 for WMC Select) for Limited Documentation (owner-occupied mortgaged property);

        o $500,000 ($850,000 for WMC Select) for Lite Documentation (owner-occupied mortgaged property);

        o $450,000 ($850,000 for WMC Select) for Stated Income Documentation (Self-Employed) (owner-occupied mortgaged property);

        o $375,000 ($650,000 for WMC Select) for Full Documentation and Full-Alternative Documentation (non-owner-occupied mortgaged property);

        o $325,000 ($600,000 for WMC Select) for Limited Documentation (non-owner-occupied mortgaged property);

        o $300,000 ($600,000 for WMC Select) for Lite Documentation (non-owner-occupied mortgaged property); and

        o $200,000 for Stated Income Documentation (Self-Employed) (non-owner-occupied mortgaged property).

        o Stated Income Documentation (Wage Earner) is not permitted for non-owner-occupied mortgaged property.

        o Stated Income Documentation is not available for borrowers classified as "First-time Homebuyers" with less than a 600 credit score or borrowers classified as wage earners.

        o WMC Select is not available for non-owner-occupied mortgaged properties under the Stated Income Documentation program.

    Mortgage payment history: Not more than one 30-day delinquency during the preceding 12 months, and no 60-day delinquencies during the preceding 12 months (no 30-day delinquencies during preceding 12 months permitted for LTV of 95% or greater). For WMC Select, not more than one 30-day delinquency during the preceding 12 months, and no 60-day delinquencies during the preceding 12 months (no 30-day delinquencies during preceding 12 months permitted for a LTV of 90% or greater).

    Consumer credit history: Minimum Credit Score of 600 (500 for WMC Select), minimum 2 year credit history with activity on at least one trade account in the last 12 months. For loans with a LTV over 90%, at least three reported tradelines with one open account must be active in the last 12 months. First time Homebuyers require additional consumer credit requirements for 80/20 and 80/15 combo loans as follows:

        o 1 account with $5,000 high credit or 3 accounts, 1 with $3,000 high credit and

        o funds to cover at least 2 months of PITI (sourced & seasoned) unless there is less than 50 % payment shock.

    Liens/charge-offs: If any individual derogatory credit item, judgment, or state and federal lien is over $5,000, including collections and charge-offs, and is dated within the 24 months prior to the date that the credit report is pulled, such item, judgment or lien must be paid (or $10,000 with a Credit Score of 660 or above). All adverse items on title must be paid at or prior to closing.

    Bankruptcy: Permitted if discharged two years or more prior to loan application (for borrowers with a Credit Score above 660, a shorter bankruptcy seasoning period is permitted). Under WMC Select, a prior bankruptcy is permitted if it was discharged 12 months or more prior to loan application and the LTV of the mortgage loan will be 85% or less. Under WMC Select, a prior bankruptcy is permitted if it was discharged 18 months or more prior to loan application and the LTV of the mortgage loan will be more than 85%.

    NODs/foreclosures: Permitted if discharged or cured two years or more prior to loan application. Under WMC Select, a prior NOD or foreclosure is permitted if it was discharged 12 months or more prior to loan application and the LTV of the mortgage loan will be 85% or less. Under WMC Select, a prior NOD or foreclosure is permitted if it was discharged 18 months or more prior to loan application and the LTV of the mortgage loan will be more than 85%.

    Maximum LTV:
    ------------

        o 95% (90% for WMC Select) for Full Documentation, Full-Alternative Documentation and Limited Documentation, (owner-occupied mortgaged property);

        o 90% for Lite Documentation, Stated Income Documentation (Self-Employed) (owner-occupied mortgaged property);

        o 85% for Full Documentation, Express Documentation, Full-Alternative Documentation and Limited Documentation (non-owner-occupied mortgaged property);

        o   85% for Lite Documentation (non-owner-occupied mortgaged property);
            and

        o   75% for Stated Income Documentation (Self-Employed)
            (non-owner-occupied mortgaged property).

        o Stated Income Documentation (Wage Earner) is not permitted on non-owner-occupied mortgaged property.

        o WMC Select is not available for non-owner-occupied mortgaged properties under the Stated Income Documentation program.

    Maximum debt ratio: Limited to 55% for all documentation types except Stated Income Documentation, which is limited to 50%.

    Risk Category "A-".

    Maximum loan amount:
    --------------------

        o $650,000 ($550,000 for WMC Select) for Full Documentation, Full-Alternative Documentation (owner-occupied mortgaged property);

        o $475,000 ($550,000 for WMC Select) for Limited Documentation (owner-occupied mortgaged property);

        o $450,000 ($550,000 for WMC Select) for Lite Documentation (owner-occupied mortgaged property);

        o $400,000 ($550,000 for WMC Select) for Stated Income Documentation (Self-Employed) (owner-occupied mortgaged property);

        o $350,000 ($475,000 for WMC Select) for Full Documentation and Full-Alternative Documentation (non-owner-occupied mortgaged property);

        o $325,000 ($425,000 for WMC Select) for Limited Documentation (non-owner-occupied mortgaged property);

        o $300,000 ($425,000 for WMC Select) for Lite Documentation (non-owner-occupied mortgaged property); and

        o $200,000 for Stated Income Documentation (Self-Employed) (non-owner-occupied mortgaged property).

        o WMC Select is not available for non-owner-occupied mortgaged properties under the Stated Income Documentation program.

    Mortgage payment history: Not more than two 30-day delinquencies during the preceding 12 months (a rolling 30-day delinquency counts as only one such delinquency). No 30-day delinquencies permitted for LTVs of 90% or higher. For WMC Select, not more than two 30-day delinquencies during the preceding 12 months, and no 60-day delinquencies during the preceding 12 months for a mortgage loan with a LTV of 90% or greater.

    Consumer credit history: Minimum Credit Score of 580 (500 for WMC Select); minimum 2 year credit history with activity on at least one trade account in the last 12 months.

    Liens/charge-offs: If any individual derogatory credit item, judgment, or state and federal lien is over $5,000, including collections and charge-offs, and is dated within the 12 months prior to the date that the credit report is pulled, such item, judgment or lien must be paid (or $10,000 with a Credit Score of 660 or above). All adverse items on title must be paid at or prior to closing.

    Bankruptcy: Permitted if discharged two years or more prior to loan application (for borrowers with a Credit Score above 660, a shorter bankruptcy seasoning period is allowed).

    NODs/foreclosures: Permitted if discharged or cured two years or more prior to application.

    Maximum LTV:
    ------------

        o 95% (90% for WMC Select) for Full Documentation and Full-Alternative Documentation (owner-occupied mortgaged property);

        o 95% (90% for WMC Select) for Limited Documentation (owner-occupied mortgaged property);

        o 90% (90% for WMC Select also) for Lite Documentation (owner-occupied mortgaged property);

        o 80% (80% for WMC Select also) for Stated Income Documentation (Self-Employed) (owner-occupied mortgaged property);

        o   80% (80% for WMC Select also) for Full Documentation,
            Full-Alternative Documentation and Limited Documentation (non-owner-occupied mortgaged property);

        o   80% (80% for WMC Select also) for Lite Documentation
            (non-owner-occupied mortgaged property); and

        o   75% for Stated Income Documentation (Self-Employed)
            (non-owner-occupied mortgaged property).

        o Stated Income Documentation (Wage Earner) is not permitted for non-owner-occupied mortgaged property.

        o WMC Select is not available for non-owner-occupied mortgaged properties under the Stated Income Documentation program.

    Maximum debt ratio: Limited to 55% for all documentation types except Stated Income Documentation, which is limited to 50%.

    Risk Category "B+".

    Maximum loan amount:
    --------------------

        o $650,000 ($525,000 for WMC Select) for Full Documentation, Express Documentation, and Full-Alternative Documentation (owner-occupied mortgaged property);

        o $425,000 ($525,000 for WMC Select) for Limited Documentation (owner-occupied mortgaged property);

        o $375,000 ($525,000 for WMC Select) for Lite Documentation (owner-occupied mortgaged property);

        o $350,000 ($525,000 for WMC Select) for Stated Income Documentation (Self Employed) (owner-occupied mortgaged property);

        o $300,000 ($425,000 for WMC Select) for Full Documentation and Full-Alternative Documentation (non-owner-occupied mortgaged property);

        o $250,000 ($375,000 for WMC Select) for Limited Documentation (non-owner-occupied mortgaged property);

        o $225,000 ($375,000 for WMC Select) for Lite Documentation (non-owner-occupied mortgaged property); and

        o $200,000 for Stated Income Documentation (Self-Employed) (non-owner-occupied mortgaged property).

        o Stated Income Documentation (Wage Earner) is not permitted for non-owner-occupied mortgaged property.

        o WMC Select is not available for non-owner-occupied mortgaged properties under the Stated Income Documentation program.

    Mortgage payment history: Not more than three 30-day delinquencies during the preceding 12 months (a rolling 30-day delinquency counts as only one such delinquency). For any loan with an LTV of 85% or greater, no 30-day delinquencies during the preceding 12 months is permitted. For WMC Select, not more than three 30-day delinquencies during the preceding 12 months, and no 60-day delinquencies during the preceding 12 months for a mortgage loan with a LTV of 85% or greater.

    Consumer credit history: Minimum Credit Score of 550 (500 for WMC Select), minimum 2 year credit history with activity on at least one trade account in the last 12 months.

    Liens/charge-offs: If any individual derogatory credit item, judgment, or state and federal lien is over $5,000, including collections and charge-offs, and is dated within the 12 months prior to the date that the credit report is pulled, such item, judgment or lien must be paid (or $10,000 with a Credit Score of 660 or above). All adverse items on title must be paid at or prior to closing.

    Bankruptcy: Permitted if discharged 18 months or more prior to loan application.

    NODs/foreclosures: Permitted if cured or discharged 18 months or more prior to application.

    Maximum LTV:
    ------------

        o 90% (85% for WMC Select) for Full Documentation, Full-Alternative Documentation, and Limited Documentation (owner-occupied mortgaged property);

        o 80% (85% for WMC Select) for Lite Documentation (owner-occupied mortgaged property);

        o 75% (70% for WMC Select also) for Stated Income Documentation (Self-Employed) (owner-occupied mortgaged property);

        o   75% (75% for WMC Select also) for Full Documentation,
            Full-Alternative Documentation and Limited Documentation (non-owner-occupied mortgaged property);

        o 70% (75% for WMC Select) for Lite Documentation (non-owner-occupied mortgaged property); and

        o 65% for Stated Income Documentation and Stated Income/Verified Assets (Streamlined) Documentation (non-owner-occupied mortgaged property).

        o WMC Select is not available for non-owner-occupied mortgaged properties under the Stated Income Documentation program.

    Maximum debt ratio: Limited to 55% for all documentation types except Stated Income Documentation, which is limited to 50%.

    Risk Category "B".

    Maximum loan amount:
    --------------------

        o $500,000 for Full Documentation and Full-Alternative Documentation (owner-occupied mortgaged property);

        o $375,000 ($500,000 for WMC Select) for Limited Documentation (owner-occupied mortgaged property);

        o $350,000 ($500,000 for WMC Select) for Lite Documentation (owner-occupied mortgaged property);

        o $335,000 ($500,000 for WMC Select) for Stated Income Documentation (Self-Employed) (owner-occupied mortgaged property);

        o $275,000 for Full Documentation and Full-Alternative Documentation (non-owner-occupied mortgaged property);

        o $225,000 for Limited Documentation (non-owner-occupied mortgaged property); and

        o $200,000 for Lite Documentation and Stated Income Documentation (Self-Employed) (non-owner-occupied mortgaged property).

        o Stated Income Documentation (Wage Earner) is not permitted for owner or non-owner-occupied mortgaged property.

        o WMC Select is not available for non-owner-occupied mortgaged properties under any documentation program.

    Mortgage payment history: One 60-day delinquency during the preceding 12 months. For WMC Select, not more than four 30-day delinquencies during the preceding 12 months, and one 60-day delinquency during the preceding 12 months.

    Consumer credit history: Minimum Credit Score of 500 with a minimum credit history of 2 years and minimum of one reported trade account with activity in last 12 months (minimum score of 520 required for LTVs of 85%). For WMC Select, the borrower must have a minimum Credit Score of 520 with a minimum credit history of 2 years and a minimum of one reported trade account with activity in last 12 months.

    Liens/charge-offs: If any individual derogatory credit item, judgment, or state and federal lien is over $5,000, including collections and charge-offs, and is dated within the 12 months prior to the date that the credit report is pulled, such item, judgment or lien must be paid (or $10,000 with a Credit Score of 660 or above). All adverse items on title must be paid at or prior to closing.

    Bankruptcy: Permitted if discharged 12 months or more prior to loan application.

    NODs/foreclosures: Permitted if cured or discharged 12 months or more prior to loan application.

    Maximum LTV:
    ------------

        o   80% (80% for WMC Select also) for Full Documentation,
            Full-Alternative Documentation and Limited Documentation (85% maximum LTV if the borrower has no 60-day late payments on a mortgage loan in the preceding 12 months and a minimum Credit Score of 520) (owner-occupied mortgaged property);

        o 80% (80% for WMC Select also) for Lite Documentation (owner-occupied mortgaged property);

        o 75% (70% for WMC Select) for Stated Income Documentation (Self-Employed) only (owner-occupied mortgaged property);

        o 70% for Full Documentation, Full-Alternative Documentation and Limited Documentation (non-owner-occupied mortgaged property); and

        o   65% for Lite Documentation (non-owner-occupied mortgaged property).

        o Stated Income Documentation (Self-Employed) and Stated Income Documentation (Wage Earner) are not available on non-owner-occupied mortgaged property.

        o WMC Select is not available for non-owner-occupied mortgaged properties under any documentation program.

    Maximum debt ratio: Limited to 55% for all documentation types except Stated Income Documentation, which is limited to 50%.

    Risk Category "C".

    Maximum Loan Amount:
    --------------------

        o $500,000 ($350,000 for WMC Select) for Full Documentation and Full-Alternative Documentation (owner-occupied mortgaged property);

        o $335,000 ($350,000 for WMC Select) for Limited Documentation, Lite Documentation and Stated Income Documentation (Self-Employed) (owner-occupied mortgaged property);

        o $250,000 for Full Documentation and Full-Alternative Documentation (non-owner-occupied mortgaged property); and

        o $200,000 for Limited Documentation and Lite Documentation (non-owner-occupied mortgaged property).

        o No Stated Income Documentation (Wage Earner) or Stated Income/Verified Assets (Streamlined) Documentation program is available for non-owner-occupied mortgaged property.

    Mortgage payment history: No more than two 60-day delinquencies and one 90-day delinquency are allowed in the preceding 12 months (rolling 30-day lates are accepted). For WMC Select, not more than two 60-day delinquencies during the preceding 12 months or one 90-day delinquency are allowed in the preceding 12 months.

    Consumer credit history: Minimum Credit Score of 500 with 2 year credit history and one reported trade account with activity in the last 12 months.

    Liens/charge-offs: If any individual derogatory credit item, judgment, or state and federal lien is over $5,000, including collections and charge-offs, and is dated within the 12 months prior to the date that the credit report is pulled, such item, judgment or lien must be paid (or $10,000 with a Credit Score of 660 or above). All adverse items on title must be paid at or prior to closing.

    Bankruptcy: Permitted if discharged 12 months or more prior to loan application.

    NODs/foreclosures: Permitted if discharged or cured 12 months or more prior to loan application.

    Maximum LTV:
    ------------

        o 85% (80% for WMC Select) for Full Documentation, Full-Alternative Documentation and Limited Documentation (80% maximum LTV if the borrower has no 90-day late payments and no more than two 60-day late payments on a mortgage loan in the preceding 12 months) (owner-occupied mortgaged property);

        o 80% (80% for WMC Select also) for Lite Documentation (owner-occupied mortgaged property),

        o 75% (70% for WMC Select) for Stated Income Documentation (Self-Employed) (owner-occupied mortgaged property);

        o 70% for Full Documentation, Full-Alternative Documentation and Limited Documentation (non-owner-occupied mortgaged property); and

        o   60% for Lite Documentation (non-owner-occupied mortgaged property).

        o No Stated Income Documentation (Wage Earner) or Stated Income/Verified Assets (Streamlined) Documentation program is available for non-owner-occupied mortgaged property.

        o WMC Select is not available for non-owner-occupied mortgaged properties under any documentation program.

    Maximum debt ratio: Limited to 55% for all documentation types except Stated Income Documentation, which is limited to 50%.

    The Underwriting Guidelines described above are a general summary of WMC's underwriting guidelines during the period specified and do not purport to be a complete description of the underwriting standards of WMC.

           THE MASTER SERVICER, SECURITIES ADMINISTRATOR AND CUSTODIAN

    Wells Fargo Bank, N.A. ("Wells Fargo Bank") will act as master servicer (in such capacity, the "Master Servicer"), securities administrator (in such capacity, the "Securities Administrator") and custodian (in such capacity, the "Custodian") under the Pooling and Servicing Agreement. Wells Fargo Bank is a national banking association and a wholly-owned subsidiary of Wells Fargo & Company. A diversified financial services company with approximately $540 billion in assets and 158,000 employees as of June 30, 2007, Wells Fargo & Company is a U.S. bank holding company, providing banking, insurance, trust, mortgage and consumer finance services throughout the United States and internationally. Wells Fargo Bank provides retail and commercial banking services and corporate trust, custody, securities lending, securities transfer, cash management, investment management and other financial and fiduciary services. The Depositor, the Sponsor, the Servicer and the Trustee may maintain banking and other commercial relationships with Wells Fargo Bank and its affiliates. Wells Fargo Bank maintains principal corporate trust offices located at 9062 Old Annapolis Road, Columbia, Maryland 21045-1951 (among other locations), and its office for certificate transfer services is located at Sixth Street and Marquette Avenue, Minneapolis, Minnesota 55479.

    As Master Servicer, Wells Fargo Bank is responsible for the aggregation of monthly servicer reports and remittances and for the oversight of the performance of the Servicer under the terms of the Pooling and Servicing Agreement. In particular, the Master Servicer independently calculates monthly loan balances based on servicer data, compares its results to servicer loan-level reports and reconciles any discrepancies with the Servicer. The Master Servicer also reviews the servicing of defaulted loans for compliance with the terms of the Pooling and Servicing Agreement. In addition, upon the occurrence of certain servicer events of default under the terms of the Pooling and Servicing Agreement, the Master Servicer may be required to enforce certain remedies on behalf of the Trust against such defaulting servicer. Wells Fargo Bank has been engaged in the business of master servicing since June 30, 1995. As of June 30, 2007, Wells Fargo Bank was acting as master servicer for approximately 1,646 series of residential mortgage-backed securities with an aggregate outstanding principal balance of approximately $846,202,000,000.

    Under the terms of the Pooling and Servicing Agreement, Wells Fargo Bank is also responsible for securities administration, which includes pool performance calculations, distribution calculations and the preparation of monthly distribution reports. As Securities Administrator, Wells Fargo Bank is responsible for the preparation and filing of all REMIC tax returns on behalf of the Trust REMICs and the preparation of monthly reports on Form 10-D, certain current reports on Form 8-K and annual reports on Form 10-K that are required to be filed with the Securities and Exchange Commission on behalf of the Trust. Wells Fargo Bank has been engaged in the business of securities administration since June 30, 1995. As of June 30, 2007, Wells Fargo Bank was acting as securities administrator with respect to more than $1,112,082,000,000 of outstanding residential mortgage-backed securities.

    Wells Fargo Bank's assessment of compliance with applicable servicing criteria relating to its provision of master servicing, trustee, securities administration and paying agent services for the twelve months ended December 31, 2006, furnished pursuant to Item 1122 of Regulation AB, discloses that it was not in compliance with the 1122(d)(3)(i) servicing criteria during that reporting period. The assessment of compliance indicates that certain monthly investor or remittance reports included errors in the calculation and/or the reporting of delinquencies for the related pool assets, which errors may or may not have been material, and that all such errors were the result of data processing errors and/or the mistaken interpretation of data provided by other parties participating in the servicing function. The assessment further states that all necessary adjustments to Wells Fargo Bank's data processing systems and/or interpretive clarifications have been made to correct those errors and to remedy related procedures.

    Wells Fargo Bank is acting as Custodian of the mortgage loan files pursuant to the Pooling and Servicing Agreement. In that capacity, Wells Fargo Bank is responsible to hold and safeguard the Mortgage Notes and other contents of the mortgage files on behalf of the Trustee and the certificateholders. Wells Fargo Bank maintains each mortgage loan file in a separate file folder marked with a unique bar code to assure loan-level file integrity and to assist in inventory management. Files are segregated by transaction or investor. Wells Fargo Bank has been engaged in the mortgage document custody business for more than 25 years. Wells Fargo Bank maintains document custody facilities in its Minneapolis, Minnesota headquarters and in three regional offices located in Richfield, Minnesota, Irvine, California, and Salt Lake City, Utah. As of June 30, 2007, Wells Fargo Bank maintains mortgage custody vaults in each of those locations with an aggregate capacity of over eleven million files.

    Wells Fargo Bank, N.A. serves or may have served within the past two years as loan file custodian for various mortgage loans owned by the Sponsor or an affiliate of the Sponsor and anticipates that one or more of those mortgage loans may be included in the Trust. The terms of any custodial agreement under which those services are provided by Wells Fargo Bank, N.A. are customary for the mortgage-backed securitization industry and provide for the delivery, receipt, review and safekeeping of mortgage loan files.

                                  THE SERVICER

General

    Saxon Mortgage Services, Inc. (the "Servicer" or "Saxon"), provided the information set forth in the following paragraphs.

    History

    Saxon, a Texas corporation, is an indirect subsidiary of Saxon Capital, Inc., which itself is an indirect subsidiary of Morgan Stanley. Saxon began its mortgage loan servicing operations in 1960 under the name Cram Mortgage Service, Inc., changed its name in September 1994 to Meritech Mortgage Services, Inc., and changed its name to

Saxon Mortgage Services Inc. in April 2002. Saxon services mortgage loans for its affiliates as well as other non-affiliated lenders and investors.

Experience and Procedures

    In 2001, Saxon began acquiring servicing from third parties in addition to servicing the mortgage loans of affiliates. Currently a substantial majority of the loans in Saxon's servicing portfolio are serviced for third parties. Of over 120 securitizations Saxon services, 29 were issued by an affiliate of Saxon and the rest were issued by third party issuers. On November 1, 2007, Saxon purchased the servicing rights for certain mortgage loans from a third party, the majority of which are related to 22 securitizations issued by such third party. The total unpaid principal balance of mortgage loans that are expected to be added to Saxon's servicing portfolio through this purchase is approximately $13.7 billion. At this time, substantially all of Saxon's servicing portfolio consists of sub-prime mortgage loans, comprised of fixed rate and adjustable rate, first- and second-lien conventional mortgage loans. Saxon's servicing platform, MortgageServ, is able to service virtually any type of mortgage loan product. Saxon has serviced interest-only products for two years, in 2005 started servicing mortgage loans with amortization periods of up to forty years, and in 2006 started servicing mortgage loans with amortization periods of up to fifty years.

    Saxon services all mortgage loans according to its life of loan credit risk management strategy which was developed substantially for the servicing of sub-prime mortgage loans. The risk of delinquency and loss associated with sub-prime mortgage loans requires active communication with borrowers. Beginning with an introductory call made as soon as the loans are activated on Saxon's servicing system, Saxon attempts to establish a consistent payment relationship with the borrower. In addition, Saxon's call center uses a predictive dialer to create calling campaigns for delinquent loans based upon the borrower's historical payment patterns and the borrower's risk profile. Saxon's representatives have technology available to enhance service and delinquency management. Contact with borrowers is tailored to reflect the borrower's payment habit, loan risk profile, and loan status. Borrower contact is initiated through outbound telephone campaigns, monthly billing statements, and direct mail. Saxon's website provides borrowers with access to account information and online payment alternatives. Mortgage loan documents and financial guides offering alternatives to foreclosure are available on the website. Saxon Call Center representatives are blended agents with customer focused collections skill sets.

    Saxon's goal is to provide the most efficient and economical solutions. Outsourcing of appropriate servicing functions has allowed Saxon to maintain a high quality of performance at reduced costs while allowing Saxon to focus its expertise on managing the outsourced service providers. In the past, Saxon has successfully outsourced areas including tax, insurance, foreclosure and bankruptcy processing and tracking. In 2004, Saxon outsourced the document management area, resulting in faster imaging of mortgage loan documents with lower document exception rates.

    Between the 35th and 48th day of delinquency, the borrower receives a demand notice depending on the risk and the early indicator score of the mortgage loan. If required by applicable law, 30 days or more is allowed to cure the default before the account is referred to foreclosure. The Call Center continues active collection campaigns and may offer the borrower relief through an informal repayment arrangement designed to resolve the delinquency in ninety days or less.

    Accounts moving from 30 days delinquent to 60 or more days delinquent are transferred to the Loss Mitigation Department, which is supported by the predictive dialer, as well as the MortgageServ system. The Loss Mitigation Department continues to actively attempt to resolve the delinquency while Saxon's Foreclosure Department refers the file to local counsel to begin the foreclosure process.

    The MortgageServ system is Saxon's core servicing platform. It provides all the mortgage loan level detail and interacts with all of Saxon's supplemental applications such as the dialer, pay-by-phone and website.

    Delinquent accounts not resolved through collection and loss mitigation activities are foreclosed in accordance with state and local laws. Foreclosure timelines are managed through an outsourcing relationship that uploads data into the MortgageServ system. The MortgageServ system schedules key dates throughout the foreclosure process, enhancing the outsourcer's ability to monitor and manage foreclosure counsel. Properties acquired through foreclosure are transferred to the REO Department to manage eviction and marketing of the properties.

    Once REO properties are vacant, they are listed with one of three national asset management firms that develop a marketing strategy designed to ensure the highest net recovery upon liquidation. The REO Department monitors these asset managers. Property listings are reviewed monthly to ensure the properties are properly maintained and actively marketed.

    Saxon services nine securitizations for which servicer events of default have occurred. Eight were triggered by delinquency levels, and one was triggered by the cumulative loss level. Each of these securitizations was issued in or prior to 2001. Saxon has never been removed as servicer and has not failed to comply with servicing criteria in any servicing agreements other than as set forth herein. In addition to the nine securitizations above, Saxon services another three securitizations issued before 2001, two of which have more than one servicer, in which performance triggers have occurred due to delinquency levels. Typically, this results in a re-direction of bond principal payments to the most senior classes. Saxon has not failed to make required advances with respect to any securitizations for which it is servicer.

    Saxon's assessment of compliance with applicable servicing criteria discloses that it was not in compliance with Items 1122(d)(4)(i) and 1122(d)(1)(ii) of Regulation AB due to the failure to send certain lien releases to consumers or to the recording jurisdiction, as appropriate, within the timeframes required by Saxon's guidelines or due to an error in Saxon's guidelines regarding the required means of delivery of lien releases. The assessment of compliance indicates that delays in timeliness were caused by the failure of Saxon's vendor's database to upload data regarding payments-in-full provided by Saxon in order to produce lien releases in a timely manner. Saxon has taken remedial actions to remedy the exceptions, to prevent exceptions going forward, and to remedy applicable procedures.

    In addition, the assessment of compliance with applicable servicing criteria performed by a servicing function participant contracted by Saxon reflects that it was not in compliance with Item 1122(d)(4)(xi) of Regulation AB due to one payment having been made after the expiration date of the insurance policy, based on a sample of loans reviewed for purposes of such assessment. Based on discussions Saxon has had with this servicing function participant, Saxon believes that the servicing function participant has taken actions designed to remedy the procedures that led to this compliance exception.

Size, Composition and Growth of Saxon's Portfolio of Serviced Assets

    Currently, substantially all of Saxon's servicing portfolio consists of non-prime mortgage loans, represented by fixed rate and adjustable rate, first- and second-lien conventional mortgage loans. The following table reflects the size and composition of Saxon's affiliate-owned and third party servicing portfolio as of the end of each indicated period.

Saxon's Portfolio of Mortgage Loans

                         Unpaid Principal Balance as of:
                         (Dollar Amounts, in thousands)

                       May 31, 2007   February 28, 2007   December 31, 2005    December 31, 2004    December 31, 2003
                       ------------   -----------------   -----------------    -----------------    -----------------
Saxon Affiliate(1) ..   $ 7,227,617      $ 7,150,070         $ 6,394,873          $ 5,950,965          $4,665,770
Third Party .........    30,890,977       22,169,173          18,365,897           14,214,977           5,233,753
                        -----------      -----------         -----------          -----------          ----------
Total ...............   $38,118,594      $29,319,243         $24,760,770          $20,165,942          $9,899,523
                        ===========      ===========         ===========          ===========          ==========

Saxon Rating Information

    Saxon's residential sub-prime servicing operations are currently rated as "Above Average" by S&P. Fitch has rated Saxon "RPS2+" as a primary servicer of residential Alt-A and sub-prime products. Moody's Investors

------------------------------
(1) Saxon Affiliate includes securitizations in which Saxon Asset Securities Company is the depositor and servicing of mortgage loans originated or purchased by Saxon Mortgage, Inc. and Saxon Funding Management LLC.

Service, Inc. has rated Saxon "SQ2+" as a primary servicer of residential sub-prime mortgage loans. Saxon is an approved Freddie Mac and Fannie Mae servicer.

No Material Changes to Servicer Policies and Procedures

    There have been no material changes in Saxon's servicing policies and procedures during the past three years.

                                   THE SPONSOR

    The Sponsor, Bank of America, National Association ("Bank of America") is an indirect wholly-owned subsidiary of Bank of America Corporation.

    See "The Pooling and Servicing Agreement" in this free writing prospectus for more information regarding the Sponsor's material roles and duties in this transaction and "The Sponsor" in the prospectus for more information about the Sponsor and its securitization programs.

                             STATIC POOL INFORMATION

    Information concerning the Sponsor's prior residential mortgage loan securitizations involving sub-prime mortgage loans issued by the Depositor is available on the internet at http://www.bofa.com/abfc. These prior transactions include, among other transactions, prior securitizations of the Sponsor involving mortgage loans originated by WMC Mortgage Corp. (see, in particular, the securitizations with the "WMC" series designation). The website will also provide information about certain prior securitized pools of sub-prime mortgage loans originated by WMC Mortgage Corp.

    Without charge or registration, investors can view on this website the following information for each of those securitizations:

    o   summary initial pool information; and

    o delinquency, cumulative loss, and prepayment information as of each distribution date for the five years preceding the date of first use of this free writing prospectus with respect to the Sponsor's prior securitized pools of sub-prime mortgage loans, and delinquency, cumulative loss, and prepayment information as of each distribution date with respect to prior securitized pools of sub-prime mortgage loans originated by WMC Mortgage Corp.

    In the event any changes or updates are made to the information regarding these securitizations available on the Sponsor's website, the Depositor will provide a copy of the original information upon request to any person who writes or calls the Depositor at 214 North Tryon Street, Charlotte, North Carolina 28255, (704) 683-4190, Attention: Luna Nguyen.

    The static pool data available on the Sponsor's website relating to any mortgage loan securitizations issued prior to January 1, 2006 is not deemed to be part of this free writing prospectus, the prospectus or the Depositor's registration statement.

    This static pool data may have been influenced in the past by factors beyond the Sponsor's control, such as unusually robust housing prices, low interest rates and changes in product type. Therefore, the performance of prior residential mortgage loan securitizations may not be indicative of the future performance of the Mortgage Loans.

                                  THE DEPOSITOR

    Asset Backed Funding Corporation is a direct wholly-owned subsidiary of Banc of America Mortgage Capital Corporation and was incorporated in the State of Delaware on July 23, 1997. It is not expected that the Depositor will have any business operations other than offering mortgage pass-through certificates and related activities. The

Depositor will have limited obligations and rights under the Pooling and Servicing Agreement after the Closing Date.

    The Depositor maintains its principal executive office at 214 North Tryon Street, Charlotte, North Carolina 28255. Its telephone number is (704) 386-2400.

                               THE ISSUING ENTITY

    The Issuing Entity will be a New York common law trust (the "Trust") formed on the Closing Date pursuant to the Pooling and Servicing Agreement. The Mortgage Loans will be deposited by the Depositor into the Trust under the Pooling and Servicing Agreement as described under "The Pooling and Servicing Agreement--Assignment of the Mortgage Loans" in this free writing prospectus. The Trust will have no officers or directors and no activities or continuing duties other than to hold the assets underlying the Certificates and to issue the Certificates. The fiscal year end of the Trust will be December 31 of each year.

    The Trust will be administered by the Securities Administrator and the Trustee pursuant to the terms of the Pooling and Servicing Agreement as described under "The Trustee," "The Master Servicer, Securities Administrator and Custodian" and "The Pooling and Servicing Agreement" in this free writing prospectus and under "Description of the Agreements--Material Terms of the Pooling and Servicing Agreements and Underlying Servicing Agreements" in the prospectus. The Trustee, on behalf of the Trust, is only permitted to take the actions specifically provided in the Pooling and Servicing Agreement prior to an Event of Default. After an Event of Default, the Trustee will take such actions as a prudent person would be required to take under the same circumstances. Under the Pooling and Servicing Agreement, the Trustee on behalf of the Trust will not have the power to issue additional certificates representing interests in the Trust, borrow money on behalf of the Trust or make loans from the assets of the Trust to any person or entity.

    The Issuing Entity, as a common law trust, may not be eligible to be a debtor in a bankruptcy proceeding, unless it can be characterized as a "business trust" for purposes of the federal bankruptcy laws. Bankruptcy courts consider various factors in making a determination as to whether an entity is a business trust, therefore it is not possible to predict with any certainty whether or not the Issuing Entity would be considered a "business trust." In the event of the insolvency or bankruptcy of the Sponsor, the Depositor or any other party to the transaction, it is not anticipated that the trust fund would become a part of the bankruptcy estate or subject to the bankruptcy control of a third party. See "Risk Factors-- Special Powers of the FDIC in the Event of Insolvency of Bank of America, National Association, as Sponsor, Could Delay or Reduce Distributions on the Securities" and "--Insolvency of the Depositor May Delay or Reduce Collections on Assets" in the prospectus.

                                   THE TRUSTEE

    U.S. Bank National Association ("U.S. Bank") will act as Trustee under the Pooling and Servicing Agreement. U.S. Bank is a national banking association and a wholly-owned subsidiary of U.S. Bancorp, which is currently ranked as the sixth largest bank holding company in the United States with total assets exceeding $223 billion as of June 30, 2007. As of June 30, 2007, U.S. Bancorp served approximately 14.2 million customers, operated 2,499 branch offices in 24 states and had over 50,000 employees. A network of specialized U.S. Bancorp offices across the nation, inside and outside its 24-state footprint, provides a comprehensive line of banking, brokerage, insurance, investment, mortgage, trust and payment services products to consumers, businesses, governments and institutions.

    U.S. Bank has one of the largest corporate trust businesses in the country with offices in 46 U.S. cities. The Pooling and Servicing Agreement will be administered from U.S. Bank's corporate trust office located at 209 South LaSalle Street, Suite 300, Chicago, Illinois 60604.

    U.S. Bank has provided corporate trust services since 1924. As of June 30, 2007, U.S. Bank was acting as trustee with respect to over 85,000 issuances of securities with an aggregate outstanding principal balance of over $2.3 trillion. This portfolio includes corporate and municipal bonds, mortgage-backed and asset-backed securities and collateralized debt obligations.

    As of June 30, 2007, U.S. Bank (and its affiliate U.S. Bank Trust National Association) was acting as trustee on 748 issuances of sub-prime mortgage-backed securities with an outstanding aggregate principal balance of approximately $249,034,000,000.

    The Trustee will perform administrative functions on behalf of the Trust and for the benefit of the certificateholders pursuant to the terms of the Pooling and Servicing Agreement. The Trustee's duties are limited solely to its express obligations under the Pooling and Servicing Agreement which generally include:
(i) reviewing resolutions, certificates, statements, opinions, reports, documents, orders or other instruments; (ii) appointing any co-trustee or separate trustee; (iii) executing and delivering to the Servicer any request for reconveyance, deed of reconveyance or release or satisfaction of mortgage or such instrument releasing the lien of the mortgage (as furnished by the Servicer); (iv) terminating any custodian; (v) providing any notifications of default; (vi) waiving any permitted defaults; and (vii) all other administrative functions as set forth under the Pooling and Servicing Agreement.

    The Trustee may appoint one or more co-trustees if necessary to comply with the fiduciary requirements imposed by any jurisdiction in which a Mortgaged Property is located. In the case of any appointment of a co-trustee, all rights, powers, duties and obligations conferred or imposed upon the Trustee will be conferred or imposed upon and exercised or performed by the Trustee and the co-trustee jointly, unless the law of a jurisdiction prohibits the Trustee from performing its duties under the Pooling and Servicing Agreement, in which event such rights, powers, duties and obligations (including the holding of title to the Trust or any portion of the Trust in any such jurisdiction) shall be exercised and performed by the co-trustee at the direction of the Trustee.

    See "Description of the Agreements--Material Terms of the Pooling and Servicing Agreements and Underlying Servicing Agreements" in the prospectus for more information about the Trustee and its obligations under the Pooling and Servicing Agreement.

                                THE SWAP PROVIDER

    Credit Suisse International ("CSi") was incorporated in England and Wales under the Companies Act 1985 on May 9, 1990 with registered no. 2500199 and was re-registered as unlimited under the name "Credit Suisse Financial Products" on July 6, 1990. Its registered office and principal place of business is at One Cabot Square, London E14 4QJ. CSi is an English bank and is regulated as a European Union credit institution by The Financial Services Authority ("FSA") under the Financial Services and Markets Act 2000. The FSA has issued a scope of permission notice authorizing CSi to carry out specified regulated investment activities. Effective as of March 27, 2000, Credit Suisse Financial Products was renamed "Credit Suisse First Boston International" and, effective as of January 16, 2006, was renamed "Credit Suisse International". These changes were renamings only.

    CSi is an unlimited liability company and, as such, its shareholders have a joint, several and unlimited obligation to meet any insufficiency in the assets of CSi in the event of its liquidation. CSi's ordinary voting shares are owned, as to 56%, by Credit Suisse, as to 24%, by Credit Suisse (International) Holding AG and, as to 20%, by Credit Suisse Group. CSi commenced business on July 16, 1990. Its principal business is banking, including the trading of derivative products linked to interest rates, equities, foreign exchange, commodities and credit.

    CSi has been assigned a senior unsecured debt rating of "AA- (positive outlook)" by S&P, a senior debt rating of "Aa1 (stable outlook)" by Moody's Investors Service, Inc. and a long-term rating of "AA- (stable outlook)" by Fitch Ratings.

                             THE CREDIT RISK MANAGER

    Clayton Fixed Income Services Inc., a Colorado corporation, will act as the Credit Risk Manager. In 1997, the Credit Risk Manager created the business of independent, third-party transaction oversight for the fixed income industry. The Credit Risk Manager's credit risk management portfolio consists of more than $1 trillion in original principal balance across more than 400 MBS transactions of various collateral types, including prime, Alt-A, subprime, scratch and dent, manufactured housing, and HELOCs. The Credit Risk Manager's credit risk management process enhances transaction performance through loan-level exception management and transaction oversight.

    The Credit Risk Manager will not be responsible for performing any servicing or administrative functions with respect to the Mortgage Loans, but rather will perform certain advisory functions in accordance with the provisions of the credit risk management agreement with the Servicer. These oversight functions are provided on an exception management basis and aim to identify and monitor problems in the areas of underwriting, collateral, reporting, and servicing of the Mortgage Loans, and may include the monitoring and/or making of recommendations to the Servicer regarding certain Mortgage Loans. The Credit Risk Manager's advice is made in the form of recommendation only, and the Credit Risk Manager does not have the right to direct the Servicer to take any specific course of action. The Servicer may accept or reject a recommendation of the Credit Risk Manager, in its sole discretion.

    The Credit Risk Manager will enter into a consulting agreement, dated as of the Closing Date, with the Depositor to provide such consulting and advisory services, including monthly prepayment analysis, mortgage insurance claims analysis, realized loss analysis, delinquency review, bankruptcy, repayment, REO and foreclosure analysis, delinquency trends, and periodic servicer reviews.

    The Credit Risk Manager will enter into a credit risk management agreement, dated as of the Closing Date, with the Servicer. The credit risk management agreement requires the Servicer to provide the Credit Risk Manager certain information on the Mortgage Loans and/or access to its servicing personnel.

    The Credit Risk Manager will be entitled to receive the Credit Risk Manager Fee until the termination of the Trust or until its removal by a vote of at least 66-2/3% of the Certificateholders by Voting Rights.

                       THE POOLING AND SERVICING AGREEMENT

General

    The Certificates will be issued pursuant to the Pooling and Servicing Agreement, dated as of October 1, 2007 (the "Pooling and Servicing Agreement"), among the Depositor, the Master Servicer, the Servicer, the Securities Administrator and the Trustee. The "Trust Fund" created under the Pooling and Servicing Agreement will consist of (i) all of the Depositor's right, title and interest in the Mortgage Loans, the related mortgage notes, mortgages and other related documents, (ii) all payments on or collections in respect of the Mortgage Loans due after the Cut-off Date, together with any proceeds thereof,
(iii) any Mortgaged Properties acquired on behalf of certificateholders by foreclosure or by deed in lieu of foreclosure, and any revenues received thereon, (iv) the Cap Carryover Reserve Account, (v) the Swap Account, (vi) the right to any Net Swap Payment and any Swap Termination Payment made by the Swap Provider and deposited into the Swap Account, (vii) the rights of the Trustee under all insurance policies required to be maintained pursuant to the Pooling and Servicing Agreement, (viii) the rights of the Trust under the Interest Rate Swap Agreement and (ix) the rights of the Depositor under the WMC Mortgage Loan Purchase Agreement and the Mortgage Loan Purchase Agreement. The Offered Certificates will be transferable and exchangeable at the corporate trust office of the Securities Administrator. The prospectus contains important additional information regarding the terms and conditions of the Pooling and Servicing Agreement.

Assignment of the Mortgage Loans

    On the Closing Date, the Depositor will transfer to the Trust Fund all of its right, title and interest in and to each Mortgage Loan, the related mortgage notes, mortgages and other related documents (to the extent required to be delivered to the Sponsor under the WMC Mortgage Loan Purchase Agreement, collectively, the "Related Documents"), including all scheduled payments with respect to each such Mortgage Loan due after the Cut-off Date. The Securities Administrator, concurrently with such transfer, will deliver the Certificates to the Depositor. Each Mortgage Loan transferred to the Trust Fund will be identified on a schedule (the "Mortgage Loan Schedule") delivered to the Securities Administrator, the Trustee, the Master Servicer and the Custodian pursuant to the Pooling and Servicing Agreement. The Mortgage Loan Schedule will include information such as the Principal Balance of each Mortgage Loan as of the Cut-off Date, its Mortgage Interest Rate as well as other information.

    The Pooling and Servicing Agreement will require that, within the time period specified therein, the Depositor will deliver or cause to be delivered to the Custodian as the Trustee's agent on behalf of the certificateholders, the mortgage notes endorsed in blank and the Related Documents. In lieu of delivery of original mortgages or mortgage notes, if such original is not available or is lost, the Depositor may deliver or cause to be delivered true and correct copies thereof, or, with respect to a lost mortgage note, a lost note affidavit executed by the Sponsor or the Originator.

    Unless otherwise required by a Rating Agency, assignments of the Mortgage Loans to the Trustee (or its nominee) will not be recorded in any jurisdiction, but will be delivered to the Custodian as the Trustee's agent on behalf of the certificateholders in recordable form, so that they can be recorded in the event recordation is necessary in connection with the servicing of a Mortgage Loan. In addition, assignments of the Mortgage Loans will not be recorded with respect to any Mortgage that has been recorded in the name of Mortgage Electronic Registration Systems, Inc. ("MERS") or its designee. With respect to any Mortgage that has been recorded in the name of MERS or its designee, no mortgage assignment in favor of the Trustee (or its nominee) will be required to be prepared or delivered. Instead, the Servicer will be required to take all actions as are necessary to cause the Trust to be shown as the owner of the related Mortgage Loan on the records of MERS for purposes of the system of recording transfers of beneficial ownerships of mortgages maintained by MERS.

Repurchase or Substitution of Mortgage Loans

    Within 60 days following the Closing Date, the Custodian will review the Mortgage Loans and the Related Documents pursuant to the Pooling and Servicing Agreement to determine if the Related Documents are in its possession, have not been mutilated, damaged or torn, relate to such Mortgage Loans and that certain information set forth in the Mortgage Loan Schedule (such as balance and loan identification number) accurately reflects information set forth in the mortgage file, and if any Mortgage Loan or Related Document is found not to conform to this review criteria and such defect has a material and adverse effect on the certificateholders and is not cured within 120 days following notification thereof to the Sponsor (or within 90 days of the earlier of the Sponsor's discovery or receipt of notification if such defect would cause the Mortgage Loan not to be a "qualified mortgage" for REMIC purposes), the Sponsor will be obligated to either (i) substitute for that Mortgage Loan an Eligible Substitute Mortgage Loan; provided, however, such substitution is permitted only within two years of the Closing Date and may not be made unless an opinion of counsel is provided to the effect that such substitution will not disqualify any of the REMICs comprising the Trust Fund as a REMIC or result in a prohibited transaction tax under the Code or (ii) purchase such Mortgage Loan at a price (the "Purchase Price") equal to the outstanding Principal Balance of such Mortgage Loan as of the date of purchase, plus all accrued and unpaid interest thereon from the last payment made by the Mortgagor as to which interest was covered, computed at the Mortgage Interest Rate through the end of the calendar month in which the purchase is effected, plus the amount of any unpaid servicing fees (without duplication) and unreimbursed Advances and Servicing Advances made by the Servicer. If, however, a Mortgage Loan is discovered to be defective in a manner that would cause it to be a "defective obligation" within the meaning of Treasury regulations relating to REMICs, the Sponsor will be obligated to cure the defect or make the required purchase or substitution no later than 90 days after the earlier of its discovery or receipt of notification of the defect. The Purchase Price will be deposited in the Collection Account on or prior to the next succeeding Determination Date after such obligation arises. The obligation of the Sponsor to repurchase or substitute for a Defective Mortgage Loan is the sole remedy regarding any defects in the Mortgage Loans and Related Documents available to the Trustee or the certificateholders.

    In connection with the substitution of an Eligible Substitute Mortgage Loan, the Sponsor will be required to deposit in the Collection Account on or prior to the next succeeding Determination Date after such obligation arises an amount (the "Substitution Adjustment") equal to the excess of the Purchase Price of the related Defective Mortgage Loan over the Principal Balance (plus one month's interest on such balance) of such Eligible Substitute Mortgage Loan.

    An "Eligible Substitute Mortgage Loan" is a mortgage loan substituted by the Sponsor for a Defective Mortgage Loan which must, on the date of such substitution, (i) have an outstanding Principal Balance (or in the case of a substitution of more than one Mortgage Loan for a Defective Mortgage Loan, an aggregate Principal Balance) not in excess of the Principal Balance of the Defective Mortgage Loan; (ii) be of the same type (fixed-rate or adjustable-rate) and have a Mortgage Interest Rate not less than the Mortgage Interest Rate of the Defective Mortgage Loan and not more than 2% in excess of the Mortgage Interest Rate of such Defective Mortgage Loan and, with respect to an Adjustable-Rate Mortgage Loan, have the same Index as the Defective Mortgage Loan and have a Gross Margin equal to or greater than the Defective Mortgage Loan; (iii) have a Credit Score not less than the

Defective Mortgage Loan; (iv) have a remaining term to maturity not more than one year earlier and not later than the remaining term to maturity of the Defective Mortgage Loan; (v) comply with each representation and warranty as to the Mortgage Loans set forth in the WMC Mortgage Loan Purchase Agreement and the Mortgage Loan Purchase Agreement (deemed to be made as of the date of substitution); (vi) have a prepayment charge at least equal to that prepayment charge, if any, on the Defective Mortgage Loan; and (vii) have a Loan-to-Value Ratio not greater than that of the Defective Mortgage Loan.

    Under the terms of the WMC Mortgage Loan Purchase Agreement, the Originator made certain representations and warranties regarding the Mortgage Loans as of June 29, 2007. These representations and warranties will be assigned by the Sponsor to the Depositor and by the Depositor to the Trustee for the benefit of the certificateholders. Within 60 days following its discovery or receipt of notice of a breach of any representation or warranty that materially or adversely affects the interests of certificateholders in a Mortgage Loan, the Originator will be obligated to cure such breach or purchase the affected Mortgage Loan from the Trust at a price calculated pursuant to the WMC Mortgage Loan Purchase Agreement (the "WMC Purchase Price"). To the extent the WMC Purchase Price is less than the Purchase Price, the Sponsor will remit the difference to the Trust; provided however, the Sponsor will not be required to remit such difference in the event of any default by the Originator of its obligation to purchase a Mortgage Loan.

    In addition to the foregoing, if the breach involves the Originator's representation that the Mortgage Loan complies with any and all requirements of federal, state or local law with respect to the origination of such Mortgage Loan, including, without limitation, usury, truth in lending, real estate settlement procedures, consumer credit protection, equal credit opportunity, predatory and abusive lending laws or disclosure laws applicable to the Mortgage Loans, the Originator will be obligated to reimburse the Trust for all costs or damages incurred by the Trust as a result of the violation of such representation (such amount, the "Reimbursement Amount").

    Pursuant to the terms of the Mortgage Loan Purchase Agreement, the Sponsor will make to the Depositor (and the Depositor will assign to the Trustee for the benefit of the certificateholders) only certain limited representations and warranties as of the Closing Date with respect to the Mortgage Loans such as:
(i) the accuracy of the Mortgage Loan Schedule; (ii) the payment and delinquency status of each Mortgage Loan; (iii) at the time of transfer to the Depositor, the Sponsor has transferred or assigned all of its right, title and interest in each Mortgage Loan and the Related Documents, free of any lien; (iv) each Mortgage Loan complies with any and all requirements of any federal, state or local law with respect to the origination of such Mortgage Loan including, without limitation, usury, truth in lending, real estate settlement procedures, consumer credit protection, equal credit opportunity, predatory and abusive lending laws or disclosure laws applicable to the Mortgage Loans; and (v) each Mortgaged Property securing the Mortgage Loans is in good repair and is undamaged so as not to affect adversely the value of the Mortgaged Property as security for the Mortgage Loan or the use for which the premises was intended. In the event of a breach of any such representation or warranty that does not constitute a breach of any representation or warranty made by the Originator as described above, the Sponsor will be obligated to cure such breach or purchase the affected Mortgage Loans at the Purchase Price (or substitute for such Mortgage Loan as described above). In addition to the foregoing, if a breach of the representation set forth in clause (iv) occurs, the Sponsor will be obligated to remit to the Trust any Reimbursement Amount which the Originator fails to pay.

    To the extent that any fact, condition or event with respect to a Mortgage Loan constitutes a breach of both a representation and warranty of the Originator under the WMC Mortgage Loan Purchase Agreement, and a breach of a representation and warranty of the Sponsor under the Mortgage Loan Purchase Agreement, then the only right or remedy of the Trustee or any certificateholder will be the Trustee's right to enforce the obligations of the Originator under the WMC Mortgage Loan Purchase Agreement and there will be no remedy against the Sponsor for such breaches (other than the Sponsor's obligation to remit to the Trust any excess of the Purchase Price over the WMC Purchase Price or any Reimbursement Amount which the Originator fails to pay).

    The Sponsor is selling the Mortgage Loans without recourse and will have no obligation with respect to the Offered Certificates in its capacity as seller other than the repurchase or substitution obligations with respect to its limited representations and warranties and its reimbursement obligation described above.

    Mortgage Loans required to be transferred to the Originator or the Sponsor as described in the preceding paragraphs are referred to as "Defective Mortgage Loans."

Payments on Mortgage Loans; Deposits to Collection Account and Distribution Account

    The Servicer will establish and maintain or cause to be maintained a separate trust account (the "Collection Account") for the benefit of the certificateholders. The Collection Account will be an Eligible Account (as defined below). Upon receipt by the Servicer of amounts in respect of the Mortgage Loans (excluding amounts representing the Servicing Fee or other servicing compensation, reimbursement for Advances, Servicing Advances and Capitalized Advance Amounts, insurance proceeds to be applied to the restoration or repair of a Mortgaged Property or similar items), the Servicer will be required to deposit such amounts in the Collection Account on a daily basis within three business days of receipt. Amounts so deposited may be invested in certain investments acceptable to the Rating Agencies maturing no later than one business day prior to the date on which the amount on deposit therein is required to be deposited in the Distribution Account. The Securities Administrator will establish an account (the "Distribution Account") into which the Securities Administrator will deposit, upon receipt on the Servicer Remittance Date preceding each Distribution Date, amounts withdrawn from the Collection Account and remitted to it by the Servicer for distribution to certificateholders on such Distribution Date. The Distribution Account will be an Eligible Account. Amounts on deposit in the Distribution Account may be invested in eligible investments maturing on or before the business day prior to the related Distribution Date unless invested in investments managed or advised by the Securities Administrator or an affiliate, in which case the eligible investments may mature on the related Distribution Date. The "Servicer Remittance Date" with respect to each Distribution Date will be the 21st day of the month of such Distribution Date (or if such day is a Saturday, the preceding business day, or if such day is a Sunday or otherwise not a business day, the next business day).

    An "Eligible Account" is a segregated account that is (i) an account or accounts maintained with a federal or state chartered depository institution or trust company the short-term unsecured debt obligations of which (or, in the case of a depository institution or trust company that is the principal subsidiary of a holding company, the short-term unsecured debt obligations of such holding company) are rated at least "A-2" (or the equivalent) by each of S&P and Fitch (collectively, the "Rating Agencies") at the time any amounts are held on deposit therein, (ii) a trust account or accounts maintained with the trust department of a federal or state chartered depository institution, national banking association or trust company acting in its fiduciary capacity or (iii) otherwise acceptable to each Rating Agency without reduction or withdrawal of their then current ratings of the Certificates as evidenced by a letter from each Rating Agency to the Trustee and the Securities Administrator. Eligible investments are specified in the Pooling and Servicing Agreement and are limited to investments which meet the criteria of the Rating Agencies from time to time as being consistent with their then current ratings of the Certificates.

Servicer Modifications

    Subject to the limitations set forth below and in the Pooling and Servicing Agreement, the Servicer may agree to any modification, waiver, forbearance, or amendment of any term of a Mortgage Loan if (a) in the Servicer's reasonable and prudent determination such waiver, modification, postponement or indulgence is consistent with usual standards of practice of prudent mortgage loan servicers and (b) such modification, waiver, forbearance, or amendment would not cause any REMIC to fail to qualify as a REMIC or result in the imposition of certain taxes. The Servicer may, however, only permit a modification (any such modification, a "Servicer Modification") to the terms of the Mortgage Loan to reduce its Principal Balance, permanently reduce the interest rate and/or extend its term to a term not longer than the latest maturity date of any other Mortgage Loan if (a) the Mortgage Loan is in default, or if, in the judgment of the Servicer, default is reasonably foreseeable and (b) the Servicer has reasonably determined that such modification is in the best interests of the certificateholders. A modification, will be deemed to be in the best interests of the certificateholders if the Servicer determines that such modification is reasonably likely to increase the proceeds of the related Mortgage Loan over the amount expected to be collected pursuant to foreclosure. Any principal reduction will constitute a Realized Loss at the time of the reduction. An extension of the term will not result in a Realized Loss unless coupled with a principal reduction. See "Description of the Certificates--Allocation of Losses" in this free writing prospectus.

Advances

    Subject to the following limitations, the Servicer will be obligated to advance or cause to be advanced on each Servicer Remittance Date from its own funds, or funds in the Collection Account that are not included as part of the Interest Remittance Amount or Principal Remittance Amount for such Distribution Date, or a combination of both, an amount equal to the aggregate of all payments of principal and interest, net of the Servicing Fee, that were due during the related Collection Period on the Mortgage Loans (other than Balloon Payments) and that were not received by the related Determination Date and, with respect to any Balloon Loan as to which the Balloon Payment is not made when due, an assumed monthly payment that would have been due on the related Due Date based on the original principal amortization schedule for such Balloon Loan (any such advance, an "Advance").

    Advances with respect to Mortgage Loans are required to be made only to the extent the Servicer deems them to be recoverable from related late collections, insurance proceeds, condemnation proceeds or liquidation proceeds. The purpose of making such Advances is to maintain a regular cash flow to the certificateholders, rather than to guarantee or insure against losses. The Servicer will not be required, however, to make any Advances with respect to reductions in the amount of the Monthly Payments on the Mortgage Loans due to bankruptcy proceedings or the application of the Servicemembers Civil Relief Act (the "Relief Act") or similar state or local laws. Subject to the recoverability standard above, the Servicer's obligation to make Advances as to any Mortgage Loan will continue until such Mortgage Loan is paid in full by the mortgagor, disposed of by the Trust or until the recovery of all Liquidation Proceeds thereon.

    In the course of performing its servicing obligations, the Servicer will pay all reasonable and customary "out-of-pocket" costs and expenses incurred in the performance of its servicing obligations, including, but not limited to, the cost of (i) the preservation, restoration, inspection and protection of the Mortgaged Properties, (ii) any enforcement or judicial proceedings, including foreclosures, (iii) the management and liquidation of Mortgaged Properties acquired in satisfaction of the related mortgage including reasonable fees paid to any independent contractor in connection therewith and (iv) credit counseling services (to the extent not paid by the borrower), including but not limited to counseling regarding consumer credit, money and fees in connection with any debt management and budgeting used to aid a borrower with respect to payments on a mortgage loan. Each such expenditure will constitute a "Servicing Advance."

    All Advances and Servicing Advances will be reimbursable to the Servicer from late collections, insurance proceeds, condemnation proceeds, released mortgage property proceeds, liquidation proceeds and such other amounts the Servicer may collect from the related mortgagor or otherwise relating to the Mortgage Loan in respect of which such unreimbursed amounts are owed. In addition, any Advances or Servicing Advances previously made in respect of any Mortgage Loan that the Servicer deems to be nonrecoverable from related late collections, insurance proceeds, condemnation proceeds, released mortgage property proceeds or liquidation proceeds may be reimbursed to the Servicer out of general funds in the Collection Account prior to the distributions on the Certificates. In addition, the Servicer may withdraw from the Collection Account funds that were not included in the Interest Remittance Amount or Principal Remittance Amount for the preceding Distribution Date to reimburse itself for Advances or Servicing Advances previously made; provided, however, any funds so applied will be replaced by the Servicer by deposit in the Collection Account no later than one business day prior to the Distribution Date on which such funds are required to be distributed. In the event the Servicer fails in its obligation to make any such Advance or Servicing Advance, the Master Servicer in its capacity as successor servicer, or a successor servicer appointed by the Master Servicer, will be obligated to make any such Advance or Servicing Advance, to the extent required in the Pooling and Servicing Agreement.

    In connection with a Servicer Modification, the Servicer may elect to capitalize any Advances or Servicing Advances owed to it by adding the amount of such advances to the principal balance of the related Mortgage Loan (any such amount, the "Capitalized Advance Amount"). When an Advance or a Servicing Advance becomes a Capitalized Advance Amount, the Servicer may only reimburse itself for such Capitalized Advance Amount from principal collections on the Mortgage Loans of the related loan group.

    The Pooling and Servicing Agreement may provide that the Servicer may enter into a facility with any person that provides that such person (an "Advancing Person") may fund Advances and/or Servicing Advances, although no facility may reduce or otherwise affect the Servicer's obligation to fund such Advances and/or Servicing Advances. Any Advances and/or Servicing Advances made by an Advancing Person will be reimbursed to the Advancing Person in the same manner as reimbursements would be made to the Servicer.

Subservicers

    The Servicer may enter into subservicing agreements with subservicers for the servicing and administration of the Mortgage Loans. However, as set forth in the Pooling and Servicing Agreement, no subservicing agreement will take effect until 30 days after written notice is received by the Master Servicer, the Securities Administrator, the Trustee and the Depositor. The terms of any subservicing agreement may not be inconsistent with any of the provisions of the Pooling and Servicing Agreement. Any subservicing agreement will include the provision that such agreement may be immediately terminated by the Master Servicer without fee, in accordance with the terms of the Pooling and Servicing Agreement, in the event that the Servicer, for any reason, is no longer the Servicer (including termination due to an Event of Servicing Termination).

    The Servicer will remain obligated and primarily liable to the Master Servicer, the Securities Administrator and the Trustee for the servicing and administration of the Mortgage Loans in accordance with the provisions of the Pooling and Servicing Agreement without diminution of such obligation or liability by virtue of the subservicing agreements or arrangements or by virtue of indemnification from the subservicer and to the same extent and under the same terms and conditions as if the servicer alone were servicing and administering the Mortgage Loans. The Servicer will be solely liable for all fees owed by it to any subservicer, regardless of whether the Servicer's compensation is sufficient to pay the subservicer fees.

Compensation and Payment of Expenses of the Servicer, the Master Servicer, the Securities Administrator, the Trustee, the Custodian and the Credit Risk Manager

    The principal compensation paid to the Servicer in respect of its servicing activities for the Certificates will be a "Servicing Fee" payable monthly by the Trust equal to 1/12th of a rate (the "Servicing Fee Rate") equal to 0.50% per annum. The Servicing Fee will accrue on the aggregate Principal Balance of the Mortgage Loans as of the first day of each month. The Servicing Fee for the Mortgage Loans will be retained by the Servicer out of the interest payments on the Mortgage Loans, prior to remittance to the Securities Administrator or distributions to Certificateholders.

    As additional servicing compensation, the Servicer is entitled to retain all service-related fees, including assumption fees, modification fees, extension fees, bad check fees, late payment charges and Prepayment Interest Excess, to the extent collected from mortgagors, together with any interest or other income earned on funds held in the Collection Account and any escrow accounts.

    The Credit Risk Manager will be entitled to receive a fee (the "Credit Risk Manager Fee") until the termination of the Trust Fund or until its removal by a vote of at least 66-2/3% of the Certificateholders by Voting Rights. This fee will be paid monthly by the Trust equal to 1/12th of a rate (the "Credit Risk Manager Fee Rate") equal to 0.015% per annum. The Credit Risk Manager Fee will accrue on the aggregate Principal Balance of the Mortgage Loans as of the first day of each month. The Credit Risk Manager Fee will be paid from the Interest Remittance Amount (as described under "Description of the Certificates--Interest Distributions") to the Credit Risk Manager for its services prior to any distributions to Certificateholders (but after Net Swap Payments).

    The compensation to be paid to the Master Servicer in respect of its master servicing activities under the Pooling and Servicing Agreement will be earnings on eligible investments of funds on deposit in the Distribution Account. The Master Servicer may also be entitled to additional reasonable compensation payable from the Trust if a change in the tax regulations regarding Widely Held Fixed Investment Trusts (as that term is defined in U.S. Treasury Regulations section 1.671-5(b)(22)) require a material increase in Securities Administrator's reporting obligations in respect of the related grantor trust.

    The fees of the Securities Administrator, the Custodian and the Trustee incurred in connection with their respective responsibilities under the Pooling and Servicing Agreement will be payable by the Master Servicer without reimbursement from the Trust. Any co-trustee, if applicable, will be paid pursuant to the Pooling and Servicing Agreement, without reimbursement from the Trust.

    The Servicer is obligated to offset any Prepayment Interest Shortfall resulting from a principal prepayment in full on the Mortgage Loans on any Distribution Date (payments made by the Servicer in satisfaction of such obligation, "Compensating Interest") by an amount equal to the lesser of (i) the aggregate of all Prepayment

Interest Shortfalls resulting from principal prepayments in full for such Distribution Date and (ii) its Servicing Fee for such Distribution Date. The Servicer is generally obligated to pay expenses incurred by it in connection with its responsibilities under the Pooling and Servicing Agreement, unless these expenses constitute Servicing Advances as described above under "--Advances." These expenses, including the fees of any subservicer hired by the Servicer, will be paid by the Servicer out of its own funds, without reimbursement.

    "Prepayment Interest Excess" with respect to any Distribution Date will be for each Mortgage Loan that was the subject of a principal prepayment in full during the portion of the related Prepayment Period beginning on the first day of the calendar month in which such Distribution Date occurs through the Determination Date of the calendar month in which such Distribution Date occurs, an amount equal to interest (to the extent received) at the applicable Mortgage Interest Rate (net of the Servicing Fee Rate) on the amount of such principal prepayment for the number of days commencing on the first day of the calendar month in which such Distribution Date occurs and ending on the date on which such prepayment is so applied.

    With respect to any Determination Date and each Mortgage Loan as to which a principal prepayment in full was applied during the portion of the related Prepayment Period occurring in the prior calendar month or as to which a partial principal prepayment received during the portion of the related Prepayment Period occurring in the prior calendar month is applied during such prior calendar month, the "Prepayment Interest Shortfall" is an amount equal to the interest at the Mortgage Interest Rate for such Mortgage Loan (net of the Servicing Fee Rate) on the amount of such principal prepayment for the number of days commencing on the date on which the principal prepayment is applied and ending on the last day of the calendar month in which applied.

    The Trustee, the Securities Administrator and the Master Servicer are each obligated to pay certain ongoing expenses incurred by them in connection with their responsibilities under the Pooling and Servicing Agreement. Those amounts will be paid by each such party out of its own funds, without reimbursement.

    In the event the Master Servicer succeeds to the role of Servicer, it will be entitled to the same Servicing Fee as the predecessor servicer and if the Master Servicer appoints a successor servicer under the Pooling and Servicing Agreement, the Master Servicer may make such arrangements for the compensation of such successor out of the payments on the Mortgage Loans serviced by the predecessor Servicer as it and such successor shall agree, not to exceed the Servicing Fee Rate.

    The Depositor, the Servicer, the Master Servicer, the Securities Administrator and the Trustee are entitled to indemnification and reimbursement of certain expenses from the Trust under the Pooling and Servicing Agreement as discussed in the prospectus under the headings "The Depositor," "Description of the Agreements--Material Terms of the Pooling and Servicing Agreements and Underlying Servicing Agreements--Certain Matters Regarding Servicers and the Master Servicer" and "--Certain Matters Regarding the Trustee."

Optional Termination

    The NIMS Insurer, if there is a NIMS Insurer, or if there is no NIMS Insurer, the majority holder of the Class CE Certificates or, if (i) such holder is the Sponsor or is affiliated with the Sponsor or (ii) there is no majority holder of the Class CE Certificates, the Servicer, will have the right to purchase all of the Mortgage Loans and REO Properties in the Trust Fund and thereby effect the early retirement of the Certificates, on any Distribution Date following the Distribution Date on which the aggregate Principal Balance of such Mortgage Loans and REO Properties is 10% or less of the sum of the aggregate Cut-off Date Principal Balance of the Mortgage Loans. The first Distribution Date on which such option could be exercised is referred to herein as the "Optional Termination Date." In the event that the option is exercised, the purchase will be made at a price (the "Termination Price") generally equal to the sum of (x) par plus accrued interest for each Mortgage Loan at the related Mortgage Interest Rate to but not including the first day of the month in which such purchase price is distributed plus, without duplication, the amount of any unpaid Servicing Fees and unreimbursed Advances and Servicing Advances, and (y) any Swap Termination Payment owed to the Swap Provider pursuant to the Interest Rate Swap Agreement. If any of the parties listed above is subject to regulation by the OCC, the FDIC, the Federal Reserve or the Office of Thrift Supervision, however, such entity may not exercise this option unless the aggregate fair market value of the Mortgage Loans and REO Properties is greater than or equal to the Termination Price. In addition, no option may be exercised until any due and unpaid Reimbursement Amounts have been paid to the Trust. Proceeds from such purchase will be included in Available Funds and will be distributed to the holders of the Certificates in accordance with the Pooling and Servicing Agreement. Any such purchase of Mortgage Loans and REO Properties will result in the early retirement of the Certificates. Any such optional termination will be permitted only pursuant to a "qualified liquidation" as defined in Section 860F of the Code.

    In connection with the issuance of any net interest margin securities secured by all or a portion of the Class CE and Class P Certificates, a party may agree to refrain from exercising this option while those securities are outstanding.

Optional Purchase of Defaulted Mortgage Loans

    As to any Mortgage Loan which is Delinquent in payment by 90 days or more, the NIMS Insurer, if there is a NIMS Insurer, or if there is no NIMS Insurer, the majority holder of the Class CE Certificates or, if (i) such holder is the Sponsor or is affiliated with the Sponsor or (ii) there is no majority holder of the Class CE Certificates, the Servicer may, at its option and in accordance with the terms of the Pooling and Servicing Agreement, purchase such Mortgage Loan from the Trust Fund at the Purchase Price for such Mortgage Loan. In addition, the Servicer may only exercise such right if delinquencies on the Mortgage Loans exceed a specified level set forth in the Pooling and Servicing Agreement and until such delinquencies are reduced to or below such specified level, subject to certain other conditions set forth in the Pooling and Servicing Agreement, including but not limited to the condition that the Servicer must first purchase the Mortgage Loan that, as of the time of such purchase, has been Delinquent for the greatest period before purchasing Mortgage Loans that have been Delinquent for lesser periods.

Events of Servicing Termination

    "Events of Servicing Termination" will consist, among other things, of: (i) any failure by the Servicer to deposit in the Collection Account the required amounts or remit to the Securities Administrator for deposit in the Distribution Account any payment which continues unremedied one business day after the first date on which (x) the Servicer has knowledge of such failure or (y) written notice of such failure is given to the Servicer; (ii) any failure of the Servicer to make any Advance with respect to a Mortgage Loan or to cover any Prepayment Interest Shortfalls resulting from principal prepayments in full on Mortgage Loans, as described herein, which failure continues unremedied for one business day after the first date on which (x) the Servicer has knowledge of such failure or (y) written notice of such failure is given to the Servicer;
(iii) any failure by the Servicer to make any required Servicing Advance or failure by the Servicer to observe or perform in any material respect any other of its covenants or agreements in the Pooling and Servicing Agreement, which continues unremedied for 30 days after the first date on which (x) the Servicer has knowledge of such failure or (y) written notice of such failure is given to the Servicer (or a lesser number of days set forth in the Pooling and Servicing Agreement in the case of failure to perform any covenants or agreements relating to the requirements of Regulation AB); (iv) insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, and certain actions by or on behalf of the Servicer indicating its insolvency or inability to pay its obligations; or (v) either (a) the rating of the Servicer's residential sub-prime servicing operations is reduced to lower than "Average" by S&P or (b) the Servicer's rating by Fitch as a primary servicer of residential Alt-A and sub-prime products is reduced to lower than "RPS3."

Rights upon Event of Servicing Termination

    So long as an Event of Servicing Termination remains unremedied, the Master Servicer may, and at the direction of the holders of the Certificates evidencing not less than 51% of the Voting Rights is required to, terminate all of the rights and obligations of the Servicer in its capacity as servicer with respect to the Mortgage Loans, as provided in the Pooling and Servicing Agreement, whereupon the Master Servicer will succeed to (or appoint a successor servicer to assume) all of the responsibilities and duties of the Servicer pursuant to the Pooling and Servicing Agreement, including the obligation to make any required Advances and Servicing Advances. No assurance can be given that termination of the rights and obligations of the Servicer under the Pooling and Servicing Agreement would not adversely affect the servicing of the related Mortgage Loans, including the delinquency experience of such Mortgage Loans.

Voting Rights

    With respect to any date of determination, the percentage of all the Voting Rights allocated among holders of the Certificates (other than the Class CE, Class P, Class R and Class R-X Certificates) will be 98% and will be allocated among the classes of such Certificates in the proportion that the aggregate Certificate Principal Balance of all the Certificates of such class then outstanding bear to the aggregate Certificate Principal Balance of all Certificates then outstanding. With respect to any date of determination, 1% of all the Voting Rights will be allocated to the holders of each of the Class CE and Class P Certificates. The Voting Rights allocated to a class of Certificates will be allocated among all holders of each such class in proportion to the outstanding certificate balances (or percentage interest) of such Certificates. The Class R and Class R-X Certificates will not have any Voting Rights.

    No holder of an Offered Certificate, solely by virtue of such holder's status as a holder of an Offered Certificate, will have any right under the Pooling and Servicing Agreement to institute any proceeding with respect thereto, unless such holder previously has given to the Trustee written notice of default and unless the holders of Certificates having not less than 51% of the Voting Rights evidenced by the Certificates so agree and have offered indemnity satisfactory to the Trustee.

Amendment

    The Pooling and Servicing Agreement may be amended by the Depositor, the Servicer, the Master Servicer, the Securities Administrator and the Trustee, with the consent of the NIMS Insurer and without the consent of the holders of the Certificates, for any of the purposes set forth under "Description of the Agreements--Material Terms of the Pooling and Servicing Agreements and Underlying Servicing Agreements--Amendment" in the prospectus or to provide for the rights of a NIMS Insurer, if any, as described under "--Rights of the NIMS Insurer under the Pooling and Servicing Agreement." In addition, the Pooling and Servicing Agreement may be amended by the Depositor, the Servicer, the Master Servicer, the Securities Administrator and the Trustee and the holders of a majority in interest of any class of Certificates affected thereby for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Pooling and Servicing Agreement or of modifying in any manner the rights of the holders of any class of Certificates; provided, however, that no such amendment may (i) reduce in any manner the amount of, or delay the timing of, distributions required to be made on any class of Certificates without the consent of the holders of such Certificates; (ii) adversely affect in any material respect the interests of the Swap Provider or the holders of any class of Certificates in a manner other than as described in clause (i) above, without the consent of the holders of such class evidencing percentage interests aggregating not less than 51% of the Voting Rights represented by such class; or (iii) reduce the aforesaid percentage of aggregate outstanding principal amounts of Certificates, the holders of which are required to consent to any such amendment, without the consent of the holders of all such Certificates. Notwithstanding the foregoing, the Securities Administrator will not consent to any amendment that would result in the imposition of a tax on any REMIC constituting part of the Trust Fund or cause any such REMIC to fail to qualify as a REMIC at any time that the Certificates (other than the Class P Certificates) are outstanding.

Rights of the NIMS Insurer under the Pooling and Servicing Agreement

    After the Closing Date, a separate trust may be established to issue net interest margin securities secured by all or a portion of the Class CE and Class P Certificates. Those net interest margin securities may or may not have the benefit of a financial guaranty insurance policy. If a policy is obtained, the NIMS Insurer that issues that policy will be a third party beneficiary of the Pooling and Servicing Agreement and will have a number of rights under the Pooling and Servicing Agreement, including the following:

    o the right to consent to the Servicer's exercise of its discretion to waive assumption fees, late payment or other charges in connection with a Mortgage Loan;

    o the right to direct the Trustee to make investigations and take actions pursuant to the Pooling and Servicing Agreement;

    o the right to consent to any amendment to the Pooling and Servicing Agreement;

    o the right to purchase all of the Mortgage Loans and REO Properties in the Trust Fund and thereby effect the early retirement of the Certificates under the circumstances set forth under "The Pooling and Servicing Agreement--Optional Termination" in this free writing prospectus; and

    o the right to purchase Mortgage Loans Delinquent in payment 90 days or more.


                         DESCRIPTION OF THE CERTIFICATES

General

    The Certificates will consist of (i) the thirteen classes of Offered Certificates listed in the table beginning on page 6 of this free writing prospectus and (ii) the Class B-1, Class CE, Class P, Class R and Class R-X Certificates.

    The Offered Certificates will be issuable in the forms and denominations set forth in the table beginning on page 6. The Offered Certificates are not intended to be and should not be directly or indirectly held or beneficially owned in amounts lower than the minimum denominations in the table. Distributions on the Offered Certificates will be made by wire transfer if a Certificateholder notifies the Securities Administrator in writing at least five business days prior to the related Record Date.

Allocation of Available Funds

    Distributions to holders of each class of Offered Certificates and the Class B-1 Certificates will be made on each Distribution Date from Available Funds. "Available Funds" will be equal to the sum of the following amounts with respect to the Mortgage Loans, net of amounts reimbursable or payable to the Servicer, including amounts in respect of indemnification of the Servicer, the Servicing Fee and any accrued and unpaid Servicing Fee, amounts payable to the Trustee, the Securities Administrator and the Master Servicer in respect of certain expenses and indemnification and any amounts payable to the Swap Provider (including any Net Swap Payment owed to the Swap Provider and any Swap Termination Payment owed to the Swap Provider but excluding any Swap Termination Payment owed to the Swap Provider resulting from a Swap Provider Trigger Event):
(i) the aggregate amount of Monthly Payments on the Mortgage Loans due during the related Collection Period and received by the Servicer on or prior to the related Determination Date, (ii) certain unscheduled payments in respect of the Mortgage Loans, including prepayments (but excluding any prepayment charges and Prepayment Interest Excess), insurance proceeds, Subsequent Recoveries, condemnation proceeds and liquidation proceeds, net of certain expenses, received during the related Prepayment Period, (iii) payments from the Servicer in connection with Advances and Compensating Interest for such Distribution Date, (iv) the Purchase Price for any repurchased Mortgage Loan deposited to the Collection Account during the related Prepayment Period, (v) any Substitution Adjustments deposited in the Collection Account during the related Prepayment Period, (vi) any Reimbursement Amount deposited to the Collection Account during the related Prepayment Period and (vii) on the Distribution Date on which the Trust is to be terminated in accordance with the Pooling and Servicing Agreement, the Termination Price.

Interest Distributions

  On each Distribution Date, based upon the information provided to it in a remittance report prepared by the Servicer, the Securities Administrator will distribute the Interest Remittance Amount in the following order of priority to the extent available:

    first, to the Credit Risk Manager, the Credit Risk Manager Fee;

    second, concurrently, as follows:

        (a) concurrently, from the Group 1 Interest Remittance Amount to the Class A-1A and Class A-1B Certificates, pro rata, the applicable Accrued Certificate Interest thereon for such Distribution Date; and

        (b) concurrently, from the Group 2 Interest Remittance Amount to the Class A-2A and Class A-2B Certificates, pro rata, the applicable Accrued Certificate Interest thereon for such Distribution Date;

    third, concurrently, as follows:

        (a) concurrently, from the Group 1 Interest Remittance Amount to the Class A-1A and Class A-1B Certificates, pro rata, the applicable Interest Carry Forward Amount thereon for such Distribution Date; and

        (b) concurrently, from the Group 2 Interest Remittance Amount to the Class A-2A and Class A-2B Certificates, pro rata, the applicable Interest Carry Forward Amount thereon for such Distribution Date;

    fourth, concurrently, as follows:

        (a) if the Group 1 Interest Remittance Amount is insufficient to pay the Class A-1A and Class A-1B Certificates' applicable Accrued Certificate Interest for such Distribution Date in priority second above, concurrently, from the remaining Group 2 Interest Remittance Amount, to the Class A-1A and Class A-1B Certificates, pro rata, to cover such shortfall for such Distribution Date; and

        (b) if the Group 2 Interest Remittance Amount is insufficient to pay the Class A-2A and Class A-2B Certificates' applicable Accrued Certificate Interest for such Distribution Date in priority second above, concurrently, from the remaining Group 1 Interest Remittance Amount, to the Class A-2A and Class A-2B Certificates, pro rata, to cover such shortfall for such Distribution Date;

    fifth, concurrently, as follows:

        (a) if the Group 1 Interest Remittance Amount is insufficient to pay the Class A-1A and Class A-1B Certificates' applicable Interest Carry Forward Amount for such Distribution Date in priority third above, concurrently, from the remaining Group 2 Interest Remittance Amount, to the Class A-1A and Class A-1B Certificates, pro rata, to cover such shortfall for such Distribution Date; and

        (b) if the Group 2 Interest Remittance Amount is insufficient to pay the Class A-2A and Class A-2B Certificates' applicable Interest Carry Forward Amount for such Distribution Date in priority third above, concurrently, from the remaining Group 1 Interest Remittance Amount, to the Class A-2A and Class A-2B Certificates, pro rata, to cover such shortfall for such Distribution Date;

    sixth, to the Class M-1 Certificates, the Accrued Certificate Interest thereon for such Distribution Date;

    seventh, to the Class M-2 Certificates, the Accrued Certificate Interest thereon for such Distribution Date;

    eighth, to the Class M-3 Certificates, the Accrued Certificate Interest thereon for such Distribution Date;

    ninth, to the Class M-4 Certificates, the Accrued Certificate Interest thereon for such Distribution Date;

    tenth, to the Class M-5 Certificates, the Accrued Certificate Interest thereon for such Distribution Date;

    eleventh, to the Class M-6 Certificates, the Accrued Certificate Interest thereon for such Distribution Date;

    twelfth, to the Class M-7 Certificates, the Accrued Certificate Interest thereon for such Distribution Date;

    thirteenth, to the Class M-8 Certificates, the Accrued Certificate Interest thereon for such Distribution Date;

    fourteenth, to the Class M-9 Certificates, the Accrued Certificate Interest thereon for such Distribution Date;

    fifteenth, to the Class B-1 Certificates, the Accrued Certificate Interest thereon for such Distribution Date; and

    sixteenth, the amount, if any, of the Interest Remittance Amount remaining after application with respect to the priorities set forth above which is defined below as the "Monthly Excess Interest Amount" for such Distribution Date, will be applied as described below under "--Application of Monthly Excess Cashflow Amounts."

    "Accrued Certificate Interest" for each Class of Offered Certificates and the Class B-1 Certificates and each Distribution Date means an amount equal to the interest accrued during the related Interest Accrual Period at the applicable Certificate Interest Rate on the Certificate Principal Balance of such class of Certificates, minus each class's Interest Percentage of shortfalls caused by the Relief Act or similar state or local laws for such Distribution Date.

    The "Group 1 Interest Remittance Amount" means as of any Distribution Date, the excess of:

        (A) the sum, without duplication, of:

                (i) all interest collected or advanced with respect to the related Collection Period on the group 1 Mortgage Loans received by the Servicer on or prior to the Determination Date for such Distribution Date (less the Servicing Fee for such Mortgage Loans, certain amounts available for reimbursement of Advances and Servicing Advances with respect to such Mortgage Loans as described above under "The Pooling and Servicing Agreement--Advances" and certain other reimbursable expenses or indemnification payments pursuant to the Pooling and Servicing Agreement);

                (ii) all Compensating Interest paid by the Servicer on such Distribution Date with respect to the group 1 Mortgage Loans;

                (iii) the portion of any payment in connection with any principal prepayment (other than any Prepayment Interest Excess), substitution, Purchase Price, Termination Price, liquidation proceeds (net of certain expenses) or insurance proceeds relating to interest with respect to the group 1 Mortgage Loans received during the related Prepayment Period; and

                (iv) the portion of any Reimbursement Amount relating to interest on the group 1 Mortgage Loans received during the related Prepayment Period;

    over (B) the product of (x) any amounts payable to the Swap Provider (including any Net Swap Payment and any Swap Termination Payment owed to the Swap Provider but excluding any Swap Termination Payment owed to the Swap Provider resulting from a Swap Provider Trigger Event and without duplication of any previously paid Replacement Swap Provider Payment) multiplied by (y) a fraction, the numerator of which is the aggregate Principal Balance of the group 1 Mortgage Loans as of the first day of the related Collection Period and the denominator of which is the Pool Balance as of the first day of the related Collection Period.

    The "Group 2 Interest Remittance Amount" means as of any Distribution Date, the excess of

        (A) the sum, without duplication, of:

                (i) all interest collected or advanced with respect to the related Collection Period on the group 2 Mortgage Loans received by the Servicer on or prior to the Determination Date for such Distribution Date (less the Servicing Fee for such Mortgage Loans, certain amounts available for reimbursement of Advances and Servicing Advances with respect to such Mortgage Loans as described above under "The Pooling and Servicing Agreement--Advances" and certain other reimbursable expenses or indemnification payments pursuant to the Pooling and Servicing Agreement);

                (ii) all Compensating Interest paid by the Servicer on such Distribution Date with respect to the group 2 Mortgage Loans,

                (iii) the portion of any payment in connection with any principal prepayment (other than any Prepayment Interest Excess), substitution, Purchase Price, Termination Price, liquidation proceeds (net of certain expenses) or insurance proceeds relating to interest with respect to the group 2 Mortgage Loans received during the related Prepayment Period; and

                (iv) the portion of any Reimbursement Amount relating to interest on the group 2 Mortgage Loans received during the related Prepayment Period;

    over (B) the product of (x) any amounts payable to the Swap Provider (including any Net Swap Payment and any Swap Termination Payment owed to the Swap Provider but excluding any Swap Termination Payment owed to the Swap Provider resulting from a Swap Provider Trigger Event and without duplication of any previously paid Replacement Swap Provider Payment) multiplied by (y) a fraction, the numerator of which is the aggregate Principal Balance of the group 2 Mortgage Loans as of the first day of the related Collection Period and the denominator of which is the Pool Balance as of the first day of the related Collection Period.

    The "Interest Accrual Period" for any Distribution Date and each class of Offered Certificates and the Class B-1 Certificates will be the period from and including the preceding Distribution Date, or in the case of the first Distribution Date, from the Closing Date, through and including the day prior to the current Distribution Date, and calculations of interest will be made on the basis of the actual number of days in the Interest Accrual Period and on a 360-day year.

    The "Interest Carry Forward Amount" means for any class of Offered Certificates and the Class B-1 Certificates and any Distribution Date, the sum of (a) the excess, if any, of the Accrued Certificate Interest for such Distribution Date over the amount in respect of interest actually distributed on such class for such Distribution Date, (b) any remaining unpaid Interest Carry Forward Amount from prior Distribution Dates and (c) interest on such remaining Interest Carry Forward Amount referred to in clause (b) at the applicable Certificate Interest Rate on the basis of the actual number of days elapsed since the prior Distribution Date.

    The "Interest Percentage" is, with respect to any class of Offered Certificates and the Class B-1 Certificates and any Distribution Date, the ratio (expressed as a decimal carried to six places) of the Accrued Certificate Interest for such class to the Accrued Certificate Interest for all classes of Offered Certificates and the Class B-1 Certificates, in each case for that Distribution Date and without regard to shortfalls caused by the Relief Act or similar state or local laws.

    The "Interest Remittance Amount" means as of any Distribution Date, the sum of the Group 1 Interest Remittance Amount and the Group 2 Interest Remittance Amount.

Principal Distributions

    For any Distribution Date (a) before the Stepdown Date or (b) as to which a Trigger Event is in effect, the Principal Distribution Amount will be allocated among and distributed in reduction of the Certificate Principal Balances of the Certificates in the following order of priority:

    first, concurrently, as follows:

            (i) (a) with respect to any Distribution Date prior to the Subordination Depletion Date, the Group 1 Senior Principal Distribution Amount, sequentially, to the Class A-1A and Class A-1B Certificates, in that order, until the Certificate Principal Balances thereof have been reduced to zero; and

                (b) with respect to any Distribution Date on or after the
            Subordination Depletion Date, the Group 1 Senior Principal Distribution Amount, concurrently, to the Class A-1A and Class A-1B Certificates, pro rata, until the Certificate Principal Balances thereof have been reduced to zero; and

            (ii) (a) with respect to any Distribution Date prior to the Subordination Depletion Date, the Group 2 Senior Principal Distribution Amount, sequentially, to the Class A-2A and Class A-2B Certificates, in that order, until the Certificate Principal Balances thereof have been reduced to zero; and

                (b) with respect to any Distribution Date on or after the
            Subordination Depletion Date, the Group 2 Senior Principal Distribution Amount, concurrently, to the Class A-2A and Class A-2B Certificates, pro rata, until the Certificate Principal Balances thereof have been reduced to zero;

    second, concurrently, as follows:

            (i) the Group 1 Senior Principal Distribution Amount remaining after priority first above, as follows:

                (a) with respect to any Distribution Date prior to the
            Subordination Depletion Date, sequentially, to the Class A-2A and Class A-2B Certificates, in that order, until the Certificate Principal Balances thereof have been reduced to zero; and

                (b) with respect to any Distribution Date on or after the
            Subordination Depletion Date, concurrently, to the Class A-2A and Class A-2B Certificates, pro rata, until the Certificate Principal Balances thereof have been reduced to zero; and

            (ii) the Group 2 Senior Principal Distribution Amount remaining after priority first above, as follows:

                (a) with respect to any Distribution Date prior to the
            Subordination Depletion Date, sequentially, to the Class A-1A and Class A-1B Certificates, in that order, until the Certificate Principal Balances thereof have been reduced to zero; and

                (b) with respect to any Distribution Date on or after the
            Subordination Depletion Date, concurrently, to the Class A-1A and Class A-1B Certificates, pro rata, until the Certificate Principal Balances thereof have been reduced to zero;

    third, to the Class M-1 Certificates, until the Certificate Principal Balance thereof has been reduced to zero;

    fourth, to the Class M-2 Certificates, until the Certificate Principal Balance thereof has been reduced to zero;

    fifth, to the Class M-3 Certificates, until the Certificate Principal Balance thereof has been reduced to zero;

    sixth, to the Class M-4 Certificates, until the Certificate Principal Balance thereof has been reduced to zero;

    seventh, to the Class M-5 Certificates, until the Certificate Principal Balance thereof has been reduced to zero;

    eighth, to the Class M-6 Certificates, until the Certificate Principal Balance thereof has been reduced to zero;

    ninth, to the Class M-7 Certificates, until the Certificate Principal Balance thereof has been reduced to zero;

    tenth, to the Class M-8 Certificates, until the Certificate Principal Balance thereof has been reduced to zero;

    eleventh, to the Class M-9 Certificates, until the Certificate Principal Balance thereof has been reduced to zero;

    twelfth, to the Class B-1 Certificates, until the Certificate Principal Balance thereof has been reduced to zero; and

    thirteenth, any remaining Principal Distribution Amount will be distributed as part of the Monthly Excess Cashflow Amount as described below under "--Application of Monthly Excess Cashflow Amounts."

    For any Distribution Date (a) on or after the Stepdown Date and (b) as long as a Trigger Event is not in effect, the Principal Distribution Amount will be allocated among and distributed in reduction of the Certificate Principal Balances of the Certificates in the following order of priority:

    first, concurrently, as follows:

            (i) (a) with respect to any Distribution Date prior to the Subordination Depletion Date, the Group 1 Senior Principal Distribution Amount, sequentially, as follows:

                    (1) to the Class A-1A Certificates in an amount up to the
                Class A-1A Principal Distribution Amount for such Distribution Date, until the Certificate Principal Balance thereof has been reduced to zero; and

                    (2) the remaining Group 1 Senior Principal Distribution
                Amount, to the Class A-1B Certificates, until the Certificate Principal Balance thereof has been reduced to zero; and

                (b) with respect to any Distribution Date on or after the
            Subordination Depletion Date, the Group 1 Senior Principal Distribution Amount, concurrently, to the Class A-1A and Class A-1B Certificates, pro rata, until the Certificate Principal Balances thereof have been reduced to zero;

        (ii) (a) with respect to any Distribution Date prior to the Subordination Depletion Date, the Group 2 Senior Principal Distribution Amount, sequentially, to the Class A-2A and Class A-2B Certificates, in that order, until the Certificate Principal Balances thereof have been reduced to zero; and

                (b) with respect to any Distribution Date on or after the
            Subordination Depletion Date, the Group 2 Senior Principal Distribution Amount, concurrently, to the Class A-2A and Class A-2B Certificates, pro rata, until the Certificate Principal Balances thereof have been reduced to zero;

    second, concurrently, as follows:

        (i) the Group 1 Senior Principal Distribution Amount remaining after priority first above, as follows:

            (a) with respect to any Distribution Date prior to the Subordination Depletion Date, sequentially, up to an amount equal to the Group 2 Senior Principal Distribution Amount not paid pursuant to priority first above, to the Class A-2A and Class A-2B Certificates, in that order, until the Certificate Principal Balances thereof have been reduced to zero; and

            (b) with respect to any Distribution Date on or after the Subordination Depletion Date, concurrently, up to an amount equal to the Group 2 Senior Principal Distribution Amount not paid pursuant to priority first above, to the Class A-2A and Class A-2B Certificates, pro rata, until the Certificate Principal Balances thereof have been reduced to zero; and

        (ii) the Group 2 Senior Principal Distribution Amount remaining after priority first above, as follows:

            (a) with respect to any Distribution Date prior to the Subordination Depletion Date, sequentially, as follows:

                (1) to the Class A-1A Certificates in an amount up to the Class
            A-1A Principal Distribution Amount not paid pursuant to first above, until the Certificate Principal Balance thereof has been reduced to zero; and

                (2) the remaining Group 2 Senior Principal Distribution Amount, to the Class A-1B Certificates, up to an amount equal to the Group 1 Senior Principal Distribution Amount not paid pursuant to priority first above, until the Certificate Principal Balance thereof has been reduced to zero; and

            (b) with respect to any Distribution Date on or after the Subordination Depletion Date, concurrently, up to an amount equal to the Group 1 Senior Principal Distribution Amount not paid pursuant to priority first above, to the Class A-1A and Class A-1B Certificates, pro rata, until the Certificate Principal Balances thereof have been reduced to zero; and

    third, to the Class M-1 Certificates, up to the Class M-1 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero;

    fourth, to the Class M-2 Certificates, up to the Class M-2 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero;

    fifth, to the Class M-3 Certificates, up to the Class M-3 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero;

    sixth, to the Class M-4 Certificates, up to the Class M-4 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero;

    seventh, to the Class M-5 Certificates, up to the Class M-5 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero;

    eighth, to the Class M-6 Certificates, up to the Class M-6 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero;

    ninth, to the Class M-7 Certificates, up to the Class M-7 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero;

    tenth, to the Class M-8 Certificates, up to the Class M-8 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero;

    eleventh, to the Class M-9 Certificates, up to the Class M-9 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero;

    twelfth, to the Class B-1 Certificates, up to the Class B-1 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero; and

    thirteenth, any remaining Principal Distribution Amount will be distributed as part of the Monthly Excess Cashflow Amount as described below under "--Application of Monthly Excess Cashflow Amounts."

    If, on any Distribution Date, the Principal Distribution Amount is lower than the sum of the Group 1 Senior Principal Distribution Amount and the Group 2 Senior Principal Distribution Amount, for purposes of distributions pursuant to clause first above, the Group 1 Senior Principal Distribution Amount will equal the Group 1 Principal Percentage of the Principal Distribution Amount and the Group 2 Senior Principal Distribution Amount will equal the Group 2 Principal Percentage of the Principal Distribution Amount.

    For purposes of the foregoing, the following terms will have the respective meanings set forth below.

    The "Certificate Principal Balance" with respect to any class of Certificates (other than the Class CE, Class R and Class R-X Certificates, which have no Certificate Principal Balance) and any Distribution Date, will equal the principal balance of that class on the date of the initial issuance of the Certificates as reduced, but not below zero, by:

    o all amounts distributed on previous Distribution Dates on that class on account of principal; and

    o any Applied Realized Loss Amounts allocated to that class for previous Distribution Dates;

and increased by:

    o any Subsequent Recoveries allocated to that class for previous Distribution Dates.

    "Class A-1A Principal Distribution Amount" means as of any Distribution Date, the lesser of (a) the Group 1 Senior Principal Distribution Amount for such Distribution Date and (b) the greater of (i) the Certificate Principal Balance of the Class A-1A Certificates immediately prior to such Distribution Date minus the product of approximately 51.6908% and the Class A-1 Senior Ending Balance and (ii) zero.

    "Class A-1 Senior Ending Balance" means as of any Distribution Date, (a) the sum of the Certificate Principal Balances of the Class A-1A and Class A-1B Certificates immediately prior to such Distribution Date less (b) the Group 1 Senior Principal Distribution Amount for such Distribution Date.

    "Class M-1 Principal Distribution Amount" means as of any Distribution Date on or after the Stepdown Date and as long as a Trigger Event is not in effect, the excess of (x) the sum of (i) the sum of the Certificate Principal Balances of the Senior Certificates (after taking into account the payment of the Senior Principal Distribution Amount on such Distribution Date) and (ii) the Certificate Principal Balance of the Class M-1 Certificates immediately prior to such Distribution Date over (y) the lesser of (a) the product of (i) approximately 46.80% and (ii) the Pool Balance as of the last day of the related Collection Period after giving effect to principal prepayments in the related Prepayment Period and (b) the amount by which the Pool Balance as of the last day of the related Collection Period after giving effect to principal prepayments in the related Prepayment Period exceeds the Overcollateralization Floor.

    "Class M-2 Principal Distribution Amount" means as of any Distribution Date on or after the Stepdown Date and as long as a Trigger Event is not in effect, the excess of (x) the sum of (i) the sum of the Certificate Principal Balances of the Senior Certificates and the Class M-1 Certificates (after taking into account the payment of the Senior Principal Distribution Amount and the Class M-1 Principal Distribution Amount on such Distribution Date) and (ii) the Certificate Principal Balance of the Class M-2 Certificates immediately prior to such Distribution Date over (y) the lesser of (a) the product of (i) approximately 52.20% and (ii) the Pool Balance as of the last day of the related Collection Period after giving effect to principal prepayments in the related Prepayment Period and (b) the amount by which the Pool Balance as of the last day of the related Collection Period after giving effect to principal prepayments in the related Prepayment Period exceeds the Overcollateralization Floor.

    "Class M-3 Principal Distribution Amount" means as of any Distribution Date on or after the Stepdown Date and as long as a Trigger Event is not in effect, the excess of (x) the sum of (i) the sum of the Certificate Principal Balances of the Senior Certificates and Class M-1 and Class M-2 Certificates (after taking into account the payment of the Senior Principal Distribution Amount and the Class M-1 and Class M-2 Principal Distribution Amounts on such Distribution
Date) and (ii) the Certificate Principal Balance of the Class M-3 Certificates immediately prior to such Distribution Date over (y) the lesser of (a) the product of (i) approximately 59.60% and (ii) the Pool Balance as of the last day of the related Collection Period after giving effect to principal prepayments in the related Prepayment Period and (b) the amount by which the Pool Balance as of the last day of the related Collection Period after giving effect to principal prepayments in the related Prepayment Period exceeds the Overcollateralization Floor.

    "Class M-4 Principal Distribution Amount" means as of any Distribution Date on or after the Stepdown Date and as long as a Trigger Event is not in effect, the excess of (x) the sum of (i) the sum of the Certificate Principal Balances of the Senior Certificates and the Class M-1, Class M-2 and Class M-3 Certificates (after taking into account the payment of the Senior Principal Distribution Amount and the Class M-1, Class M-2 and Class M-3 Principal Distribution Amounts on such Distribution Date) and (ii) the Certificate Principal Balance of the Class M-4 Certificates immediately prior to such Distribution Date over (y) the lesser of (a) the product of (i) approximately 64.20% and (ii) the Pool Balance as of the last day of the related Collection Period after giving effect to principal prepayments in the related Prepayment Period and (b) the amount by which the Pool Balance as of the last day of the related Collection Period after giving effect to principal prepayments in the related Prepayment Period exceeds the Overcollateralization Floor.

    "Class M-5 Principal Distribution Amount" means as of any Distribution Date on or after the Stepdown Date and as long as a Trigger Event is not in effect, the excess of (x) the sum of (i) the sum of the Certificate Principal Balances of the Senior Certificates and the Class M-1, Class M-2, Class M-3 and Class M-4 Certificates (after taking into account the payment of the Senior Principal Distribution Amount and the Class M-1, Class M-2, Class M-3 and Class M-4 Principal Distribution Amounts on such Distribution Date) and (ii) the Certificate Principal Balance of the Class M-5 Certificates immediately prior to such Distribution Date over (y) the lesser of (a) the product of (i) approximately 68.80% and (ii) the Pool Balance as of the last day of the related Collection Period after giving effect to principal prepayments in the related Prepayment Period and (b) the amount by which the Pool Balance as of the last day of the related Collection Period after giving effect to principal prepayments in the related Prepayment Period exceeds the Overcollateralization Floor.

    "Class M-6 Principal Distribution Amount" means as of any Distribution Date on or after the Stepdown Date and as long as a Trigger Event is not in effect, the excess of (x) the sum of (i) the sum of the Certificate Principal Balances of the Senior Certificates and the Class M-1, Class M-2, Class M-3, Class M-4 and Class M-5 Certificates (after taking into account the payment of the Senior Principal Distribution Amount and the Class M-1, Class M-2, Class M-3, Class M-4 and Class M-5 Principal Distribution Amounts on such Distribution Date) and (ii) the Certificate Principal Balance of the Class M-6 Certificates immediately prior to such Distribution Date over (y) the lesser of (a) the product of (i) approximately 72.10% and (ii) the

Pool Balance as of the last day of the related Collection Period after giving effect to principal prepayments in the related Prepayment Period and (b) the amount by which the Pool Balance as of the last day of the related Collection Period after giving effect to principal prepayments in the related Prepayment Period exceeds the Overcollateralization Floor.

    "Class M-7 Principal Distribution Amount" means as of any Distribution Date on or after the Stepdown Date and as long as a Trigger Event is not in effect, the excess of (x) the sum of (i) the sum of the Certificate Principal Balances of the Senior Certificates and the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5 and Class M-6 Certificates (after taking into account the payment of the Senior Principal Distribution Amount and the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5 and Class M-6 Principal Distribution Amounts on such Distribution Date) and (ii) the Certificate Principal Balance of the Class M-7 Certificates immediately prior to such Distribution Date over (y) the lesser of
(a) the product of (i) approximately 74.80% and (ii) the Pool Balance as of the last day of the related Collection Period after giving effect to principal prepayments in the related Prepayment Period and (b) the amount by which the Pool Balance as of the last day of the related Collection Period after giving effect to principal prepayments in the related Prepayment Period exceeds the Overcollateralization Floor.

    "Class M-8 Principal Distribution Amount" means as of any Distribution Date on or after the Stepdown Date and as long as a Trigger Event is not in effect, the excess of (x) the sum of (i) the sum of the Certificate Principal Balances of the Senior Certificates and the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6 and Class M-7 Certificates (after taking into account the payment of the Senior Principal Distribution Amount and the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6 and Class M-7 Principal Distribution Amounts on such Distribution Date) and (ii) the Certificate Principal Balance of the Class M-8 Certificates immediately prior to such Distribution Date over (y) the lesser of (a) the product of (i) approximately 77.30% and (ii) the Pool Balance as of the last day of the related Collection Period after giving effect to principal prepayments in the related Prepayment Period and (b) the amount by which the Pool Balance as of the last day of the related Collection Period after giving effect to principal prepayments in the related Prepayment Period exceeds the Overcollateralization Floor.

    "Class M-9 Principal Distribution Amount" means as of any Distribution Date on or after the Stepdown Date and as long as a Trigger Event is not in effect, the excess of (x) the sum of (i) the sum of the Certificate Principal Balances of the Senior Certificates and the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7 and Class M-8 Certificates (after taking into account the payment of the Senior Principal Distribution Amount and the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7 and Class M-8 Principal Distribution Amounts on such Distribution Date) and (ii) the Certificate Principal Balance of the Class M-9 Certificates immediately prior to such Distribution Date over (y) the lesser of (a) the product of (i) approximately 80.10% and (ii) the Pool Balance as of the last day of the related Collection Period after giving effect to principal prepayments in the related Prepayment Period and (b) the amount by which the Pool Balance as of the last day of the related Collection Period after giving effect to principal prepayments in the related Prepayment Period exceeds the Overcollateralization Floor.

    "Class B-1 Principal Distribution Amount" means as of any Distribution Date on or after the Stepdown Date and as long as a Trigger Event is not in effect, the excess of (x) the sum of (i) the sum of the Certificate Principal Balances of the Senior Certificates and the Class M Certificates (after taking into account the payment of the Senior Principal Distribution Amount and the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8 and Class M-9 Principal Distribution Amounts on such Distribution Date) and (ii) the Certificate Principal Balance of the Class B-1 Certificates immediately prior to such Distribution Date over (y) the lesser of (a) the product of (i) approximately 84.00% and (ii) the Pool Balance as of the last day of the related Collection Period after giving effect to principal prepayments in the related Prepayment Period and (b) the amount by which the Pool Balance as of the last day of the related Collection Period after giving effect to principal prepayments in the related Prepayment Period exceeds the Overcollateralization Floor.

    "Credit Enhancement Percentage" for any class of Certificates and any Distribution Date is the percentage obtained by dividing (x) the sum of (i) the aggregate Certificate Principal Balance of the class or classes of Certificates with a lower distribution priority than such class before taking into account the distribution of the Principal Distribution Amount on such Distribution Date and (ii) the Overcollateralization Amount after taking into account the distribution of the Principal Distribution Amount as of the prior Distribution Date by (y) the Pool

Balance as of the last day of the related Collection Period after giving effect to principal prepayments in the related Prepayment Period.

    "Extra Principal Distribution Amount" means as of any Distribution Date, the lesser of (x) the Monthly Excess Interest Amount for that Distribution Date and
(y) the Overcollateralization Deficiency for that Distribution Date.

    "Group 1 Principal Percentage" means for any Distribution Date and the Group 1 Certificates, the percentage equivalent to a fraction, the numerator of which is the Principal Remittance Amount allocable to the group 1 Mortgage Loans for such Distribution Date, and the denominator of which is equal to the Principal Remittance Amount for such Distribution Date.

    "Group 1 Senior Principal Distribution Amount" means as of any Distribution Date (i) before the Stepdown Date or as to which a Trigger Event is in effect, the Group 1 Principal Percentage of the Principal Distribution Amount and (ii) on or after the Stepdown Date and as long as a Trigger Event is not in effect, the excess of (a) the Certificate Principal Balance of the Group 1 Certificates immediately prior to that Distribution Date over (b) the lesser of (x) the product of (1) approximately 41.40% and (2) the aggregate Principal Balance of the group 1 Mortgage Loans as of the last day of the related Collection Period after giving effect to principal prepayments in the related Prepayment Period and (y) the amount by which the aggregate Principal Balance of the group 1 Mortgage Loans as of the last day of the related Collection Period after giving effect to principal prepayments in the related Prepayment Period exceeds the product of (1) 5.00% and (2) the aggregate Principal Balance of the group 1 Mortgage Loans on the Cut-off Date.

    "Group 2 Principal Percentage" means for any Distribution Date and the Group 2 Certificates, the percentage equivalent to a fraction, the numerator of which is the Principal Remittance Amount allocable to the group 2 Mortgage Loans for that Distribution Date, and the denominator of which is equal to the Principal Remittance Amount for that Distribution Date.

    "Group 2 Senior Principal Distribution Amount" means as of any Distribution Date (i) before the Stepdown Date or as to which a Trigger Event is in effect, the Group 2 Principal Percentage of the Principal Distribution Amount and (ii) on or after the Stepdown Date and as long as a Trigger Event is not in effect, the excess of (a) the aggregate Certificate Principal Balance of the Group 2 Certificates immediately prior to that Distribution Date over (b) the lesser of
(x) the product of (1) approximately 41.40% and (2) the aggregate Principal Balance of the group 2 Mortgage Loans as of the last day of the related Collection Period after giving effect to principal prepayments in the related Prepayment Period and (y) the amount by which the aggregate Principal Balance of the group 2 Mortgage Loans as of the last day of the related Collection Period after giving effect to principal prepayments in the related Prepayment Period exceeds the product of (1) 5.00% and (2) the aggregate Principal Balance of the group 2 Mortgage Loans on the Cut-off Date.

    "Overcollateralization Amount" means as of any Distribution Date the excess, if any, of (x) the Pool Balance as of the last day of the related Collection Period after giving effect to principal prepayments in the related Prepayment Period over (y) the aggregate Certificate Principal Balance of all classes of Certificates (after taking into account all distributions of principal on that Distribution Date and the increase of any Certificate Principal Balance as a result of Subsequent Recoveries).

    "Overcollateralization Deficiency" means as of any Distribution Date, the excess, if any, of (x) the Targeted Overcollateralization Amount over (y) the Overcollateralization Amount for that Distribution Date, calculated for this purpose after taking into account the reduction on that Distribution Date of the Certificate Principal Balances of all classes of Certificates resulting from the distribution of the Principal Distribution Amount (but not the Extra Principal Distribution Amount) on that Distribution Date, but prior to taking into account any Applied Realized Loss Amounts on that Distribution Date.

    "Overcollateralization Floor" means the product of (i) 5.00% and (ii) the Pool Balance on the Cut-off Date.

    "Overcollateralization Release Amount" means with respect to any Distribution Date on or after the Stepdown Date on which a Trigger Event is not in effect, the lesser of (x) the Principal Remittance Amount for that Distribution Date and (y) the excess, if any, of (i) the Overcollateralization Amount for that Distribution Date, assuming that 100% of the Principal Remittance Amount is applied as a principal payment on the Certificates on that Distribution Date over (ii) the Targeted Overcollateralization Amount. With respect to any Distribution Date on which a Trigger Event is in effect, the Overcollateralization Release Amount will be zero.

    "Principal Distribution Amount" means as of any Distribution Date, the sum of (i) the Principal Remittance Amount (minus the Overcollateralization Release Amount, if any) and (ii) the Extra Principal Distribution Amount, if any.

    "Principal Remittance Amount" means with respect to any Distribution Date, the amount equal to the excess of:

        (A) the sum (less certain amounts available for reimbursement of Advances, Servicing Advances and certain Capitalized Advance Amounts as described above under "The Pooling and Servicing Agreement--Advances" and certain other reimbursable expenses or indemnification payments pursuant to the Pooling and Servicing Agreement) of the following amounts (without duplication) with respect to the Mortgage Loans:

                (i) each payment of principal on a Mortgage Loan due during the immediately preceding Collection Period and received by the Servicer on or prior to the Determination Date for that Distribution Date, including any Advances with respect thereto;

                (ii) all full and partial principal prepayments received by the Servicer during the related Prepayment Period;

                (iii) the insurance proceeds, Subsequent Recoveries and liquidation proceeds (net of certain expenses) allocable to principal actually collected by the Servicer during the related Prepayment Period;

                (iv) the portion of the Purchase Price allocable to principal of all repurchased Defective Mortgage Loans with respect to that Prepayment Period;

                (v) any Substitution Adjustments received during the related Prepayment Period; and

                (vi) on the Distribution Date on which the Trust is to be terminated in accordance with the Pooling and Servicing Agreement, that portion of the Termination Price in respect of principal;

    over (B) to the extent any amounts payable to the Swap Provider (including any Net Swap Payment and any Swap Termination Payment owed to the Swap Provider but excluding any Swap Termination Payment owed to the Swap Provider resulting from a Swap Provider Trigger Event and without duplication of any previously paid Replacement Swap Provider Payment) exceed the Interest Remittance Amount for such Distribution Date (without giving effect to clause (B) of the definitions of "Group 1 Interest Remittance Amount" and "Group 2 Interest Remittance Amount"), the amount of such excess.

    "Senior Principal Distribution Amount" means as of any Distribution Date, the sum of the Group 1 Senior Principal Distribution Amount and the Group 2 Senior Principal Distribution Amount.

    "60+ Day Delinquent Loan" means a Mortgage Loan with respect to which any portion of a Monthly Payment is, as of the last day of the prior Collection Period, two months or more past due, a Mortgage Loan in foreclosure, a Mortgage Loan relating to an REO Property, a Mortgage Loan for which the Mortgagor has filed for bankruptcy after the Closing Date and, without duplication, a Mortgage Loan modified within 12 months prior to such Distribution Date.

    "Stepdown Date" means the earlier to occur of (i) the Distribution Date following the Distribution Date on which the aggregate Certificate Principal Balance of the Senior Certificates is reduced to zero and (ii) the later to occur of (x) the Distribution Date in November 2010, and (y) the Distribution Date on which the Credit Enhancement Percentage for the Senior Certificates is greater than or equal to 58.60%.

    "Subordination Depletion Date" means the Distribution Date on which (i) the Certificate Principal Balances of the Class M and Class B-1 Certificates are reduced to zero and (ii) the Overcollateralization Amount is reduced to zero.

    "Subsequent Recovery" means any amount (net of reimbursable expenses) received on a Mortgage Loan subsequent to such Mortgage Loan being determined to be a Liquidated Mortgage Loan that resulted in a Realized Loss in a prior month. If Subsequent Recoveries are received, they will be included as part of the Principal Remittance Amount for the following Distribution Date relating to the Prepayment Period in which received and distributed in accordance with the priorities described above. In addition, after giving effect to all distributions on a Distribution Date, the Unpaid Realized Loss Amount for the Class A-1B Certificates (with respect to Subsequent Recoveries relating to group 1 Mortgage Loans) or the class of Subordinated Certificates then outstanding with the highest distribution priority will be decreased by the amount of Subsequent Recoveries until reduced to zero (with any remaining Subsequent Recoveries applied to reduce the Unpaid Realized Loss Amount of the class with the next highest distribution priority), and the Certificate Principal Balance of the Class A-1B Certificates (with respect to Subsequent Recoveries relating to group 1 Mortgage Loans) or the class or classes of Subordinated Certificates will be increased by the same amount.

    "Targeted Overcollateralization Amount" means as of any Distribution Date,
(x) prior to the Stepdown Date, approximately 8.00% of the Pool Balance of the Mortgage Loans on the Cut-off Date and (y) on and after the Stepdown Date, (i) if a Trigger Event has not occurred, the greater of (a) approximately 16.00% of the Pool Balance as of the last day of the related Collection Period after giving effect to principal prepayments in the related Prepayment Period and (b) the Overcollateralization Floor and (ii) if a Trigger Event has occurred, the Targeted Overcollateralization Amount for the immediately preceding Distribution Date.

    A "Trigger Event" has occurred on a Distribution Date if:

    (i) the three month rolling average of 60+ Day Delinquent Loans (as a percentage of the Pool Balance as of the last day of the related Collection Period) equals or exceeds the applicable percentages of the Credit Enhancement Percentage as set forth below for the most senior class of Class A, Class M or Class B-1 Certificates then outstanding;

             Class                              Percentage
             Class A Certificates........           27.30%
             Class M-1 Certificates......           30.08%
             Class M-2 Certificates......           33.47%
             Class M-3 Certificates......           39.60%
             Class M-4 Certificates......           44.69%
             Class M-5 Certificates......           51.28%
             Class M-6 Certificates......           57.35%
             Class M-7 Certificates......           63.49%
             Class M-8 Certificates......           70.48%
             Class M-9 Certificates......           80.40%
             Class B-1 Certificates......          100.00%

or (ii) the aggregate amount of Realized Losses incurred since the Cut-off Date through the last day of the related Collection Period (reduced by the aggregate amount of Subsequent Recoveries received since the Cut-off Date through the last day of the related Collection Period) divided by the Pool Balance on the Cut-off Date exceeds the applicable percentages set forth below with respect to that Distribution Date:

       Distribution Date Occurring In                             Percentage
------------------------------------------      ---------------------------------------------
November 2009 through October 2010........      2.30% for the first month, plus an additional
                                                  1/12th of 3.50% for each month thereafter,
November 2010 through October 2011........      5.80% for the first month, plus an additional
                                                  1/12th of 3.20% for each month thereafter,
November 2011 through October 2012........      9.00% for the first month, plus an additional
                                                  1/12th of 1.75% for each month thereafter,
November 2012 through October 2013........      10.75% for the first month, plus an additional
                                                  1/12th of 0.75% for each month thereafter,
November 2013 and thereafter..............                          11.50%


Allocation of Losses

    A "Realized Loss" is:

    o as to any Liquidated Mortgage Loan, its unpaid Principal Balance less the net proceeds from the liquidation of, and any insurance proceeds from, that Mortgage Loan and the related Mortgaged Property which are applied to the Principal Balance of that Mortgage Loan.

    o   as to any Mortgage Loan, a Deficient Valuation.

    o as to any Mortgage Loan, a reduction in its Principal Balance resulting from a Servicer Modification.

    A "Liquidated Mortgage Loan" is any defaulted Mortgage Loan as to which the Servicer has determined that all amounts which it expects to recover from or on account of the Mortgage Loan have been recovered.

    A Realized Loss may result from the personal bankruptcy of a mortgagor if the bankruptcy court establishes the value of the Mortgaged Property at an amount less than the then outstanding Principal Balance of the Mortgage Loan secured by that Mortgaged Property and reduces the secured debt to such value. In such case, the Trust, as the holder of the Mortgage Loan, would become an unsecured creditor to the extent of the difference between the outstanding Principal Balance of the Mortgage Loan and the reduced secured debt (the difference, a "Deficient Valuation").

    Realized Losses will, in effect, be absorbed first by the Class CE Certificates through the application of the Monthly Excess Cashflow Amount to fund the deficiency, as well as through a reduction in the Overcollateralization Amount. In addition, Net Swap Payments from the Swap Provider may be used to pay Realized Losses as described under "--Distributions from the Swap Account" below.

    If, after giving effect to the distribution of the Principal Distribution Amount and any Net Swap Payment from the Swap Provider on any Distribution Date and the increase of any Certificate Principal Balances as a result of Subsequent Recoveries, the aggregate Certificate Principal Balance of the Certificates exceeds the Pool Balance as of the end of the related Collection Period after giving effect to principal prepayments in the related Prepayment Period, the resulting excess (the "Subordinated Applied Realized Loss Amount") will be allocated sequentially to the Class B-1, Class M-9, Class M-8, Class M-7, Class M-6, Class M-5, Class M-4, Class M-3, Class M-2 and Class M-1 Certificates, in that order, until their respective Certificate Principal Balances are reduced to zero. In addition, if, after the Subordination Depletion Date and after giving effect to the distribution of the Principal Distribution Amount and any Net Swap Payment from the Swap Provider on any Distribution Date and the increase of any Certificate Principal Balances as a result of Subsequent Recoveries, the sum of the Certificate Principal Balances of the Class A-1A and Class A-1B Certificates exceeds the aggregate Principal Balance of the group 1 Mortgage Loans as of the end of the related Collection Period after giving effect to principal prepayments in the related Prepayment Period, the resulting excess (the "Class A-1B Applied Realized Loss Amount" and together with any Subordinated Applied Realized Loss Amount, each an "Applied Realized Loss Amount") will be allocated in reduction of the Certificate Principal Balance of the Class A-1B Certificates until it is reduced to zero. The Class A-1B Certificates will not absorb any losses relating to the group 2 Mortgage Loans. The Certificate Principal Balances of the Class A-1A, Class A-2A and Class A-2B Certificates will not be reduced by any Applied Realized Loss Amounts; however, under certain loss scenarios, there will not be enough interest and principal on the Mortgage Loans to pay such Classes all interest and principal amounts to which they are entitled. Any reduction of a Certificate Principal Balance will not be reversed or reinstated (except in the case of Subsequent Recoveries). However, on future Distribution Dates, certificateholders of the related class may receive payments up to the Unpaid Realized Loss Amount for such class as described under "--Application of Monthly Excess Cashflow Amounts" or from the Swap Account, according to the priorities set forth under "--Distributions from the Swap Account" below. These subsequent payments will be applied sequentially to the Class A-1B, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9 and Class B-1 Certificates, in that order.

Application of Monthly Excess Cashflow Amounts

    The weighted average Net Mortgage Interest Rate for the Mortgage Loans is generally expected to be higher than the weighted average of the Certificate Interest Rates on the Certificates, thus generating certain excess interest collections which, in the absence of losses, will not be necessary to fund interest distributions on the Certificates. This excess interest and the interest on the Overcollateralization Amount itself for a Collection Period less any Net Swap Payment payable to the Swap Provider and any Swap Termination Payment (other than a Swap Termination Payment resulting from a Swap Provider Trigger Event and without duplication of any previously paid Replacement Swap Provider Payment) payable to the Swap Provider is the "Monthly Excess Interest Amount."

    The "Net Mortgage Interest Rate" for each Mortgage Loan is the applicable Mortgage Interest Rate less the sum of (i) the Servicing Fee Rate and (ii) the Credit Risk Manager Fee Rate.

    If Realized Losses occur that are not covered by the Monthly Excess Cashflow Amount and any Net Swap Payment from the Swap Provider, these Realized Losses will result in an Overcollateralization Deficiency (since they will reduce the Pool Balance without giving rise to a corresponding reduction of the aggregate Certificate Principal Balance of the Certificates). The cashflow priorities in this situation increase the Extra Principal Distribution Amount (subject to the availability of any Monthly Excess Cashflow Amount in subsequent months) for the purpose of re-establishing the Overcollateralization Amount at the then-required Targeted Overcollateralization Amount.

    On and after the Stepdown Date and assuming that a Trigger Event is not in effect, the Targeted Overcollateralization Amount may be permitted to decrease or "stepdown." If the Targeted Overcollateralization Amount is permitted to stepdown on a Distribution Date, the cashflow priorities of this transaction permit a portion of the Principal Remittance Amount for that Distribution Date not to be passed through as a distribution of principal on the Certificates on that Distribution Date. This has the effect of decelerating the amortization of the Certificates relative to the Pool Balance, thereby reducing the actual level of the Overcollateralization Amount to the new, lower Targeted Overcollateralization Amount. This portion of the Principal Remittance Amount not distributed as principal on the Certificates therefore releases a limited portion of the overcollateralization from the Trust Fund.

    On any Distribution Date, the sum of the Monthly Excess Interest Amount, the Overcollateralization Release Amount and any portion of the Principal Distribution Amount (without duplication) remaining after principal distributions on the Certificates is the "Monthly Excess Cashflow Amount," which is required to be applied in the following order of priority (the "Monthly Excess Cashflow Allocation") on that Distribution Date:

            (i) to the Senior Certificates, pro rata, any remaining Accrued Certificate Interest for such classes for that Distribution Date;

            (ii) to the Senior Certificates, pro rata, any remaining Interest Carry Forward Amounts for such classes for that Distribution Date;

            (iii) to the Class A-1B Certificates, any Class A-1B Realized Loss Amortization Amount for such Distribution Date;

            (iv) to the Class M-1 Certificates, any remaining Accrued Certificate Interest for such class for that Distribution Date;

            (v) to the Class M-1 Certificates, any Interest Carry Forward Amount for such class for that Distribution Date;

            (vi) to the Class M-1 Certificates, any Class M-1 Realized Loss Amortization Amount for that Distribution Date;

            (vii) to the Class M-2 Certificates, any remaining Accrued Certificate Interest for such class for that Distribution Date;

            (viii) to the Class M-2 Certificates, any Interest Carry Forward Amount for such class for that Distribution Date;

            (ix) to the Class M-2 Certificates, any Class M-2 Realized Loss Amortization Amount for that Distribution Date;

            (x) to the Class M-3 Certificates, any remaining Accrued Certificate Interest for such class for that Distribution Date;

            (xi) to the Class M-3 Certificates, any Interest Carry Forward Amount for such class for that Distribution Date;

            (xii) to the Class M-3 Certificates, any Class M-3 Realized Loss Amortization Amount for that Distribution Date;

            (xiii) to the Class M-4 Certificates, any remaining Accrued Certificate Interest for such class for that Distribution Date;

            (xiv) to the Class M-4 Certificates, any Interest Carry Forward Amount for such class for that Distribution Date;

            (xv) to the Class M-4 Certificates, any Class M-4 Realized Loss Amortization Amount for that Distribution Date;

            (xvi) to the Class M-5 Certificates, any remaining Accrued Certificate Interest for such class for that Distribution Date;

            (xvii) to the Class M-5 Certificates, any Interest Carry Forward Amount for such class for that Distribution Date;

            (xviii) to the Class M-5 Certificates, any Class M-5 Realized Loss Amortization Amount for that Distribution Date;

            (xix) to the Class M-6 Certificates, any remaining Accrued Certificate Interest for such class for that Distribution Date;

            (xx) to the Class M-6 Certificates, any Interest Carry Forward Amount for such class for that Distribution Date;

            (xxi) to the Class M-6 Certificates, any Class M-6 Realized Loss Amortization Amount for that Distribution Date;

            (xxii) to the Class M-7 Certificates, any remaining Accrued Certificate Interest for such class for that Distribution Date;

            (xxiii) to the Class M-7 Certificates, any Interest Carry Forward Amount for such class for that Distribution Date;

            (xxiv) to the Class M-7 Certificates, any Class M-7 Realized Loss Amortization Amount for that Distribution Date;

            (xxv) to the Class M-8 Certificates, any remaining Accrued Certificate Interest for such class for that Distribution Date;

            (xxvi) to the Class M-8 Certificates, any Interest Carry Forward Amount for such class for that Distribution Date;

            (xxvii) to the Class M-8 Certificates, any Class M-8 Realized Loss Amortization Amount for that Distribution Date;

            (xxviii) to the Class M-9 Certificates, any remaining Accrued Certificate Interest for such class for that Distribution Date;

            (xxix) to the Class M-9 Certificates, any Interest Carry Forward Amount for such class for that Distribution Date;

            (xxx) to the Class M-9 Certificates, any Class M-9 Realized Loss Amortization Amount for that Distribution Date;

            (xxxi) to the Class B-1 Certificates, any remaining Accrued Certificate Interest for such class for that Distribution Date;

            (xxxii) to the Class B-1 Certificates, any Interest Carry Forward Amount for such class for that Distribution Date;

            (xxxiii) to the Class B-1 Certificates, any Class B-1 Realized Loss Amortization Amount for that Distribution Date;

            (xxxiv) to the Cap Carryover Reserve Account, an amount up to the aggregate of any Cap Carryover Amounts for such Distribution Date;

            (xxxv) to the Swap Account, to fund any Swap Termination Payment resulting from a Swap Provider Trigger Event (without duplication of any previously paid Replacement Swap Provider Payment); and

            (xxxvi) to the Class CE, Class R and Class R-X Certificates, as specified in the Pooling and Servicing Agreement.

    For purposes of the foregoing, the following terms will have the respective meanings set forth below.

    "Class A-1B Realized Loss Amortization Amount" means as to the Class A-1B Certificates and as of any Distribution Date, the lesser of (x) the Unpaid Realized Loss Amount for the Class A-1B Certificates as of that Distribution Date and (y) the excess of (i) the Monthly Excess Cashflow Amount over (ii) the sum of the amounts described in clauses (i) through (ii) of the Monthly Excess Cashflow Allocation for that Distribution Date.

    "Class M-1 Realized Loss Amortization Amount" means as to the Class M-1 Certificates and as of any Distribution Date, the lesser of (x) the Unpaid Realized Loss Amount for the Class M-1 Certificates as of that Distribution Date and (y) the excess of (i) the Monthly Excess Cashflow Amount over (ii) the sum of the amounts described in clauses (i) through (v) of the Monthly Excess Cashflow Allocation for that Distribution Date.

    "Class M-2 Realized Loss Amortization Amount" means as to the Class M-2 Certificates and as of any Distribution Date, the lesser of (x) the Unpaid Realized Loss Amount for the Class M-2 Certificates as of that Distribution Date and (y) the excess of (i) the Monthly Excess Cashflow Amount over (ii) the sum of the amounts described in clauses (i) through (viii) of the Monthly Excess Cashflow Allocation for that Distribution Date.

    "Class M-3 Realized Loss Amortization Amount" means as to the Class M-3 Certificates and as of any Distribution Date, the lesser of (x) the Unpaid Realized Loss Amount for the Class M-3 Certificates as of that Distribution Date and (y) the excess of (i) the Monthly Excess Cashflow Amount over (ii) the sum of the amounts described in clauses (i) through (xi) of the Monthly Excess Cashflow Allocation for that Distribution Date.

    "Class M-4 Realized Loss Amortization Amount" means as to the Class M-4 Certificates and as of any Distribution Date, the lesser of (x) the Unpaid Realized Loss Amount for the Class M-4 Certificates as of that Distribution Date and (y) the excess of (i) the Monthly Excess Cashflow Amount over (ii) the sum of the amounts described in clauses (i) through (xiv) of the Monthly Excess Cashflow Allocation for that Distribution Date.

    "Class M-5 Realized Loss Amortization Amount" means as to the Class M-5 Certificates and as of any Distribution Date, the lesser of (x) the Unpaid Realized Loss Amount for the Class M-5 Certificates as of that Distribution Date and (y) the excess of (i) the Monthly Excess Cashflow Amount over (ii) the sum of the amounts described in clauses (i) through (xvii) of the Monthly Excess Cashflow Allocation for that Distribution Date.

    "Class M-6 Realized Loss Amortization Amount" means as to the Class M-6 Certificates and as of any Distribution Date, the lesser of (x) the Unpaid Realized Loss Amount for the Class M-6 Certificates as of that Distribution Date and (y) the excess of (i) the Monthly Excess Cashflow Amount over (ii) the sum of the amounts described in clauses (i) through (xx) of the Monthly Excess Cashflow Allocation for that Distribution Date.

    "Class M-7 Realized Loss Amortization Amount" means as to the Class M-7 Certificates and as of any Distribution Date, the lesser of (x) the Unpaid Realized Loss Amount for the Class M-7 Certificates as of that Distribution Date and (y) the excess of (i) the Monthly Excess Cashflow Amount over (ii) the sum of the amounts described in clauses (i) through (xxiii) of the Monthly Excess Cashflow Allocation for that Distribution Date.

    "Class M-8 Realized Loss Amortization Amount" means as to the Class M-8 Certificates and as of any Distribution Date, the lesser of (x) the Unpaid Realized Loss Amount for the Class M-8 Certificates as of that Distribution Date and (y) the excess of (i) the Monthly Excess Cashflow Amount over (ii) the sum of the amounts described in clauses (i) through (xxvi) of the Monthly Excess Cashflow Allocation for that Distribution Date.

    "Class M-9 Realized Loss Amortization Amount" means as to the Class M-9 Certificates and as of any Distribution Date, the lesser of (x) the Unpaid Realized Loss Amount for the Class M-9 Certificates as of that Distribution Date and (y) the excess of (i) the Monthly Excess Cashflow Amount over (ii) the sum of the amounts described in clauses (i) through (xxix) of the Monthly Excess Cashflow Allocation for that Distribution Date.

    "Class B-1 Realized Loss Amortization Amount" means as to the Class B-1 Certificates and as of any Distribution Date, the lesser of (x) the Unpaid Realized Loss Amount for the Class B-1 Certificates as of that

Distribution Date and (y) the excess of (i) the Monthly Excess Cashflow Amount over (ii) the sum of the amounts described in clauses (i) through (xxxii) of the Monthly Excess Cashflow Allocation for that Distribution Date.

    "Realized Loss Amortization Amount" means each of the Class A-1B Realized Loss Amortization Amount, Class M-1 Realized Loss Amortization Amount, the Class M-2 Realized Loss Amortization Amount, the Class M-3 Realized Loss Amortization Amount, the Class M-4 Realized Loss Amortization Amount, the Class M-5 Realized Loss Amortization Amount, the Class M-6 Realized Loss Amortization Amount, the Class M-7 Realized Loss Amortization Amount, the Class M-8 Realized Loss Amortization Amount, the Class M-9 Realized Loss Amortization Amount and the Class B-1 Realized Loss Amortization Amount.

    "Unpaid Realized Loss Amount" means for the Class A-1B Certificates, any class of Class M Certificates and the Class B-1 Certificates and as to any Distribution Date, the excess of (x) the cumulative amount of related Applied Realized Loss Amounts allocated to that class for all prior Distribution Dates, as described under "--Allocation of Losses" above, over (y) the sum of (a) the cumulative amount of any Subsequent Recoveries allocated to that class, (b) the cumulative amount of related Realized Loss Amortization Amounts for that class for all prior Distribution Dates and (c) the cumulative amount of Unpaid Realized Loss Amounts reimbursed to such class for all prior Distribution Dates from the Swap Account.

Certificate Interest Rates

    Interest for each Distribution Date will accrue on the Offered Certificates and the Class B-1 Certificates during the related Interest Accrual Period at a per annum rate (the "Certificate Interest Rate") equal to the least of (i) One-Month LIBOR plus the applicable certificate margin set forth in the table beginning on page 6, (ii) the Pool Maximum Rate Cap (the lesser of (i) and (ii) for each such class, the "Pass-Through Rate") and (iii) the Pool Cap for such Distribution Date. During each Interest Accrual Period relating to the Distribution Dates after the Optional Termination Date, each of the certificate margins on the Offered Certificates and the Class B-1 Certificates will be "stepped-up" to the applicable certificate margin set forth in the table beginning on page 6 if the optional termination right is not exercised.

    The "Pool Cap" for any Distribution Date will be (a) a per annum rate (subject to adjustment based on the actual number of days elapsed in the related Interest Accrual Period) equal to the weighted average of the Net Mortgage Interest Rates for the Mortgage Loans, weighted on the basis of the Principal Balances of the Mortgage Loans as of the first day of the related Collection Period minus (b) a percentage, expressed as a per annum rate (subject to an adjustment based on the actual number of days elapsed in the related Interest Accrual Period), calculated as a fraction, the numerator of which is the sum of
(i) any Net Swap Payment owed to the Swap Provider and (ii) any Swap Termination Payment owed to the Swap Provider (other than any Swap Termination Payment resulting from a Swap Provider Trigger Event) and the denominator of which is the Pool Balance as of the first day of the related Collection Period.

    The "Pool Maximum Rate Cap" for any Distribution Date will be a (a) per annum rate (subject to adjustment based on the actual number of days elapsed in the related Interest Accrual Period) equal to the weighted average of the Net Maximum Mortgage Interest Rates for the Mortgage Loans, weighted on the basis of the Principal Balances of the Mortgage Loans as of the first day of the related Collection Period minus (b) a percentage, expressed as a per annum rate (subject to an adjustment based on the actual number of days elapsed in the related Interest Accrual Period), calculated as a fraction, the numerator of which is the sum of (i) any Net Swap Payment owed to the Swap Provider and (ii) any Swap Termination Payment owed to the Swap Provider (other than any Swap Termination Payment resulting from a Swap Provider Trigger Event), and the denominator of which is equal to the Pool Balance as of the first day of the related Collection Period plus (c) a percentage, expressed as a per annum rate (subject to adjustment based on the actual number of days elapsed in the related Interest Accrual Period), calculated as a fraction, the numerator of which is equal to any Net Swap Payment made by the Swap Provider and the denominator of which is equal to the Pool Balance as of the first day of the related Collection Period.

    The "Net Maximum Mortgage Interest Rate" for each Adjustable-Rate Mortgage Loan is the applicable Maximum Mortgage Interest Rate and for each Fixed-Rate Mortgage Loan is the Mortgage Interest Rate for such Mortgage Loan, in each case less the sum of (i) the Servicing Fee Rate and (ii) the Credit Risk Manager Fee Rate.

    If on any Distribution Date, the Accrued Certificate Interest for any Class is based on the Pool Cap, the excess of (i) the amount of interest such Class would have been entitled to receive on that Distribution Date based on its Pass-Through Rate over (ii) the amount of interest such Class received on that Distribution Date based on the Pool Cap, together with the unpaid portion of any such excess from prior Distribution Dates (and interest accrued thereon at the then applicable Pass-Through Rate on such Class) will be the "Cap Carryover Amount." Any Cap Carryover Amount may be paid on the same or future Distribution Dates from amounts that would otherwise generally be distributed on the Class CE Certificates, and then, to the extent remaining unpaid, from amounts in the Swap Account, as set forth herein under "--Distributions from the Swap Account." On the Closing Date, the Securities Administrator will establish the Cap Carryover Reserve Account ("Cap Carryover Reserve Account") pursuant to the Pooling and Servicing Agreement from which distributions of Monthly Excess Cashflow Amount in respect of Cap Carryover Amounts on the Offered Certificates and the Class B-1 Certificates will be made. The Cap Carryover Reserve Account will be an asset of the Trust but not of any REMIC.

    The Cap Carryover Reserve Account will be funded from amounts otherwise distributable to the Class CE Certificates under clause (xxxiv) of the Monthly Excess Cashflow Allocation. On each Distribution Date, amounts on deposit in the Cap Carryover Reserve Account will be distributed, sequentially, as follows:

    first, concurrently, to the Class A-1A, Class A-1B, Class A-2A and Class A-2B Certificates, pro rata (based on the Cap Carryover Amount for each such class), any Cap Carryover Amount for such class; and

    second, sequentially, to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9 and Class B-1 Certificates, any Cap Carryover Amount for such class.

Interest Rate Swap Agreement

    On or before the Closing Date, the Securities Administrator on behalf of the Trust will enter into an Interest Rate Swap Agreement with Credit Suisse International, as swap provider (the "Swap Provider"). With respect to any Distribution Date prior to and including the Distribution Date in October 2011, the Securities Administrator will deposit into the Swap Account certain amounts, if any, received from the Swap Provider and such amounts will be distributed as described under "--Distributions from the Swap Account." The Swap Account will be an asset of the Trust Fund but not of any REMIC.

    Under the Interest Rate Swap Agreement, with respect to any Distribution Date occurring prior to and including the Distribution Date in October 2011, the Trust will be obligated to pay to the Swap Provider a fixed amount equal to the product of (x) 4.48%, (y) the notional amount for that Distribution Date set forth on the table in Appendix D and (z) a fraction, the numerator of which is 30 (or, for the first Distribution Date, the number of days elapsed from the Closing Date to but excluding the first Distribution Date on a 30/360 basis), and the denominator of which is 360, and the Swap Provider will be obligated to pay to the Securities Administrator a floating amount equal to the product of
(x) one-month LIBOR (as determined pursuant to the Interest Rate Swap Agreement), (y) the notional amount for that Distribution Date set forth on the table in Appendix D and (z) a fraction, the numerator of which is the actual number of days elapsed from the previous Distribution Date to but excluding the current Distribution Date (or, for the first Distribution Date, the actual number of days elapsed from the Closing Date to but excluding the first Distribution Date), and the denominator of which is 360. A net payment will be required to be made on or before the business day prior to each Distribution Date (each such net payment, a "Net Swap Payment") (a) by the Trust, to the Swap Provider, to the extent that the fixed amount exceeds the corresponding floating amount, or (b) by the Swap Provider, to the Trust, to the extent that the floating amount exceeds the corresponding fixed amount.

    The initial notional amount for the Interest Rate Swap Agreement will be approximately $1,451,313,000. The Interest Rate Swap Agreement will terminate immediately after the Distribution Date in October 2011 unless terminated earlier upon the occurrence of a Swap Default, a Swap Early Termination or an Additional Termination Event.

    The respective obligations of the Swap Provider and the Securities Administrator to pay specified amounts due under the Interest Rate Swap Agreement will be subject to the following conditions precedent: (1) no Swap Default or event that, with the giving of notice or lapse of time or both, would become a Swap Default, in each case, in respect of the other party, shall have occurred and be continuing with respect to the Interest Rate Swap Agreement and (2) no Swap Early Termination has occurred nor has a termination date been effectively designated by the Swap Provider or the Securities Administrator under the Interest Rate Swap Agreement.

    Upon the occurrence of any Swap Default under the Interest Rate Swap Agreement, the non-defaulting party will have the right to designate an early termination date. With respect to Termination Events (including Additional Termination Events), an early termination date may be designated by one of the parties (as specified in the Interest Rate Swap Agreement) and will occur only upon notice, and in some circumstances, after any Affected Party has used reasonable efforts to transfer its rights and obligations under the Interest Rate Swap Agreement to a related entity within a specified period after notice has been given of the Termination Event, all as set forth in the Interest Rate Swap Agreement.

    Upon any Swap Early Termination, the Trust or the Swap Provider may be liable to make a Swap Termination Payment to the other party (regardless of which of the parties has caused the termination). The Swap Termination Payment will be based on the value of the Interest Rate Swap Agreement computed in accordance with the procedures set forth in the Interest Rate Swap Agreement taking into account the present value of the unpaid amounts that would have been owed to and by the Swap Provider under the remaining scheduled term of the Interest Rate Swap Agreement. In the event that the Trust is required to make a Swap Termination Payment, that payment will be paid from the Trust prior to the related Distribution Date (and in certain circumstances set forth in the Interest Rate Swap Agreement on the related Distribution Date), and, until paid in full, prior to any subsequent Distribution Dates.

    Any payments made to the Swap Provider by the Trust (other than a Swap Termination Payment resulting from a Swap Provider Trigger Event), are senior in priority to principal and interest distributions on the Certificates. Any Swap Termination Payment resulting from a Swap Provider Trigger Event owed by the Trust to the Swap Provider shall be paid by the Trust from funds deposited into the Swap Account after distributions to the Certificates (other than the Class CE and Residual Certificates) in accordance with the priorities set forth under "Description of the Certificates--Application of Monthly Excess Cashflow Amounts."

    Upon a Swap Early Termination, the Securities Administrator, at the direction of the Depositor and with the consent of the NIMS Insurer, if any, will seek a replacement swap provider to enter into a replacement interest rate swap agreement or similar agreement. To the extent the Trust receives a Swap Termination Payment from the Swap Provider, the Securities Administrator will apply, as set forth in the Pooling and Servicing Agreement, all or such portion of such Swap Termination Payment as may be required to the payment of amounts due to a replacement swap provider under a replacement interest rate swap agreement or similar agreement. However, to the extent any Replacement Swap Provider Payment is to be received by the Trust, the Securities Administrator will deposit such amount received from the replacement swap provider into the Swap Account. The Swap Provider that is being replaced will have first priority to those payments over certificateholders and the Trust will pay from the Swap Account to the Swap Provider the amount so received (to the extent a Swap Termination Payment has not been previously paid) immediately upon receipt. However, to the extent the Replacement Swap Provider Payment received by the Trust is less than the Swap Termination Payment owed to the Swap Provider being replaced, any remaining amounts will be paid to the Swap Provider on the subsequent Distribution Date in accordance with the priority of payments described under "Description of the Certificates --Distributions from the Swap Account."

    On or after the Closing Date and so long as the Rating Agency Condition has been satisfied, (i) the Trust may, with the consent of the Swap Provider, assign or transfer all or a portion of the Interest Rate Swap Agreement, (ii) the Swap Provider may, subject to certain limitations on assignment set forth in the Interest Rate Swap Agreement, assign its obligations under the Interest Rate Swap Agreement to any institution, (iii) to the extent set forth in the Interest Rate Swap Agreement, the Interest Rate Swap Agreement may be amended and/or (iv) the Interest Rate Swap Agreement may be terminated or replaced.

    For purposes of the foregoing, the following terms will have the respective meanings set forth below.

    "Affected Party" means an Affected Party as defined in the Interest Rate Swap Agreement.

    "Events of Default" under the Interest Rate Swap Agreement (each, a "Swap Default") include, among other things, the following events of default (in each case, as set forth in the Interest Rate Swap Agreement) under the

1992 International Swaps and Derivatives Association, Inc. Master Agreement (Multicurrency-Cross Border), dated the Closing Date (the "ISDA Master"), between the Swap Provider and the Securities Administrator:

    o   failure to pay or deliver;

    o bankruptcy and insolvency events with respect to the Trust and the Swap Provider;

    o a merger by the Swap Provider without an assumption of the obligations under the Interest Rate Swap Agreement;

    o   cross-default (in respect of the Swap Provider only);

    o   breach of agreement (in respect of the Swap Provider only);

    o   breach of representation (in respect of the Swap Provider only); and

    o   credit support default.

    "Rating Agency Condition" means, with respect to any particular proposed act or omission to act hereunder and each Rating Agency specified in connection with such proposed act or omission, that each such Rating Agency provides prior written confirmation that the proposed action or inaction would not cause a downgrade or withdrawal of the then-current rating of any Certificates.

    A "Swap Early Termination" means the occurrence of an early termination date under the Interest Rate Swap Agreement.

    A "Swap Provider Trigger Event" means any of the following events: (i) an Event of Default under the Interest Rate Swap Agreement with respect to which the Swap Provider is a Defaulting Party (as defined in the Interest Rate Swap Agreement) or (ii) a Termination Event or Additional Termination Event under the Interest Rate Swap Agreement with respect to which the Swap Provider is the sole Affected Party (as defined in the Interest Rate Swap Agreement).

    The "Swap Termination Payment" means the amount, if any, owed by the Trust or the Swap Provider upon a Swap Early Termination.

    A "Termination Event" under the Interest Rate Swap Agreement consists of the following events (in each case, as set forth in the Interest Rate Swap Agreement) under the ISDA Master:

    o illegality (which generally relates to changes in law causing it to become unlawful for either party to perform its obligations under the Interest Rate Swap Agreement),

    o a tax event (which generally relates to certain changes in law that result in one party receiving a payment under the Interest Rate Swap Agreement from which an amount has been deducted or withheld for or on account of taxes and for which that party is not grossed up, or with respect to which the other party is required to pay additional amounts),

    o a tax event upon merger (which generally relates to certain taxes being deducted or withheld from payments to either party following a merger of either party), and

    o a merger of the Swap Provider resulting in a surviving entity with a materially weaker credit.

    In addition, there are "Additional Termination Events" under the Interest Rate Swap Agreement consisting of the following events:

    o upon the payment in full of all the Offered Certificates and the Class B-1 Certificates or the irrevocable direction to dissolve or otherwise terminate the Trust (including, but not limited to, the optional termination of the Trust as described under "The Pooling and Servicing Agreement--Optional Termination" in this free writing prospectus) in which all assets of the Trust will be liquidated and the proceeds of such liquidation will be distributed to certificateholders,

    o if the Pooling and Servicing Agreement is amended or modified without the prior written consent of the Swap Provider where written consent is required, and

    o upon a First Trigger Ratings Termination Event or a Second Trigger Ratings Termination Event.

    It may also be an "Additional Termination Event" under the Interest Rate Swap Agreement if the Depositor determines at any time that it is required for purpose of compliance with Item 1115(b)(1) or (b)(2) of the Asset Backed Securities Regulation, 17 CFR ss.229 ("Regulation AB"), to disclose any financial data relating to the Swap Provider. If such determination is made, the Swap Provider will be required, at its own expense, to (a) provide to the Depositor the required financial data, (b) subject to rating agency requirements, select a successor swap provider who will provide the required financial data, (c) subject to rating agency requirements, obtain a guarantee from an affiliate, who will provide the required financial data or (d) deliver collateral pursuant to an ISDA Credit Support Annex in an amount sufficient to reduce the "significance percentage" below 10%. If the Swap Provider does not comply with the immediately preceding sentence, then it will be an Additional Termination Event and the Swap Provider or the Trust may be required to make a termination payment under the Interest Rate Swap Agreement.

    A "First Trigger Ratings Termination Event" will occur if (x) either Rating Agency downgrades the Swap Provider (or its guarantor) below the First Trigger Ratings Threshold of the Swap Provider (or its guarantor) and (y) none of the following events has occurred (except to the extent otherwise approved by the Rating Agencies):

    o within the time period specified in the Interest Rate Swap Agreement with respect to such downgrade, the Swap Provider transfers the Interest Rate Swap Agreement, in whole, but not in part, to a swap provider that satisfies the Second Trigger Ratings Threshold (in the case of S&P) and the First Trigger Ratings Threshold (in the case of Fitch) or whose present and future obligations under the Interest Rate Swap Agreement are guaranteed by a guarantor that satisfies the Second Trigger Ratings Threshold (in the case of S&P) and the First Trigger Ratings Threshold (in the case of Fitch), subject to certain other conditions set forth in the Interest Rate Swap Agreement;

    o within the time period specified in the Interest Rate Swap Agreement with respect to such downgrade, the Swap Provider collateralizes its exposure to the Trust pursuant to the ISDA Credit Support Annex entered into on the Closing Date by the Swap Provider and the Trust (the "ISDA Credit Support Annex"); or

    o within the time period specified in the Interest Rate Swap Agreement with respect to such downgrade, the obligations of the Swap Provider under the Interest Rate Swap Agreement are guaranteed by a person or entity that satisfies certain conditions set forth in the Interest Rate Swap Agreement, subject to certain other conditions set forth in the Interest Rate Swap Agreement.

    "First Trigger Ratings Threshold" means (a) with respect to a swap provider that is a Financial Institution or entity guaranteeing the obligations of such swap provider, a short-term unguaranteed, unsecured debt obligation rating, credit rating or counterparty rating of at least "A-1" by S&P or if such entity has no such short-term rating, a long-term senior, unsecured debt obligation rating, credit rating or counterparty rating of at least "A+" by S&P or (b) with respect to a swap provider or entity guaranteeing the obligations of such swap provider, either (i) such entity has both a long-term and a short-term rating by Fitch and (x) the unsecured, unguaranteed and otherwise unsupported long-term senior debt obligations of such entity are rated at least "A" by Fitch or (y) the unsecured, unguaranteed and otherwise unsupported short-term debt obligations of such entity are rated at least "F1" by Fitch or (ii) if such entity has no short-term rating from Fitch, the unsecured, unguaranteed and otherwise unsupported long-term senior debt obligations of such entity are rated at least "A" by Fitch.

    A "Second Trigger Ratings Termination Event" will occur if (x) either Rating Agency downgrades the Swap Provider (or its guarantor) below the Second Trigger Ratings Threshold or the Swap Provider (or its guarantor) has its rating by S&P or Fitch, as applicable, withdrawn and (y) neither of the following events has occurred (except to the extent otherwise approved by the Rating Agencies): (1) within the time period specified in the Interest Rate Swap Agreement with respect to such downgrade, the Swap Provider at its sole cost and expense transfers the Interest Rate Swap Agreement, in whole, but not in part, to a swap provider that satisfies the Second Trigger Ratings

Threshold (in the case of S&P) and the First Trigger Ratings Threshold (in the case of Fitch) or whose present and future obligations under the Interest Rate Swap Agreement are guaranteed by a guarantor that satisfies the Second Trigger Ratings Threshold (in the case of S&P) and the First Trigger Ratings Threshold (in the case of Fitch), subject to certain other conditions set forth in the Interest Rate Swap Agreement; or (2) within the time period specified in the Interest Rate Swap Agreement with respect to such downgrade, the obligations of the Swap Provider under the Interest Rate Swap Agreement are guaranteed by a person or entity that satisfies the Second Trigger Ratings Threshold (in the case of S&P) and the First Trigger Ratings Threshold (in the case of Fitch), subject to certain other conditions set forth in the Interest Rate Swap Agreement. Within the time period specified in the Interest Rate Swap Agreement and pending compliance with (1) or (2), the Swap Provider will be required to collateralize its exposure to the Trust pursuant to the ISDA Credit Support Annex.

    A "Second Trigger Ratings Threshold" means, with respect to a swap provider or entity guaranteeing the obligations of such swap provider, a rating satisfying (x) the S&P Required Ratings Threshold and (y) the Fitch Ratings Threshold.

    "S&P Required Ratings Threshold" means, with respect to a swap provider or entity guaranteeing the obligations of such swap provider, (x) if such entity is a Financial Institution, a short-term unsecured, unguaranteed and unsubordinated debt rating of at least "A-2" from S&P, or, if such entity does not have a short-term unsecured, unguaranteed and unsubordinated debt rating from S&P, a long-term unsecured and unsubordinated debt rating or counterparty rating of at least "BBB+" from S&P, or (y) if such entity is not a Financial Institution, a short-term unsecured, unguaranteed and unsubordinated debt rating of at least "A-1" from S&P, or, if such entity does not have a short-term unsecured, unguaranteed and unsubordinated debt rating from S&P, a long-term unsecured and unsubordinated debt rating or counterparty rating of at least "A+" from S&P.

    "Fitch Ratings Threshold" means, with respect to a swap provider or entity guaranteeing the obligations of such swap provider, (x) a short-term unsecured, unguaranteed and otherwise unsupported debt rating of at least "F2" by Fitch or
(y) a long-term unsecured, unguaranteed and otherwise unsupported debt rating of at least "BBB-" from Fitch.

    "Financial Institution" means a bank, broker/dealer, insurance company, structured investment company or derivative product company.

    The Trust will not be required to make any gross-up payments to the Swap Provider on account of any tax withholding.

    As of the date of this free writing prospectus, the maximum probable exposure to the Swap Provider under the Interest Rate Swap Agreement is less than 10% of the Pool Balance as of the Cut-off Date.

Distributions from the Swap Account

    The Swap Account will be administered by the Securities Administrator pursuant to the Pooling and Servicing Agreement. For any Distribution Date on which the Interest Rate Swap Agreement is in effect, the Securities Administrator will be required to deposit into a segregated trust account (the "Swap Account") established by the Securities Administrator, any Swap Termination Payment (including a Swap Termination Payment resulting from a Swap Provider Trigger Event) and any Net Swap Payment. Any Net Swap Payments and Swap Termination Payments (other than any Swap Termination Payment resulting from a Swap Provider Trigger Event) payable by the Trust on a Distribution Date (without duplication of any previously paid Replacement Swap Provider Payment) will be deducted from interest collections on the Mortgage Loans and, to the extent interest collections on the Mortgage Loans for such Distribution Date are insufficient to pay such amounts, from principal collections on the Mortgage Loans for such Distribution Date before any distributions on the Certificates for such Distribution Date. In addition, for any Distribution Date on which the Interest Rate Swap Agreement is in effect, any Swap Termination Payment resulting from a Swap Provider Trigger Event payable by the Trust will be deposited into the Swap Account pursuant to clause (xxxv) of the Monthly Excess Cashflow Allocation.

    On each Distribution Date (other than with respect to priorities first, second and eighth, which are distributed on the business day prior to each Distribution Date), to the extent required, following the distribution of the Monthly Excess Cashflow Amount as described under "--Application of Monthly Excess Cashflow Amounts" in this free writing prospectus and withdrawals from the Cap Carryover Reserve Account as described under "--Certificate Interest Rates," the Securities Administrator will distribute amounts on deposit in the Swap Account in the following order of priority:

    first, to the Swap Provider, any Net Swap Payment owed to the Swap Provider pursuant to the Interest Rate Swap Agreement for such Distribution Date;

    second, to the Swap Provider, any Replacement Swap Provider Payment owed to the replaced Swap Provider and, without duplication, any Swap Termination Payment (other than any Swap Termination Payment resulting from a Swap Provider Trigger Event) owed to the Swap Provider pursuant to the Interest Rate Swap Agreement for such Distribution Date;

    third, concurrently, to each class of Class A Certificates, the related Accrued Certificate Interest and Interest Carry Forward Amount remaining undistributed after the distributions of the Group 1 Interest Remittance Amount, the Group 2 Interest Remittance Amount and the Monthly Excess Cashflow Amount, on a pro rata basis, based on such respective remaining Accrued Certificate Interest and Interest Carry Forward Amount;

    fourth, sequentially, to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9 and Class B-1 Certificates, in that order, the related Accrued Certificate Interest and Interest Carry Forward Amount, to the extent remaining undistributed after the distributions of the Interest Remittance Amount and the Monthly Excess Cashflow Amount;

    fifth, to the holders of the class or classes of Certificates then entitled to receive distributions in respect of principal in the priority described under "--Principal Distributions" for such Distribution Date, but only to the extent necessary to restore the Overcollateralization Amount to the Targeted Overcollateralization Amount, after giving effect to payments made under "Description of the Certificates--Interest Distributions" and "--Principal Distributions";

    sixth, to the Offered Certificates and the Class B-1 Certificates, to pay Cap Carryover Amounts in the following order of priority, to the extent remaining undistributed after distributions are made from the Cap Carryover Reserve Account;

                (i) concurrently, to the Class A Certificates, pro rata (based on the remaining Cap Carryover Amount of each such Class) any remaining Cap Carryover Amount for such Class; and

                (ii) sequentially, to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9 and Class B-1 Certificates, in that order, any remaining Cap Carryover Amount for such Class;

    seventh, sequentially, to the Class A-1B, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9 and Class B-1 Certificates, in that order, to the extent of any remaining Unpaid Realized Loss Amounts for each such class after payment of the applicable Realized Loss Amortization Amounts from the Monthly Excess Cashflow Amount;

    eighth, to the Swap Provider, any Swap Termination Payment resulting from a Swap Provider Trigger Event (without duplication of any previously paid Replacement Swap Provider Payment); and

    ninth, to the Class CE Certificates, any remaining amounts.

    Notwithstanding the foregoing, in the event that the Trust receives a Swap Termination Payment, and a successor swap provider cannot be obtained, the Securities Administrator will be required to deposit the Swap Termination Payment into a reserve account which is a sub-account of the Swap Account. On each subsequent Distribution Date (so long as funds are available in the reserve account), the Securities Administrator will be required to withdraw from the reserve account and deposit into the Swap Account an amount equal to the amount of any Net Swap Payment that would have been due the Trust if the Interest Rate Swap Agreement had not been terminated (calculated in accordance with the terms of the Interest Rate Swap Agreement) and treat such amount as a Net Swap Payment for purposes of determining the distributions from the Swap Account. The remaining amount in the reserve account will remain in that account and will not be treated as a Swap Termination Payment for purposes of determining the distributions from the Swap Account until the final Distribution Date. We cannot assure you that the amount of the Swap Termination Payment deposited into the reserve account will be sufficient to enable the Securities Administrator to pay each Net Swap Payment that would have otherwise been payable by the Swap Provider on each subsequent Distribution Date.

    In the event that the Trust enters into a replacement Interest Rate Swap Agreement and the Trust is entitled to receive a payment from a replacement swap provider (such payment, a "Replacement Swap Provider Payment"), the Securities Administrator will deposit such Replacement Swap Provider Payment in to the Swap Account. Any Replacement Swap Provider Payment will be made from the Swap Account to the Swap Provider being replaced immediately upon receipt of such payment, regardless of whether the date of receipt is a Distribution Date. The Swap Provider being replaced will have first priority to any Replacement Swap Provider Payment or Swap Termination Payment (other than any Swap Termination Payment resulting from a Swap Provider Trigger Event) over the payment by the Trust to certificateholders; provided that the total amount paid to the Swap Provider as a Swap Termination Payment and Replacement Swap Provider Payment will not exceed an amount equal to the Swap Termination Payment.

    The Swap Account will not be an asset of any REMIC.

Calculation of One-Month LIBOR

    One-Month LIBOR for the first Distribution Date will be determined as of the date of this free writing prospectus and will be determined for each subsequent Distribution Date on the second business day prior to the immediately preceding Distribution Date (each such date, a "LIBOR Determination Date"). With respect to each Distribution Date, "One-Month LIBOR" will equal the interbank offered rate for one-month United States dollar deposits in the London market as quoted on Reuters Screen LIBOR01 Page as of 11:00 A.M., London time, on the related LIBOR Determination Date. "Reuters Screen LIBOR01" means the display currently so designated on the Reuters Monitor Money Rates Service (or such other page as may replace that page on that service for the purpose of displaying comparable rates or prices). If such rate does not appear on that page (or such other page as may replace that page on that service, or if such service is no longer offered, another service for displaying One-Month LIBOR or comparable rates as may be selected by the Securities Administrator), the rate will be the Reference Bank Rate. The "Reference Bank Rate" will be determined on the basis of the rates at which deposits in U.S. Dollars are offered by the reference banks (which shall be three major banks that are engaged in transactions in the London interbank market, selected by the Securities Administrator) as of 11:00 A.M., London time, on the related LIBOR Determination Date to prime banks in the London interbank market for a period of one month in amounts approximately equal to the aggregate Certificate Principal Balance of the Offered Certificates and the Class B-1 Certificates. The Securities Administrator will request the principal London office of each of the reference banks to provide a quotation of its rate. If at least two quotations are provided, the rate will be the arithmetic mean of the quotations. If on such date fewer than two quotations are provided as requested, the rate will be the arithmetic mean of the rates quoted by one or more major banks in New York City, selected by the Securities Administrator, as of 11:00 A.M., New York City time, on such date for loans in United States dollars to leading European banks for a period of one month in amounts approximately equal to the aggregate Certificate Principal Balance of the Offered Certificates and the Class B-1 Certificates. If no quotations can be obtained, the rate will be One-Month LIBOR for the prior Distribution Date.

    The establishment of One-Month LIBOR on each LIBOR Determination Date by the Securities Administrator and the Securities Administrator's calculation of the rate of interest applicable to the Offered Certificates and the Class B-1 Certificates for the related Interest Accrual Period shall (in the absence of manifest error) be final and binding.

                  YIELD, PREPAYMENT AND MATURITY CONSIDERATIONS

    The yields to maturity and weighted average lives of the Offered Certificates will depend upon, among other things, the price at which such Offered Certificates are purchased, the amount and timing of principal payments on the Mortgage Loans, the allocation of Available Funds to various classes of Offered Certificates and the Class B-1 Certificates, the amount and timing of mortgagor delinquencies and defaults on the applicable Mortgage Loans, the rate of liquidations and Realized Losses and the allocation of Realized Losses to various classes of Offered Certificates and the Class B-1 Certificates, the relationship between payments made by the Trust (if any) and payments made by the Swap Provider (if any) under the Interest Rate Swap Agreement.

    The rate of payment of principal, the aggregate amount of distributions and the yield to maturity of the Offered Certificates will be affected by the rate of defaults resulting in Realized Losses and by the severity and timing of these losses. If a purchaser of an Offered Certificate calculates its anticipated yield based on an assumed rate of default and amount of Realized Losses that is lower than the default rate and amount of losses actually incurred, its actual yield to maturity will be lower than the yield calculated. The timing of Realized Losses will also affect an investor's actual yield to maturity, even if the average rate of defaults and severity of losses are consistent with an investor's expectations. In general, the earlier a loss occurs, the greater the effect on an investor's yield to maturity. There can be no assurance as to the delinquency, foreclosure or loss experience of the Mortgage Loans. The Mortgage Loans may have a greater than normal risk of future defaults and delinquencies, as compared to newly originated, high quality one- to four-family residential mortgage loans of comparable size and geographic concentration because the Mortgage Loans are of subprime credit quality. See "Risk Factors-- Recent developments in the residential mortgage market may adversely affect the performance or market value of your certificates" and "Credit quality of subprime mortgage loans and less stringent underwriting standards applicable to subprime mortgage loans and the resultant potential for delinquencies on the mortgage loans could lead to losses on your certificates" in this free writing prospectus and "Risk Factors--Risks Associated with the Assets--Subprime Mortgage Loans May Experience Greater Rates of Delinquency and Foreclosure" in the prospectus.

    The rate of principal payments, the aggregate amount of distributions and the yields to maturity of the Offered Certificates will be related to the rate and timing of payments of principal on the applicable Mortgage Loans. The rate of principal payments on the Mortgage Loans will in turn be affected by the amortization schedules of the Mortgage Loans and by the rate of principal prepayments (including for this purpose prepayments resulting from refinancing, liquidations of the Mortgage Loans due to defaults, casualties or condemnations and repurchases by the Sponsor, the Originator or the Servicer). Because certain of the Mortgage Loans contain prepayment charges, the rate of principal payments may be less than the rate of principal payments for mortgage loans which did not have prepayment charges. The Mortgage Loans are subject to the "due-on-sale" provisions in the related Mortgage Notes. See "Yield Considerations" in the prospectus.

    Unscheduled payments of principal (whether resulting from prepayments, liquidations, casualties, condemnations, repurchases due to breaches of representations and warranties, or purchase in connection with optional termination) will result in distributions on the related Offered Certificates of principal amounts which would otherwise be distributed over the remaining terms of the Mortgage Loans. Since the rate of payment of principal on the Mortgage Loans will depend on future events and a variety of other factors, no assurance can be given as to such rate or the rate of principal prepayments. The extent to which the yield to maturity of a class of Offered Certificates may vary from the anticipated yield will depend upon the degree to which such class of Offered Certificates is purchased at a discount or premium, and the degree to which the timing of payments thereon is sensitive to prepayments, liquidations and purchases of the applicable Mortgage Loans. Further, an investor should consider the risk that, in the case of any Offered Certificate purchased at a discount, a slower than anticipated rate of principal payments (including prepayments) on the applicable Mortgage Loans could result in an actual yield to such investor that is lower than the anticipated yield and, in the case of any Offered Certificate purchased at a premium, a faster than anticipated rate of principal payments on the applicable Mortgage Loans could result in an actual yield to such investor that is lower than the anticipated yield.

    The rate of principal payments (including prepayments) on pools of mortgage loans may vary significantly over time and may be influenced by a variety of economic, geographic and other factors, including changes in mortgagors' housing needs, job transfers, unemployment, mortgagors' net equity in the mortgaged properties and servicing decisions. In general, if prevailing interest rates were to fall significantly below the Mortgage Interest Rates on the Mortgage Loans, such Mortgage Loans could be subject to higher prepayment rates than if prevailing interest rates were to remain at or above the Mortgage Interest Rates on such Mortgage Loans. Conversely, if prevailing interest rates were to rise significantly, the rate of prepayments on such Mortgage Loans would generally be expected to decrease. As is the case with the Fixed-Rate Mortgage Loans, the Adjustable-Rate Mortgage Loans may be subject to a greater rate of principal prepayments in a low interest rate environment. For example, if prevailing interest rates were to fall, mortgagors with adjustable-rate mortgage loans may be inclined to refinance their adjustable-rate mortgage loans with a fixed-rate loan to "lock in" a lower interest rate. The existence of the applicable Periodic Rate Cap and Maximum Mortgage Interest Rate also may affect the likelihood of prepayments resulting from refinancings. No assurances can be given as to the rate of prepayments on the Mortgage Loans in stable or changing interest rate environments. In addition, the delinquency and loss experience of the Adjustable-Rate Mortgage Loans may differ from that on the Fixed-Rate Mortgage Loans because the amount of the Monthly Payments on the Adjustable-Rate Mortgage Loans are subject to adjustment on each Adjustment Date. The Adjustable-Rate Mortgage Loans will not have their initial Adjustment Date for periods ranging from 6 months to ten years after their origination. The Adjustable-Rate Mortgage Loans may be subject to greater rates of prepayment as they approach their initial Adjustment Dates even if market interest rates are only slightly higher or lower than the Mortgage Interest Rates on such Adjustable-Rate Mortgage Loans as borrowers seek to avoid changes in their Monthly Payments.

    The weighted average life and yield to maturity of each class of Certificates will also be influenced by the amount of Monthly Excess Cashflow Amounts generated by the Mortgage Loans and applied in reduction of the Certificate Principal Balances of such Certificates. The level of Monthly Excess Cashflow Amounts available on any Distribution Date to be applied in reduction of the Certificate Principal Balances of the Certificates will be influenced by, among other factors, (i) the overcollateralization level of the Mortgage Loans at such time (i.e., the extent to which interest on the Mortgage Loans is accruing on a higher Principal Balance than the aggregate Certificate Principal Balance of the Certificates); (ii) the delinquency and default experience of the Mortgage Loans; and (iii) the level of the Index for the Adjustable-Rate Mortgage Loans. To the extent that greater amounts of Monthly Excess Cashflow Amounts are distributed in reduction of the Certificate Principal Balance of a class of Certificates, the weighted average life thereof can be expected to shorten. No assurance can be given as to the amount of Monthly Excess Cashflow Amounts distributed at any time or in the aggregate.

    The Class M and Class B-1 Certificates are not expected to receive any principal distributions until at least the Distribution Date in November 2010 (unless the aggregate Certificate Principal Balance of the Senior Certificates is reduced to zero prior thereto). As a result, the weighted average lives of the Class M and Class B-1 Certificates will be longer than would have been the case if principal distributions were to be made on a pro rata basis. The longer weighted average lives may increase the risk that an Applied Realized Loss Amount will be allocated to one or more classes of Class M Certificates and the Class B-1 Certificates.

Weighted Average Lives

    The timing of changes in the rate of principal prepayments on the Mortgage Loans may significantly affect an investor's actual yield to maturity, even if the average rate of principal prepayments is consistent with such investor's expectation. In general, the earlier a principal prepayment on the Mortgage Loans occurs, the greater the effect of such principal prepayment on an investor's yield to maturity. The effect on an investor's yield of principal prepayments occurring at a rate higher (or lower) than the rate anticipated by the investor during the period immediately following the issuance of the Offered Certificates may not be offset by a subsequent like decrease (or increase) in the rate of principal prepayments.

    The projected weighted average life of any class of Offered Certificates is the average amount of time that will elapse from the Closing Date, until each dollar of principal is scheduled to be repaid to the investors in such class of Offered Certificates. Because it is expected that there will be prepayments and defaults on the Mortgage Loans, the actual weighted average lives of the classes of Offered Certificates are expected to vary substantially from the weighted average remaining terms to stated maturity of the Mortgage Loans as set forth in the tables in this free writing prospectus under "Summary of Free Writing Prospectus."

    Prepayments on mortgage loans are commonly measured relative to a prepayment model or standard. The prepayment models used in this free writing prospectus (the "Prepayment Assumptions") are based on an assumed rate of prepayment each month of the then unpaid principal balance of two hypothetical pools of mortgage loans similar to the Mortgage Loans.

    For the Fixed-Rate Mortgage Loans, the Prepayment Assumption is the "Fixed-Rate Prepayment Curve" or "FRM PPC," which assumes a prepayment rate of 2.30% CPR per annum of the then-outstanding principal balance of a hypothetical pool of fixed-rate mortgage loans in the first month of the life of such mortgage loans and an additional 2.30% per annum in each month thereafter until 23% CPR is reached in the tenth month. Beginning in the tenth month and in each month thereafter during the life of such mortgage loans, FRM PPC assumes a constant prepayment rate of 23% CPR per annum each month.

    For the Adjustable-Rate Mortgage Loans, the Prepayment Assumption is the "Adjustable-Rate Prepayment Curve" or "ARM PPC," which assumes a prepayment rate of 5% CPR per annum of the then-outstanding principal balance of a hypothetical pool of adjustable rate mortgage loans in the first month of the life of such mortgage loans and an additional approximate 2.273% (precisely 25%/11) per annum in each month thereafter until 30% CPR is reached in the twelfth month. Beginning in the twelfth month, ARM PPC assumes a constant prepayment rate of 30% CPR per annum each month until the twenty-fifth month is reached. Beginning in the twenty-fifth month, ARM PPC assumes a constant prepayment rate of 60% CPR per annum each month until the twenty-eighth month is reached. Beginning in the twenty-eighth month and in each month thereafter during the life of such mortgage loans, ARM PPC assumes a constant prepayment rate of 35% CPR per annum each month. Notwithstanding the foregoing, CPR is capped at 90% with respect to all of the decrement tables.

    "CPR" represents a constant assumed rate of principal prepayment each month relative to the then-outstanding principal balance of a pool of mortgage loans for the life of such mortgage loans. No Prepayment Assumption purports to be a historical description of prepayment experience or a prediction of the anticipated rate of prepayment of any pool of mortgage loans, including the Mortgage Loans.

    The decrement tables set forth in Appendix B were prepared on the basis of the Structuring Assumptions in the following paragraph. There may be certain differences between the loan characteristics included in such assumptions and the characteristics of the actual Mortgage Loans. Any such discrepancy may have an effect upon the percentages of original Certificate Principal Balances outstanding and weighted average lives of the Offered Certificates set forth in the decrement tables. In addition, since the actual Mortgage Loans in the Trust Fund will have characteristics that differ from those assumed in preparing the table in Appendix C, the distributions of principal of the Offered Certificates may be made earlier or later than indicated in the tables.

    The percentages and weighted average lives in the decrement tables were determined using the following assumptions collectively (the "Structuring Assumptions"): (i) the Mortgage Loans have the characteristics set forth in the table in Appendix C, (ii) the closing date for the Offered Certificates occurs on November 5, 2007 and the Offered Certificates are sold to investors on such date, (iii) distributions on the Certificates are made on the 25th day of each month regardless of the day on which the Distribution Date actually occurs, commencing in November 2007, in accordance with the allocation of Available Funds set forth above under "Description of the Certificates," (iv) the Mortgage Loans prepay in accordance with the Prepayment Assumptions indicated, (v) the Sponsor and the Originator are not required to substitute or repurchase, as applicable, any of the Mortgage Loans pursuant to the Pooling and Servicing Agreement, the Mortgage Loan Purchase Agreement or the WMC Mortgage Loan Purchase Agreement, as applicable, and no optional termination is exercised (except with respect to the entries identified by the row heading "Weighted Avg. Life to Optional Termination Date" in the tables in Appendix B), (vi) the Targeted Overcollateralization Amount is set initially as specified herein and thereafter decreases as described in the definition thereof, (vii) scheduled payments for all Mortgage Loans are received on the Due Date commencing in November 2007, the principal portion of such payments is computed prior to giving effect to prepayments received in such month and there are no losses or delinquencies with respect to such Mortgage Loans, (viii) all Mortgage Loans prepay at the same rate and all such payments are treated as prepayments in full of individual Mortgage Loans, with no Prepayment Interest Shortfalls, (ix) such prepayments are received on the last day of each month commencing in October 2007, (x) the Servicing Fee Rate is 0.50% per annum and the Credit Risk Manager Fee Rate is 0.015% per annum, (xi) One-Month LIBOR is at all times equal to 4.793%, (xii) the Certificate Interest Rates for the Offered Certificates are calculated as described above under "Description of the Certificates--Certificate Interest Rates," based upon assumed margins for each Offered Certificate, (xiii) the Mortgage Interest Rate for each Adjustable-Rate Mortgage Loan (which are indicated as such in Appendix C with the designation ARM under the column Interest Type) adjusts on its next Adjustment Date (and on subsequent Adjustment Dates, if necessary) to equal the sum of (a) the assumed level of the Index and (b) the respective Gross Margin (this sum subject to the applicable Periodic Rate Caps, Minimum Mortgage Interest Rates and Maximum Mortgage Interest Rates), (xiv) with respect to the Adjustable-Rate Mortgage Loans, Six-Month LIBOR is at all times equal to 4.832% and (xv) the Net Swap Payment is calculated as described under "Description of the Certificates--Interest Rate Swap Agreement" and no Swap Termination Payment is made. Nothing contained in the foregoing assumptions should be construed as a representation that the Mortgage Loans will not experience delinquencies or losses.

    Based on the foregoing Structuring Assumptions, the decrement tables set forth in Appendix B indicate the projected weighted average lives of each class of Offered Certificates and set forth the percentages of the original Certificate Principal Balance of each such class that would be outstanding after each of the dates shown at the indicated percentages of the applicable Prepayment Assumption.

                         FEDERAL INCOME TAX CONSEQUENCES

General

    The Pooling and Servicing Agreement provides that designated portions of the Trust Fund will comprise multiple real estate mortgage investment conduits (each, a "REMIC") organized in a tiered REMIC structure consisting of one or more lower-tier REMICs and one or more upper-tier REMICs (each, a "Trust REMIC"). The lower-tier REMICs will issue uncertificated regular interests and those interests will be held by the Trust REMIC above it in the tiered structure. Each of the Trust REMICs will designate a single class of interests as the residual interest in that REMIC. Elections will be made to treat each of the Trust REMICs as a REMIC for federal income tax purposes. Each class of Offered Certificates (exclusive of the right to receive payments from the Swap Account or the obligation to make payments to the Swap Account) will represent beneficial ownership of the corresponding class of regular interests issued by the related Trust REMIC. The Trust Fund will also include a grantor trust that will hold the uncertificated interests in the related Trust REMIC and the Basis Risk Arrangements, as defined below.

    The Offered Certificates will represent beneficial ownership of the corresponding class of regular interests issued by the related Trust REMIC and of the right to receive Cap Carryover Amounts from amounts otherwise distributable to the Class CE Certificates as part of the Monthly Excess Cashflow Amount or from the Swap Account. Holders of the Offered Certificates must allocate their basis between their regular interest and their right to receive such Cap Carryover Amounts as set forth below under "--Taxation of Basis Risk Arrangements."

    Upon the issuance of the Offered Certificates, Cadwalader, Wickersham & Taft LLP will deliver its opinion to the effect that, assuming compliance with the Pooling and Servicing Agreement, for federal income tax purposes, each of the Trust REMICs will qualify as a REMIC within the meaning of Section 860D of the Internal Revenue Code of 1986, as amended (the "Code") and the portion of the Trust Fund exclusive of the Trust REMICs will qualify as a grantor trust under subpart E, Part 1 of subchapter J of the Code.

Taxation of Regular Interests

    For federal income tax reporting purposes, the regular interest portion of the classes of Offered Certificates may be treated as having been issued with original issue discount ("OID"). The Prepayment Assumption that will be used in determining the rate of accrual of original issue discount, premium and market discount, if any, for federal income tax purposes will be based on the assumption that subsequent to the date of any determination the Mortgage Loans will prepay at a constant rate of 100% ARM PPC with respect to the Adjustable-Rate Mortgage Loans and 100% FRM PPC with respect to the Fixed-Rate Mortgage Loans. No representation is made that the Mortgage Loans will prepay at such rate or at any other rate. See "Federal Income Tax Consequences--REMICs--Taxation of Owners of Regular Securities--Original Issue Discount" in the prospectus.

    The IRS has issued regulations (the "OID Regulations") under Sections 1271 to 1275 of the Code generally addressing the treatment of debt instruments issued with original issue discount. Purchasers of the Offered Certificates should be aware that the OID Regulations do not adequately address certain issues relevant to, or are not applicable to, securities such as the Offered Certificates. Because of the uncertainty concerning the application of Section 1272(a)(6) of the Code to such Certificates, and because the rules of the OID Regulations are limited in their application in ways that could preclude their application to such Certificates even in the absence of Section 1272(a)(6) of the Code, the IRS could assert that the Offered Certificates should be treated as issued with original issue discount or should be governed by the rules applicable to debt instruments having contingent payments or by some other manner not yet set forth in regulations. Prospective purchasers of the Offered Certificates are advised to consult their tax advisors concerning the tax treatment of such Certificates.

    Each holder of an Offered Certificate is deemed to own an undivided beneficial ownership interest in a REMIC regular interest (the "Regular Interest component") and the right to receive payments from the Cap Carryover

Reserve Account and the Swap Account in respect of the related Cap Carryover Amount or the obligation to make payments to the Swap Account (the "Basis Risk component"). Holders of the Offered Certificates must allocate their basis between their Regular Interest component and their Basis Risk component as set forth below under "--Taxation of the Basis Risk Arrangements." The Cap Carryover Reserve Account, the Interest Rate Swap Agreement and the Swap Account are not assets of any Trust REMIC. The Regular Interest component corresponding to an Offered Certificate generally will be entitled to receive interest and principal payments at the times and in the amounts equal to those made on the certificate to which it corresponds, except that (i) the maximum interest rate of that Regular Interest component will equal the lesser of the Pool Cap or Pool Maximum Rate Cap computed without regard to any Swap Termination Payment and (ii) any Swap Termination Payment will be treated as being payable first from Monthly Excess Cashflow Amounts and second from amounts distributed on the Regular Interests. As a result of the foregoing, the amount of distributions on the Regular Interest component corresponding to an Offered Certificate may exceed the actual amount of distributions on the Offered Certificate.

    The Regular Interest components of the Offered Certificates (but not the Basis Risk components) generally will be treated as assets described in Section 7701(a)(19)(C) of the Code for a domestic building and loan association and "real estate assets" under Section 856(c)(5)(B) of the Code for a real estate investment trust (a "REIT"), in the same proportion that the assets in the Trust Fund would be so treated. In addition, interest on the Offered Certificates generally will be treated as "interest on obligations secured by mortgages on real property" under Section 856(c)(3)(B) of the Code for a REIT, to the extent that the Offered Certificates are treated as "real estate assets" under Section 856(c)(5)(B) of the Code. See "Federal Income Tax Consequences--REMICs--Characterization of Investments in REMIC Securities" in the prospectus. If more than 95% of the Regular Interest components and income qualify for these treatments, the Regular Interest components generally will qualify for such treatments in their entirety. However, no portion of an offered certificateholder's basis or income allocable to a Basis Risk component will qualify for such treatment. As a result, the Offered Certificates are not suitable investments for inclusion in another REMIC.

Taxation of the Basis Risk Arrangements

    General. Each holder of an Offered Certificate will be treated for federal income tax purposes as having entered into a notional principal contract pursuant to its rights to receive payment with respect to Cap Carryover Amounts from the Cap Carryover Reserve Account and the obligation to make certain payments to the Swap Account on the date it purchases its Certificates. The rights to receive or the obligation to make such payments (referred to as the "Basis Risk Arrangements") are beneficially owned by holders of Offered Certificates in the portion of the Trust Fund, exclusive of the Trust REMICs, which is treated as a grantor trust for federal income tax purposes. The Internal Revenue Service (the "IRS") has issued final regulations under Section 446 of the Code relating to notional principal contracts (the "Swap Regulations").

    In general, the holders of the Offered Certificates must allocate the price they pay for the Offered Certificates between the Regular Interest component and the applicable Basis Risk component based on their relative fair market values. To the extent rights to receive payments are determined to have a value on the Closing Date that is greater than zero, a portion of such purchase price will be allocable to such rights, and such portion will be treated as a cap premium (the "Cap Premium") paid by the holders of the applicable Offered Certificates. A holder of an Offered Certificate will be required to amortize the Cap Premium under a level payment method as if the Cap Premium represented the present value of a series of equal payments made over the life of the applicable Basis Risk Arrangement (adjusted to take into account decreases in notional principal amount), discounted at a rate equal to the rate used to determine the amount of the Cap Premium (or some other reasonable rate). Prospective purchasers of Offered Certificates are encouraged to consult their own tax advisors regarding the appropriate method of amortizing any Cap Premium. The Swap Regulations treat a nonperiodic payment made under a notional principal contract as a loan for federal income tax purposes if the payment is "significant." It is not known whether any Cap Premium would be treated in part as a loan under the Swap Regulations.

    Under the Swap Regulations (i) all taxpayers must recognize periodic payments with respect to a notional principal contract under the accrual method of accounting, and (ii) any periodic payments received under the applicable Basis Risk components must be netted against payments, if any, deemed made as a result of the Cap Premiums or periodic payments made by the related Offered Certificates over the recipient's taxable year, rather than accounted for on a gross basis. Net income or deduction with respect to net payments under a notional principal contract for a taxable year should constitute ordinary income or ordinary deduction. The IRS could contend the amount is capital gain or loss, but such treatment is unlikely, at least in the absence of further regulations. Any regulations requiring capital gain or loss treatment presumably would apply only prospectively. Individuals may be limited in their ability to deduct any such net deduction and are encouraged to consult their tax advisors prior to investing in the Offered Certificates.

    Any payments made to a beneficial owner of an Offered Certificate in excess of the amounts payable on the corresponding Regular Interest component will be treated as having been received as a payment on a notional principal contract. To the extent the sum of such periodic payments for any year exceeds that year's amortized cost of any Cap Carryover Amounts, such excess represents net income for that year. Conversely, to the extent that the amount of that year's amortized cost exceeds the sum of the periodic payments, such excess shall represent a net deduction for that year. In addition, any amounts payable on such Regular Interest component in excess of the amount of payments on the Offered Certificate to which it relates will be treated as having been received by the beneficial owners of such Certificates and then paid by such owners to the Class CE Certificates for payment to the Swap Provider pursuant to the Interest Rate Swap Agreement, and such excess should be treated as a periodic payment on a notional principal contract that is made by the beneficial owner during the applicable taxable year and that is taken into account in determining the beneficial owner's net income or net deduction with respect to any Cap Carryover Amounts for such taxable year.

    A beneficial owner's ability to recognize a net deduction with respect to the Basis Risk component is limited under Sections 67 and 68 of the Code in the case of (i) estates and trusts and (ii) individuals owning an interest in such component directly or through a "pass-through entity" (other than in connection with such individual's trade or business). Pass-through entities include partnerships, S corporations, grantor trusts and non-publicly offered regulated investment companies, but do not include estates, nongrantor trusts, cooperatives, real estate investment trusts and publicly offered regulated investment companies. Further, such a beneficial owner will not be able to recognize a net deduction with respect to the Basis Risk component in computing the beneficial owner's alternative minimum tax liability.

    Any amount of proceeds from the sale, redemption or retirement of an Offered Certificate that is considered to be allocated to rights under a Basis Risk Arrangement would be considered a "termination payment" under the Swap Regulations. It is anticipated that the Securities Administrator will account for any termination payments for reporting purposes in accordance with the Swap Regulations, as described below.

    Termination Payments. Any amount of sales proceeds that is considered to be allocated to the selling beneficial owner's rights under the applicable Basis Risk Arrangement in connection with the sale or exchange of an Offered Certificate would be considered a "termination payment" under the Swap Regulations allocable to that Offered Certificate. A holder of an Offered Certificate will have gain or loss from such a termination of a Basis Risk Arrangement equal to (i) any termination payment it received or is deemed to have received minus (ii) the unamortized portion of any Cap Premium paid (or deemed paid) by the beneficial owner upon entering into or acquiring its interest in a Basis Risk Arrangement.

    Gain or loss realized upon the termination of a Basis Risk Arrangement will generally be treated as capital gain or loss. Moreover, in the case of a bank or thrift institution, Code Section 582(c) would likely not apply to treat such gain or loss as ordinary.

REMIC Taxes and Reporting

    It is not anticipated that the Trust Fund will engage in any transactions that would subject it to the prohibited transactions tax as defined in Section 860F(a)(2) of the Code, the contributions tax as defined in Section 860G(d) of the Code or the tax on net income from foreclosure property as defined in
Section 860G(c) of the Code. However, in the event that any such tax is imposed on the Trust Fund, such tax will be borne (i) by the Securities Administrator, if the Securities Administrator has breached its obligations with respect to REMIC compliance under the Agreement, (ii) the Servicer, if the Servicer has breached its obligations with respect to REMIC compliance under the Agreement, and (iii) otherwise by the Trust Fund, with a resulting reduction in amounts otherwise distributable to Holders of the Offered Certificates. See "Description of the Securities--General" and "Federal Income Tax Consequences--REMICs--Taxes That May Be Imposed on the REMIC Pool--Prohibited Transactions" in the prospectus.

    The responsibility for filing annual federal information returns and other reports will be borne by the Securities Administrator. See "Federal Income Tax Consequences--REMICs--Taxes That May Be Imposed on the REMIC
Pool--Administrative Matters" in the prospectus.

    For further information regarding the federal income tax consequences of investing in the Offered Certificates, see "Federal Income Tax
Consequences--REMICs" in the prospectus.

                              ERISA CONSIDERATIONS

    Section 406 of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), prohibits "parties in interest" with respect to an employee benefit plan subject to ERISA and/or a plan or other arrangement subject to the excise tax provisions set forth under Section 4975 of the Code (each of the foregoing, an "ERISA Plan") from engaging in certain transactions involving such ERISA Plan and its assets unless a statutory, regulatory or administrative exemption applies to the transaction. Section 4975 of the Code imposes certain excise taxes on prohibited transactions involving plans described under that Section; ERISA authorizes the imposition of civil penalties for prohibited transactions involving plans not covered under Section 4975 of the Code. Any ERISA Plan fiduciary which proposes to cause an ERISA Plan to acquire any of the Offered Certificates is encouraged to consult with its counsel with respect to the potential consequences under ERISA and the Code of the ERISA Plan's acquisition and ownership of such Certificates. See "ERISA Considerations" in the prospectus.

    Certain employee benefit plans, including governmental plans and certain church plans (collectively with ERISA Plans, "Plans"), are not subject to ERISA's requirements. However, such plans may be subject to the provisions of other applicable federal, state or local law ("Similar Law") materially similar to the foregoing provisions of ERISA and the Code. Any such plan which is qualified and exempt from taxation under Sections 401(a) and 501(a) of the Code may nonetheless be subject to the prohibited transaction rules set forth in
Section 503 of the Code.

    Except as noted above, investments by Plans are subject to ERISA's general fiduciary requirements, including the requirement of investment prudence and diversification and the requirement that a Plan's investments be made in accordance with the documents governing the Plan. A fiduciary which decides to invest the assets of a Plan in the Offered Certificates should consider, among other factors, the extreme sensitivity of the investments to the rate of principal payments (including prepayments) on the Mortgage Loans.

    The U.S. Department of Labor has extended to the Underwriter an administrative exemption (the "Exemption") from certain of the prohibited transaction rules of ERISA and the related excise tax provisions of Section 4975 of the Code with respect to the initial purchase, the holding and the subsequent resale by Plans of certificates in pass-through trusts that consist of certain receivables, loans and other obligations that meet the conditions and requirements of the Exemption. The Exemption can apply to certificates in a pass-through trust holding mortgage loans, and the Exemption may apply to the Offered Certificates.

    Among the conditions that must be satisfied for the Exemption to apply are the following:

                (a) the acquisition of the certificates by a Plan is on terms (including the price for the certificates) that are at least as favorable to the Plan as they would be in an arm's length transaction with an unrelated party;

                (b) the certificates acquired by the Plan are not subordinated to any other class of certificates issued by the trust and have received a rating at the time of such acquisition that is one of the two highest generic rating categories from S&P, Moody's Investors Service, Inc., Fitch or DBRS (collectively, the "Exemption Rating Agencies");

                (c) the trustee must not be an affiliate of any other member of the Restricted Group (as defined below), other than an underwriter;

                (d) the sum of all payments made to and retained by an underwriter in connection with the distribution of the certificates represents not more than reasonable compensation for underwriting the certificates; the sum of all payments made to and retained by the seller pursuant to the assignment of the loans to the trust represents not more than the fair market value of such loans; the sum of all payments made to and retained by the servicer represents not more than reasonable compensation for such person's services under the agreement pursuant to which the loans are pooled and reimbursements of such person's reasonable expenses in connection therewith; and

                (e) the Plan investing in the certificates is an "accredited investor" as defined in Rule 501(a)(1) of Regulation D of the Securities and Exchange Commission under the Securities Act of 1933, as amended (the "Act").

    The trust must also meet the following requirements:

            (i) the corpus of the trust must consist solely of assets of the type that have been included in other investment pools;

            (ii) certificates in such other investment pools must have been rated in one of the two highest generic rating categories by an Exemption Rating Agency for at least one year prior to the Plan's acquisition of certificates; and

            (iii) certificates evidencing interests in such other investment pools must have been purchased by investors other than Plans for at least one year prior to any Plan's acquisition of the certificates.

    Moreover, the Exemption provides relief from certain self-dealing/conflict of interest prohibited transactions that may occur when the Plan fiduciary causes a Plan to acquire certificates in a trust holding receivables as to which the fiduciary (or its affiliate) is an obligor provided that, among other requirements, (i) in the case of an acquisition in connection with the initial issuance of certificates, at least fifty percent (50%) of each class of certificates in which Plans have invested is acquired by persons independent of the Restricted Group; (ii) such fiduciary (or its affiliate) is an obligor with respect to five percent (5%) or less of the fair market value of the obligations contained in the trust; (iii) a Plan's investment in certificates of any class does not exceed twenty-five percent (25%) of all of the certificates of that class outstanding at the time of the acquisition; and (iv) immediately after the acquisition, no more than twenty-five percent (25%) of the assets of any Plan with respect to which such person is a fiduciary are invested in certificates representing an interest in one or more trusts containing assets sold or serviced by the same entity. The Exemption does not apply to Plans sponsored by the Underwriter, the Trustee, the Securities Administrator, the Master Servicer, the Servicer, the Swap Provider, any obligor with respect to Mortgage Loans included in the Trust constituting more than five percent of the aggregate unamortized principal balance of the assets in the Trust, or any affiliate of such parties (the "Restricted Group").

    For so long as the holder of an Offered Certificate also holds an interest in the Interest Rate Swap Agreement, the holder will be deemed to have acquired and be holding the Offered Certificate without the right to receive payments from the Interest Rate Swap Agreement and, separately, the right to receive payments from the Interest Rate Swap Agreement. A holder's rights with respect to the Interest Rate Swap Agreement are not covered by the Exemption. However, certain other exemptions may apply. Accordingly, no Plan or other person using assets of a Plan may acquire or hold an Offered Certificate while the Interest Rate Swap Agreement is in existence, unless (1) such Plan is an accredited investor within the meaning of the Exemption and (2) such acquisition or holding is eligible for the exemptive relief available under Department of Labor Prohibited Transaction Class Exemption 84-14 (for transactions by independent "qualified professional asset managers"), 91-38 (for transactions by bank collective investment funds), 90-1 (for transactions by insurance company pooled separate accounts), 95-60 (for transactions by insurance company general accounts) or 96-23 (for transactions effected by "in-house asset managers"). For so long as the Interest Rate Swap Agreement is in existence, each beneficial owner of an Offered Certificate or any interest therein, shall be deemed to have represented, by virtue of its acquisition or holding of the Offered Certificate, or interest therein, that either (i) it is not a Plan or (ii) (A) it is an accredited investor within the meaning of the Exemption and (B) the holder's rights under the Interest Rate Swap Agreement are eligible for the exemptive relief available under one of the five prohibited transaction class exemptions enumerated above.

    If any Offered Certificate or any interest therein is acquired or held in violation of the conditions described herein, the next preceding permitted beneficial owner will be treated as the beneficial owner of that Offered Certificate, retroactive to the date of transfer to the purported beneficial owner. Any purported beneficial owner whose acquisition or holding of any such certificate or interest therein was effected in violation of the conditions described in the preceding paragraph will indemnify and hold harmless the Depositor, the Trustee, the Servicer, the

Master Servicer, the Securities Administrator, any subservicer, any NIMS Insurer and the Trust from and against any and all liabilities, claims, costs or expenses incurred by those parties as a result of that acquisition or holding.

    The Exemption will apply to the acquisition and holding by Plans of the Offered Certificates if all conditions of the Exemption are met. Prospective Plan investors are encouraged to consult with their legal advisors concerning the impact of ERISA, Section 4975 of the Code and Similar Law, the applicability of PTCE 83-1 described in the prospectus and the Exemption, and the potential consequences in their specific circumstances, prior to making an investment in the Offered Certificates. Moreover, each Plan fiduciary should determine whether under the general fiduciary standards of investment prudence and diversification, an investment in the Offered Certificates is appropriate for the Plan, taking into account the overall investment policy of the Plan and the composition of the Plan's investment portfolio.

    For more information about ERISA considerations, see the information under the heading "ERISA Considerations" in the prospectus.

                                LEGAL INVESTMENT

    The Senior Certificates and the Class M-1, Class M-2 and Class M-3 Certificates will constitute "mortgage related securities" for purposes of the Secondary Mortgage Market Enhancement Act of 1984, as amended ("SMMEA"), so long as they are rated in one of the two highest rating categories by at least one nationally recognized statistical rating agency. The Class M-4, Class M-5, Class M-6, Class M-7, Class M-8 and Class M-9 Certificates will not constitute "mortgage related securities" for purposes of SMMEA.

    There may be restrictions on the ability of certain investors, including depository institutions, either to purchase the Offered Certificates or to purchase Offered Certificates representing more than a specified percentage of the investor's assets. Investors are encouraged to consult their own legal advisors in determining whether and to what extent the Offered Certificates constitute legal investments for such investors. See "Legal Investment" in the prospectus.

                          REPORTS TO CERTIFICATEHOLDERS

    The Securities Administrator will prepare on a monthly basis a statement containing, among other things, information relating to principal and interest distributions on the Certificates, the status of the Mortgage Pool and certain other information as set forth in the Pooling and Servicing Agreement and required under Item 1121 of Regulation AB, as described under "Description of the Agreements--Material Terms of the Pooling and Servicing Agreements and Underlying Servicing Agreements--Reports to Securityholders" in the prospectus. In addition, the Master Servicer, the Trustee and the Servicer, and potentially certain other parties as described in the Pooling and Servicing Agreement, will be required to furnish to the Securities Administrator and the Depositor, as applicable, the compliance statements, assessments and attestation reports in accordance with Item 1122 and Item 1123 of Regulation AB detailed under "Description of the Agreements--Material Terms of the Pooling and Servicing Agreements and Underlying Servicing Agreements--Evidence as to Compliance" in the prospectus.

    Copies of these statements and reports will be filed on Form 10-D and Form 10-K with the SEC through its EDGAR system located at "http://www.sec.gov" under the name of the Issuing Entity for so long as the Issuing Entity is subject to the reporting requirement of the Securities Exchange Act of 1934, as amended.

    The Securities Administrator will make the statement described in the prospectus under "Description of the Agreements--Material Terms of the Pooling and Servicing Agreements and Underlying Servicing Agreements--Reports to Securityholders" available each month to certificateholders and the other parties to the Pooling and Servicing Agreement via the Securities Administrator's internet website. To the extent set forth in the Pooling and Servicing Agreement, the Securities Administrator will also make the Periodic Reports described in the prospectus under "Where You Can Find More Information" relating to the Issuing Entity available through its website. The Securities Administrator's internet website will initially be located at "www.ctslink.com." Assistance in using the website can be obtained by calling the Securities Administrator's customer service desk at (866) 846-4526. Parties that are unable to use the website are entitled to have a paper copy mailed to them at no charge via first class mail by calling the customer service desk.

                                  LEGAL MATTERS

    The legality of the Offered Certificates and certain tax matters will be passed upon for the Depositor and the Underwriter by Cadwalader, Wickersham & Taft LLP, New York, New York.

                                     RATINGS

    It is a condition to the issuance of the Offered Certificates that the Certificates receive at least the rating set forth in the table beginning on page 6 of this free writing prospectus from Fitch Ratings ("Fitch") and Standard and Poor's Rating Services, a division of The McGraw-Hill Companies, Inc. ("S&P").

    A securities rating addresses the likelihood of the receipt by a certificateholder of distributions on the Mortgage Loans. The rating takes into consideration the characteristics of the Mortgage Loans and the structural, legal and tax aspects associated with the certificates. The ratings on the Offered Certificates do not, however, constitute statements regarding the likelihood of the payment of any Cap Carryover Amount, the frequency of prepayments on the Mortgage Loans, or the possibility that a holder of an Offered Certificate might realize a lower than anticipated yield.

    A security rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time by the assigning rating organization. In the event that the ratings initially assigned to any of the Offered Certificates by the Rating Agencies are subsequently lowered for any reason, no person or entity is obligated to provide any additional support or credit enhancement with respect to such Offered Certificates.

    In addition, the rating agencies that assign the initial ratings to the Offered Certificates will monitor those ratings for so long as the Offered Certificates remain outstanding.

                  INDEX OF FREE WRITING PROSPECTUS DEFINITIONS


60+ Day Delinquent Loan...................76
Accrued Certificate Interest..............68
Act.......................................98
Additional Termination Events.............86
Adjustable-Rate Mortgage Loans............36
Adjustable-Rate Prepayment Curve..........93
Adjustment Date...........................36
Advance...................................61
Advancing Person..........................61
Affected Party............................85
Applied Realized Loss Amount..............79
ARM PPC...................................93
Available Funds...........................66
Balloon Loan..............................36
Balloon Payment...........................36
Bank of America...........................54
Basis Risk Arrangements...................95
Basis Risk component......................95
Cap.......................................83
Cap Carryover Amount......................84
Cap Carryover Reserve Account.............84
Cap Premium...............................95
Capitalized Advance Amount................61
Certificate Interest Rate.................83
Certificate Principal Balance.............72
Class A-1 Senior Ending Balance...........72
Class A-1A Principal Distribution Amount..72
Class A-1B Applied Realized Loss Amount...79
Class A-1B Realized Loss Amortization
  Amount..................................82
Class B-1 Principal Distribution Amount...74
Class B-1 Realized Loss Amortization
  Amount..................................82
Class M-1 Principal Distribution Amount
  Amount..................................73
Class M-1 Realized Loss Amortization
  Amount..................................82
Class M-2 Principal Distribution Amount...73
Class M-2 Realized Loss Amortization
  Amount..................................82
Class M-3 Principal Distribution Amount...73
Class M-3 Realized Loss Amortization
  Amount..................................82
Class M-4 Principal Distribution Amount...73
Class M-4 Realized Loss Amortization
  Amount..................................82
Class M-5 Principal Distribution Amount...73
Class M-5 Realized Loss Amortization
  Amount..................................82
Class M-6 Principal Distribution Amount...73
Class M-6 Realized Loss Amortization
  Amount..................................82
Class M-7 Principal Distribution Amount...74
Class M-7 Realized Loss Amortization
  Amount..................................82
Class M-8 Principal Distribution Amount...74
Class M-8 Realized Loss Amortization
  Amount..................................82
Class M-9 Principal Distribution Amount...74
Class M-9 Realized Loss Amortization
  Amount..................................82
Code......................................94
Collection Account........................60
Compensating Interest.....................62
CPR.......................................93
Credit Enhancement Percentage.............74
Credit Risk Manager Fee...................62
Credit Risk Manager Fee Rate..............62
Credit Scores.............................37
CSi.......................................56
Custodian.................................50
Cut-off Date Principal Balance............35
Debt Ratio................................39
Debt-to-Income Ratio......................38
Deficient Valuation.......................78
Delinquent................................37
Distribution Account......................60
Due Date..................................36
Eligible Account..........................60
Eligible Substitute Mortgage Loan.........58
ERISA.....................................97
ERISA Plan................................97
Events of Default.........................85
Events of Servicing Termination...........64
Exemption.................................97
Exemption Rating Agencies.................97
Extra Principal Distribution Amount.......75
Financial Institution.....................88
First Trigger Ratings Termination Event...87
First Trigger Ratings Threshold...........87
Fitch....................................100
Fitch Ratings Threshold...................88
Fixed-Rate Mortgage Loans.................36
Fixed-Rate Prepayment Curve...............92
FRM PPC...................................92
FSMA.......................................5
Gross Margin..............................37
Group 1 Interest Remittance Amount........68
Group 1 Principal Percentage..............75
Group 1 Senior Principal Distribution
  Amount..................................75
Group 2 Interest Remittance Amount........68
Group 2 Principal Percentage..............75
Group 2 Senior Principal Distribution
  Amount..................................75

Index.....................................37
Initial Periodic Rate Cap.................37
Interest Accrual Period...................69
Interest Carry Forward Amount.............69
Interest Only Mortgage Loan...............36
Interest Percentage.......................69
Interest Remittance Amount................69
IRS.......................................95
ISDA Credit Support Annex.................87
ISDA Master...............................86
LIBOR Determination Date..................90
Liquidated Mortgage Loan..................78
Loan-to-Value Ratio.......................37
Master Servicer...........................50
Maximum Mortgage Interest Rate............37
MERS......................................58
Minimum Mortgage Interest Rate............37
Monthly Excess Cashflow Allocation........80
Monthly Excess Cashflow Amount............80
Monthly Excess Interest Amount............79
Monthly Payment...........................37
Mortgage..................................36
Mortgage Interest Rate....................36
Mortgage Loan Purchase Agreement..........35
Mortgage Loan Schedule....................57
Mortgage Loans............................35
Mortgage Pool.............................35
Mortgaged Property........................36
Net Maximum Mortgage Interest Rate........83
Net Mortgage Interest Rate................79
Net Swap Payment..........................84
NIMS Insurer...............................8
OID.......................................94
OID Regulations...........................94
One-Month LIBOR...........................90
Optional Termination Date.................63
Originator................................38
Overcollateralization Amount..............75
Overcollateralization Deficiency..........75
Overcollateralization Floor...............75
Overcollateralization Release Amount......75
Pass-Through Rate.........................83
Periodic Rate Cap.........................37
Plans.....................................97
Pool Balance..............................35
Pool Cap..................................83
Pool Maximum Rate Cap.....................83
Pooling and Servicing Agreement...........57
Prepayment Assumptions....................92
Prepayment Interest Excess................63
Prepayment Interest Shortfall.............63
Principal Balance.........................35
Principal Distribution Amount.............76
Principal Remittance Amount...............76
Purchase Price............................58
qualified liquidation.....................64
Rating Agencies...........................60
Rating Agency Condition...................86
Realized Loss.............................78
Realized Loss Amortization Amount.........83
Reference Bank Rate.......................90
Regular Interest component................94
Regulation AB.............................87
Reimbursement Amount......................59
REIT......................................95
Related Documents.........................57
Relevant Implementation Date...............4
Relevant Member State......................4
Relevant Persons...........................5
Relief Act................................61
REMIC.....................................94
Replacement Swap Provider Payment.........90
Restricted Group..........................98
Reuters Screen LIBOR01....................90
S&P......................................100
S&P Required Ratings Threshold............88
Saxon.....................................51
Second Trigger Ratings Termination Event..87
Second Trigger Ratings Threshold..........88
Senior Principal Distribution Amount......76
Servicer..................................51
Servicer Modification.....................60
Servicer Remittance Date..................60
Servicing Advance.........................61
Servicing Fee.............................62
Servicing Fee Rate........................62
Similar Law...............................97
Six-Month LIBOR...........................38
SMMEA.....................................99
Stepdown Date.............................76
Structuring Assumptions...................93
Subordinated Applied Realized Loss
  Amount..................................79
Subordination Depletion Date..............76
Subsequent Recovery.......................77
Substitution Adjustment...................58
Swap Account..............................88
Swap Default..............................85
Swap Early Termination....................86
Swap Provider.............................84
Swap Provider Trigger Event...............86
Swap Regulations..........................95
Swap Termination Payment..................86
Targeted Overcollateralization Amount.....77
Termination Event.........................86
Termination Price.........................63
Trigger Event.............................78
Trust.....................................55
Trust Fund................................57
Trust REMIC...............................94
U.S. Bank.................................55
Underwriter...............................35

Underwriting Guidelines...................39
Unpaid Realized Loss Amount...............83
Value.....................................37
Wells Fargo Bank..........................50
WMC.......................................39
WMC Mortgage Loan Purchase Agreement......35
WMC Purchase Price........................59
WMCMC.....................................38

                                   APPENDIX A

                               MORTGAGE LOAN DATA

      The Mortgage Loans are expected to have the following characteristics as of the Cut-off Date (the sum in any column may not equal the total indicated due to rounding):

            Cut-off Date Principal Balances of the Mortgage Loans(1)


                                                   Number of                              Principal Balance
                                                Mortgage Loans                   Outstanding as of the Cut-off Date
                                           -------------------------   -------------------------------------------------------
Range of Cut-off Date Principal Balance    Group 1   Group 2   Total        Group 1            Group 2             Total
----------------------------------------   -------   -------   -----   -----------------   ---------------   -----------------
$0.01 to $50,000.00 ....................        62         3      65       $2,765,897.93       $142,110.20       $2,908,008.13
$50,000.01 to $100,000.00 ..............       526        12     538       39,755,242.57        970,169.56       40,725,412.13
$100,000.01 to $150,000.00 .............       766        25     791       96,645,030.61      3,003,018.71       99,648,049.32
$150,000.01 to $200,000.00 .............       810        29     839      142,103,385.91      5,109,929.32      147,213,315.23
$200,000.01 to $250,000.00 .............       641        19     660      143,480,957.51      4,254,050.33      147,735,007.84
$250,000.01 to $300,000.00 .............       605        15     620      166,178,861.27      4,214,309.03      170,393,170.30
$300,000.01 to $350,000.00 .............       500         9     509      162,508,027.46      2,939,348.10      165,447,375.56
$350,000.01 to $400,000.00 .............       460        14     474      172,488,499.21      5,341,197.44      177,829,696.65
$400,000.01 to $450,000.00 .............       158       197     355       65,640,278.78     85,212,366.40      150,852,645.18
$450,000.01 to $500,000.00 .............        49       264     313       23,254,843.22    125,524,373.56      148,779,216.78
$500,000.01 to $550,000.00 .............        24       137     161       12,426,351.81     71,936,310.96       84,362,662.77
$550,000.01 to $600,000.00 .............         9       110     119        5,151,358.83     63,345,356.36       68,496,715.19
$600,000.01 to $650,000.00 .............         5        55      60        3,063,011.61     34,534,242.80       37,597,254.41
$650,000.01 to $700,000.00 .............         0        47      47                0.00     31,765,299.47       31,765,299.47
$700,000.01 to $750,000.00 .............         4        29      33        2,920,432.21     21,101,260.33       24,021,692.54
$750,000.01 to $800,000.00 .............         2        31      33        1,566,073.70     24,015,432.51       25,581,506.21
$800,000.01 and above ..................         0        56      56                0.00     55,027,683.60       55,027,683.60
----------------------------------------   -------   -------   -----   -----------------   ---------------   -----------------
Total: .................................     4,621     1,052   5,673   $1,039,948,252.63   $538,436,458.68   $1,578,384,711.31

                                                  % of Aggregate
                                           Principal Balance Outstanding
                                              as of the Cut-off Date
                                           -----------------------------
Range of Cut-off Date Principal Balance    Group 1    Group 2    Total
----------------------------------------   -------    -------    ------
$0.01 to $50,000.00 ....................      0.27%      0.03%     0.18%
$50,000.01 to $100,000.00 ..............      3.82       0.18      2.58
$100,000.01 to $150,000.00 .............      9.29       0.56      6.31
$150,000.01 to $200,000.00 .............     13.66       0.95      9.33
$200,000.01 to $250,000.00 .............     13.80       0.79      9.36
$250,000.01 to $300,000.00 .............     15.98       0.78      10.8
$300,000.01 to $350,000.00 .............     15.63       0.55     10.48
$350,000.01 to $400,000.00 .............     16.59       0.99     11.27
$400,000.01 to $450,000.00 .............      6.31      15.83      9.56
$450,000.01 to $500,000.00 .............      2.24      23.31      9.43
$500,000.01 to $550,000.00 .............      1.19      13.36      5.34
$550,000.01 to $600,000.00 .............      0.50      11.76      4.34
$600,000.01 to $650,000.00 .............      0.29       6.41      2.38
$650,000.01 to $700,000.00 .............      0.00       5.90      2.01
$700,000.01 to $750,000.00 .............      0.28       3.92      1.52
$750,000.01 to $800,000.00 .............      0.15       4.46      1.62
$800,000.01 and above ..................      0.00      10.22      3.49
----------------------------------------   -------    -------    ------
Total: .................................    100.00%    100.00%   100.00%

----------

(1) The average Cut-off Date Principal Balance of all the Mortgage Loans was approximately $278,227.52, of the group 1 Mortgage Loans was approximately $225,048.31 and of the group 2 Mortgage Loans was approximately $511,821.73.

     Mortgage Interest Rates of the Mortgage Loans as of the Cut-off Date(1)


                                                   Number of                              Principal Balance
                                                Mortgage Loans                   Outstanding as of the Cut-off Date
                                           -------------------------   -------------------------------------------------------
Range of Mortgage Interest Rates           Group 1   Group 2   Total        Group 1            Group 2             Total
----------------------------------------   -------   -------   -----   -----------------   ---------------   -----------------
4.001% to 4.500% .......................         1         0       1         $257,866.10             $0.00         $257,866.10
4.501% to 5.000% .......................         2         5       7          781,525.00      3,210,018.81        3,991,543.81
5.001% to 5.500% .......................         5        21      26        1,657,907.20     14,036,838.81       15,694,746.01
5.501% to 6.000% .......................        61        94     155       19,626,123.00     53,723,434.19       73,349,557.19
6.001% to 6.500% .......................       189        95     284       56,882,147.77     51,601,372.89      108,483,520.66
6.501% to 7.000% .......................       462       202     664      129,419,818.37    103,490,740.21      232,910,558.58
7.001% to 7.500% .......................       543       145     688      144,144,807.68     74,252,128.81      218,396,936.49
7.501% to 8.000% .......................       860       202   1,062      211,137,042.67     98,419,772.11      309,556,814.78
8.001% to 8.500% .......................       612       100     712      139,716,446.16     47,764,442.95      187,480,889.11
8.501% to 9.000% .......................       713       110     823      147,918,967.72     53,720,795.02      201,639,762.74
9.001% to 9.500% .......................       404        40     444       78,078,699.70     20,290,613.59       98,369,313.29
9.501% to 10.000% ......................       385        25     410       64,600,837.69     11,927,305.29       76,528,142.98
10.001% to 10.500% .....................       189         7     196       24,271,511.30      3,895,719.34       28,167,230.64
10.501% to 11.000% .....................       127         5     132       14,441,389.93      1,681,214.47       16,122,604.40
11.001% to 11.500% .....................        67         1      68        6,954,518.17        422,062.19        7,376,580.36
11.501% to 12.000% .....................         1         0       1           58,644.17              0.00           58,644.17
----------------------------------------   -------   -------   -----   -----------------   ---------------   -----------------
Total: .................................     4,621     1,052   5,673   $1,039,948,252.63   $538,436,458.68   $1,578,384,711.31

                                                  % of Aggregate
                                           Principal Balance Outstanding
                                              as of the Cut-off Date
                                           -----------------------------
Range of Mortgage Interest Rates           Group 1    Group 2    Total
----------------------------------------   -------    -------    ------
4.001% to 4.500% .......................      0.02%      0.00%     0.02%
4.501% to 5.000% .......................      0.08       0.60      0.25
5.001% to 5.500% .......................      0.16       2.61      0.99
5.501% to 6.000% .......................      1.89       9.98      4.65
6.001% to 6.500% .......................      5.47       9.58      6.87
6.501% to 7.000% .......................     12.44      19.22     14.76
7.001% to 7.500% .......................     13.86      13.79     13.84
7.501% to 8.000% .......................      20.3      18.28     19.61
8.001% to 8.500% .......................     13.43       8.87     11.88
8.501% to 9.000% .......................     14.22       9.98     12.78
9.001% to 9.500% .......................      7.51       3.77      6.23
9.501% to 10.000% ......................      6.21       2.22      4.85
10.001% to 10.500% .....................      2.33       0.72      1.78
10.501% to 11.000% .....................      1.39       0.31      1.02
11.001% to 11.500% .....................      0.67       0.08      0.47
11.501% to 12.000% .....................      0.01       0.00      0.00
----------------------------------------   -------    -------    ------
Total: .................................    100.00%    100.00%   100.00%

----------

(1) As of the Cut-off Date, the weighted average Mortgage Interest Rate of all the Mortgage Loans was approximately 7.827%, of the group 1 Mortgage Loans was approximately 8.054% and of the group 2 Mortgage Loans was approximately 7.389%.

             Original Debt-to-Income Ratios of the Mortgage Loans(1)


                                                   Number of                              Principal Balance
                                                Mortgage Loans                   Outstanding as of the Cut-off Date
                                           -------------------------   -------------------------------------------------------
Range of Original Debt-to-Income Ratios    Group 1   Group 2   Total        Group 1            Group 2             Total
----------------------------------------   -------   -------   -----   -----------------   ---------------   -----------------
Not Available ..........................        10         8      18       $3,418,249.02     $3,918,611.53       $7,336,860.55
0.01 to 20.00 ..........................       117        44     161       20,477,685.82     27,766,251.18       48,243,937.00
20.01 to 25.00 .........................       147        21     168       23,969,176.33     10,470,859.30       34,440,035.63
25.01 to 30.00 .........................       250        43     293       46,523,943.55     21,123,921.05       67,647,864.60
30.01 to 35.00 .........................       397        59     456       79,987,253.26     31,537,832.77      111,525,086.03
35.01 to 40.00 .........................       722       121     843      151,565,407.25     59,377,402.56      210,942,809.81
40.01 to 45.00 .........................     1,074       240   1,314      253,385,656.24    126,149,916.53      379,535,572.77
45.01 to 50.00 .........................     1,415       368   1,783      340,211,069.22    182,499,973.96      522,711,043.18
50.01 to 55.00 .........................       411       128     539       98,170,061.78     62,821,505.96      160,991,567.74
55.01 and above ........................        78        20      98       22,239,750.16     12,770,183.84       35,009,934.00
----------------------------------------   -------   -------   -----   -----------------   ---------------   -----------------
Total: .................................     4,621     1,052   5,673   $1,039,948,252.63   $538,436,458.68   $1,578,384,711.31

                                                  % of Aggregate
                                           Principal Balance Outstanding
                                              as of the Cut-off Date
                                           -----------------------------
Range of Original Debt-to-Income Ratios    Group 1    Group 2    Total
----------------------------------------   -------    -------    ------
Not Available ..........................      0.33%      0.73%     0.46%
0.01 to 20.00 ..........................      1.97       5.16      3.06
20.01 to 25.00 .........................      2.30       1.94      2.18
25.01 to 30.00 .........................      4.47       3.92      4.29
30.01 to 35.00 .........................      7.69       5.86      7.07
35.01 to 40.00 .........................     14.57      11.03     13.36
40.01 to 45.00 .........................     24.37      23.43     24.05
45.01 to 50.00 .........................     32.71      33.89     33.12
50.01 to 55.00 .........................      9.44      11.67     10.20
55.01 and above ........................      2.14       2.37      2.22
----------------------------------------   -------    -------    ------
Total: .................................    100.00%    100.00%   100.00%

----------

(1) As of the Cut-off Date, the non-zero weighted average Original Debt-to-Income Ratio of all the Mortgage Loans was approximately 42.78%, of the group 1 Mortgage Loans was approximately 42.90% and of the group 2 Mortgage Loans was approximately 42.54%.

             Original Loan-to-Value Ratios of the Mortgage Loans(1)


                                                   Number of                              Principal Balance
                                                Mortgage Loans                   Outstanding as of the Cut-off Date
                                           -------------------------   -------------------------------------------------------
Range of Original Loan-to-Value Ratios     Group 1   Group 2   Total        Group 1            Group 2             Total
----------------------------------------   -------   -------   -----   -----------------   ---------------   -----------------
10.01% to 15.00% .......................         1         1       2          $53,257.58       $109,711.12         $162,968.70
15.01% to 20.00% .......................         3         0       3          307,019.92              0.00          307,019.92
20.01% to 25.00% .......................         6         1       7          725,480.54         54,220.87          779,701.41
25.01% to 30.00% .......................         7         0       7          551,865.28              0.00          551,865.28
30.01% to 35.00% .......................        13         2      15        1,543,853.99        193,581.72        1,737,435.71
35.01% to 40.00% .......................        12         2      14        2,220,625.29        390,513.65        2,611,138.94
40.01% to 45.00% .......................        18         2      20        3,341,953.74        885,000.00        4,226,953.74
45.01% to 50.00% .......................        31         3      34        5,694,790.08      1,433,081.52        7,127,871.60
50.01% to 55.00% .......................        29         3      32        5,559,414.13      1,290,208.59        6,849,622.72
55.01% to 60.00% .......................        63        18      81       12,709,612.42     10,118,428.27       22,828,040.69
60.01% to 65.00% .......................        81        17      98       16,283,681.85      7,466,971.29       23,750,653.14
65.01% to 70.00% .......................       128        23     151       27,385,570.07     12,963,314.02       40,348,884.09
70.01% to 75.00% .......................       155        55     210       32,400,307.78     30,961,374.11       63,361,681.89
75.01% to 80.00% .......................     1,811       516   2,327      437,126,110.73    243,582,493.20      680,708,603.93
80.01% to 85.00% .......................       495        89     584      106,277,270.74     50,702,855.59      156,980,126.33
85.01% to 90.00% .......................       779       180     959      182,303,632.82    103,372,316.53      285,675,949.35
90.01% to 95.00% .......................       942       137   1,079      197,627,579.66     73,476,846.69      271,104,426.35
95.01% to 100.00% ......................        47         3      50        7,836,226.01      1,435,541.51        9,271,767.52
----------------------------------------   -------   -------   -----   -----------------   ---------------   -----------------
Total: .................................     4,621     1,052   5,673   $1,039,948,252.63   $538,436,458.68   $1,578,384,711.31

                                                  % of Aggregate
                                           Principal Balance Outstanding
                                              as of the Cut-off Date
                                           -----------------------------
Range of Original Loan-to-Value Ratios     Group 1    Group 2    Total
----------------------------------------   -------    -------    ------
10.01% to 15.00% .......................      0.01%      0.02%     0.01%
15.01% to 20.00% .......................      0.03       0.00      0.02
20.01% to 25.00% .......................      0.07       0.01      0.05
25.01% to 30.00% .......................      0.05       0.00      0.03
30.01% to 35.00% .......................      0.15       0.04      0.11
35.01% to 40.00% .......................      0.21       0.07      0.17
40.01% to 45.00% .......................      0.32       0.16      0.27
45.01% to 50.00% .......................      0.55       0.27      0.45
50.01% to 55.00% .......................      0.53       0.24      0.43
55.01% to 60.00% .......................      1.22       1.88      1.45
60.01% to 65.00% .......................      1.57       1.39      1.50
65.01% to 70.00% .......................      2.63       2.41      2.56
70.01% to 75.00% .......................      3.12       5.75      4.01
75.01% to 80.00% .......................     42.03      45.24     43.13
80.01% to 85.00% .......................     10.22       9.42      9.95
85.01% to 90.00% .......................     17.53      19.20     18.10
90.01% to 95.00% .......................     19.00      13.65     17.18
95.01% to 100.00% ......................      0.75       0.27      0.59
----------------------------------------   -------    -------    ------
Total: .................................    100.00%    100.00%   100.00%

----------

(1) As of the Cut-off Date, the weighted average Original Loan-to-Value Ratio of all the Mortgage Loans was approximately 83.10%, of the group 1 Mortgage Loans was approximately 83.32% and of the group 2 Mortgage Loans was approximately 82.70%.

               Original Terms to Maturity of the Mortgage Loans(1)


                                                   Number of                              Principal Balance
                                                Mortgage Loans                   Outstanding as of the Cut-off Date
                                           -------------------------   -------------------------------------------------------
Original Term (months)                     Group 1   Group 2   Total        Group 1            Group 2             Total
----------------------------------------   -------   -------   -----   -----------------   ---------------   -----------------
121 to 180 .............................        11         1      12       $1,293,093.92        $61,316.49       $1,354,410.41
181 to 240 .............................         2         0       2          480,174.26              0.00          480,174.26
241 to 300 .............................         2         0       2          372,200.64              0.00          372,200.64
301 to 360 .............................     4,606     1,051   5,657    1,037,802,783.81    538,375,142.19    1,576,177,926.00
----------------------------------------   -------   -------   -----   -----------------   ---------------   -----------------
Total: .................................     4,621     1,052   5,673   $1,039,948,252.63   $538,436,458.68   $1,578,384,711.31

                                                  % of Aggregate
                                           Principal Balance Outstanding
                                              as of the Cut-off Date
                                           -----------------------------
Original Term (months)                     Group 1    Group 2    Total
----------------------------------------   -------    -------    ------
121 to 180 .............................      0.12%      0.01%     0.09%
181 to 240 .............................      0.05       0.00      0.03
241 to 300 .............................      0.04       0.00      0.02
301 to 360 .............................     99.79      99.99     99.86
----------------------------------------   -------    -------    ------
Total: .................................    100.00%    100.00%   100.00%

----------

(1) As of the Cut-off Date, the weighted average original term of all the Mortgage Loans was approximately 360 months, of the group 1 Mortgage Loans was approximately 360 months and of the group 2 Mortgage Loans was approximately 360 months.

              Remaining Terms to Maturity of the Mortgage Loans(1)


                                                   Number of                              Principal Balance
                                                Mortgage Loans                   Outstanding as of the Cut-off Date
                                           -------------------------   -------------------------------------------------------
Range of Remaining Term (months)           Group 1   Group 2   Total        Group 1            Group 2             Total
----------------------------------------   -------   -------   -----   -----------------   ---------------   -----------------
121 to 180 .............................        11         1      12       $1,293,093.92        $61,316.49       $1,354,410.41
181 to 240 .............................         2         0       2          480,174.26              0.00          480,174.26
241 to 300 .............................         2         0       2          372,200.64              0.00          372,200.64
301 to 360 .............................     4,606     1,051   5,657    1,037,802,783.81    538,375,142.19    1,576,177,926.00
----------------------------------------   -------   -------   -----   -----------------   ---------------   -----------------
Total: .................................     4,621     1,052   5,673   $1,039,948,252.63   $538,436,458.68   $1,578,384,711.31

                                                  % of Aggregate
                                           Principal Balance Outstanding
                                              as of the Cut-off Date
                                           -----------------------------
Range of Remaining Term (months)           Group 1    Group 2    Total
----------------------------------------   -------    -------    ------
121 to 180 .............................      0.12%      0.01%     0.09%
181 to 240 .............................      0.05       0.00      0.03
241 to 300 .............................      0.04       0.00      0.02
301 to 360 .............................     99.79      99.99     99.86
----------------------------------------   -------    -------    ------
Total: .................................    100.00%    100.00%   100.00%

----------

(1) As of the Cut-off Date, the weighted average cut-off remaining term of all the Mortgage Loans was approximately 352 months, of the group 1 Mortgage Loans was approximately 352 months and of the group 2 Mortgage Loans was approximately 352 months.

                      Property Types of the Mortgage Loans


                                                   Number of                              Principal Balance
                                                Mortgage Loans                   Outstanding as of the Cut-off Date
                                           -------------------------   -------------------------------------------------------
Property Type                              Group 1   Group 2   Total        Group 1            Group 2             Total
----------------------------------------   -------   -------   -----   -----------------   ---------------   -----------------
Single Family ..........................     3,203       794   3,997     $688,916,168.02   $400,768,934.58   $1,089,685,102.60
PUD (Detached) .........................       438       129     567       99,638,389.60     70,303,972.22      169,942,361.82
Two- to Four-Family ....................       370        53     423      119,134,188.71     32,103,813.92      151,238,002.63
Condominium ............................       520        67     587      110,884,089.20     31,988,339.04      142,872,428.24
PUD (Attached) .........................        90         9      99       21,375,417.10      3,271,398.92       24,646,816.02
----------------------------------------   -------   -------   -----   -----------------   ---------------   -----------------
Total: .................................     4,621     1,052   5,673   $1,039,948,252.63   $538,436,458.68   $1,578,384,711.31

                                                  % of Aggregate
                                           Principal Balance Outstanding
                                              as of the Cut-off Date
                                           -----------------------------
Property Type                              Group 1    Group 2    Total
----------------------------------------   -------    -------    ------
Single Family ..........................     66.25%     74.43%    69.04%
PUD (Detached) .........................      9.58      13.06     10.77
Two- to Four-Family ....................     11.46       5.96      9.58
Condominium ............................     10.66       5.94      9.05
PUD (Attached) .........................      2.06       0.61      1.56
----------------------------------------   -------    -------    ------
Total: .................................    100.00%    100.00%   100.00%

                     Credit Score of the Mortgage Loans (1)


                                                   Number of                              Principal Balance
                                                Mortgage Loans                   Outstanding as of the Cut-off Date
                                           -------------------------   -------------------------------------------------------
Range of Credit Scores                     Group 1   Group 2   Total        Group 1            Group 2             Total
----------------------------------------   -------   -------   -----   -----------------   ---------------   -----------------
801 to 850 .............................        14        11      25       $3,818,891.38     $5,560,468.39       $9,379,359.77
751 to 800 .............................       137        70     207       37,986,011.27     42,291,510.96       80,277,522.23
701 to 750 .............................       387       170     557      101,760,984.39     92,177,881.24      193,938,865.63
651 to 700 .............................       945       274   1,219      236,578,546.33    143,617,442.20      380,195,988.53
601 to 650 .............................     1,682       357   2,039      394,857,926.08    175,028,965.86      569,886,891.94
551 to 600 .............................       965       138   1,103      180,793,255.23     63,289,209.99      244,082,465.22
501 to 550 .............................       473        29     502       81,553,499.38     14,896,495.08       96,449,994.46
500 ....................................        18         3      21        2,599,138.57      1,574,484.96        4,173,623.53
----------------------------------------   -------   -------   -----   -----------------   ---------------   -----------------
Total: .................................     4,621     1,052   5,673   $1,039,948,252.63   $538,436,458.68   $1,578,384,711.31

                                                  % of Aggregate
                                           Principal Balance Outstanding
                                              as of the Cut-off Date
                                           -----------------------------
Range of Credit Scores                     Group 1    Group 2    Total
----------------------------------------   -------    -------    ------
801 to 850 .............................      0.37%      1.03%     0.59%
751 to 800 .............................      3.65       7.85      5.09
701 to 750 .............................      9.79      17.12     12.29
651 to 700 .............................     22.75      26.67     24.09
601 to 650 .............................     37.97      32.51     36.11
551 to 600 .............................     17.38      11.75     15.46
501 to 550 .............................      7.84       2.77      6.11
500 ....................................      0.25       0.29      0.26
----------------------------------------   -------    -------    ------
Total: .................................    100.00%    100.00%   100.00%

----------

(1) As of the Cut-off Date, the weighted average Credit Score of all the Mortgage Loans was approximately 643, of the group 1 Mortgage Loans was approximately 635 and of the group 2 Mortgage Loans was approximately 660.

             Credit Grades/Risk Categories of the Mortgage Loans (1)


                                                   Number of                              Principal Balance
                                                Mortgage Loans                   Outstanding as of the Cut-off Date
                                           -------------------------   -------------------------------------------------------
Credit Grade/Risk Categories               Group 1   Group 2   Total        Group 1            Group 2             Total
----------------------------------------   -------   -------   -----   -----------------   ---------------   -----------------
AA .....................................     1,763       586   2,349     $450,793,313.14   $312,275,823.24     $763,069,136.38
A ......................................     1,359       295   1,654      313,805,190.58    147,273,782.78      461,078,973.36
A- .....................................       434        69     503       86,370,018.58     31,824,840.75      118,194,859.33
B+ .....................................       522        67     589       93,226,523.47     29,346,852.56      122,573,376.03
B ......................................       465        31     496       80,631,418.96     15,745,286.23       96,376,705.19
C ......................................        78         4      82       15,121,787.90      1,969,873.12       17,091,661.02
----------------------------------------   -------   -------   -----   -----------------   ---------------   -----------------
Total: .................................     4,621     1,052   5,673   $1,039,948,252.63   $538,436,458.68   $1,578,384,711.31

                                                  % of Aggregate
                                           Principal Balance Outstanding
                                              as of the Cut-off Date
                                           -----------------------------
Credit Grade/Risk Categories               Group 1    Group 2    Total
----------------------------------------   -------    -------    ------
AA .....................................     43.35%     58.00%    48.34%
A ......................................     30.18      27.35     29.21
A- .....................................      8.31       5.91      7.49
B+ .....................................      8.96       5.45      7.77
B ......................................      7.75       2.92      6.11
C ......................................      1.45       0.37      1.08
----------------------------------------   -------    -------    ------
Total: .................................    100.00%    100.00%   100.00%

----------

(1) See "Underwriting Standards" in this free writing prospectus for an explanation of the risk categories presented in this table.

            Original Prepayment Charge Term of the Mortgage Loans (1)


                                                   Number of                              Principal Balance
                                                Mortgage Loans                   Outstanding as of the Cut-off Date
                                           -------------------------   -------------------------------------------------------
Original Prepayment Charge Term (months)   Group 1   Group 2   Total        Group 1            Group 2             Total
----------------------------------------   -------   -------   -----   -----------------   ---------------   -----------------
0 ......................................     1,480       283   1,763     $354,908,652.11   $137,639,586.31     $492,548,238.42
6 ......................................         1         0       1           75,746.68              0.00           75,746.68
12 .....................................       130        51     181       31,123,051.86     28,644,665.26       59,767,717.12
24 .....................................     2,349       420   2,769      519,283,614.84    212,139,006.37      731,422,621.21
36 .....................................       661       298     959      134,557,187.14    160,013,200.74      294,570,387.88
----------------------------------------   -------   -------   -----   -----------------   ---------------   -----------------
Total: .................................     4,621     1,052   5,673   $1,039,948,252.63   $538,436,458.68   $1,578,384,711.31

                                                  % of Aggregate
                                           Principal Balance Outstanding
                                              as of the Cut-off Date
                                           -----------------------------
Original Prepayment Charge Term (months)   Group 1    Group 2    Total
----------------------------------------   -------    -------    ------
0 ......................................     34.13%     25.56%    31.21%
6 ......................................      0.01       0.00      0.00
12 .....................................      2.99       5.32      3.79
24 .....................................     49.93      39.40     46.34
36 .....................................     12.94      29.72     18.66
----------------------------------------   -------    -------    ------
Total: .................................    100.00%    100.00%   100.00%

----------

(1) As of the Cut-off Date, the non-zero weighted average original prepayment charge term of all the Mortgage Loans was approximately 27 months, of the group 1 Mortgage Loans was approximately 26 months and of the group 2 Mortgage Loans was approximately 28 months.

                    Occupancy Status of the Mortgage Loans(1)


                                                   Number of                              Principal Balance
                                                Mortgage Loans                   Outstanding as of the Cut-off Date
                                           -------------------------   -------------------------------------------------------
Occupancy Status                           Group 1   Group 2   Total        Group 1            Group 2             Total
----------------------------------------   -------   -------   -----   -----------------   ---------------   -----------------
Owner Occupied .........................     4,199     1,019   5,218     $956,267,123.20   $521,627,359.63   $1,477,894,482.83
Investor ...............................       239        11     250       47,366,947.74      5,731,243.66       53,098,191.40
Secondary ..............................       183        22     205       36,314,181.69     11,077,855.39       47,392,037.08
----------------------------------------   -------   -------   -----   -----------------   ---------------   -----------------
Total: .................................     4,621     1,052   5,673   $1,039,948,252.63   $538,436,458.68   $1,578,384,711.31

                                                  % of Aggregate
                                           Principal Balance Outstanding
                                              as of the Cut-off Date
                                           -----------------------------
Occupancy Status                           Group 1    Group 2    Total
----------------------------------------   -------    -------    ------
Owner Occupied .........................     91.95%     96.88%    93.63%
Investor ...............................      4.55       1.06      3.36
Secondary ..............................      3.49       2.06      3.00
----------------------------------------   -------    -------    ------
Total: .................................    100.00%    100.00%   100.00%

----------

(1)   Based on a representation made by the borrower at the time of origination.

                       Loan Purpose of the Mortgage Loans


                                                   Number of                              Principal Balance
                                                Mortgage Loans                   Outstanding as of the Cut-off Date
                                           -------------------------   -------------------------------------------------------
Loan Purpose                               Group 1   Group 2   Total        Group 1            Group 2             Total
----------------------------------------   -------   -------   -----   -----------------   ---------------   -----------------
Cash-Out Refinance .....................     2,250       592   2,842     $523,211,011.79   $308,197,059.08     $831,408,070.87
Purchase ...............................     2,129       401   2,530      464,046,594.17    197,697,126.57      661,743,720.74
Rate-Term Refinance ....................       208        55     263       49,033,272.58     31,391,977.44       80,425,250.02
Texas C/O ..............................        34         4      38        3,657,374.09      1,150,295.59        4,807,669.68
----------------------------------------   -------   -------   -----   -----------------   ---------------   -----------------
Total: .................................     4,621     1,052   5,673   $1,039,948,252.63   $538,436,458.68   $1,578,384,711.31

                                                  % of Aggregate
                                           Principal Balance Outstanding
                                              as of the Cut-off Date
                                           -----------------------------
Loan Purpose                               Group 1    Group 2    Total
----------------------------------------   -------    -------    ------
Cash-Out Refinance .....................     50.31%     57.24%    52.67%
Purchase ...............................     44.62      36.72     41.93
Rate-Term Refinance ....................      4.71       5.83      5.10
Texas C/O ..............................      0.35       0.21      0.30
----------------------------------------   -------    -------    ------
Total: .................................    100.00%    100.00%   100.00%

                       Product Type of the Mortgage Loans


                                                   Number of                              Principal Balance
                                                Mortgage Loans                   Outstanding as of the Cut-off Date
                                           -------------------------   -------------------------------------------------------
Product Type                               Group 1   Group 2   Total        Group 1            Group 2             Total
----------------------------------------   -------   -------   -----   -----------------   ---------------   -----------------
0.5/29.5 6ML ...........................         3         2       5         $523,831.88     $1,240,952.33       $1,764,784.21
10/20 6ML ..............................        64         8      72       15,645,486.98      2,861,734.25       18,507,221.23
10/20 6ML with 10 yr IO ................        71        92     163       20,472,184.88     54,675,201.52       75,147,386.40
10/20 6ML with 5 yr IO .................         4         5       9        1,063,655.58      2,196,398.42        3,260,054.00
10/20 6ML 30/40 BALLOON ................        30        18      48        7,234,389.41      9,226,834.67       16,461,224.08
10/20 6ML 30/50 BALLOON ................        40        23      63       12,176,272.33     14,301,089.28       26,477,361.61
15 YR FIXED ............................        11         1      12        1,293,093.92         61,316.49        1,354,410.41
20 YR FIXED ............................         2         0       2          480,174.26              0.00          480,174.26
25 YR FIXED ............................         2         0       2          372,200.64              0.00          372,200.64
2/28 6ML ...............................     1,078        78   1,156      190,769,383.06     38,170,809.54      228,940,192.60
2/28 6ML with 10 yr IO .................        36        12      48        8,720,337.82      6,321,334.36       15,041,672.18
2/28 6ML with 5 yr IO ..................       218        84     302       58,945,030.03     42,779,583.37      101,724,613.40
2/28 6ML 30/40 BALLOON .................     1,047       153   1,200      236,940,298.43     76,659,770.43      313,600,068.86
2/28 6ML 30/50 BALLOON .................     1,174       312   1,486      310,927,989.90    162,764,016.55      473,692,006.45
30 YR FIXED ............................       295        38     333       42,522,645.92     11,417,404.60       53,940,050.52
30 YR FIXED with 10 yr IO ..............        13         3      16        2,946,452.57      1,092,650.54        4,039,103.11
30/40 BALLOON ..........................        85        15     100       14,445,500.96      5,264,146.14       19,709,647.10
30/50 BALLOON ..........................        53        20      73       11,398,989.38      8,862,637.31       20,261,626.69
3/27 6ML ...............................        48        10      58        8,672,746.84      3,704,549.33       12,377,296.17
3/27 6ML with 10 yr IO .................         4         0       4        1,254,923.24              0.00        1,254,923.24
3/27 6ML with 5 yr IO ..................        13         6      19        3,204,141.74      3,368,413.34        6,572,555.08
3/27 6ML 30/40 BALLOON .................        31         2      33        7,380,888.12      2,530,111.91        9,911,000.03
3/27 6ML 30/50 BALLOON .................        39        19      58       10,773,290.75      9,598,671.93       20,371,962.68
5/25 6ML ...............................        85        13      98       21,994,027.67      6,069,547.07       28,063,574.74
5/25 6ML with 10 yr IO .................        17        16      33        4,749,566.96     10,402,015.93       15,151,582.89
5/25 6ML with 5 yr IO ..................        67        59     126       19,341,196.89     33,131,522.03       52,472,718.92
5/25 6ML 30/40 BALLOON .................        43        23      66       11,732,898.26     10,958,894.52       22,691,792.78
5/25 6ML 30/50 BALLOON .................        43        38      81       12,531,822.22     19,990,491.87       32,522,314.09
7/23 6ML ...............................         1         0       1          422,310.77              0.00          422,310.77

                                                  % of Aggregate
                                           Principal Balance Outstanding
                                              as of the Cut-off Date
                                           -----------------------------
Product Type                               Group 1    Group 2    Total
----------------------------------------   -------    -------    ------
0.5/29.5 6ML ...........................      0.05%      0.23%     0.11%
10/20 6ML ..............................      1.50       0.53      1.17
10/20 6ML with 10 yr IO ................      1.97      10.15      4.76
10/20 6ML with 5 yr IO .................      0.10       0.41      0.21
10/20 6ML 30/40 BALLOON ................      0.70       1.71      1.04
10/20 6ML 30/50 BALLOON ................      1.17       2.66      1.68
15 YR FIXED ............................      0.12       0.01      0.09
20 YR FIXED ............................      0.05       0.00      0.03
25 YR FIXED ............................      0.04       0.00      0.02
2/28 6ML ...............................     18.34       7.09      14.5
2/28 6ML with 10 yr IO .................      0.84       1.17      0.95
2/28 6ML with 5 yr IO ..................      5.67       7.95      6.44
2/28 6ML 30/40 BALLOON .................     22.78      14.24     19.87
2/28 6ML 30/50 BALLOON .................      29.9      30.23     30.01
30 YR FIXED ............................      4.09       2.12      3.42
30 YR FIXED with 10 yr IO ..............      0.28       0.20      0.26
30/40 BALLOON ..........................      1.39       0.98      1.25
30/50 BALLOON ..........................      1.10       1.65      1.28
3/27 6ML ...............................      0.83       0.69      0.78
3/27 6ML with 10 yr IO .................      0.12       0.00      0.08
3/27 6ML with 5 yr IO ..................      0.31       0.63      0.42
3/27 6ML 30/40 BALLOON .................      0.71       0.47      0.63
3/27 6ML 30/50 BALLOON .................      1.04       1.78      1.29
5/25 6ML ...............................      2.11       1.13      1.78
5/25 6ML with 10 yr IO .................      0.46       1.93      0.96
5/25 6ML with 5 yr IO ..................      1.86       6.15      3.32
5/25 6ML 30/40 BALLOON .................      1.13       2.04      1.44
5/25 6ML 30/50 BALLOON .................      1.21       3.71      2.06
7/23 6ML ...............................      0.04       0.00      0.03


                                                   Number of                              Principal Balance
                                                Mortgage Loans                   Outstanding as of the Cut-off Date
                                           -------------------------   -------------------------------------------------------
Product Type                               Group 1   Group 2   Total        Group 1            Group 2             Total
----------------------------------------   -------   -------   -----   -----------------   ---------------   -----------------
7/23 6ML with 10 yr IO .................         1         2       3          190,000.00        786,360.95          976,360.95
7/23 6ML with 5 yr IO ..................         1         0       1          427,500.00              0.00          427,500.00
7/23 6ML 30/50 BALLOON .................         2         0       2          395,021.22              0.00          395,021.22
----------------------------------------   -------   -------   -----   -----------------   ---------------   -----------------
Total: .................................     4,621     1,052   5,673   $1,039,948,252.63   $538,436,458.68   $1,578,384,711.31

                                                  % of Aggregate
                                           Principal Balance Outstanding
                                              as of the Cut-off Date
                                           -----------------------------
Product Type                               Group 1    Group 2    Total
----------------------------------------   -------    -------    ------
7/23 6ML with 10 yr IO .................      0.02       0.15      0.06
7/23 6ML with 5 yr IO ..................      0.04       0.00      0.03
7/23 6ML 30/50 BALLOON .................      0.04       0.00      0.03
----------------------------------------   -------    -------    ------
Total: .................................    100.00%    100.00%   100.00%

                       Lien Position of the Mortgage Loans


                                                   Number of                              Principal Balance
                                                Mortgage Loans                   Outstanding as of the Cut-off Date
                                           -------------------------   -------------------------------------------------------
Lien                                       Group 1   Group 2   Total        Group 1            Group 2             Total
----------------------------------------   -------   -------   -----   -----------------   ---------------   -----------------
First ..................................     4,621     1,052   5,673   $1,039,948,252.63   $538,436,458.68   $1,578,384,711.31
----------------------------------------   -------   -------   -----   -----------------   ---------------   -----------------
Total: .................................     4,621     1,052   5,673   $1,039,948,252.63   $538,436,458.68   $1,578,384,711.31

                                                  % of Aggregate
                                           Principal Balance Outstanding
                                              as of the Cut-off Date
                                           -----------------------------
Lien                                       Group 1    Group 2    Total
----------------------------------------   -------    -------    ------
First ..................................    100.00%    100.00%   100.00%
----------------------------------------   -------    -------    ------
Total: .................................    100.00%    100.00%   100.00%

                Geographic Distribution of the Mortgage Loans(1)


                                                   Number of                              Principal Balance
                                                Mortgage Loans                   Outstanding as of the Cut-off Date
                                           -------------------------   -------------------------------------------------------
Geographic Distribution                    Group 1   Group 2   Total        Group 1            Group 2             Total
----------------------------------------   -------   -------   -----   -----------------   ---------------   -----------------
Alabama ................................         1         0       1         $219,402.97             $0.00         $219,402.97
Arizona ................................       131        17     148       25,326,821.64      5,080,080.69       30,406,902.33
Arkansas ...............................        17         0      17        1,674,957.01              0.00        1,674,957.01
California .............................     1,127       600   1,727      338,384,256.00    332,425,103.05      670,809,359.05
Colorado ...............................        29         4      33        5,390,330.22      1,391,721.89        6,782,052.11
Connecticut ............................        58        10      68       12,573,644.89      4,875,978.54       17,449,623.43
Delaware ...............................        11         1      12        2,150,560.87        531,709.34        2,682,270.21
District of Columbia ...................        15         4      19        4,409,565.79      2,131,726.57        6,541,292.36
Florida ................................       651        52     703      128,516,764.49     23,484,466.69      152,001,231.18
Georgia ................................        99        11     110       14,629,396.63      3,368,469.53       17,997,866.16
Hawaii .................................        29        10      39       10,833,409.99      6,548,580.78       17,381,990.77
Idaho ..................................        24         4      28        4,276,380.08      1,946,543.65        6,222,923.73
Illinois ...............................       275        19     294       58,890,190.09      8,699,720.47       67,589,910.56
Indiana ................................        24         3      27        2,199,594.18        698,062.95        2,897,657.13
Iowa ...................................         5         0       5          461,187.79              0.00          461,187.79
Kansas .................................         6         1       7          448,709.75        484,236.10          932,945.85
Kentucky ...............................        13         0      13        1,650,020.11              0.00        1,650,020.11
Louisiana ..............................        85         4      89        9,386,770.29        925,134.95       10,311,905.24
Maine ..................................        37         2      39        5,625,307.94        649,239.09        6,274,547.03
Maryland ...............................       169        40     209       38,997,831.21     20,579,468.64       59,577,299.85
Massachusetts ..........................       159        28     187       43,638,485.28     11,974,466.20       55,612,951.48
Michigan ...............................        35         6      41        3,886,862.66      1,546,879.85        5,433,742.51
Minnesota ..............................        14         1      15        2,610,085.69        673,301.47        3,283,387.16
Mississippi ............................        53         3      56        5,436,294.50        509,856.38        5,946,150.88
Missouri ...............................        21         0      21        2,393,362.56              0.00        2,393,362.56
Montana ................................         3         0       3          631,991.27              0.00          631,991.27
Nebraska ...............................         2         0       2          358,559.00              0.00          358,559.00
Nevada .................................        44         9      53       10,720,774.74      5,739,167.46       16,459,942.20
New Hampshire ..........................        17         1      18        3,327,669.98        468,532.76        3,796,202.74

                                                  % of Aggregate
                                           Principal Balance Outstanding
                                              as of the Cut-off Date
                                           -----------------------------
Geographic Distribution                    Group 1    Group 2    Total
----------------------------------------   -------    -------    ------
Alabama ................................      0.02%      0.00%     0.01%
Arizona ................................      2.44       0.94      1.93
Arkansas ...............................      0.16       0.00      0.11
California .............................     32.54      61.74     42.50
Colorado ...............................      0.52       0.26      0.43
Connecticut ............................      1.21       0.91      1.11
Delaware ...............................      0.21       0.10      0.17
District of Columbia ...................      0.42       0.40      0.41
Florida ................................     12.36       4.36      9.63
Georgia ................................      1.41       0.63      1.14
Hawaii .................................      1.04       1.22      1.10
Idaho ..................................      0.41       0.36      0.39
Illinois ...............................      5.66       1.62      4.28
Indiana ................................      0.21       0.13      0.18
Iowa ...................................      0.04       0.00      0.03
Kansas .................................      0.04       0.09      0.06
Kentucky ...............................      0.16       0.00      0.10
Louisiana ..............................      0.90       0.17      0.65
Maine ..................................      0.54       0.12      0.40
Maryland ...............................      3.75       3.82      3.77
Massachusetts ..........................      4.20       2.22      3.52
Michigan ...............................      0.37       0.29      0.34
Minnesota ..............................      0.25       0.13      0.21
Mississippi ............................      0.52       0.09      0.38
Missouri ...............................      0.23       0.00      0.15
Montana ................................      0.06       0.00      0.04
Nebraska ...............................      0.03       0.00      0.02
Nevada .................................      1.03       1.07      1.04
New Hampshire ..........................      0.32       0.09      0.24


                                                   Number of                              Principal Balance
                                                Mortgage Loans                   Outstanding as of the Cut-off Date
                                           -------------------------   -------------------------------------------------------
Geographic Distribution                    Group 1   Group 2   Total        Group 1            Group 2             Total
----------------------------------------   -------   -------   -----   -----------------   ---------------   -----------------
New Jersey .............................       215        37     252       57,558,446.81     17,611,162.18       75,169,608.99
New Mexico .............................        13         0      13        1,828,776.40              0.00        1,828,776.40
New York ...............................       298       105     403       93,470,018.35     53,835,428.88      147,305,447.23
North Carolina .........................        38         0      38        6,164,245.76              0.00        6,164,245.76
Ohio ...................................        20         0      20        2,103,108.47              0.00        2,103,108.47
Oklahoma ...............................        25         1      26        3,083,097.77         43,877.44        3,126,975.21
Oregon .................................        42         4      46        8,923,021.02      1,925,841.94       10,848,862.96
Pennsylvania ...........................        74         6      80       10,809,782.19      2,278,627.90       13,088,410.09
Rhode Island ...........................         4         1       5        1,034,958.69        977,527.68        2,012,486.37
South Carolina .........................        23         1      24        2,869,955.61         90,852.59        2,960,808.20
South Dakota ...........................         1         0       1          122,907.35              0.00          122,907.35
Tennessee ..............................       102         3     105       12,015,548.46        606,068.43       12,621,616.89
Texas ..................................       317        19     336       38,489,961.17      5,377,800.58       43,867,761.75
Utah ...................................        21         2      23        4,085,977.97        995,046.86        5,081,024.83
Vermont ................................         3         1       4          756,992.38        453,773.24        1,210,765.62
Virginia ...............................        91        17     108       18,512,679.03      8,423,105.42       26,935,784.45
Washington .............................       166        25     191       37,269,402.72     11,084,898.49       48,354,301.21
West Virginia ..........................         4         0       4          597,303.26              0.00          597,303.26
Wisconsin ..............................         8         0       8          897,037.78              0.00          897,037.78
Wyoming ................................         2         0       2          305,843.82              0.00          305,843.82
----------------------------------------   -------   -------   -----   -----------------   ---------------   -----------------
Total: .................................     4,621     1,052   5,673   $1,039,948,252.63   $538,436,458.68   $1,578,384,711.31

                                                  % of Aggregate
                                           Principal Balance Outstanding
                                              as of the Cut-off Date
                                           -----------------------------
Geographic Distribution                    Group 1    Group 2    Total
----------------------------------------   -------    -------    ------
New Jersey .............................      5.53       3.27      4.76
New Mexico .............................      0.18       0.00      0.12
New York ...............................      8.99      10.00      9.33
North Carolina .........................      0.59       0.00      0.39
Ohio ...................................      0.20       0.00      0.13
Oklahoma ...............................      0.30       0.01      0.20
Oregon .................................      0.86       0.36      0.69
Pennsylvania ...........................      1.04       0.42      0.83
Rhode Island ...........................      0.10       0.18      0.13
South Carolina .........................      0.28       0.02      0.19
South Dakota ...........................      0.01       0.00      0.01
Tennessee ..............................      1.16       0.11      0.80
Texas ..................................      3.70       1.00      2.78
Utah ...................................      0.39       0.18      0.32
Vermont ................................      0.07       0.08      0.08
Virginia ...............................      1.78       1.56      1.71
Washington .............................      3.58       2.06      3.06
West Virginia ..........................      0.06       0.00      0.04
Wisconsin ..............................      0.09       0.00      0.06
Wyoming ................................      0.03       0.00      0.02
----------------------------------------   -------    -------    ------
Total: .................................    100.00%    100.00%   100.00%

----------

(1) The greatest ZIP Code geographic concentration by Cut-off Date Principal Balance of the group 1 Mortgage Loans was approximately 0.41% in the 92335 ZIP Code, located in California, for the group 2 Mortgage Loans was approximately 0.89% in the 91306 ZIP Code, located in California and for all the Mortgage Loans was approximately 0.42% in the 92336 ZIP Code, located in California.

                  Documentation Levels of the Mortgage Loans(1)


                                                   Number of                              Principal Balance
                                                Mortgage Loans                   Outstanding as of the Cut-off Date
                                           -------------------------   -------------------------------------------------------
Documentation Level                        Group 1   Group 2   Total        Group 1            Group 2             Total
----------------------------------------   -------   -------   -----   -----------------   ---------------   -----------------
Full (w2 & Tax) ........................     1,984       345   2,329     $391,257,825.17   $165,617,455.64     $556,875,280.81
Limited (12mo BS) ......................       853       320   1,173      200,917,752.65    168,485,341.74      369,403,094.39
Stream-Stated (PITI) ...................       918       171   1,089      232,680,149.86     84,100,311.82      316,780,461.68
Stated/Stated ..........................       584       124     708      147,153,131.12     65,108,238.25      212,261,369.37
Lite (6mo BS) ..........................       254        58     312       59,134,351.04     31,538,539.98       90,672,891.02
NINA ...................................        11        16      27        3,813,690.12     12,270,039.15       16,083,729.27
NIVA ...................................        11        15      26        3,503,981.07      9,529,833.84       13,033,814.91
Full-alt (24mo BS) .....................         6         3       9        1,487,371.60      1,786,698.26        3,274,069.86
----------------------------------------   -------   -------   -----   -----------------   ---------------   -----------------
Total: .................................     4,621     1,052   5,673   $1,039,948,252.63   $538,436,458.68   $1,578,384,711.31

                                                  % of Aggregate
                                           Principal Balance Outstanding
                                              as of the Cut-off Date
                                           -----------------------------
Documentation Level                        Group 1    Group 2    Total
----------------------------------------   -------    -------    ------
Full (w2 & Tax) ........................     37.62%     30.76%    35.28%
Limited (12mo BS) ......................     19.32      31.29     23.40
Stream-Stated (PITI) ...................     22.37      15.62     20.07
Stated/Stated ..........................     14.15      12.09     13.45
Lite (6mo BS) ..........................      5.69       5.86      5.74
NINA ...................................      0.37       2.28      1.02
NIVA ...................................      0.34       1.77      0.83
Full-alt (24mo BS) .....................      0.14       0.33      0.21
----------------------------------------   -------    -------    ------
Total: .................................    100.00%    100.00%   100.00%

----------

(1) For a description of each documentation level, see "Underwriting Standards" in this free writing prospectus.

      The following tables present certain statistical information as of the Cut-off date relevant only to the Mortgage Loans that are Adjustable-Rate Mortgage Loans:

     Maximum Mortgage Interest Rate of the Adjustable-Rate Mortgage Loans(1)


                                                   Number of                              Principal Balance
                                                Mortgage Loans                   Outstanding as of the Cut-off Date
                                           -------------------------   -------------------------------------------------------
Range of Maximum Mortgage Interest Rates   Group 1   Group 2   Total        Group 1            Group 2             Total
----------------------------------------   -------   -------   -----   -----------------   ---------------   -----------------
10.501% to 11.000% .....................         1         0       1         $257,866.10             $0.00         $257,866.10
11.001% to 11.500% .....................         2         5       7          781,525.00      3,210,018.81        3,991,543.81
11.501% to 12.000% .....................         5        21      26        1,657,907.20     14,036,838.81       15,694,746.01
12.001% to 12.500% .....................        60        91     151       19,550,602.91     52,463,031.73       72,013,634.64
12.501% to 13.000% .....................       178        90     268       54,099,024.86     49,165,410.16      103,264,435.02
13.001% to 13.500% .....................       424       189     613      119,491,859.83     97,577,056.85      217,068,916.68
13.501% to 14.000% .....................       510       141     651      137,210,220.64     72,307,503.44      209,517,724.08
14.001% to 14.500% .....................       791       185     976      197,390,225.63     93,513,733.08      290,903,958.71
14.501% to 15.000% .....................       576        88     664      134,267,327.84     43,268,251.37      177,535,579.21
15.001% to 15.500% .....................       659        95     754      137,909,851.33     49,016,729.54      186,926,580.87
15.501% to 16.000% .....................       377        40     417       75,454,898.18     21,067,870.99       96,522,769.17
16.001% to 16.500% .....................       321        20     341       55,223,276.23     10,712,028.38       65,935,304.61
16.501% to 17.000% .....................       142         6     148       19,320,323.36      3,444,960.13       22,765,283.49
17.001% to 17.500% .....................        82         3      85       10,341,451.93      1,532,808.12       11,874,260.05
17.501% to 18.000% .....................        32         1      33        3,532,833.94        422,062.19        3,954,896.13
----------------------------------------   -------   -------   -----   -----------------   ---------------   -----------------
Total: .................................     4,160       975   5,135     $966,489,194.98   $511,738,303.60   $1,478,227,498.58

                                                  % of Aggregate
                                           Principal Balance Outstanding
                                              as of the Cut-off Date
                                           -----------------------------
Range of Maximum Mortgage Interest Rates   Group 1    Group 2    Total
----------------------------------------   -------    -------    ------
10.501% to 11.000% .....................      0.03%      0.00%     0.02%
11.001% to 11.500% .....................      0.08       0.63      0.27
11.501% to 12.000% .....................      0.17       2.74      1.06
12.001% to 12.500% .....................      2.02      10.25      4.87
12.501% to 13.000% .....................      5.60       9.61      6.99
13.001% to 13.500% .....................     12.36      19.07     14.68
13.501% to 14.000% .....................     14.20      14.13     14.17
14.001% to 14.500% .....................     20.42      18.27     19.68
14.501% to 15.000% .....................     13.89       8.46     12.01
15.001% to 15.500% .....................     14.27       9.58     12.65
15.501% to 16.000% .....................      7.81       4.12      6.53
16.001% to 16.500% .....................      5.71       2.09      4.46
16.501% to 17.000% .....................      2.00       0.67      1.54
17.001% to 17.500% .....................      1.07       0.30      0.80
17.501% to 18.000% .....................      0.37       0.08      0.27
----------------------------------------   -------    -------    ------
Total: .................................    100.00%    100.00%   100.00%

----------

(1) As of the Cut-off Date, the weighted average Maximum Mortgage Interest Rate of all the Mortgage Loans that are Adjustable-Rate Mortgage Loans was approximately 14.293%, of the group 1 Mortgage Loans that are Adjustable-Rate Mortgage Loans was approximately 14.515% and of the group 2 Mortgage that are Adjustable-Rate Mortgage Loans was approximately 13.874%.

     Minimum Mortgage Interest Rate of the Adjustable-Rate Mortgage Loans(1)


                                                   Number of                              Principal Balance
                                                Mortgage Loans                   Outstanding as of the Cut-off Date
                                           -------------------------   -------------------------------------------------------
Range of Minimum Mortgage Interest Rates   Group 1   Group 2   Total        Group 1            Group 2             Total
----------------------------------------   -------   -------   -----   -----------------   ---------------   -----------------
Less than 5.000% .......................         3         5       8       $1,039,391.10     $3,210,018.81       $4,249,409.91
5.001% to 5.500% .......................         7        22      29        2,172,972.07     14,202,953.08       16,375,925.15
5.501% to 6.000% .......................        63        93     156       20,149,588.85     53,456,878.98       73,606,467.83
6.001% to 6.500% .......................       179        90     269       53,895,561.45     49,165,410.16      103,060,971.61
6.501% to 7.000% .......................       428       188     616      120,815,107.37     96,945,411.68      217,760,519.05
7.001% to 7.500% .......................       502       142     644      135,259,990.64     73,123,748.91      208,383,739.55
7.501% to 8.000% .......................       804       184     988      200,519,445.36     92,733,335.64      293,252,781.00
8.001% to 8.500% .......................       568        86     654      131,702,954.11     42,704,086.99      174,407,041.10
8.501% to 9.000% .......................       661        97     758      139,018,503.88     50,023,414.01      189,041,917.89
9.001% to 9.500% .......................       370        38     408       73,040,913.56     20,061,186.52       93,102,100.08
9.501% to 10.000% ......................       328        19     347       57,170,439.55     10,261,269.17       67,431,708.72
10.001% to 10.500% .....................       129         7     136       17,174,509.91      3,895,719.34       21,070,229.25
10.501% to 11.000% .....................        85         3      88       10,770,652.46      1,532,808.12       12,303,460.58
11.001% to 11.500% .....................        32         1      33        3,532,833.94        422,062.19        3,954,896.13
13.001% and above ......................         1         0       1          226,330.73              0.00          226,330.73
----------------------------------------   -------   -------   -----   -----------------   ---------------   -----------------
Total: .................................     4,160       975   5,135     $966,489,194.98   $511,738,303.60   $1,478,227,498.58

                                                  % of Aggregate
                                           Principal Balance Outstanding
                                              as of the Cut-off Date
                                           -----------------------------
Range of Minimum Mortgage Interest Rates   Group 1    Group 2    Total
----------------------------------------   -------    -------    ------
Less than 5.000% .......................      0.11%      0.63%     0.29%
5.001% to 5.500% .......................      0.22       2.78      1.11
5.501% to 6.000% .......................      2.08      10.45      4.98
6.001% to 6.500% .......................      5.58       9.61      6.97
6.501% to 7.000% .......................      12.5      18.94     14.73
7.001% to 7.500% .......................     13.99      14.29     14.10
7.501% to 8.000% .......................     20.75      18.12     19.84
8.001% to 8.500% .......................     13.63       8.34     11.80
8.501% to 9.000% .......................     14.38       9.78     12.79
9.001% to 9.500% .......................      7.56       3.92      6.30
9.501% to 10.000% ......................      5.92       2.01      4.56
10.001% to 10.500% .....................      1.78       0.76      1.43
10.501% to 11.000% .....................      1.11       0.30      0.83
11.001% to 11.500% .....................      0.37       0.08      0.27
13.001% and above ......................      0.02       0.00      0.02
----------------------------------------   -------    -------    ------
Total: .................................    100.00%    100.00%   100.00%

----------

(1) As of the Cut-off Date, the weighted average Minimum Mortgage Interest Rate of all the Mortgage Loans that are Adjustable-Rate Mortgage Loans was approximately 7.788%, of the group 1 Mortgage Loans that are Adjustable-Rate Mortgage was approximately 8.010% and of the group 2 Mortgage Loans that are Adjustable-Rate Mortgage Loans was approximately 7.368%.

       Initial Periodic Rate Cap of the Adjustable-Rate Mortgage Loans(1)


                                                   Number of                              Principal Balance
                                                Mortgage Loans                   Outstanding as of the Cut-off Date
                                           -------------------------   -------------------------------------------------------
Initial Periodic Rate Cap                  Group 1   Group 2   Total        Group 1            Group 2             Total
----------------------------------------   -------   -------   -----   -----------------   ---------------   -----------------
1.000% .................................        15         5      20       $3,075,993.75     $2,366,558.03       $5,442,551.78
1.500% .................................         0         1       1                0.00        479,928.50          479,928.50
2.000% .................................         3         1       4          672,630.60        119,293.71          791,924.31
3.000% .................................     3,848       747   4,595      881,616,982.69    382,439,691.99    1,264,056,674.68
3.040% .................................         1         0       1          297,058.23              0.00          297,058.23
5.000% .................................       292       221     513       80,647,535.86    126,332,831.37      206,980,367.23
5.020% .................................         1         0       1          178,993.85              0.00          178,993.85
----------------------------------------   -------   -------   -----   -----------------   ---------------   -----------------
Total: .................................     4,160       975   5,135     $966,489,194.98   $511,738,303.60   $1,478,227,498.58

                                                  % of Aggregate
                                           Principal Balance Outstanding
                                              as of the Cut-off Date
                                           -----------------------------
Initial Periodic Rate Cap                  Group 1    Group 2    Total
----------------------------------------   -------    -------    ------
1.000% .................................      0.32%      0.46%     0.37%
1.500% .................................      0.00       0.09      0.03
2.000% .................................      0.07       0.02      0.05
3.000% .................................     91.22      74.73     85.51
3.040% .................................      0.03       0.00      0.02
5.000% .................................      8.34      24.69     14.00
5.020% .................................      0.02       0.00      0.01
----------------------------------------   -------    -------    ------
Total: .................................    100.00%    100.00%   100.00%

----------

(1) As of the Cut-off Date, the weighted average Initial Periodic Rate Cap for all the Mortgage Loans that are Adjustable-Rate Mortgage Loans was approximately 3.272%, for the group 1 Mortgage Loans that are Adjustable-Rate Mortgage Loans was approximately 3.160 and for the group 2 Mortgage Loans that are Adjustable-Rate Mortgage Loans was approximately 3.483%.

           Periodic Rate Cap of the Adjustable-Rate Mortgage Loans(1)


                                                   Number of                              Principal Balance
                                                Mortgage Loans                   Outstanding as of the Cut-off Date
                                           -------------------------   -------------------------------------------------------
Periodic Rate Cap                          Group 1   Group 2   Total        Group 1            Group 2             Total
----------------------------------------   -------   -------   -----   -----------------   ---------------   -----------------
1.000% .................................     4,160       973   5,133     $966,489,194.98   $510,568,629.03   $1,477,057,824.01
1.500% .................................         0         1       1                0.00        479,928.50          479,928.50
2.000% .................................         0         1       1                0.00        689,746.07          689,746.07
----------------------------------------   -------   -------   -----   -----------------   ---------------   -----------------
Total: .................................     4,160       975   5,135     $966,489,194.98   $511,738,303.60   $1,478,227,498.58

                                                  % of Aggregate
                                           Principal Balance Outstanding
                                              as of the Cut-off Date
                                           -----------------------------
Periodic Rate Cap                          Group 1    Group 2    Total
----------------------------------------   -------    -------    ------
1.000% .................................    100.00%     99.77%    99.92%
1.500% .................................      0.00       0.09      0.03
2.000% .................................      0.00       0.13      0.05
----------------------------------------   -------    -------    ------
Total: .................................    100.00%    100.00%   100.00%

----------

(1) As of the Cut-off Date, the weighted average Periodic Rate Cap for all the Mortgage Loans that are Adjustable-Rate Mortgage Loans was approximately 1.001%, for the group 1 Mortgage Loans that are Adjustable-Rate Mortgage Loans was approximately 1.000% and for the group 2 Mortgage Loans that are Adjustable-Rate Mortgage Loans was approximately 1.002%.

             Gross Margins of the Adjustable-Rate Mortgage Loans(1)


                                                   Number of                              Principal Balance
                                                Mortgage Loans                   Outstanding as of the Cut-off Date
                                           -------------------------   -------------------------------------------------------
Range of Gross Margins                     Group 1   Group 2   Total        Group 1            Group 2             Total
----------------------------------------   -------   -------   -----   -----------------   ---------------   -----------------
2.501% to 3.000% .......................         9        16      25       $2,799,040.72    $11,695,482.93      $14,494,523.65
3.001% to 3.500% .......................         3        10      13          965,000.00      6,799,681.10        7,764,681.10
3.501% to 4.000% .......................         5         6      11        1,460,840.49      3,652,114.39        5,112,954.88
4.001% to 4.500% .......................         4         0       4        1,124,848.55              0.00        1,124,848.55
4.501% to 5.000% .......................        86        28     114       19,457,589.85     15,099,818.49       34,557,408.34
5.001% to 5.500% .......................       431       157     588      105,369,789.97     77,006,405.88      182,376,195.85
5.501% to 6.000% .......................       571       178     749      134,591,873.94     90,590,195.01      225,182,068.95
6.001% to 6.500% .......................       938       226   1,164      224,120,169.16    119,702,754.15      343,822,923.31
6.501% to 7.000% .......................       998       162   1,160      232,929,187.94     83,507,710.14      316,436,898.08
7.001% to 7.500% .......................       583       104     687      129,295,652.93     56,362,616.66      185,658,269.59
7.501% to 8.000% .......................       531        87     618      114,226,747.04     46,870,765.64      161,097,512.68
8.001% to 8.500% .......................         1         1       2          148,454.39        450,759.21          599,213.60
----------------------------------------   -------   -------   -----   -----------------   ---------------   -----------------
Total: .................................     4,160       975   5,135     $966,489,194.98   $511,738,303.60   $1,478,227,498.58

                                                  % of Aggregate
                                           Principal Balance Outstanding
                                              as of the Cut-off Date
                                           -----------------------------
Range of Gross Margins                     Group 1    Group 2    Total
----------------------------------------   -------    -------    ------
2.501% to 3.000% .......................      0.29%      2.29%     0.98%
3.001% to 3.500% .......................      0.10       1.33      0.53
3.501% to 4.000% .......................      0.15       0.71      0.35
4.001% to 4.500% .......................      0.12       0.00      0.08
4.501% to 5.000% .......................      2.01       2.95      2.34
5.001% to 5.500% .......................     10.90      15.05     12.34
5.501% to 6.000% .......................     13.93       17.7     15.23
6.001% to 6.500% .......................     23.19      23.39     23.26
6.501% to 7.000% .......................     24.10      16.32     21.41
7.001% to 7.500% .......................     13.38      11.01     12.56
7.501% to 8.000% .......................     11.82       9.16     10.90
8.001% to 8.500% .......................      0.02       0.09      0.04
----------------------------------------   -------    -------    ------
Total: .................................    100.00%    100.00%   100.00%

----------

(1) As of the Cut-off Date, the weighted average Gross Margin of all the Mortgage Loans that are Adjustable-Rate Mortgage Loans was approximately 6.426%, of the group 1 Mortgage Loans that are Adjustable-Rate Mortgage Loans was approximately 6.524% and of the group 2 Mortgage Loans that are Adjustable-Rate Mortgage Loans was approximately 6.241%.

         Next Adjustment Date for the Adjustable-Rate Mortgage Loans(1)


                                                   Number of                              Principal Balance
                                                Mortgage Loans                   Outstanding as of the Cut-off Date
                                           -------------------------   -------------------------------------------------------
Month of Next Adjustment Date              Group 1   Group 2   Total        Group 1            Group 2             Total
----------------------------------------   -------   -------   -----   -----------------   ---------------   -----------------
December 2007 ..........................         1         0       1          $63,692.01             $0.00          $63,692.01
March 2008 .............................         2         1       3          460,139.87        444,299.86          904,439.73
April 2008 .............................         0         1       1                0.00        796,652.47          796,652.47
June 2008 ..............................         2         0       2          434,983.25              0.00          434,983.25
July 2008 ..............................         1         1       2          133,292.39        863,806.53          997,098.92
August 2008 ............................         1         0       1          187,619.39              0.00          187,619.39
September 2008 .........................         2         0       2          364,226.30              0.00          364,226.30
October 2008 ...........................         4         0       4          872,441.42              0.00          872,441.42
November 2008 ..........................        16         4      20        3,264,375.95      1,735,798.28        5,000,174.23
December 2008 ..........................        67        15      82       14,744,740.09      6,863,806.24       21,608,546.33
January 2009 ...........................       470        76     546      104,887,404.59     38,511,034.37      143,398,438.96
February 2009 ..........................     1,236       227   1,463      283,952,267.36    118,248,926.34      402,201,193.70
March 2009 .............................     1,281       213   1,494      289,369,986.49    107,097,241.09      396,467,227.58
April 2009 .............................       472       102     574      107,959,880.80     52,924,748.84      160,884,629.64
May 2009 ...............................         1         1       2          131,821.21        450,152.56          581,973.77
August 2009 ............................         1         0       1          345,277.74              0.00          345,277.74
November 2009 ..........................         2         1       3          185,463.08        119,293.71          304,756.79
December 2009 ..........................         1         1       2          256,500.00        492,690.27          749,190.27
January 2010 ...........................        24         2      26        5,442,474.11        435,164.43        5,877,638.54
February 2010 ..........................        45        13      58       11,037,075.84      7,301,481.30       18,338,557.14
March 2010 .............................        46        13      59       10,884,941.62      5,832,657.59       16,717,599.21
April 2010 .............................        16         7      23        3,134,258.30      5,020,459.21        8,154,717.51
October 2011 ...........................         1         0       1          474,354.69              0.00          474,354.69
November 2011 ..........................         2         3       5          798,000.00      2,567,212.84        3,365,212.84
December 2011 ..........................         5        10      15        1,403,906.74      6,910,405.93        8,314,312.67
January 2012 ...........................        29        23      52        8,133,792.85     12,149,020.63       20,282,813.48
February 2012 ..........................        99        42     141       25,836,489.35     21,162,121.88       46,998,611.23
March 2012 .............................        81        49     130       23,534,627.94     26,228,893.92       49,763,521.86
April 2012 .............................        38        22      60       10,168,340.43     11,534,816.22       21,703,156.65
January 2014 ...........................         1         0       1          422,310.77              0.00          422,310.77
February 2014 ..........................         1         1       2          427,500.00        499,510.95          927,010.95

                                                  % of Aggregate
                                           Principal Balance Outstanding
                                              as of the Cut-off Date
                                           -----------------------------
Month of Next Adjustment Date              Group 1    Group 2    Total
----------------------------------------   -------    -------    ------
December 2007 ..........................      0.01%      0.00%     0.00%
March 2008 .............................      0.05       0.09      0.06
April 2008 .............................      0.00       0.16      0.05
June 2008 ..............................      0.05       0.00      0.03
July 2008 ..............................      0.01       0.17      0.07
August 2008 ............................      0.02       0.00      0.01
September 2008 .........................      0.04       0.00      0.02
October 2008 ...........................      0.09       0.00      0.06
November 2008 ..........................      0.34       0.34      0.34
December 2008 ..........................      1.53       1.34      1.46
January 2009 ...........................     10.85       7.53      9.70
February 2009 ..........................     29.38      23.11     27.21
March 2009 .............................     29.94      20.93     26.82
April 2009 .............................     11.17      10.34     10.88
May 2009 ...............................      0.01       0.09      0.04
August 2009 ............................      0.04       0.00      0.02
November 2009 ..........................      0.02       0.02      0.02
December 2009 ..........................      0.03       0.10      0.05
January 2010 ...........................      0.56       0.09      0.40
February 2010 ..........................      1.14       1.43      1.24
March 2010 .............................      1.13       1.14      1.13
April 2010 .............................      0.32       0.98      0.55
October 2011 ...........................      0.05       0.00      0.03
November 2011 ..........................      0.08        0.5      0.23
December 2011 ..........................      0.15       1.35      0.56
January 2012 ...........................      0.84       2.37      1.37
February 2012 ..........................      2.67       4.14      3.18
March 2012 .............................      2.44       5.13      3.37
April 2012 .............................      1.05       2.25      1.47
January 2014 ...........................      0.04       0.00      0.03
February 2014 ..........................      0.04       0.10      0.06


                                                   Number of                              Principal Balance
                                                Mortgage Loans                   Outstanding as of the Cut-off Date
                                           -------------------------   -------------------------------------------------------
Month of Next Adjustment Date              Group 1   Group 2   Total        Group 1            Group 2             Total
----------------------------------------   -------   -------   -----   -----------------   ---------------   -----------------
March 2014 .............................         3         0       3          585,021.22              0.00          585,021.22
April 2014 .............................         0         1       1                0.00        286,850.00          286,850.00
October 2016 ...........................         0         1       1                0.00        689,746.07          689,746.07
November 2016 ..........................         1         1       2          376,492.07        558,579.61          935,071.68
December 2016 ..........................         4         5       9        1,248,516.73      3,501,281.83        4,749,798.56
January 2017 ...........................        22        18      40        6,409,613.96     11,524,070.49       17,933,684.45
February 2017 ..........................        69        54     123       18,909,657.12     31,937,180.10       50,846,837.22
March 2017 .............................        86        49     135       22,770,688.70     25,418,382.67       48,189,071.37
April 2017 .............................        27        18      45        6,877,020.60      9,632,017.37       16,509,037.97
----------------------------------------   -------   -------   -----   -----------------   ---------------   -----------------
Total: .................................     4,160       975   5,135     $966,489,194.98   $511,738,303.60   $1,478,227,498.58

                                                  % of Aggregate
                                           Principal Balance Outstanding
                                              as of the Cut-off Date
                                           -----------------------------
Month of Next Adjustment Date              Group 1    Group 2    Total
----------------------------------------   -------    -------    ------
March 2014 .............................      0.06       0.00      0.04
April 2014 .............................      0.00       0.06      0.02
October 2016 ...........................      0.00       0.13      0.05
November 2016 ..........................      0.04       0.11      0.06
December 2016 ..........................      0.13       0.68      0.32
January 2017 ...........................      0.66       2.25      1.21
February 2017 ..........................      1.96       6.24      3.44
March 2017 .............................      2.36       4.97      3.26
April 2017 .............................      0.71       1.88      1.12
----------------------------------------   -------    -------    ------
Total: .................................    100.00%    100.00%   100.00%

----------

(1) As of the Cut-off Date, the weighted average months to the Next Adjustment Date for all the Mortgage Loans that are Adjustable-Rate Mortgage Loans was approximately 30 months, for the group 1 Mortgage Loans that are Adjustable-Rate Mortgage Loans was approximately 25 months and for the group 2 Mortgage Loans that are Adjustable-Rate Mortgage Loans was approximately 38 months.

                                   APPENDIX B
                                DECREMENT TABLES

      The following tables have been prepared based on the assumptions described in this free writing prospectus under "Yield, Prepayment and Maturity Considerations" and should be read in conjunction with that section.

   Percentage of Original Certificate Principal Balance Outstanding(1) at the
          Specified Percentages of the Applicable Prepayment Assumption

                                   Class A-1A

ARM PPC                        0%    50%    75%   100%   125%   150%   200%
-------------------------  -----   ----   ----   ----   ----   ----   ----
FRM PPC                        0%    50%    75%   100%   125%   150%   200%
-------------------------  -----   ----   ----   ----   ----   ----   ----

Distribution Date

Initial Percentage           100    100    100    100    100    100    100
October 25, 2008              99     76     65     53     42     30      7
October 25, 2009              99     49     27      6      0      0      0
October 25, 2010              98     29      3      0      0      0      0
October 25, 2011              98     17      3      0      0      0      0
October 25, 2012              97     14      3      0      0      0      0
October 25, 2013              97     11      3      0      0      0      0
October 25, 2014              96      9      3      0      0      0      0
October 25, 2015              95      8      3      0      0      0      0
October 25, 2016              94      6      2      0      0      0      0
October 25, 2017              93      5      *      0      0      0      0
October 25, 2018              92      4      0      0      0      0      0
October 25, 2019              90      4      0      0      0      0      0
October 25, 2020              89      3      0      0      0      0      0
October 25, 2021              87      2      0      0      0      0      0
October 25, 2022              85      1      0      0      0      0      0
October 25, 2023              83      0      0      0      0      0      0
October 25, 2024              81      0      0      0      0      0      0
October 25, 2025              78      0      0      0      0      0      0
October 25, 2026              75      0      0      0      0      0      0
October 25, 2027              72      0      0      0      0      0      0
October 25, 2028              68      0      0      0      0      0      0
October 25, 2029              64      0      0      0      0      0      0
October 25, 2030              60      0      0      0      0      0      0
October 25, 2031              55      0      0      0      0      0      0
October 25, 2032              49      0      0      0      0      0      0
October 25, 2033              43      0      0      0      0      0      0
October 25, 2034              36      0      0      0      0      0      0
October 25, 2035              28      0      0      0      0      0      0
October 25, 2036              19      0      0      0      0      0      0
October 25, 2037               0      0      0      0      0      0      0
Weighted Avg. Life to
   Optional Termination
   Date (in years)(2)      22.70   2.81   1.58   1.07   0.87   0.73   0.51
Weighted Avg. Life to
   Maturity (in years)(3)  22.70   2.87   1.62   1.07   0.87   0.73   0.51

----------

(1)   Rounded to the nearest whole percentage.

(2) Calculated pursuant to footnote three but assumes that the optional right to purchase the Mortgage Loans is exercised on the earliest possible Distribution Date on which such right is permitted.

(3)   The weighted average life of any class of Certificates is determined by
      (i) multiplying the assumed net reduction, if any, in the Certificate Principal Balance on each Distribution Date of such class of Certificates by the number of years from the date of issuance of the Certificates to the related Distribution Date, (ii) summing the results, and (iii) dividing the sum by the aggregate amount of the assumed net reduction in the Certificate Principal Balance of such class of Certificates.

*     Less than 0.5%, but greater than zero.

   Percentage of Original Certificate Principal Balance Outstanding(1) at the
          Specified Percentages of the Applicable Prepayment Assumption

                                   Class A-1B

ARM PPC                        0%    50%    75%   100%   125%   150%   200%
-------------------------  -----   ----   ----   ----   ----   ----   ----
FRM PPC                        0%    50%    75%   100%   125%   150%   200%
-------------------------  -----   ----   ----   ----   ----   ----   ----

Distribution Date

Initial Percentage           100    100    100    100    100    100    100
October 25, 2008             100    100    100    100    100    100    100
October 25, 2009             100    100    100    100     26      0      0
October 25, 2010             100    100    100      0      0      0      0
October 25, 2011             100     94    100      0      0      0      0
October 25, 2012             100     78     76      0      0      0      0
October 25, 2013             100     64     51      0      0      0      0
October 25, 2014             100     53     34      0      0      0      0
October 25, 2015             100     44     20      0      0      0      0
October 25, 2016             100     36     10      0      0      0      0
October 25, 2017             100     30      1      0      0      0      0
October 25, 2018             100     25      0      0      0      0      0
October 25, 2019             100     20      0      0      0      0      0
October 25, 2020             100     17      0      0      0      0      0
October 25, 2021             100      9      0      0      0      0      0
October 25, 2022             100      3      0      0      0      0      0
October 25, 2023             100      0      0      0      0      0      0
October 25, 2024             100      0      0      0      0      0      0
October 25, 2025             100      0      0      0      0      0      0
October 25, 2026             100      0      0      0      0      0      0
October 25, 2027             100      0      0      0      0      0      0
October 25, 2028             100      0      0      0      0      0      0
October 25, 2029             100      0      0      0      0      0      0
October 25, 2030             100      0      0      0      0      0      0
October 25, 2031             100      0      0      0      0      0      0
October 25, 2032             100      0      0      0      0      0      0
October 25, 2033             100      0      0      0      0      0      0
October 25, 2034             100      0      0      0      0      0      0
October 25, 2035             100      0      0      0      0      0      0
October 25, 2036             100      0      0      0      0      0      0
October 25, 2037               0      0      0      0      0      0      0
Weighted Avg. Life to
   Optional Termination
   Date (in years)(2)      29.34   7.92   6.20   2.57   1.89   1.52   1.27
Weighted Avg. Life to
   Maturity (in years)(3)  29.34   8.27   6.43   2.57   1.89   1.52   1.27

----------

(1)   Rounded to the nearest whole percentage.

(2) Calculated pursuant to footnote three but assumes that the optional right to purchase the Mortgage Loans is exercised on the earliest possible Distribution Date on which such right is permitted.

(3)   The weighted average life of any class of Certificates is determined by
      (i) multiplying the assumed net reduction, if any, in the Certificate Principal Balance on each Distribution Date of such class of Certificates by the number of years from the date of issuance of the Certificates to the related Distribution Date, (ii) summing the results, and (iii) dividing the sum by the aggregate amount of the assumed net reduction in the Certificate Principal Balance of such class of Certificates.

   Percentage of Original Certificate Principal Balance Outstanding(1) at the
          Specified Percentages of the Applicable Prepayment Assumption

                                   Class A-2A

ARM PPC                        0%    50%    75%   100%   125%   150%   200%
-------------------------  -----   ----   ----   ----   ----   ----   ----
FRM PPC                        0%    50%    75%   100%   125%   150%   200%
-------------------------  -----   ----   ----   ----   ----   ----   ----

Distribution Date

Initial Percentage           100    100    100    100    100    100    100
October 25, 2008             100     75     62     50     38     25    *
October 25, 2009              99     45     21      0      0      0      0
October 25, 2010              99     24      0      0      0      0      0
October 25, 2011              98     10      0      0      0      0      0
October 25, 2012              98      4      0      0      0      0      0
October 25, 2013              97      0      0      0      0      0      0
October 25, 2014              97      0      0      0      0      0      0
October 25, 2015              96      0      0      0      0      0      0
October 25, 2016              95      0      0      0      0      0      0
October 25, 2017              94      0      0      0      0      0      0
October 25, 2018              93      0      0      0      0      0      0
October 25, 2019              91      0      0      0      0      0      0
October 25, 2020              89      0      0      0      0      0      0
October 25, 2021              87      0      0      0      0      0      0
October 25, 2022              85      0      0      0      0      0      0
October 25, 2023              83      0      0      0      0      0      0
October 25, 2024              80      0      0      0      0      0      0
October 25, 2025              77      0      0      0      0      0      0
October 25, 2026              74      0      0      0      0      0      0
October 25, 2027              70      0      0      0      0      0      0
October 25, 2028              66      0      0      0      0      0      0
October 25, 2029              62      0      0      0      0      0      0
October 25, 2030              57      0      0      0      0      0      0
October 25, 2031              52      0      0      0      0      0      0
October 25, 2032              45      0      0      0      0      0      0
October 25, 2033              39      0      0      0      0      0      0
October 25, 2034              31      0      0      0      0      0      0
October 25, 2035              23      0      0      0      0      0      0
October 25, 2036              13      0      0      0      0      0      0
October 25, 2037               0      0      0      0      0      0      0
Weighted Avg. Life to
   Optional Termination
   Date (in years)(2)      22.40   2.07   1.33   1.00   0.82   0.68   0.48
Weighted Avg. Life to
   Maturity (in years)(3)  22.40   2.07   1.33   1.00   0.82   0.68   0.48

----------

(1)   Rounded to the nearest whole percentage.

(2) Calculated pursuant to footnote three but assumes that the optional right to purchase the Mortgage Loans is exercised on the earliest possible Distribution Date on which such right is permitted.

(3)   The weighted average life of any class of Certificates is determined by
      (i) multiplying the assumed net reduction, if any, in the Certificate Principal Balance on each Distribution Date of such class of Certificates by the number of years from the date of issuance of the Certificates to the related Distribution Date, (ii) summing the results, and (iii) dividing the sum by the aggregate amount of the assumed net reduction in the Certificate Principal Balance of such class of Certificates.

*     Less than 0.5%, but greater than zero.

   Percentage of Original Certificate Principal Balance Outstanding(1) at the
          Specified Percentages of the Applicable Prepayment Assumption

                                   Class A-2B

ARM PPC                        0%    50%    75%   100%   125%   150%   200%
-------------------------  -----   ----   ----   ----   ----   ----   ----
FRM PPC                        0%    50%    75%   100%   125%   150%   200%
-------------------------  -----   ----   ----   ----   ----   ----   ----

Distribution Date

Initial Percentage           100    100    100    100    100    100    100
October 25, 2008             100    100    100    100    100    100    100
October 25, 2009             100    100    100     99     17      0      0
October 25, 2010             100    100     85      0      0      0      0
October 25, 2011             100    100     85      0      0      0      0
October 25, 2012             100    100     67      0      0      0      0
October 25, 2013             100     96     50      0      0      0      0
October 25, 2014             100     79     37      0      0      0      0
October 25, 2015             100     65     28      0      0      0      0
October 25, 2016             100     54     14      0      0      0      0
October 25, 2017             100     45      1      0      0      0      0
October 25, 2018             100     37      0      0      0      0      0
October 25, 2019             100     30      0      0      0      0      0
October 25, 2020             100     24      0      0      0      0      0
October 25, 2021             100     13      0      0      0      0      0
October 25, 2022             100      4      0      0      0      0      0
October 25, 2023             100      0      0      0      0      0      0
October 25, 2024             100      0      0      0      0      0      0
October 25, 2025             100      0      0      0      0      0      0
October 25, 2026             100      0      0      0      0      0      0
October 25, 2027             100      0      0      0      0      0      0
October 25, 2028             100      0      0      0      0      0      0
October 25, 2029             100      0      0      0      0      0      0
October 25, 2030             100      0      0      0      0      0      0
October 25, 2031             100      0      0      0      0      0      0
October 25, 2032             100      0      0      0      0      0      0
October 25, 2033             100      0      0      0      0      0      0
October 25, 2034             100      0      0      0      0      0      0
October 25, 2035             100      0      0      0      0      0      0
October 25, 2036             100      0      0      0      0      0      0
October 25, 2037               0      0      0      0      0      0      0
Weighted Avg. Life to
   Optional Termination
   Date (in years)(2)      29.39   9.49   5.93   2.43   1.80   1.50   1.22
Weighted Avg. Life to
   Maturity (in years)(3)  29.39   9.98   6.24   2.43   1.80   1.50   1.22

----------

(1)   Rounded to the nearest whole percentage.

(2) Calculated pursuant to footnote three but assumes that the optional right to purchase the Mortgage Loans is exercised on the earliest possible Distribution Date on which such right is permitted.

(3)   The weighted average life of any class of Certificates is determined by
      (i) multiplying the assumed net reduction, if any, in the Certificate Principal Balance on each Distribution Date of such class of Certificates by the number of years from the date of issuance of the Certificates to the related Distribution Date, (ii) summing the results, and (iii) dividing the sum by the aggregate amount of the assumed net reduction in the Certificate Principal Balance of such class of Certificates.

   Percentage of Original Certificate Principal Balance Outstanding(1) at the
          Specified Percentages of the Applicable Prepayment Assumption

                                    Class M-1

ARM PPC                        0%    50%    75%   100%   125%   150%   200%
-------------------------  -----   ----   ----   ----   ----   ----   ----
FRM PPC                        0%    50%    75%   100%   125%   150%   200%
-------------------------  -----   ----   ----   ----   ----   ----   ----

Distribution Date

Initial Percentage           100    100    100    100    100    100    100
October 25, 2008             100    100    100    100    100    100    100
October 25, 2009             100    100    100    100    100      0     58
October 25, 2010             100    100    100     66     88      0      0
October 25, 2011             100     94     92     66     88      0      0
October 25, 2012             100     78     45     66     44      0      0
October 25, 2013             100     64     34     66      0      0      0
October 25, 2014             100     53     25     17      0      0      0
October 25, 2015             100     44     18      0      0      0      0
October 25, 2016             100     36      0      0      0      0      0
October 25, 2017             100     30      0      0      0      0      0
October 25, 2018             100     25      0      0      0      0      0
October 25, 2019             100     20      0      0      0      0      0
October 25, 2020             100      0      0      0      0      0      0
October 25, 2021             100      0      0      0      0      0      0
October 25, 2022             100      0      0      0      0      0      0
October 25, 2023             100      0      0      0      0      0      0
October 25, 2024             100      0      0      0      0      0      0
October 25, 2025             100      0      0      0      0      0      0
October 25, 2026             100      0      0      0      0      0      0
October 25, 2027             100      0      0      0      0      0      0
October 25, 2028             100      0      0      0      0      0      0
October 25, 2029             100      0      0      0      0      0      0
October 25, 2030             100      0      0      0      0      0      0
October 25, 2031             100      0      0      0      0      0      0
October 25, 2032             100      0      0      0      0      0      0
October 25, 2033             100      0      0      0      0      0      0
October 25, 2034             100      0      0      0      0      0      0
October 25, 2035             100      0      0      0      0      0      0
October 25, 2036             100      0      0      0      0      0      0
October 25, 2037               0      0      0      0      0      0      0
Weighted Avg. Life to
   Optional Termination
   Date (in years)(2)      29.35   7.91   5.45   4.73   3.97   1.64   1.87
Weighted Avg. Life to
   Maturity (in years)(3)  29.35   8.00   5.51   5.52   4.68   1.64   2.13

----------

(1)   Rounded to the nearest whole percentage.

(2) Calculated pursuant to footnote three but assumes that the optional right to purchase the Mortgage Loans is exercised on the earliest possible Distribution Date on which such right is permitted.

(3)   The weighted average life of any class of Certificates is determined by
      (i) multiplying the assumed net reduction, if any, in the Certificate Principal Balance on each Distribution Date of such class of Certificates by the number of years from the date of issuance of the Certificates to the related Distribution Date, (ii) summing the results, and (iii) dividing the sum by the aggregate amount of the assumed net reduction in the Certificate Principal Balance of such class of Certificates.

   Percentage of Original Certificate Principal Balance Outstanding(1) at the
          Specified Percentages of the Applicable Prepayment Assumption

                                    Class M-2

ARM PPC                        0%    50%    75%   100%   125%   150%   200%
-------------------------  -----   ----   ----   ----   ----   ----   ----
FRM PPC                        0%    50%    75%   100%   125%   150%   200%
-------------------------  -----   ----   ----   ----   ----   ----   ----

Distribution Date

Initial Percentage           100    100    100    100    100    100    100
October 25, 2008             100    100    100    100    100    100    100
October 25, 2009             100    100    100    100    100     89    100
October 25, 2010             100    100    100    100    100     89      0
October 25, 2011             100     94     61    100    100      7      0
October 25, 2012             100     78     45    100      0      0      0
October 25, 2013             100     64     34     53      0      0      0
October 25, 2014             100     53     25      0      0      0      0
October 25, 2015             100     44      0      0      0      0      0
October 25, 2016             100     36      0      0      0      0      0
October 25, 2017             100     30      0      0      0      0      0
October 25, 2018             100     25      0      0      0      0      0
October 25, 2019             100     16      0      0      0      0      0
October 25, 2020             100      0      0      0      0      0      0
October 25, 2021             100      0      0      0      0      0      0
October 25, 2022             100      0      0      0      0      0      0
October 25, 2023             100      0      0      0      0      0      0
October 25, 2024             100      0      0      0      0      0      0
October 25, 2025             100      0      0      0      0      0      0
October 25, 2026             100      0      0      0      0      0      0
October 25, 2027             100      0      0      0      0      0      0
October 25, 2028             100      0      0      0      0      0      0
October 25, 2029             100      0      0      0      0      0      0
October 25, 2030             100      0      0      0      0      0      0
October 25, 2031             100      0      0      0      0      0      0
October 25, 2032             100      0      0      0      0      0      0
October 25, 2033             100      0      0      0      0      0      0
October 25, 2034             100      0      0      0      0      0      0
October 25, 2035             100      0      0      0      0      0      0
October 25, 2036             100      0      0      0      0      0      0
October 25, 2037               0      0      0      0      0      0      0
Weighted Avg. Life to
   Optional Termination
   Date (in years)(2)      29.35   7.89   5.35   5.64   4.21   2.97   2.22
Weighted Avg. Life to
   Maturity (in years)(3)  29.35   7.90   5.35   6.05   4.38   3.53   2.39

----------

(1)   Rounded to the nearest whole percentage.

(2) Calculated pursuant to footnote three but assumes that the optional right to purchase the Mortgage Loans is exercised on the earliest possible Distribution Date on which such right is permitted.

(3)   The weighted average life of any class of Certificates is determined by
      (i) multiplying the assumed net reduction, if any, in the Certificate Principal Balance on each Distribution Date of such class of Certificates by the number of years from the date of issuance of the Certificates to the related Distribution Date, (ii) summing the results, and (iii) dividing the sum by the aggregate amount of the assumed net reduction in the Certificate Principal Balance of such class of Certificates.

   Percentage of Original Certificate Principal Balance Outstanding(1) at the
          Specified Percentages of the Applicable Prepayment Assumption

                                    Class M-3

ARM PPC                        0%    50%    75%   100%   125%   150%   200%
-------------------------  -----   ----   ----   ----   ----   ----   ----
FRM PPC                        0%    50%    75%   100%   125%   150%   200%
-------------------------  -----   ----   ----   ----   ----   ----   ----

Distribution Date

Initial Percentage           100    100    100    100    100    100    100
October 25, 2008             100    100    100    100    100    100    100
October 25, 2009             100    100    100    100    100    100     72
October 25, 2010             100    100    100    100    100     79      0
October 25, 2011             100     94     61    100     14      0      0
October 25, 2012             100     78     45     79      0      0      0
October 25, 2013             100     64     34      0      0      0      0
October 25, 2014             100     53     25      0      0      0      0
October 25, 2015             100     44      0      0      0      0      0
October 25, 2016             100     36      0      0      0      0      0
October 25, 2017             100     30      0      0      0      0      0
October 25, 2018             100     25      0      0      0      0      0
October 25, 2019             100      0      0      0      0      0      0
October 25, 2020             100      0      0      0      0      0      0
October 25, 2021             100      0      0      0      0      0      0
October 25, 2022             100      0      0      0      0      0      0
October 25, 2023             100      0      0      0      0      0      0
October 25, 2024             100      0      0      0      0      0      0
October 25, 2025             100      0      0      0      0      0      0
October 25, 2026             100      0      0      0      0      0      0
October 25, 2027             100      0      0      0      0      0      0
October 25, 2028             100      0      0      0      0      0      0
October 25, 2029             100      0      0      0      0      0      0
October 25, 2030             100      0      0      0      0      0      0
October 25, 2031             100      0      0      0      0      0      0
October 25, 2032             100      0      0      0      0      0      0
October 25, 2033             100      0      0      0      0      0      0
October 25, 2034             100      0      0      0      0      0      0
October 25, 2035             100      0      0      0      0      0      0
October 25, 2036             100      0      0      0      0      0      0
October 25, 2037               0      0      0      0      0      0      0
Weighted Avg. Life to
   Optional Termination
   Date (in years)(2)      29.35   7.75   5.18   5.23   3.78   3.09   2.08
Weighted Avg. Life to
   Maturity (in years)(3)  29.35   7.75   5.18   5.23   3.78   3.18   2.08

----------

(1)   Rounded to the nearest whole percentage.

(2) Calculated pursuant to footnote three but assumes that the optional right to purchase the Mortgage Loans is exercised on the earliest possible Distribution Date on which such right is permitted.

(3)   The weighted average life of any class of Certificates is determined by
      (i) multiplying the assumed net reduction, if any, in the Certificate Principal Balance on each Distribution Date of such class of Certificates by the number of years from the date of issuance of the Certificates to the related Distribution Date, (ii) summing the results, and (iii) dividing the sum by the aggregate amount of the assumed net reduction in the Certificate Principal Balance of such class of Certificates.

   Percentage of Original Certificate Principal Balance Outstanding(1) at the
          Specified Percentages of the Applicable Prepayment Assumption

                                    Class M-4

ARM PPC                        0%    50%    75%   100%   125%   150%   200%
-------------------------  -----   ----   ----   ----   ----   ----   ----
FRM PPC                        0%    50%    75%   100%   125%   150%   200%
-------------------------  -----   ----   ----   ----   ----   ----   ----

Distribution Date

Initial Percentage           100    100    100    100    100    100    100
October 25, 2008             100    100    100    100    100    100    100
October 25, 2009             100    100    100    100    100    100      0
October 25, 2010             100    100    100    100    100      0      0
October 25, 2011             100     94     61    100      0      0      0
October 25, 2012             100     78     45      *      0      0      0
October 25, 2013             100     64     34      0      0      0      0
October 25, 2014             100     53      3      0      0      0      0
October 25, 2015             100     44      0      0      0      0      0
October 25, 2016             100     36      0      0      0      0      0
October 25, 2017             100     30      0      0      0      0      0
October 25, 2018             100      0      0      0      0      0      0
October 25, 2019             100      0      0      0      0      0      0
October 25, 2020             100      0      0      0      0      0      0
October 25, 2021             100      0      0      0      0      0      0
October 25, 2022             100      0      0      0      0      0      0
October 25, 2023             100      0      0      0      0      0      0
October 25, 2024             100      0      0      0      0      0      0
October 25, 2025             100      0      0      0      0      0      0
October 25, 2026             100      0      0      0      0      0      0
October 25, 2027             100      0      0      0      0      0      0
October 25, 2028             100      0      0      0      0      0      0
October 25, 2029             100      0      0      0      0      0      0
October 25, 2030             100      0      0      0      0      0      0
October 25, 2031             100      0      0      0      0      0      0
October 25, 2032             100      0      0      0      0      0      0
October 25, 2033             100      0      0      0      0      0      0
October 25, 2034             100      0      0      0      0      0      0
October 25, 2035             100      0      0      0      0      0      0
October 25, 2036             100      0      0      0      0      0      0
October 25, 2037               0      0      0      0      0      0      0
Weighted Avg. Life to
   Optional Termination
   Date (in years)(2)      29.35   7.57   5.01   4.64   3.36   2.77   1.86
Weighted Avg. Life to
   Maturity (in years)(3)  29.35   7.57   5.01   4.64   3.36   2.77   1.86

----------

(1)   Rounded to the nearest whole percentage.

(2) Calculated pursuant to footnote three but assumes that the optional right to purchase the Mortgage Loans is exercised on the earliest possible Distribution Date on which such right is permitted.

(3)   The weighted average life of any class of Certificates is determined by
      (i) multiplying the assumed net reduction, if any, in the Certificate Principal Balance on each Distribution Date of such class of Certificates by the number of years from the date of issuance of the Certificates to the related Distribution Date, (ii) summing the results, and (iii) dividing the sum by the aggregate amount of the assumed net reduction in the Certificate Principal Balance of such class of Certificates.

*     Less than 0.5%, but greater than zero.

   Percentage of Original Certificate Principal Balance Outstanding(1) at the
          Specified Percentages of the Applicable Prepayment Assumption

                                    Class M-5

ARM PPC                        0%    50%    75%   100%   125%   150%   200%
-------------------------  -----   ----   ----   ----   ----   ----   ----
FRM PPC                        0%    50%    75%   100%   125%   150%   200%
-------------------------  -----   ----   ----   ----   ----   ----   ----

Distribution Date

Initial Percentage           100    100    100    100    100    100    100
October 25, 2008             100    100    100    100    100    100    100
October 25, 2009             100    100    100    100    100    100      0
October 25, 2010             100    100    100    100     66      0      0
October 25, 2011             100     94     61    100      0      0      0
October 25, 2012             100     78     45      0      0      0      0
October 25, 2013             100     64     34      0      0      0      0
October 25, 2014             100     53      0      0      0      0      0
October 25, 2015             100     44      0      0      0      0      0
October 25, 2016             100     36      0      0      0      0      0
October 25, 2017             100     16      0      0      0      0      0
October 25, 2018             100      0      0      0      0      0      0
October 25, 2019             100      0      0      0      0      0      0
October 25, 2020             100      0      0      0      0      0      0
October 25, 2021             100      0      0      0      0      0      0
October 25, 2022             100      0      0      0      0      0      0
October 25, 2023             100      0      0      0      0      0      0
October 25, 2024             100      0      0      0      0      0      0
October 25, 2025             100      0      0      0      0      0      0
October 25, 2026             100      0      0      0      0      0      0
October 25, 2027             100      0      0      0      0      0      0
October 25, 2028             100      0      0      0      0      0      0
October 25, 2029             100      0      0      0      0      0      0
October 25, 2030             100      0      0      0      0      0      0
October 25, 2031             100      0      0      0      0      0      0
October 25, 2032             100      0      0      0      0      0      0
October 25, 2033             100      0      0      0      0      0      0
October 25, 2034             100      0      0      0      0      0      0
October 25, 2035             100      0      0      0      0      0      0
October 25, 2036             100      0      0      0      0      0      0
October 25, 2037               0      0      0      0      0      0      0
Weighted Avg. Life to
   Optional Termination
   Date (in years)(2)      29.35   7.38   4.87   4.30   3.13   2.52   1.73
Weighted Avg. Life to
   Maturity (in years)(3)  29.35   7.38   4.87   4.30   3.13   2.52   1.73

----------

(1)   Rounded to the nearest whole percentage.

(2) Calculated pursuant to footnote three but assumes that the optional right to purchase the Mortgage Loans is exercised on the earliest possible Distribution Date on which such right is permitted.

(3)   The weighted average life of any class of Certificates is determined by
      (i) multiplying the assumed net reduction, if any, in the Certificate Principal Balance on each Distribution Date of such class of Certificates by the number of years from the date of issuance of the Certificates to the related Distribution Date, (ii) summing the results, and (iii) dividing the sum by the aggregate amount of the assumed net reduction in the Certificate Principal Balance of such class of Certificates.

   Percentage of Original Certificate Principal Balance Outstanding(1) at the
          Specified Percentages of the Applicable Prepayment Assumption

                                    Class M-6

ARM PPC                        0%    50%    75%   100%   125%   150%   200%
-------------------------  -----   ----   ----   ----   ----   ----   ----
FRM PPC                        0%    50%    75%   100%   125%   150%   200%
-------------------------  -----   ----   ----   ----   ----   ----   ----

Distribution Date

Initial Percentage           100    100    100    100    100    100    100
October 25, 2008             100    100    100    100    100    100    100
October 25, 2009             100    100    100    100    100    100      0
October 25, 2010             100    100    100    100     37      0      0
October 25, 2011             100     94     61     44      0      0      0
October 25, 2012             100     78     45      0      0      0      0
October 25, 2013             100     64     16      0      0      0      0
October 25, 2014             100     53      0      0      0      0      0
October 25, 2015             100     44      0      0      0      0      0
October 25, 2016             100     36      0      0      0      0      0
October 25, 2017             100      0      0      0      0      0      0
October 25, 2018             100      0      0      0      0      0      0
October 25, 2019             100      0      0      0      0      0      0
October 25, 2020             100      0      0      0      0      0      0
October 25, 2021             100      0      0      0      0      0      0
October 25, 2022             100      0      0      0      0      0      0
October 25, 2023             100      0      0      0      0      0      0
October 25, 2024             100      0      0      0      0      0      0
October 25, 2025             100      0      0      0      0      0      0
October 25, 2026             100      0      0      0      0      0      0
October 25, 2027             100      0      0      0      0      0      0
October 25, 2028             100      0      0      0      0      0      0
October 25, 2029             100      0      0      0      0      0      0
October 25, 2030             100      0      0      0      0      0      0
October 25, 2031             100      0      0      0      0      0      0
October 25, 2032             100      0      0      0      0      0      0
October 25, 2033             100      0      0      0      0      0      0
October 25, 2034             100      0      0      0      0      0      0
October 25, 2035             100      0      0      0      0      0      0
October 25, 2036             100      0      0      0      0      0      0
October 25, 2037               0      0      0      0      0      0      0
Weighted Avg. Life to
   Optional Termination
   Date (in years)(2)      29.35   7.17   4.71   4.06   2.96   2.34   1.66
Weighted Avg. Life to
   Maturity (in years)(3)  29.35   7.17   4.71   4.06   2.96   2.34   1.66

----------

(1)   Rounded to the nearest whole percentage.

(2) Calculated pursuant to footnote three but assumes that the optional right to purchase the Mortgage Loans is exercised on the earliest possible Distribution Date on which such right is permitted.

(3)   The weighted average life of any class of Certificates is determined by
      (i) multiplying the assumed net reduction, if any, in the Certificate Principal Balance on each Distribution Date of such class of Certificates by the number of years from the date of issuance of the Certificates to the related Distribution Date, (ii) summing the results, and (iii) dividing the sum by the aggregate amount of the assumed net reduction in the Certificate Principal Balance of such class of Certificates.

   Percentage of Original Certificate Principal Balance Outstanding(1) at the
          Specified Percentages of the Applicable Prepayment Assumption

                                    Class M-7

ARM PPC                        0%    50%    75%   100%   125%   150%   200%
-------------------------  -----   ----   ----   ----   ----   ----   ----
FRM PPC                        0%    50%    75%   100%   125%   150%   200%
-------------------------  -----   ----   ----   ----   ----   ----   ----

Distribution Date

Initial Percentage           100    100    100    100    100    100    100
October 25, 2008             100    100    100    100    100    100    100
October 25, 2009             100    100    100    100    100    100      0
October 25, 2010             100    100    100    100      8      0      0
October 25, 2011             100     94     61     17      0      0      0
October 25, 2012             100     78     45      0      0      0      0
October 25, 2013             100     64      0      0      0      0      0
October 25, 2014             100     53      0      0      0      0      0
October 25, 2015             100     44      0      0      0      0      0
October 25, 2016             100      5      0      0      0      0      0
October 25, 2017             100      0      0      0      0      0      0
October 25, 2018             100      0      0      0      0      0      0
October 25, 2019             100      0      0      0      0      0      0
October 25, 2020             100      0      0      0      0      0      0
October 25, 2021             100      0      0      0      0      0      0
October 25, 2022             100      0      0      0      0      0      0
October 25, 2023             100      0      0      0      0      0      0
October 25, 2024             100      0      0      0      0      0      0
October 25, 2025             100      0      0      0      0      0      0
October 25, 2026             100      0      0      0      0      0      0
October 25, 2027             100      0      0      0      0      0      0
October 25, 2028             100      0      0      0      0      0      0
October 25, 2029             100      0      0      0      0      0      0
October 25, 2030             100      0      0      0      0      0      0
October 25, 2031             100      0      0      0      0      0      0
October 25, 2032             100      0      0      0      0      0      0
October 25, 2033             100      0      0      0      0      0      0
October 25, 2034             100      0      0      0      0      0      0
October 25, 2035             100      0      0      0      0      0      0
October 25, 2036             100      0      0      0      0      0      0
October 25, 2037               0      0      0      0      0      0      0
Weighted Avg. Life to
   Optional Termination
   Date (in years)(2)      29.35   6.97   4.58   3.87   2.83   2.21   1.59
Weighted Avg. Life to
   Maturity (in years)(3)  29.35   6.97   4.58   3.87   2.83   2.21   1.59

----------

(1)   Rounded to the nearest whole percentage.

(2) Calculated pursuant to footnote three but assumes that the optional right to purchase the Mortgage Loans is exercised on the earliest possible Distribution Date on which such right is permitted.

(3)   The weighted average life of any class of Certificates is determined by
      (i) multiplying the assumed net reduction, if any, in the Certificate Principal Balance on each Distribution Date of such class of Certificates by the number of years from the date of issuance of the Certificates to the related Distribution Date, (ii) summing the results, and (iii) dividing the sum by the aggregate amount of the assumed net reduction in the Certificate Principal Balance of such class of Certificates.

   Percentage of Original Certificate Principal Balance Outstanding(1) at the
          Specified Percentages of the Applicable Prepayment Assumption

                                    Class M-8

ARM PPC                        0%    50%    75%   100%   125%   150%   200%
-------------------------  -----   ----   ----   ----   ----   ----   ----
FRM PPC                        0%    50%    75%   100%   125%   150%   200%
-------------------------  -----   ----   ----   ----   ----   ----   ----

Distribution Date

Initial Percentage           100    100    100    100    100    100    100
October 25, 2008             100    100    100    100    100    100    100
October 25, 2009             100    100    100    100    100    100      0
October 25, 2010             100    100    100    100      0      0      0
October 25, 2011             100     94     61      0      0      0      0
October 25, 2012             100     78     45      0      0      0      0
October 25, 2013             100     64      0      0      0      0      0
October 25, 2014             100     53      0      0      0      0      0
October 25, 2015             100     43      0      0      0      0      0
October 25, 2016             100      0      0      0      0      0      0
October 25, 2017             100      0      0      0      0      0      0
October 25, 2018             100      0      0      0      0      0      0
October 25, 2019             100      0      0      0      0      0      0
October 25, 2020             100      0      0      0      0      0      0
October 25, 2021             100      0      0      0      0      0      0
October 25, 2022             100      0      0      0      0      0      0
October 25, 2023             100      0      0      0      0      0      0
October 25, 2024             100      0      0      0      0      0      0
October 25, 2025             100      0      0      0      0      0      0
October 25, 2026             100      0      0      0      0      0      0
October 25, 2027             100      0      0      0      0      0      0
October 25, 2028             100      0      0      0      0      0      0
October 25, 2029             100      0      0      0      0      0      0
October 25, 2030             100      0      0      0      0      0      0
October 25, 2031             100      0      0      0      0      0      0
October 25, 2032             100      0      0      0      0      0      0
October 25, 2033             100      0      0      0      0      0      0
October 25, 2034             100      0      0      0      0      0      0
October 25, 2035             100      0      0      0      0      0      0
October 25, 2036             100      0      0      0      0      0      0
October 25, 2037               0      0      0      0      0      0      0
Weighted Avg. Life to
   Optional Termination
   Date (in years)(2)      29.35   6.76   4.42   3.71   2.70   2.11   1.56
Weighted Avg. Life to
   Maturity (in years)(3)  29.35   6.76   4.42   3.71   2.70   2.11   1.56

----------

(1)   Rounded to the nearest whole percentage.

(2) Calculated pursuant to footnote three but assumes that the optional right to purchase the Mortgage Loans is exercised on the earliest possible Distribution Date on which such right is permitted.

(3)   The weighted average life of any class of Certificates is determined by
      (i) multiplying the assumed net reduction, if any, in the Certificate Principal Balance on each Distribution Date of such class of Certificates by the number of years from the date of issuance of the Certificates to the related Distribution Date, (ii) summing the results, and (iii) dividing the sum by the aggregate amount of the assumed net reduction in the Certificate Principal Balance of such class of Certificates.

   Percentage of Original Certificate Principal Balance Outstanding(1) at the
          Specified Percentages of the Applicable Prepayment Assumption

                                    Class M-9

ARM PPC                        0%    50%    75%   100%   125%   150%   200%
-------------------------  -----   ----   ----   ----   ----   ----   ----
FRM PPC                        0%    50%    75%   100%   125%   150%   200%
-------------------------  -----   ----   ----   ----   ----   ----   ----

Distribution Date

Initial Percentage           100    100    100    100    100    100    100
October 25, 2008             100    100    100    100    100    100    100
October 25, 2009             100    100    100    100    100     59      0
October 25, 2010             100    100    100    100      0      0      0
October 25, 2011             100     94     61      0      0      0      0
October 25, 2012             100     78     11      0      0      0      0
October 25, 2013             100     64      0      0      0      0      0
October 25, 2014             100     53      0      0      0      0      0
October 25, 2015             100      0      0      0      0      0      0
October 25, 2016             100      0      0      0      0      0      0
October 25, 2017             100      0      0      0      0      0      0
October 25, 2018             100      0      0      0      0      0      0
October 25, 2019             100      0      0      0      0      0      0
October 25, 2020             100      0      0      0      0      0      0
October 25, 2021             100      0      0      0      0      0      0
October 25, 2022             100      0      0      0      0      0      0
October 25, 2023             100      0      0      0      0      0      0
October 25, 2024             100      0      0      0      0      0      0
October 25, 2025             100      0      0      0      0      0      0
October 25, 2026             100      0      0      0      0      0      0
October 25, 2027             100      0      0      0      0      0      0
October 25, 2028             100      0      0      0      0      0      0
October 25, 2029             100      0      0      0      0      0      0
October 25, 2030             100      0      0      0      0      0      0
October 25, 2031             100      0      0      0      0      0      0
October 25, 2032             100      0      0      0      0      0      0
October 25, 2033             100      0      0      0      0      0      0
October 25, 2034             100      0      0      0      0      0      0
October 25, 2035             100      0      0      0      0      0      0
October 25, 2036             100      0      0      0      0      0      0
October 25, 2037               0      0      0      0      0      0      0
Weighted Avg. Life to
   Optional Termination
   Date (in years)(2)      29.35   6.48   4.24   3.55   2.58   2.02   1.56
Weighted Avg. Life to
   Maturity (in years)(3)  29.35   6.48   4.24   3.55   2.58   2.02   1.56

----------

(1)   Rounded to the nearest whole percentage.

(2) Calculated pursuant to footnote three but assumes that the optional right to purchase the Mortgage Loans is exercised on the earliest possible Distribution Date on which such right is permitted.

(3)   The weighted average life of any class of Certificates is determined by
      (i) multiplying the assumed net reduction, if any, in the Certificate Principal Balance on each Distribution Date of such class of Certificates by the number of years from the date of issuance of the Certificates to the related Distribution Date, (ii) summing the results, and (iii) dividing the sum by the aggregate amount of the assumed net reduction in the Certificate Principal Balance of such class of Certificates.

                                   APPENDIX C

                      ASSUMED MORTGAGE LOAN CHARACTERISTICS

                                                                            Original
              Cut-off        Gross                  Original                Interest                Months to      Rate
                Date        Mortgage   Original   Amortization                Only                     Next       Change
Interest     Principal      Interest     Term         Term       Loan Age     Term       Gross      Adjustment   Frequency
  Type      Balance ($)     Rate (%)   (months)     (months)     (months)   (months)   Margin (%)      Date      (months)
--------   --------------   --------   --------   ------------   --------   --------   ----------   ----------   ---------
   ARM         460,139.87    10.1948        360            360          7          0       6.7931            5           6
   ARM          63,692.01    10.5000        360            360         10          0       7.5400            2           6
   ARM       8,304,535.81     7.1381        360            360          7          0       6.6239          113           6
   ARM       6,463,435.14     7.5311        360            360          7          0       6.7675          113           6
   ARM         877,516.03     9.4843        360            360          7          0       7.5075          113           6
   ARM       2,280,698.12     6.4971        360            360          8        120       6.5244          112           6
   ARM         212,000.00     7.9900        360            360          8        120       6.1000          112           6
   ARM      17,756,523.16     6.5617        360            360          8        120       5.9924          112           6
   ARM         222,963.60     7.8369        360            360          8        120       7.0530          112           6
   ARM         224,378.24     6.5100        360            360          6         60       5.2000          114           6
   ARM         195,281.76     7.3000        360            360          7         60       6.2250          113           6
   ARM         643,995.58     6.4834        360            360          8         60       6.2052          112           6
   ARM       3,464,643.46     7.2134        360            480          7          0       6.3847          113           6
   ARM         355,514.92     7.9700        360            480          7          0       7.6000          113           6
   ARM       3,135,693.41     7.1441        360            480          8          0       6.5052          112           6
   ARM         278,537.62     7.0494        360            480          7          0       6.1602          113           6
   ARM       2,892,883.48     7.0937        360            600          7          0       6.4356          113           6
   ARM       8,345,803.73     7.0206        360            600          8          0       6.3933          112           6
   ARM         937,585.12     7.5164        360            600          8          0       7.1698          112           6
   ARM      83,777,364.90     8.5515        360            360          7          0       6.4271           17           6
   ARM          75,746.68    10.9950        360            360          9          0       7.1250           15           6
   ARM       4,924,460.53     8.9305        360            360          8          0       6.9519           16           6
   ARM         564,351.03     8.9092        360            360          8          0       7.3356           16           6
   ARM       1,072,329.48     8.1581        360            360          9          0       6.2047           15           6
   ARM      83,612,631.12     8.4961        360            360          8          0       6.6194           16           6
   ARM      14,567,421.17     9.2071        360            360          8          0       6.8972           16           6
   ARM       1,555,771.82     8.8484        360            360          8          0       6.6862           16           6
   ARM         619,306.33     9.5500        360            360          8          0       6.9121           16           6
   ARM       2,674,827.29     7.6732        360            360          7        120       6.7938           17           6
   ARM         513,899.99     7.7278        360            360          8        120       6.5647           16           6
   ARM       5,531,610.54     7.2791        360            360          7        120       6.2578           17           6
   ARM       9,593,101.62     7.5210        360            360          8         60       6.4847           16           6
   ARM       2,104,213.81     7.3447        360            360          8         60       6.3168           16           6
   ARM         366,600.00     8.9800        360            360          7         60       7.7500           17           6
   ARM      45,753,984.34     7.1221        360            360          8         60       6.1737           16           6
   ARM         952,730.26     7.6175        360            360          7         60       6.8882           17           6
   ARM         174,400.00     7.6100        360            360          8         60       5.9750           16           6
   ARM      85,349,261.03     8.4414        360            480          8          0       6.4064           16           6
   ARM       4,201,368.28     8.4212        360            480          7          0       6.7796           17           6
   ARM         906,801.46     8.7677        360            480          9          0       6.8147           15           6


           Initial               Maximum    Minimum
           Periodic   Periodic   Mortgage   Mortgage
Interest     Rate       Rate     Interest   Interest
  Type     Cap (%)    Cap (%)    Rate (%)   Rate (%)
--------   --------   --------   --------   --------
   ARM       1.0000     1.0000    15.6948     9.1948
   ARM       1.0000     1.0000    16.0000     7.5400
   ARM       4.9766     1.0000    13.6381     7.1381
   ARM       5.0000     1.0000    14.0311     7.5311
   ARM       5.0000     1.0000    15.9843     9.4843
   ARM       5.0000     1.0000    12.9971     6.4971
   ARM       5.0000     1.0000    14.4900     7.9900
   ARM       5.0002     1.0000    13.0617     6.5617
   ARM       5.0000     1.0000    14.3369     7.8369
   ARM       5.0000     1.0000    13.0100     6.5100
   ARM       5.0000     1.0000    13.8000     7.3000
   ARM       5.0000     1.0000    12.9834     6.4834
   ARM       5.0000     1.0000    13.7134     7.2134
   ARM       5.0000     1.0000    14.4700     7.9700
   ARM       5.0000     1.0000    13.6441     7.1441
   ARM       5.0000     1.0000    13.5494     7.0494
   ARM       5.0000     1.0000    13.5937     7.0937
   ARM       5.0000     1.0000    13.5206     7.0206
   ARM       5.0000     1.0000    14.0164     7.5164
   ARM       2.9974     1.0000    15.0463     8.5150
   ARM       3.0000     1.0000    17.4950    10.9950
   ARM       3.0000     1.0000    15.4305     8.9305
   ARM       3.0000     1.0000    15.4092     8.9092
   ARM       3.0000     1.0000    14.6581     8.1581
   ARM       3.0000     1.0000    14.9886     8.4728
   ARM       3.0000     1.0000    15.6973     9.2098
   ARM       3.0000     1.0000    15.4131     8.8484
   ARM       3.0000     1.0000    16.0500     9.5500
   ARM       3.0000     1.0000    14.1732     7.6732
   ARM       3.0000     1.0000    14.2278     7.7278
   ARM       3.0000     1.0000    13.7791     7.2791
   ARM       3.0000     1.0000    14.0168     7.5210
   ARM       3.0000     1.0000    13.8447     7.3447
   ARM       3.0000     1.0000    15.4800     8.9800
   ARM       2.9760     1.0000    13.6221     7.1221
   ARM       3.0000     1.0000    14.1175     7.6175
   ARM       3.0000     1.0000    14.1100     7.6100
   ARM       2.9868     1.0000    14.9347     8.4291
   ARM       3.0000     1.0000    14.8778     8.4212
   ARM       3.0000     1.0000    15.2677     8.7677

                                                                            Original
              Cut-off        Gross                  Original                Interest                Months to      Rate
                Date        Mortgage   Original   Amortization                Only                     Next       Change
Interest     Principal      Interest     Term         Term       Loan Age     Term       Gross      Adjustment   Frequency
  Type      Balance ($)     Rate (%)   (months)     (months)     (months)   (months)   Margin (%)      Date      (months)
--------   --------------   --------   --------   ------------   --------   --------   ----------   ----------   ---------
   ARM       1,223,733.87     8.2133        360            480          8          0       5.3899           16           6
   ARM     132,149,799.87     8.1892        360            480          8          0       6.7184           16           6
   ARM      12,021,658.83     8.5690        360            480          7          0       6.7709           17           6
   ARM         708,548.25     8.2682        360            480          8          0       6.6846           16           6
   ARM         379,126.84     8.4700        360            480          8          0       7.3500           16           6
   ARM      80,988,401.07     8.2192        360            600          8          0       6.3983           16           6
   ARM       9,543,215.77     8.8809        360            600          8          0       6.7317           16           6
   ARM         884,616.41     8.1592        360            600          9          0       7.0193           15           6
   ARM       1,170,641.29     8.3120        360            600          7          0       5.1610           17           6
   ARM     207,046,934.68     7.8241        360            600          7          0       6.5754           17           6
   ARM       9,373,760.74     8.5063        360            600          8          0       6.9047           16           6
   ARM       1,920,419.94     8.0148        360            600          7          0       6.7907           17           6
   ARM       5,051,358.54     8.2723        360            360          8          0       6.5396           28           6
   ARM         382,709.01     9.6450        360            360          8          0       8.0000           28           6
   ARM       2,378,796.12     8.6316        360            360          7          0       6.8803           29           6
   ARM         859,883.17     8.7698        360            360          7          0       7.0245           29           6
   ARM         659,500.00     7.5477        360            360          7        120       6.2745           29           6
   ARM         595,423.24     6.4935        360            360          8        120       6.0686           28           6
   ARM       2,323,641.74     7.6405        360            360          8         60       6.2280           28           6
   ARM         624,000.00     6.2533        360            360          7         60       5.5000           29           6
   ARM         256,500.00     7.4700        360            360         10         60       6.3250           26           6
   ARM       4,872,651.60     8.2480        360            480          8          0       6.1877           28           6
   ARM         403,010.65     8.3950        360            480          7          0       7.9750           29           6
   ARM         336,581.48     6.9900        360            480          7          0       6.1750           29           6
   ARM         345,277.74     8.6000        360            480         14          0       6.6000           22           6
   ARM         133,935.14     7.9500        360            480         11          0       5.9500           25           6
   ARM       1,091,379.84     7.8889        360            480          8          0       6.6971           28           6
   ARM         198,051.67     8.9131        360            480          8          0       6.8277           28           6
   ARM       5,557,674.75     8.2173        360            600          8          0       6.3174           28           6
   ARM         263,833.91     9.6000        360            600          9          0       5.8500           27           6
   ARM       4,533,916.38     8.0234        360            600          7          0       6.8776           29           6
   ARM         417,865.71     7.2204        360            600          9          0       6.2453           27           6
   ARM      15,793,791.99     7.4575        360            360          7          0       6.6211           52           6
   ARM         350,008.26     8.3500        360            360          8          0       8.0000           52           6
   ARM         188,159.91     9.0450        360            360          8          0       6.5500           52           6
   ARM         109,451.36    10.6500        360            360          8          0       6.4500           52           6
   ARM       5,139,520.64     7.4873        360            360          7          0       6.5477           53           6
   ARM         413,095.51     7.4806        360            360          7          0       7.1083           53           6
   ARM       2,271,386.97     7.2895        360            360          8        120       6.6494           52           6
   ARM         284,000.00     6.4500        360            360          8        120       5.6250           52           6
   ARM       2,007,679.99     5.9822        360            360          8        120       5.3649           52           6
   ARM         186,500.00     6.5300        360            360          8        120       7.1250           52           6
   ARM       3,355,199.99     6.8444        360            360          8         60       6.1109           52           6
   ARM         822,955.00     7.5358        360            360          9         60       7.5178           51           6
   ARM         335,000.00     6.4500        360            360          7         60       8.0000           53           6


           Initial               Maximum    Minimum
           Periodic   Periodic   Mortgage   Mortgage
Interest     Rate       Rate     Interest   Interest
  Type     Cap (%)    Cap (%)    Rate (%)   Rate (%)
--------   --------   --------   --------   --------
   ARM       3.0000     1.0000    14.7133     8.2133
   ARM       2.9986     1.0000    14.6930     8.1910
   ARM       3.0000     1.0000    15.0852     8.5690
   ARM       3.0000     1.0000    14.7682     8.2682
   ARM       3.0000     1.0000    14.9700     8.4700
   ARM       3.0000     1.0000    14.7192     8.2150
   ARM       2.9474     1.0000    15.3809     8.8809
   ARM       3.0000     1.0000    14.6592     8.1592
   ARM       3.0000     1.0000    14.8120     8.3120
   ARM       2.9915     1.0000    14.3204     7.8230
   ARM       2.9331     1.0000    15.0063     8.5063
   ARM       3.0000     1.0000    14.5148     8.0148
   ARM       2.9796     1.0000    14.7672     8.2158
   ARM       3.0000     1.0000    16.1450     9.6450
   ARM       3.0000     1.0000    15.1316     8.6316
   ARM       3.0000     1.0000    15.3467     8.7698
   ARM       3.0000     1.0000    14.0477     7.5477
   ARM       3.0000     1.0000    12.9935     6.4935
   ARM       3.0000     1.0000    14.0669     7.6405
   ARM       3.0000     1.0000    12.7533     6.2533
   ARM       3.0000     1.0000    13.9700     7.4700
   ARM       3.0000     1.0000    14.7480     8.2480
   ARM       3.0000     1.0000    14.8950     8.3950
   ARM       3.0000     1.0000    13.4900     6.9900
   ARM       3.0000     1.0000    14.6000     6.6000
   ARM       2.0000     1.0000    14.4500     5.9500
   ARM       3.0000     1.0000    14.3889     7.8889
   ARM       3.0000     1.0000    15.4131     8.9131
   ARM       3.0000     1.0000    14.6801     8.2173
   ARM       3.0000     1.0000    16.1000     9.6000
   ARM       3.0000     1.0000    14.5234     8.0234
   ARM       3.0000     1.0000    13.7204     7.2204
   ARM       3.0000     1.0000    13.9575     7.4575
   ARM       3.0000     1.0000    14.8500     8.3500
   ARM       3.0000     1.0000    15.5450     9.0450
   ARM       3.0000     1.0000    17.1500    10.6500
   ARM       3.0000     1.0000    13.9753     7.4873
   ARM       3.0000     1.0000    13.9806     7.4806
   ARM       5.0000     1.0000    13.7895     7.2895
   ARM       5.0000     1.0000    12.9500     6.4500
   ARM       5.0000     1.0000    12.4822     5.9822
   ARM       3.0000     1.0000    13.0300     6.5300
   ARM       4.7645     1.0000    13.3444     6.8444
   ARM       5.0000     1.0000    14.0358     7.5358
   ARM       5.0000     1.0000    12.9500     6.4500

                                                                            Original
              Cut-off        Gross                  Original                Interest                Months to      Rate
                Date        Mortgage   Original   Amortization                Only                     Next       Change
Interest     Principal      Interest     Term         Term       Loan Age     Term       Gross      Adjustment   Frequency
  Type      Balance ($)     Rate (%)   (months)     (months)     (months)   (months)   Margin (%)      Date      (months)
--------   --------------   --------   --------   ------------   --------   --------   ----------   ----------   ---------
   ARM      14,424,355.71     6.6426        360            360          8         60       5.9910           52           6
   ARM         403,686.19     7.2649        360            360          7         60       6.5603           53           6
   ARM       7,114,002.01     7.2270        360            480          8          0       6.4075           52           6
   ARM         419,128.41     7.9500        360            480          7          0       6.5750           53           6
   ARM       3,815,323.63     7.0315        360            480          8          0       6.7357           52           6
   ARM         384,444.21     7.1467        360            480          7          0       7.3645           53           6
   ARM       5,098,113.63     7.4629        360            600          7          0       6.3903           53           6
   ARM         389,003.82     7.4400        360            600          8          0       6.8000           52           6
   ARM       6,549,314.87     7.1913        360            600          7          0       6.5287           53           6
   ARM         495,389.90     7.6977        360            600          8          0       6.6117           52           6
   ARM         422,310.77     7.9000        360            360          9          0       5.9500           75           6
   ARM         190,000.00     7.2500        360            360          7        120       7.7500           77           6
   ARM         427,500.00     7.5500        360            360          8         60       6.6000           76           6
   ARM         395,021.22     7.2229        360            600          7          0       6.8752           77           6
   FIX          56,753.57     9.5000        180            180          7          0          N/A          N/A         N/A
   FIX       1,192,221.22     8.4687        180            180          8          0          N/A          N/A         N/A
   FIX          44,119.13    10.1700        180            180          8          0          N/A          N/A         N/A
   FIX         480,174.26     7.4035        240            240          7          0          N/A          N/A         N/A
   FIX         372,200.64     9.0965        300            300          7          0          N/A          N/A         N/A
   FIX      12,349,917.55     8.9765        360            360          7          0          N/A          N/A         N/A
   FIX       4,386,582.19     8.0784        360            360          7          0          N/A          N/A         N/A
   FIX         678,839.08     8.5066        360            360          8          0          N/A          N/A         N/A
   FIX      20,352,297.85     8.5687        360            360          8          0          N/A          N/A         N/A
   FIX       4,755,009.25     9.7199        360            360          7          0          N/A          N/A         N/A
   FIX       1,007,997.18     7.3111        360            360          8        120          N/A          N/A         N/A
   FIX       1,816,855.39     7.2292        360            360          8        120          N/A          N/A         N/A
   FIX         121,600.00     8.2700        360            360          8        120          N/A          N/A         N/A
   FIX       5,486,636.07     7.9196        360            480          8          0          N/A          N/A         N/A
   FIX         500,273.38     8.1764        360            480          9          0          N/A          N/A         N/A
   FIX          99,880.83     8.3250        360            480          6          0          N/A          N/A         N/A
   FIX       7,479,792.41     8.7729        360            480          7          0          N/A          N/A         N/A
   FIX         878,918.27     9.4241        360            480          8          0          N/A          N/A         N/A
   FIX       3,527,590.99     8.5138        360            600          8          0          N/A          N/A         N/A
   FIX         160,971.15     8.6700        360            600          8          0          N/A          N/A         N/A
   FIX         536,898.20     8.0313        360            600          9          0          N/A          N/A         N/A
   FIX       6,438,035.91     7.7234        360            600          7          0          N/A          N/A         N/A
   FIX         735,493.13     8.0259        360            600          7          0          N/A          N/A         N/A
   ARM       1,240,952.33     9.4989        360            360          6          0       7.8235            6           6
   ARM       1,136,378.58     6.2807        360            360          7          0       5.2902          113           6
   ARM       1,178,632.05     6.6018        360            360          8          0       6.4617          112           6
   ARM         546,723.62     7.9123        360            360          7          0       6.1766          113           6
   ARM       2,960,690.54     6.6204        360            360          7        120       6.5869          113           6
   ARM       3,122,000.00     6.7035        360            360          8        120       6.1938          112           6
   ARM      47,668,537.25     5.9221        360            360          8        120       5.4870          112           6
   ARM         923,973.73     6.1231        360            360          8        120       4.4708          112           6


           Initial               Maximum    Minimum
           Periodic   Periodic   Mortgage   Mortgage
Interest     Rate       Rate     Interest   Interest
  Type     Cap (%)    Cap (%)    Rate (%)   Rate (%)
--------   --------   --------   --------   --------
   ARM       5.0000     1.0000    13.1426     6.6426
   ARM       5.0000     1.0000    13.7649     7.2649
   ARM       3.0000     1.0000    13.7270     7.2270
   ARM       3.0000     1.0000    14.4500     7.9500
   ARM       3.0000     1.0000    13.5315     7.0315
   ARM       3.0000     1.0000    13.6467     7.1467
   ARM       3.0000     1.0000    13.9629     7.4629
   ARM       3.0000     1.0000    13.9400     7.4400
   ARM       3.0000     1.0000    13.6913     7.1913
   ARM       3.0000     1.0000    14.1977     7.6977
   ARM       3.0000     1.0000    14.9000     7.9000
   ARM       3.0000     1.0000    13.7500     7.2500
   ARM       5.0000     1.0000    14.0500     7.5500
   ARM       5.0000     1.0000    13.7229     7.2229
   FIX          N/A        N/A        N/A        N/A
   FIX          N/A        N/A        N/A        N/A
   FIX          N/A        N/A        N/A        N/A
   FIX          N/A        N/A        N/A        N/A
   FIX          N/A        N/A        N/A        N/A
   FIX          N/A        N/A        N/A        N/A
   FIX          N/A        N/A        N/A        N/A
   FIX          N/A        N/A        N/A        N/A
   FIX          N/A        N/A        N/A        N/A
   FIX          N/A        N/A        N/A        N/A
   FIX          N/A        N/A        N/A        N/A
   FIX          N/A        N/A        N/A        N/A
   FIX          N/A        N/A        N/A        N/A
   FIX          N/A        N/A        N/A        N/A
   FIX          N/A        N/A        N/A        N/A
   FIX          N/A        N/A        N/A        N/A
   FIX          N/A        N/A        N/A        N/A
   FIX          N/A        N/A        N/A        N/A
   FIX          N/A        N/A        N/A        N/A
   FIX          N/A        N/A        N/A        N/A
   FIX          N/A        N/A        N/A        N/A
   FIX          N/A        N/A        N/A        N/A
   FIX          N/A        N/A        N/A        N/A
   ARM       1.0000     1.0000    15.6409     9.1409
   ARM       5.0000     1.0000    12.7807     6.2807
   ARM       5.0000     1.0000    13.1018     6.6018
   ARM       5.0000     1.0000    14.4123     7.9123
   ARM       5.0000     1.0000    13.1204     6.6204
   ARM       5.0000     1.0000    13.2035     6.7035
   ARM       5.0000     1.0000    12.4221     5.9221
   ARM       5.0000     1.0000    12.6231     6.1231

                                                                            Original
              Cut-off        Gross                  Original                Interest                Months to      Rate
                Date        Mortgage   Original   Amortization                Only                     Next       Change
Interest     Principal      Interest     Term         Term       Loan Age     Term       Gross      Adjustment   Frequency
  Type      Balance ($)     Rate (%)   (months)     (months)     (months)   (months)   Margin (%)      Date      (months)
--------   --------------   --------   --------   ------------   --------   --------   ----------   ----------   ---------
   ARM         709,399.42     6.8502        360            360          7         60       6.6334          113           6
   ARM       1,486,999.00     6.2091        360            360          8         60       5.7999          112           6
   ARM       3,316,522.58     6.7430        360            480          8          0       6.1994          112           6
   ARM       5,910,312.09     6.2493        360            480          7          0       6.4225          113           6
   ARM       2,885,214.79     6.8608        360            600          7          0       6.3584          113           6
   ARM         689,746.07     6.0000        360            600         12          0       5.4750          108           6
   ARM      10,726,128.42     6.8814        360            600          8          0       6.3661          112           6
   ARM      20,454,076.02     8.4840        360            360          7          0       6.5327           17           6
   ARM       3,413,660.84     9.2005        360            360          8          0       7.0516           16           6
   ARM         573,375.25     8.2500        360            360          7          0       7.1250           17           6
   ARM      11,001,000.51     7.9516        360            360          8          0       6.6372           16           6
   ARM       2,728,696.92     8.7064        360            360          8          0       6.7000           16           6
   ARM       3,923,749.99     7.1904        360            360          8        120       6.2974           16           6
   ARM         469,754.38     7.0000        360            360          9        120       6.1000           15           6
   ARM       1,927,829.99     7.0588        360            360          8        120       6.5409           16           6
   ARM       3,501,759.56     7.7765        360            360          7         60       6.3191           17           6
   ARM       2,314,000.00     7.4964        360            360          7         60       6.4818           17           6
   ARM      36,175,023.81     6.7714        360            360          8         60       6.1154           16           6
   ARM         788,800.00     8.1399        360            360          8         60       6.6912           16           6
   ARM      29,925,481.19     8.2093        360            480          7          0       6.3746           17           6
   ARM       6,601,774.74     8.2343        360            480          9          0       6.4255           15           6
   ARM         673,641.19    10.4900        360            480          6          0       8.0000           18           6
   ARM         438,906.10     6.7500        360            480          6          0       5.6250           18           6
   ARM      36,722,899.43     7.7883        360            480          8          0       6.3861           16           6
   ARM       1,727,579.62     8.1157        360            480          8          0       7.1417           16           6
   ARM         569,488.16     9.3750        360            480          9          0       7.5000           15           6
   ARM      34,171,211.29     8.3682        360            600          7          0       6.6809           17           6
   ARM      12,423,023.90     8.3263        360            600          7          0       6.6313           17           6
   ARM       1,003,074.40     7.9381        360            600          7          0       5.7420           17           6
   ARM     109,494,888.09     7.6068        360            600          7          0       6.4738           17           6
   ARM       5,132,316.51     7.8084        360            600          7          0       6.5532           17           6
   ARM         539,502.36     7.5200        360            600          6          0       6.3750           18           6
   ARM         989,505.07     8.2305        360            360          8          0       6.6820           28           6
   ARM       2,104,219.21     8.0216        360            360          7          0       6.7239           29           6
   ARM         610,825.05     9.4035        360            360          7          0       6.3574           29           6
   ARM       1,625,500.00     7.4437        360            360          7         60       5.9004           29           6
   ARM       1,742,913.34     6.7892        360            360          8         60       6.3275           28           6
   ARM       1,093,421.66     7.9900        360            480          8          0       5.2250           28           6
   ARM       1,436,690.25     7.4900        360            480          6          0       6.2500           30           6
   ARM       4,101,941.90     8.1282        360            600          7          0       6.8021           29           6
   ARM       5,496,730.03     7.1001        360            600          7          0       5.9764           29           6
   ARM       4,126,445.88     7.2621        360            360          7          0       5.9824           53           6
   ARM       1,943,101.19     7.0494        360            360          8          0       6.2807           52           6
   ARM         447,919.99     7.5750        360            360          8        120       5.3750           52           6
   ARM       8,242,209.12     5.9438        360            360          9        120       4.1864           51           6


           Initial               Maximum    Minimum
           Periodic   Periodic   Mortgage   Mortgage
Interest     Rate       Rate     Interest   Interest
  Type     Cap (%)    Cap (%)    Rate (%)   Rate (%)
--------   --------   --------   --------   --------
   ARM       5.0000     1.0000    13.3502     6.8502
   ARM       5.0000     1.0000    12.7091     6.2091
   ARM       5.0000     1.0000    13.2430     6.7430
   ARM       5.0000     1.0000    12.7493     6.2493
   ARM       5.0000     1.0000    13.3608     6.8608
   ARM       1.0000     2.0000    12.5000     6.0000
   ARM       4.8958     1.0000    13.3814     6.8814
   ARM       3.0000     1.0000    14.9840     8.4840
   ARM       3.0000     1.0000    15.7005     9.2005
   ARM       3.0000     1.0000    14.7500     8.2500
   ARM       2.9782     1.0000    14.4389     7.9516
   ARM       3.0000     1.0000    15.2064     8.7064
   ARM       3.0000     1.0000    13.6904     7.1904
   ARM       3.0000     1.0000    13.5000     7.0000
   ARM       3.0000     1.0000    13.5588     7.0588
   ARM       3.0000     1.0000    14.2137     7.7765
   ARM       3.0000     1.0000    13.9964     7.4964
   ARM       2.9825     1.0000    13.2714     6.7734
   ARM       3.0000     1.0000    14.6399     8.1399
   ARM       3.0000     1.0000    14.7093     8.2093
   ARM       3.0000     1.0000    14.7001     8.2343
   ARM       3.0000     1.0000    16.9900    10.4900
   ARM       3.0000     1.0000    13.2500     6.7500
   ARM       3.0000     1.0000    14.2895     7.7883
   ARM       3.0000     1.0000    14.6157     8.1157
   ARM       3.0000     1.0000    15.8750     9.3750
   ARM       3.0000     1.0000    14.8682     8.3682
   ARM       3.0000     1.0000    14.8263     8.3263
   ARM       3.0000     1.0000    14.4381     7.9381
   ARM       3.0000     1.0000    14.1104     7.5852
   ARM       3.0000     1.0000    14.3084     7.7121
   ARM       3.0000     1.0000    14.0200     7.5200
   ARM       3.0000     1.0000    14.7305     8.2305
   ARM       3.0000     1.0000    14.5216     8.0216
   ARM       2.8047     1.0000    15.8059     9.0129
   ARM       3.0000     1.0000    13.9437     7.4437
   ARM       3.0000     1.0000    13.2892     6.7892
   ARM       3.0000     1.0000    14.4900     7.9900
   ARM       3.0000     1.0000    13.9900     7.4900
   ARM       3.0000     1.0000    14.6282     8.1282
   ARM       2.8690     1.0437    13.6437     7.1001
   ARM       3.0000     1.0000    13.7621     7.2621
   ARM       3.0000     1.0000    13.5494     7.0494
   ARM       5.0000     1.0000    14.0750     7.5750
   ARM       5.0000     1.0000    12.4438     5.9438

                                                                            Original
              Cut-off        Gross                  Original                Interest                Months to      Rate
                Date        Mortgage   Original   Amortization                Only                     Next       Change
Interest     Principal      Interest     Term         Term       Loan Age     Term       Gross      Adjustment   Frequency
  Type      Balance ($)     Rate (%)   (months)     (months)     (months)   (months)   Margin (%)      Date      (months)
--------   --------------   --------   --------   ------------   --------   --------   ----------   ----------   ---------
   ARM       1,711,886.82     5.6023        360            360          9        120       3.8669           51           6
   ARM       2,319,630.00     6.8505        360            360          7         60       5.9485           53           6
   ARM       1,376,999.30     6.3150        360            360          9         60       4.4678           51           6
   ARM      28,846,385.87     6.4505        360            360          8         60       5.5881           52           6
   ARM         588,506.86     6.9950        360            360         10         60       3.6250           50           6
   ARM       4,799,765.26     7.0858        360            480          8          0       5.9750           52           6
   ARM       6,159,129.26     6.9672        360            480          7          0       6.4645           53           6
   ARM       4,859,229.67     7.5645        360            600          8          0       6.3413           52           6
   ARM         658,063.37     6.7000        360            600          7          0       6.0000           53           6
   ARM      12,955,491.39     7.1308        360            600          7          0       6.7239           53           6
   ARM       1,517,707.44     6.2360        360            600          7          0       6.4771           53           6
   ARM         286,850.00     6.9400        360            360          6        120       5.0050           78           6
   ARM         499,510.95     5.4900        360            360          8        120       5.3750           76           6
   FIX          61,316.49     8.9900        180            180          7          0          N/A          N/A         N/A
   FIX       3,317,285.97     7.9411        360            360          8          0          N/A          N/A         N/A
   FIX       2,175,434.96     7.8534        360            360          7          0          N/A          N/A         N/A
   FIX         507,245.00     8.7784        360            360          8          0          N/A          N/A         N/A
   FIX       4,798,039.63     7.6191        360            360          7          0          N/A          N/A         N/A
   FIX         619,399.04     9.0505        360            360          8          0          N/A          N/A         N/A
   FIX         188,790.26     7.5450        360            360          8        120          N/A          N/A         N/A
   FIX         903,860.28     6.7738        360            360         10        120          N/A          N/A         N/A
   FIX       2,215,704.96     7.3827        360            480          8          0          N/A          N/A         N/A
   FIX       2,359,369.06     7.1886        360            480          8          0          N/A          N/A         N/A
   FIX         689,072.12     9.3656        360            480          7          0          N/A          N/A         N/A
   FIX       3,042,159.40     7.0328        360            600          7          0          N/A          N/A         N/A
   FIX         122,483.32     8.0450        360            600         10          0          N/A          N/A         N/A
   FIX       5,697,994.59     7.7295        360            600          8          0          N/A          N/A         N/A


           Initial               Maximum    Minimum
           Periodic   Periodic   Mortgage   Mortgage
Interest     Rate       Rate     Interest   Interest
  Type     Cap (%)    Cap (%)    Rate (%)   Rate (%)
--------   --------   --------   --------   --------
   ARM       5.0000     1.0000    12.1023     5.6023
   ARM       5.0000     1.0000    13.3505     6.8505
   ARM       5.0000     1.0000    12.8150     6.3150
   ARM       5.0000     1.0000    12.9505     6.4505
   ARM       5.0000     1.0000    13.4950     6.9950
   ARM       3.0000     1.0000    13.5858     7.0858
   ARM       3.0000     1.0000    13.4672     6.9672
   ARM       3.0000     1.0000    14.0645     7.5645
   ARM       3.0000     1.0000    13.2000     6.7000
   ARM       3.0000     1.0000    13.6308     7.1308
   ARM       3.0000     1.0000    12.7360     6.2360
   ARM       5.0000     1.0000    13.4400     6.9400
   ARM       5.0000     1.0000    11.9900     5.4900
   FIX          N/A        N/A        N/A        N/A
   FIX          N/A        N/A        N/A        N/A
   FIX          N/A        N/A        N/A        N/A
   FIX          N/A        N/A        N/A        N/A
   FIX          N/A        N/A        N/A        N/A
   FIX          N/A        N/A        N/A        N/A
   FIX          N/A        N/A        N/A        N/A
   FIX          N/A        N/A        N/A        N/A
   FIX          N/A        N/A        N/A        N/A
   FIX          N/A        N/A        N/A        N/A
   FIX          N/A        N/A        N/A        N/A
   FIX          N/A        N/A        N/A        N/A
   FIX          N/A        N/A        N/A        N/A
   FIX          N/A        N/A        N/A        N/A

                                   APPENDIX D

              INTEREST RATE SWAP AGREEMENT NOTIONAL AMOUNT SCHEDULE

Distribution Date    Notional Amount ($)
------------------   -------------------
November 25, 2007       1,451,313,000.00
December 25, 2007       1,414,788,904.00
January 25, 2008        1,374,909,137.00
February 25, 2008       1,332,776,100.00
March 25, 2008          1,287,164,780.00
April 25, 2008          1,241,207,955.00
May 25, 2008            1,196,736,474.00
June 25, 2008           1,153,714,914.00
July 25, 2008           1,112,095,808.00
August 25, 2008         1,071,833,351.00
September 25, 2008      1,032,883,230.00
October 25, 2008          995,189,477.00
November 25, 2008         958,725,318.00
December 25, 2008         923,426,087.00
January 25, 2009          889,284,286.00
February 25, 2009         856,226,973.00
March 25, 2009            597,026,348.00
April 25, 2009            257,824,793.00
May 25, 2009              238,882,732.00
June 25, 2009             222,587,602.00
July 25, 2009             211,850,347.00
August 25, 2009           204,286,961.00
September 25, 2009        196,914,685.00
October 25, 2009          189,944,215.00
November 25, 2009         183,229,750.00
December 25, 2009         176,715,992.00
January 25, 2010          170,401,232.00
February 25, 2010         164,183,186.00
March 25, 2010            150,917,766.00
April 25, 2010            138,369,369.00
May 25, 2010              133,161,410.00
June 25, 2010             128,574,313.00
July 25, 2010             124,152,115.00
August 25, 2010           119,888,684.00
September 25, 2010        115,778,124.00
October 25, 2010          111,814,764.00
November 25, 2010         107,993,148.00
December 25, 2010         104,308,026.00
January 25, 2011          100,754,349.00
February 25, 2011          97,327,259.00
March 25, 2011             94,022,082.00
April 25, 2011             90,834,322.00
May 25, 2011               87,759,653.00
June 25, 2011              84,793,912.00
July 25, 2011              81,933,093.00
August 25, 2011            79,173,345.00
September 25, 2011         76,510,957.00
October 25, 2011           73,942,361.00
November 25, 2011                   0.00

                                 $1,421,335,000
                                  (Approximate)

                        Asset Backed Funding Corporation
                                    Depositor

                              ABFC 2007-WMC1 Trust
                                 Issuing Entity

                      Bank of America, National Association
                                     Sponsor

                             Wells Fargo Bank, N.A.
                                 Master Servicer

                          Saxon Mortgage Services, Inc.
                                    Servicer

                        Asset Backed Funding Corporation
                   Asset-Backed Certificates, Series 2007-WMC1

             ------------------------------------------------------

                             FREE WRITING PROSPECTUS

             ------------------------------------------------------

                         Banc of America Securities LLC

    We are not offering the Offered Certificates in any state where the offer is not permitted.

    We do not claim that the information in this free writing prospectus and prospectus is accurate as of any date other than the dates stated on the respective covers.

                                November 1, 2007